EXHIBIT 4.9.4

HERTZ VEHICLE FINANCING LLC,

as Issuer

and

BNY MIDWEST TRUST COMPANY,

as Trustee and Securities Intermediary

AMENDED AND RESTATED SERIES 2005-3 SUPPLEMENT

dated as of August 1, 2006

to

SECOND AMENDED AND RESTATED
BASE INDENTURE

dated as of August 1, 2006

$250,000,000 Series 2005-3 Variable Funding Rental Car Asset Backed Notes, Class A-1
$1,000,000,000 Series 2005-3 Variable Funding Rental Car Asset Backed Notes, Class A-2
Series 2005-3 Floating Rate Rental Car Asset Backed Notes, Class B-1
Series 2005-3 Fixed Rate Rental Car Asset Backed Notes, Class B-2
Series 2005-3 Floating Rate Rental Car Asset Backed Notes, Class B-3
Series 2005-3 Fixed Rate Rental Car Asset Backed Notes, Class B-4

i

ii

EXHIBITS

Exhibit A-1-1:	Series 2005-3 Variable Funding Rental Car Asset Backed Notes, Class A-1
Exhibit A-1-2:	Series 2005-3 Variable Funding Rental Car Asset Backed Notes, Class A-2
Exhibit A-2-1:	Form of Restricted Global Class B-1 Note
Exhibit A-2-2:	Form of Regulation S Global Class B-1 Note
Exhibit A-2-3:	Form of Unrestricted Global Class B-1 Note
Exhibit A-3-1:	Form of Restricted Global Class B-2 Note
Exhibit A-3-2:	Form of Regulation S Global Class B-2 Note
Exhibit A-3-3:	Form of Unrestricted Global Class B-2 Note
Exhibit A-4-1:	Form of Restricted Global Class B-3 Note
Exhibit A-4-2:	Form of Regulation S Global Class B-3 Note
Exhibit A-4-3:	Form of Unrestricted Global Class B-3 Note
Exhibit A-5-1:	Form of Restricted Global Class B-4 Note
Exhibit A-5-2:	Form of Regulation S Global Class B-4 Note
Exhibit A-5-3:	Form of Unrestricted Global Class B-4 Note
Exhibit B-1-1:	Form of Class A Letter of Credit
Exhibit B-1-2:	Form of Class A Ford Letter of Credit
Exhibit B-2-1:	Form of Class B Letter of Credit
Exhibit B-2-2:	Form of Class B Ford Letter of Credit
Exhibit C:	Form of Lease Payment Deficit Notice
Exhibit D-1-1:	Form of Class A Ford Letter of Credit Reduction Notice
Exhibit D-1-2:	Form of Class A Ford Letter of Credit Termination Notice
Exhibit D-2:	Form of Class A Non-Ford Letter of Credit Reduction Notice
Exhibit D-3-1:	Form of Class B Ford Letter of Credit Reduction Notice
Exhibit D-3-2:	Form of Class B Ford Letter of Credit Termination Notice
Exhibit D-4:	Form of Class B Non-Ford Letter of Credit Reduction Notice
Exhibit E:	Form of Purchaser’s Letter
Exhibit F-1:	Form of Class A Transfer Certificate
Exhibit F-2:	Form of Restricted Global Note Transfer Certificates
Exhibit F-3:	Form of Regulation S Global Note Transfer Certificates
Exhibit F-4:	Form of Unrestricted Global Note Transfer Certificates
Exhibit G:	Form of Monthly Noteholders’ Statement
Exhibit H:	Form of Series 2005-3 Demand Note
Exhibit I:	Form of Estimated Interest Adjustment Notice

ANNEXES

Annex A:	Form of Class B Notes Term Sheet

iii

AMENDED AND RESTATED SERIES 2005-3 SUPPLEMENT dated as of August 1, 2006 (“Series Supplement”) between HERTZ VEHICLE FINANCING LLC, a special purpose limited liability company established under the laws of Delaware (“HVF”), and BNY MIDWEST TRUST COMPANY, an Illinois trust company, as trustee (together with its successors in trust thereunder as provided in the Base Indenture referred to below, the “Trustee”), and as securities intermediary (in such capacity, the “Securities Intermediary”), to the Second Amended and Restated Base Indenture, dated as of August 1, 2006, between HVF and the Trustee (as amended, modified or supplemented from time to time, exclusive of Series Supplements, the “Base Indenture”).

PRELIMINARY STATEMENT

WHEREAS, HVF and the Trustee entered into the Series 2005-3 Supplement dated as of December 21, 2005 (the “Prior Series Supplement”);

WHEREAS, HVF and the Trustee desire to amend and restate the Prior Series Supplement in its entirety as herein set forth; and

WHEREAS, Sections 2.2 and 12.1 of the Base Indenture provide, among other things, that HVF and the Trustee may at any time and from time to time enter into a supplement to the Base Indenture for the purpose of authorizing the issuance of one or more Series of Notes.

NOW, THEREFORE, the parties hereto agree as follows:

DESIGNATION

There is hereby created a Series of Notes to be issued pursuant to the Base Indenture and this Series Supplement and such Series of Notes shall be designated as Rental Car Asset Backed Notes, Series 2005-3.  On the Series 2005-3 Closing Date, two classes of Series 2005-3 Notes shall be issued: the first of which shall be designated as the Series 2005-3 Variable Funding Rental Car Asset Backed Notes, Class A-1, and referred to herein as the Class A-1 Notes, and the second of which shall be designated as the Series 2005-3 Variable Funding Rental Car Asset Backed Notes, Class A-2, and referred to herein as the Class A-2 Notes.  The Class A-1 Notes and the Class A-2 Notes are referred to herein collectively as the “Class A Notes”.  At any time prior to the Expected Final Payment Date for the Class of Class B Notes issued, additional Series 2005-3 Notes may be issued in up to four classes: the first of which shall be designated as the Series 2005-3 Floating Rate Rental Car Asset Backed Notes, Class B-1, and referred to herein as the Class B-1 Notes, the second of which shall be designated as the Series 2005-3 Fixed Rate Rental Car Asset Backed Notes, Class B-2, and referred to herein as the Class B-2 Notes, the third of which shall be designated as the Series 2005-3 Floating Rate Rental Car Asset Backed Notes, Class B-3, and referred to herein as the Class B-3 Notes, the fourth of which shall be designated as the Series 2005-3 Fixed Rate Rental Car Asset Backed Notes, Class B-4, and referred to herein as the Class B-4 Notes.  The Class B-1 Notes, the Class B-2 Notes, the Class B-3 Notes, and the Class B-4 Notes are referred to herein collectively as the “Class B Notes”.  The Class A Notes and the Class B

Notes are referred to herein collectively as the “Series 2005-3 Notes.”  The Class B Notes shall be issued in minimum denominations of $25,000 and integral multiples of $1,000 in excess thereof.

The net proceeds from the sale of the Series 2005-3 Notes shall be deposited in the Series 2005-3 Excess Collection Account and used to make payments in reduction of the Principal Amount of other Series of Notes or paid to HVF and used to acquire Eligible Vehicles from HGI pursuant to the Purchase Agreement on the related Series 2005-3 Class B Notes Closing Date or for other purposes permitted under the Related Documents.

ARTICLE I

DEFINITIONS

(a)           All capitalized terms not otherwise defined herein shall have the meanings assigned thereto in the Definitions List attached to the Base Indenture as Schedule I thereto, as amended, modified, restated or supplemented from time to time in accordance with the terms of the Base Indenture or the Class A Note Purchase Agreements; provided, however, that to the extent any capitalized term used but not defined herein has a meaning assigned to such term in both the Definitions List attached to the Base Indenture as Schedule I thereto and the Class A Note Purchase Agreements, then the meaning given to such term in the Definitions List attached to the Base Indenture as Schedule I shall apply.  All Article, Section or Subsection references herein shall refer to Articles, Sections or Subsections of the Base Indenture, except as otherwise provided herein.  Unless otherwise stated herein, as the context otherwise requires or if such term is otherwise defined in the Base Indenture, each capitalized term used or defined herein shall relate only to the Series 2005-3 Notes and not to any other Series of Notes issued by HVF.  All references herein to the “Series 2005-3 Supplement” shall mean the Base Indenture, as supplemented hereby.

(b)           The following words and phrases shall have the following meanings with respect to the Series 2005-3 Notes and the definitions of such terms are applicable to the singular as well as the plural form of such terms and to the masculine as well as the feminine and neuter genders of such terms:

“Additional Payment Date” has the meaning specified in Section 3.3(k) of this Series Supplement.

“Adjusted Aggregate Asset Amount” means, as of any day, the sum of (a) the Aggregate Asset Amount and (b) the sum of (1) the amount of cash and Permitted Investments on deposit in the Series 2005-3 Collection Account and available for reduction of the Series 2005-3 Principal Amount and (2) the amount of cash and Permitted Investments on deposit in the Series 2005-3 Excess Collection Account, in each case on such day.

“Advance Request” means a Class A-1 Advance Request or a Class A-2 Advance Request, as the context may require.

“Advance” means a Class A-1 Advance or a Class A-2 Advance, as the context may require.

“Aggregate BMW/Lexus/Mercedes/Audi Amount” means as of any date of determination, the sum of the BMW Amount, the Lexus Amount, the Mercedes Amount and the Audi Amount, in each case, as of such date.

“Annualized Financing Cost” means, with respect to any Series 2005-3 Interest Period, the amounts payable pursuant to Sections 3.3(b)(i), (ii), and (iv) of this Series Supplement with respect to such Series 2005-3 Interest Period, expressed as an annual percent of the Class A Principal Amount.

“Applicable Procedures” has the meaning specified in Section 6.2 of this Series Supplement.

“Audi Amount” means, as of any date of determination, an amount equal to the Manufacturer Non-Eligible Vehicle Amount and the Manufacturer Eligible Program Vehicle Amount, in each case with respect to Audi as of such date.

“Bankrupt Manufacturer” means, as of any day, each Manufacturer (other than a Top Two Non-Investment Grade Manufacturer) for which an Event of Bankruptcy has occurred; provided that any such Manufacturer for which an Event of Bankruptcy has occurred shall cease to constitute a Bankrupt Manufacturer when it has satisfied the Confirmation Condition.

“Bankrupt Manufacturer Vehicle Amount” means, as of any date of determination, an amount equal to the Manufacturer Non-Eligible Vehicle Amount and the Manufacturer Eligible Program Vehicle Amount, in each case with respect to each Bankrupt Manufacturer as of such date.

“Bankrupt Manufacturer Vehicle Percentage” means, as of any date of determination, the percentage equivalent of a fraction, the numerator of which is the Bankrupt Manufacturer Vehicle Amount as of such date and the denominator of which is the excess of (A) the Aggregate Asset Amount over (B) the amount of cash and Permitted Investments on deposit in the Collection Account and the HVF Exchange Account, in each case as of such date.

“Base Rate Tranche” means the Class A-1 Base Rate Tranche or the Class A-2 Base Rate Tranche, as the context may require.

“BBB-/Baa3 EPM Amount” means, as of any date of determination, the sum for all BBB-/Baa3 Manufacturers of an amount, with respect to each BBB-/Baa3 Manufacturer, equal to the sum, rounded to the nearest $100,000, of the following amounts to the extent that such amounts are included in the definition of “Aggregate Asset Amount” for such date: (i) the Net Book Value of all Eligible Program Vehicles

that are Eligible Vehicles as of such date that were manufactured by such BBB-/Baa3 Manufacturer or an Affiliate thereof and not turned in to and accepted by such BBB-/Baa3 Manufacturer pursuant to its Manufacturer Program, not delivered and accepted for Auction pursuant to its Manufacturer Program or not otherwise sold or deemed to be sold under the Related Documents, plus (ii) the aggregate amount of Manufacturer Receivables (other than Excluded Payments) payable to HVF or to the Intermediary pursuant to the Master Exchange Agreement, in each case as of such date by such each BBB-/Baa3 Manufacturer with respect to Vehicles that were Eligible Vehicles and Eligible Program Vehicles when turned in to and accepted by such BBB-/Baa3 Manufacturer or delivered and accepted for Auction, plus (iii) with respect to Eligible Vehicles that were Eligible Program Vehicles that have been delivered and accepted for Auction pursuant to a Manufacturer Program with such BBB-/Baa3 Manufacturer, all amounts receivable (other than amounts specified in clause (ii) above) from any person or entity in connection with the Auction of such Eligible Vehicles as of such date, plus (iv) with respect to Eligible Vehicles that were Eligible Program Vehicles manufactured by such BBB-/Baa3 Manufacturer or an Affiliate thereof that have been turned in to and accepted by such BBB-/Baa3 Manufacturer, delivered and accepted for Auction, otherwise sold or become a Casualty, any accrued and unpaid Casualty Payments or Termination Payments with respect to such Eligible Vehicles as of such date under the HVF Lease, plus (v) with respect to Eligible Vehicles that were Eligible Program Vehicles manufactured by such BBB-/Baa3 Manufacturer or an Affiliate thereof that have been turned in to and accepted by such BBB-/Baa3 Manufacturer, delivered and accepted for Auction or otherwise sold, any accrued and unpaid Monthly Base Rent with respect to such Eligible Vehicles under the HVF Lease (net of amounts set forth in clauses (ii), (iii), and (iv) above) plus (vi) with respect to Eligible Vehicles that were Eligible Program Vehicles sold by HVF to a third party pursuant to Section 2.5(a) of the HVF Lease, any non-return incentives payable to HVF under a Manufacturer Program by such BBB-/Baa3 Manufacturer in respect of the sale of such Vehicles outside of the related Manufacturer Program as of such date, plus (vii) if such date is during the period from and including a Determination Date to but excluding the next Payment Date, accrued and unpaid Monthly Base Rent payable on the next Payment Date with respect to all Eligible Vehicles that are Eligible Program Vehicles as of such date that were manufactured by such BBB-/Baa3 Manufacturer or an Affiliate thereof and that have not been turned in to and accepted by such BBB-/Baa3 Manufacturer pursuant to its Manufacturer Program, not been delivered and accepted for Auction pursuant to its Manufacturer Program and not otherwise been sold or deemed to be sold under the Related Documents.  For the purposes of this definition, an Affiliate of a Manufacturer shall not include any Person who is included as a Manufacturer hereunder.

“BBB-/Baa3 EPM Vehicle Percentage” means, as of any date of determination, the percentage equivalent of a fraction, the numerator of which is the BBB-/Baa3 EPM Amount as of such date and the denominator of which is the excess of (A) the Aggregate Asset Amount over (B) the amount of cash and Permitted Investments on deposit in the Collection Account and the HVF Exchange Account, in each case as of such date.

“BBB-/Baa3 EPM Vehicle Percentage Excess” means, as of any date of determination, the excess, if any, of the BBB-/Baa3 EPM Vehicle Percentage as of such date over 10%.

“BBB-/Baa3 Manufacturer” means, as of any day, each Manufacturer of a Program Vehicle from an Eligible Program Manufacturer that is rated at least “BBB-” from S&P, at least “Baa3” from Moody’s and, unless otherwise agreed to by Fitch, at least “BBB-” from Fitch, but which is not rated at least “BBB” from S&P, at least “Baa2” from Moody’s and, unless otherwise agreed to by Fitch, at least “BBB” from Fitch; provided that upon the withdrawal of the rating of a Manufacturer by a Rating Agency or upon the downgrade of a Manufacturer by a Rating Agency to a rating that would require inclusion of such Manufacturer in this definition, for purposes of this definition and each instance in which this definition is used in this Series Supplement, such Manufacturer shall be deemed to be rated “BBB”, “Baa2” and/or “BBB”, as applicable, by the Rating Agency which downgraded such Manufacturer for a period of 30 days following the earlier of (i) the date on which any of the Administrator, HVF or the Servicer obtains actual knowledge of such downgrade and (ii) the date an which the Trustee or the Insurer notifies the Administrator of such downgrade.

“BMW Amount” means, as of any date of determination, an amount equal to the Manufacturer Non-Eligible Vehicle Amount and the Manufacturer Eligible Program Vehicle Amount, in each case with respect to BMW as of such date.

“BNY MTC” means BNY Midwest Trust Company, an Illinois trust company, and its successors and assigns.

“Calculation Agent” means BNY MTC, in its capacity as calculation agent with respect to the Class B-1 Note Rate and the Class B-3 Note Rate.

“Class” means a class of the Series 2005-3 Notes, which may be the Class A-1 Notes, Class A-2 Notes, the Class B-1 Notes, the Class B-2 Notes, the Class B-3 Notes or the Class B-4 Notes.

“Class A Adjusted Daily Interest Amount” means, for any day in a Series 2005-3 Interest Period, an amount equal to the result of (a) the sum of (x) the product of (i) the Class A-1 Note Rate for such Series 2005-3 Interest Period and (ii) the Class A-1 Outstanding Principal Amount as of the close of business on such date, and (y) the product of (i) the Class A-2 Note Rate for such Series 2005-3 Interest Period and (ii) the Class A-2 Outstanding Principal Amount as of the close of business on such date, divided by (b) 360.

“Class A Adjusted Enhancement Amount” means, the Class A Enhancement Amount, excluding from the calculation thereof the amount available to be drawn under any Series 2005-3 Letter of Credit if at the time of such calculation (A) such Series 2005-3 Letter of Credit shall not be in full force and effect, (B) an Event of Bankruptcy shall have occurred with respect to the Series 2005-3 Letter of Credit Provider of such Series 2005-3 Letter of Credit, (C) such Series 2005-3 Letter of Credit

Provider shall have repudiated such Series 2005-3 Letter of Credit or failed to honor a draw thereon made in accordance with the terms thereof or (D) a Class A Downgrade Event shall have occurred and be continuing for at least 30 days with respect to the Series 2005-3 Letter of Credit Provider of such Series 2005-3 Letter of Credit.

“Class A Adjusted Liquidity Amount” means, the Class A Liquidity Amount, excluding from the calculation thereof the amount available to be drawn under any Class A Letter of Credit if at the time of such calculation (A) such Class A Letter of Credit shall not be in full force and effect, (B) an Event of Bankruptcy shall have occurred with respect to the Class A Letter of Credit Provider of such Class A Letter of Credit, (C) such Class A Letter of Credit Provider shall have repudiated such Class A Letter of Credit or failed to honor a draw thereon made in accordance with the terms thereof or (D) a Class A Downgrade Event shall have occurred and be continuing for at least 30 days with respect to the Series 2005-3 Letter of Credit Provider of such Series 2005-3 Letter of Credit.

“Class A Adjusted Monthly Interest” means, with respect to any Payment Date, the sum of (i) the Class A Adjusted Daily Interest Amount for each day in the related Series 2005-3 Interest Period, plus (ii) all previously due and unpaid amounts described in clause (i) with respect to prior Series 2005-3 Interest Periods (together with interest on such unpaid amounts required to be paid in this clause (ii) at the Class A Note Rate), plus (iii) the Undrawn Facility Fee for such Payment Date, calculated in accordance with Section 3.02(b) of the applicable Class A Note Purchase Agreement, minus (iv) the amount of any interest payments made to the Class A Noteholders during such Series 2005-3 Interest Period pursuant to Section 3.3(k) of this Series Supplement.

“Class A Adjusted Principal Amount” means, as of any date of determination, the excess, if any, of (A) the Class A Principal Amount as of such date over (B) the sum of (1) the amount of cash and Permitted Investments on deposit in the Series 2005-3 Excess Collection Account and (2) the amount of cash and Permitted Investments on deposit in the Series 2005-3 Collection Account and available for reduction of the Class A Principal Amount, in each case, as of such date.

“Class A Asset Amount” means, as of any date of determination, the product of (i) the Class A Asset Percentage as of such date and (ii) the Aggregate Asset Amount as of such date.

“Class A Asset Percentage” means, as of any date of determination, a fraction, the numerator of which shall be equal to the Class A Required Asset Amount, determined during the Series 2005-3 Revolving Period as of the end of the immediately preceding Related Month (or, until the end of the initial Related Month after the Series 2005-3 Closing Date, on the Series 2005-3 Closing Date), or, during the Series 2005-3 Rapid Amortization Period, as of the end of the Series 2005-3 Revolving Period, and the denominator of which shall be the greater of (I) the Aggregate Asset Amount as of the end of the immediately preceding Related Month or, until the end of the initial Related Month after the Series 2005-3 Closing Date, as of the Series 2005-3 Closing Date and (II) as of the same date as in clause (I), the Aggregate Required Asset Amount.

“Class A Available Cash Collateral Account Amount” means, as of any date of determination, the sum of (a) the Class A Available Ford Cash Collateral Account Amount and (b) the Class A Available Non-Ford Cash Collateral Account Amount.

“Class A Available Ford Cash Collateral Account Amount” means, as of any date of determination, the amount on deposit in the Class A Ford Cash Collateral Account (after giving effect to any deposits thereto and withdrawals and releases therefrom on such date).

“Class A Available Non-Ford Cash Collateral Account Amount” means, as of any date of determination, the amount on deposit in the Class A Non-Ford Cash Collateral Account (after giving effect to any deposits thereto and withdrawals and releases therefrom on such date).

“Class A Available Reserve Account Amount” means, as of any date of determination, the amount on deposit in the Class A Reserve Account.

“Class A Cash Collateral Account” means a Class A Ford Cash Collateral Account and/or a Class A Non-Ford Cash Collateral Account, as the context may require.

“Class A Cash Collateral Account Interest and Earnings” means with respect to a Class A Cash Collateral Account all interest and earnings (net of losses and investment expenses) paid on funds on deposit in such Class A Cash Collateral Account.

“Class A Cash Collateral Account Surplus” means, with respect to any Payment Date, the lesser of (a) the sum of (x) the Class A Available Ford Cash Collateral Account Amount and (y) the Class A Available Non-Ford Cash Collateral Account Amount and (b) the least of (i) the excess, if any, of the Class A Adjusted Enhancement Amount (after giving effect to any withdrawal from the Class A Reserve Account on such Payment Date) over the Class A Required Enhancement Amount on such Payment Date, (ii) the excess, if any, of the Class A Adjusted Liquidity Amount over the Class A Required Liquidity Amount on such Payment Date, and (iii) the excess, if any, of the Class B Adjusted Enhancement Amount over the Class B Required Enhancement Amount on such Payment Date.

“Class A Certificate of Credit Demand” means a certificate in the form of Annex A to a Class A Letter of Credit.

“Class A Certificate of Preference Payment Demand” means a certificate in the form of Annex C to a Class A Letter of Credit.

“Class A Certificate of Termination Demand” means a certificate in the form of Annex D to a Class A Letter of Credit.

“Class A Certificate of Unpaid Demand Note Demand” means a certificate in the form of Annex B to Class A Letter of Credit.

“Class A Commercial Paper” means the Class A-1 Commercial Paper and the Class A -2 Commercial Paper.

“Class A Daily Interest Amount” means, for any day in a Series 2005-3 Interest Period, an amount equal to the result of (a) the sum of (x) the product of (i) the Class A-1 Note Rate for such Series 2005-3 Interest Period and (ii) the Class A-1 Principal Amount as of the close of business on such date and (y) the product of (i) the Class A-2 Note Rate for such Series 2005-3 Interest Period and (ii) the Class A-2 Principal Amount as of the close of business on such date divided by (b) 360; provided, that the aggregate principal amount of any Class A Notes that have been redeemed with the proceeds of a draw on the Insurance Policy shall be deemed to accrue interest at the Late Payment Rate (as defined in the Insurance Agreement).

“Class A Deficiency Amount” means a Class A-1 Deficiency Amount, or a Class A-2 Deficiency Amount, as the context may require.

“Class A Disbursement” shall mean any Class A LOC Credit Disbursement, any Class A LOC Preference Payment Disbursement, any Class A LOC Termination Disbursement or any Class A LOC Unpaid Demand Note Disbursement under the Class A Letters of Credit or any combination thereof, as the context may require.

“Class A Downgrade Event” has the meaning specified in Section 3.9(c) of this Series Supplement.

“Class A Eligible Ford Letter of Credit Provider” means a Person having, at the time of the issuance of the related Class A Ford Letter of Credit, a long-term senior unsecured debt rating (or the equivalent thereof in the case of Moody’s or Standard & Poor’s, as applicable) of at least “A+” from Standard & Poor’s and, at least “A1” from Moody’s and a short-term senior unsecured debt rating of at least “A-1” from Standard & Poor’s and “P-1” from Moody’s; provided that, other than in connection with the initial Series 2005-3 Ford Letter of Credit Provider, for so long as any Class A Notes are Outstanding, each Class A Eligible Ford Letter of Credit Provider shall be approved by the Insurer, such approval not to be unreasonably withheld or delayed.

“Class A Eligible Letter of Credit Provider” means a Person having, at the time of the issuance of the related Class A Letter of Credit, a long-term senior unsecured debt rating (or the equivalent thereof in the case of Moody’s or Standard & Poor’s, as applicable) of at least “A+” from Standard & Poor’s and at least “A1” from Moody’s and a short-term senior unsecured debt rating of at least “A-1” from Standard & Poor’s and “P-1” from Moody’s; provided that, for so long as any Class A Notes are Outstanding, each Class A Eligible Letter of Credit Provider shall be approved by the Insurer, such approval not to be unreasonably withheld or delayed.

“Class A Eligible Program Vehicle Percentage” means, as of any date of determination, the result of (x) a fraction, expressed as a percentage, the numerator of which is the excess, if any, of (i) the Eligible Program Vehicle Amount as of such date over (ii) the Non-Investment Grade Eligible Program Manufacturer Vehicle Amount as of such date and the denominator of which is the excess of (A) the Aggregate Asset Amount over (B) the amount of cash and Permitted Investments on deposit in the Collection Account and the HVF Exchange Account, in each case as of such date minus (y) the BBB-/Baa3 EPM Vehicle Percentage Excess.

“Class A Enhancement Amount” means, as of any date of determination, the sum of (i) the greater of (x) the Class A Overcollateralization Amount as of such date and (y)(A) as of any date on which no Aggregate Asset Amount Deficiency exists, the Class B Adjusted Principal Amount plus the Class B Overcollateralization Amount, in each case, as of such date or (B) as of any date on which an Aggregate Asset Amount Deficiency exists, $0, (ii) the Class A Letter of Credit Amount as of such date, (iii) the Class A Available Reserve Account Amount as of such date (after giving effect to any deposits thereto and withdrawals and releases therefrom on such date), (iv) the Class B Letter of Credit Amount as of such date and (v) the Class B Available Reserve Account Amount as of such date (after giving effect to any deposits thereto and withdrawals and releases therefrom on such date).

“Class A Enhancement Deficiency” means, on any day, the amount by which the Class A Adjusted Enhancement Amount is less than the Class A Required Enhancement Amount.

“Class A Excess Principal Event” shall be deemed to have occurred if, on any date, the Class A Outstanding Principal Amount exceeds the Class A Maximum Principal Amount.

“Class A Five Year Percentage” means, as of any date of determination, the percentage equivalent of a fraction, the numerator of which is the Class A-2 Principal Amount as of such date and the denominator of which is the Class A Principal Amount as of such date.

“Class A Five Year Weighted Average Required Non-Eligible Vehicle Enhancement Percentage” means, as of any date of determination, the sum of (i) the product of the Class A Hedged Five Year Percentage as of such date times the Class A Hedged Five Year Required Non-Eligible Vehicle Enhancement Percentage and (ii) the product of the Class A Unhedged Five Year Percentage as of such date times the Class A Unhedged Five Year Required Non-Eligible Vehicle Enhancement Percentage.

“Class A Five Year Weighted Average Required Other Non-Investment Grade Manufacturer Vehicle Enhancement Percentage” means, as of any date of determination, the sum of (i) the product of the Class A Hedged Five Year Percentage as of such date times the Class A Hedged Five Year Required Other Non-Investment Grade Manufacturer Vehicle Enhancement Percentage and (ii) the product of the Class A Unhedged Five Year Percentage as of such date times the Class A Unhedged Five Year Required Other Non-Investment Grade Manufacturer Vehicle Enhancement Percentage.

“Class A Five Year Weighted Average Required Program Vehicle Enhancement Percentage” means, as of such date of determination, the sum of (i) the product of the Class A Hedged Five Year Percentage as of such date times the Class A Hedged Five Year Required Program Vehicle Enhancement Percentage and (ii) the product of the Class A Unhedged Five Year Percentage as of such date times the Class A Unhedged Five Year Required Program Vehicle Enhancement Percentage.

“Class A Ford Cash Collateral Account” has the meaning specified in Section 3.9(g)(I) of this Series Supplement.

“Class A Ford Cash Collateral Account Collateral” has the meaning specified in Section 3.9(a)(I) of this Series Supplement.

“Class A Ford Cash Collateral Percentage” means, as of any date of determination, the percentage equivalent of a fraction, the numerator of which is the Class A Available Ford Cash Collateral Account Amount as of such date and the denominator of which is the Class A Ford Letter of Credit Liquidity Amount as of such date.

“Class A Ford Letter of Credit” means an irrevocable letter of credit, substantially in the form of Exhibit B-1-2 to this Series Supplement and otherwise in form and substance satisfactory to the Insurer, issued for the account of Ford or an affiliate thereof by a Class A Eligible Ford Letter of Credit Provider in favor of the Trustee for the benefit of the Series 2005-3 Noteholders; provided, however, that the Insurer agrees that any Class A Letter of Credit that is in the form and substance of the Class A Letter of Credit delivered to the Trustee on the Series 2005-3 Closing Date is in form and substance satisfactory to the Insurer.

“Class A Ford Letter of Credit Liquidity Amount” means, as of any date of determination, the sum of (a) the aggregate amount available to be drawn on such date under each Class A Ford Letter of Credit, as specified therein, and (b) if a Class A Ford Cash Collateral Account has been established and funded pursuant to Section 3.9 of this Series Supplement, the Class A Available Ford Cash Collateral Account Amount on such date.

“Class A Ford Letter of Credit Provider” means the issuer of a Class A Ford Letter of Credit.

“Class A Hedged Five Year Percentage” means, as of any date of determination, the percentage equivalent of a fraction, the numerator of which is the portion of the Principal Amount of the Class A-2 Notes that is supported by a Series 2005-3 Interest Rate Hedge as of such date and the denominator of which is the Class A-2 Principal Amount as of such date; provided that for purposes of this definition and the determination of the Series 2005-3 Required Enhancement Percentage, the available notional amount under all Series 2005-3 Interest Rate Hedges will be allocated to cover the Class A-2 Notes first, and any notional amount remaining after application to coverage of the Class A-2 Notes shall be allocated to the Class A-1 Notes; provided further that the Class A Hedged Five Year Percentage shall in no event be greater than 100%.

“Class A Hedged Five Year Required Non-Eligible Vehicle Enhancement Percentage” means 20% (or such lower percentage as may be agreed to by HVF and the Rating Agencies, subject to satisfaction of the Series 2005-3 Rating Agency Condition).

“Class A Hedged Five Year Required Other Non-Investment Grade Manufacturer Vehicle Enhancement Percentage” means 29.75% (or such lower percentage as may be agreed to by HVF and the Rating Agencies, subject to satisfaction of the Series 2005-3 Rating Agency Condition).

“Class A Hedged Five Year Required Program Vehicle Enhancement Percentage” means 15% (or such lower percentage as may be agreed to by HVF and the Rating Agencies, subject to satisfaction of the Series 2005-3 Rating Agency Condition).

“Class A Hedged Percentage” means, as of any date of determination, the percentage equivalent of a fraction, the numerator of which is the portion of the Principal Amount of the Class A Notes that is supported by a Series 2005-3 Interest Rate Hedge as of such date and the denominator of which is the Class A Principal Amount as of such date; provided that the Class A Hedged Percentage shall in no event be greater than 100%.

“Class A Hedged Three Year Percentage” means, as of any date of determination, the percentage equivalent of a fraction, the numerator of which is the portion of the Principal Amount of the Class A-1 Notes that is supported by a Series 2005-3 Interest Rate Hedge as of such date and the denominator of which is the Class A-1 Principal Amount as of such date; provided that for purposes of this definition and the determination of the Series 2005-3 Required Enhancement Percentage, the available notional amount under all Series 2005-3 Interest Rate Hedges will be allocated to cover the Class A-2 Notes first, and any notional amount remaining after application to coverage of the Class A-2 Notes shall be allocated to the Class A-1 Notes; provided further that the Class A Hedged Three Year Percentage shall in no event be greater than 100%.

“Class A Hedged Three Year Required Non-Eligible Vehicle Enhancement Percentage” means 20% (or such lower percentage as may be agreed to by HVF and the Rating Agencies, subject to satisfaction of the Series 2005-3 Rating Agency Condition).

“Class A Hedged Three Year Required Other Non-Investment Grade Manufacturer Vehicle Enhancement Percentage” means 29.75% (or such lower percentage as may be agreed to by HVF and the Rating Agencies, subject to satisfaction of the Series 2005-3 Rating Agency Condition).

“Class A Hedged Three Year Required Program Vehicle Enhancement Percentage” means 15% (or such lower percentage as may be agreed to by HVF and the Rating Agencies, subject to satisfaction of the Series 2005-3 Rating Agency Condition).

“Class A Letter of Credit” means (i) a Class A Ford Letter of Credit or (ii) an irrevocable letter of credit, substantially in the form of Exhibit B-1-1 to this Series Supplement and otherwise in form and substance satisfactory to the Insurer, issued by a Class A Eligible Letter of Credit Provider in favor of the Trustee for the benefit of the Series 2005-3 Noteholders; provided, however, that the Insurer agrees that any Class A Letter of Credit that is in the form and substance of the Class A Letter of Credit delivered to the Trustee on the Series 2005-3 Closing Date is in form and substance satisfactory to the Insurer.

“Class A Letter of Credit Agreement” means the Class A Letter of Credit Reimbursement Agreement and any other agreement pursuant to which a Class A Letter of Credit is issued in favor of the Trustee for the benefit of the Series 2005-3 Noteholders.

“Class A Letter of Credit Amount” means, as of any date of determination, the sum of the Class A Ford Letter of Credit Liquidity Amount on such date and the Class A Non-Ford Letter of Credit Amount on such date.

“Class A Letter of Credit Expiration Date” means, with respect to any Class A Letter of Credit, the expiration date set forth in such Class A Letter of Credit, as such date may be extended in accordance with the terms of such Class A Letter of Credit.

“Class A Letter of Credit Liquidity Amount” means, as of any date of determination, the sum of (a) the aggregate amount available to be drawn on such date under each Class A Letter of Credit, as specified therein, and (b) if a Class A Cash Collateral Account has been established and funded pursuant to Section 3.9(g) of this Series Supplement, the Class A Available Cash Collateral Account Amount on such date.

“Class A Letter of Credit Provider” means the issuer of a Class A Letter of Credit.

“Class A Letter of Credit Reimbursement Agreement” means any and each reimbursement agreement providing for the reimbursement of a Class A Letter of Credit Provider for draws under its Class A Letter of Credit, other than any such reimbursement agreement between Ford and a Class A Ford Letter of Credit Provider, as the same may be amended, restated, modified or supplemented from time to time in accordance with its terms.

“Class A Liquidity Amount” means, as of any date of determination, the sum of (a) the Class A Letter of Credit Liquidity Amount and (b) the Class A Available Reserve Account Amount on such date (after giving effect to any deposits thereto on such date).

“Class A Liquidity Deficiency” means, as of any date of determination, the amount by which the Class A Adjusted Liquidity Amount is less than the Class A Required Liquidity Amount as of such date.

“Class A Liquidity Surplus” means, with respect to any date of determination, the excess, if any, of the Class A Adjusted Liquidity Amount over the Class A Required Liquidity Amount, in each case, as of such date.

“Class A LOC Credit Disbursement” means an amount drawn under a Class A Letter of Credit pursuant to a Class A Certificate of Credit Demand.

“Class A LOC Preference Payment Disbursement” means an amount drawn under a Class A Letter of Credit pursuant to a Class A Certificate of Preference Payment Demand.

“Class A LOC Termination Disbursement” means an amount drawn under a Class A Letter of Credit pursuant to a Class A Certificate of Termination Demand.

“Class A LOC Unpaid Demand Note Disbursement” means an amount drawn under a Class A Letter of Credit pursuant to a Class A Certificate of Unpaid Demand Note Demand.

“Class A Maximum Principal Amount” means, as of any date of determination, the sum of the Class A-1 Maximum Principal Amount and the Class A-2 Maximum Principal Amount, in each case as of such date.

“Class A Mazda Vehicle Percentage Excess” means, as of any date of determination, the excess, if any, of (x) the percentage equivalent of a fraction, the numerator of which is the Mazda Amount and the denominator of which is the excess of (A) the Aggregate Asset Amount over (B) the amount of cash and Permitted Investments on deposit in the Collection Account and the HVF Exchange Account, in each case as of such date over (y) 10.00%; provided that on any date of determination on which Mazda is a Bankrupt Manufacturer or a Top Two Non-Investment Grade Manufacturer, the “Class A Mazda Vehicle Percentage Excess” shall be zero.

“Class A Monthly Default Interest Amount” means, with respect to any Payment Date, the sum of (i) an amount equal to the result of (a) the product of (x) 2.0%, (y) the Class A Principal Amount as of the close of business on such date and (z) the actual number of days in the related Series 2005-3 Interest Period during which an Amortization Event has occurred and is continuing with respect to the Series 2005-3 Notes divided by (b) 360, plus (ii) all previously due and unpaid amounts described in clause (i) with respect to prior Series 2005-3 Interest Periods (together with interest on such unpaid amounts required to be paid in this clause (ii) at the rate specified in clause (i)).

“Class A Monthly Interest” means, with respect to any Payment Date, the sum of (i) the Class A Daily Interest Amount for each day in the related Series 2005-3 Interest Period, plus (ii) all previously due and unpaid amounts described in clause (i) with respect to prior Series 2005-3 Interest Periods (together with interest on such unpaid amounts required to be paid in this clause (ii) at the applicable Class A Note Rate), plus (iii) any Indenture Carrying Charges due to the Class A Noteholders and unpaid as of such Payment Date (including, without limitation, the Program Fee and the Undrawn Facility Fee for such Payment Date), minus (iv) the amount of any interest payments made to the Class A Noteholders during such Series 2005-3 Interest Period pursuant to Section 3.3(k) of this Series Supplement.

“Class A Non-Eligible Vehicle Percentage” means, as of any date of determination, the result of (x) the percentage equivalent of a fraction, the numerator of which is the result of (i) the Non-Eligible Vehicle Amount minus the Bankrupt Manufacturer Vehicle Amount (to the extent included in the Non-Eligible Vehicle Amount), in each case as of such date plus (ii) the Non-Investment Grade Eligible Program Manufacturer Vehicle Amount minus the Bankrupt Manufacturer Vehicle Amount (to the extent included in the Non-Investment Grade Eligible Program Manufacturer Vehicle Amount), in each case as of such date minus (iii) the Top Two Non-Investment Grade Manufacturer Non-Eligible Vehicle Amount minus the Bankrupt Manufacturer Vehicle Amount (to the extent included in the Top Two Non-Investment Grade Manufacturer Non-Eligible Vehicle Amount), in each case as of such date minus (iv) the Top Two Non-Investment Grade EPM Amount minus the Bankrupt Manufacturer Vehicle Amount (to the extent included in the Top Two Non-Investment Grade EPM Amount), in each case as of such date and the denominator of which is the excess of (A) the Aggregate Asset Amount over (B) the amount of cash and Permitted Investments on deposit in the Collection Account and the HVF Exchange Account, in each case as of such date minus (y) the Class A Non-Investment Grade Manufacturer Vehicle Percentage Excess minus (z) the Class A Mazda Vehicle Percentage Excess.

“Class A Non-Ford Cash Collateral Account” has the meaning specified in Section 3.9(g)(II) of this Series Supplement.

“Class A Non-Ford Cash Collateral Account Collateral” has the meaning specified in Section 3.9(a)(II) of this Series Supplement.

“Class A Non-Ford Cash Collateral Percentage” means, as of any date of determination, the percentage equivalent of a fraction, the numerator of which is the Class A Available Non-Ford Cash Collateral Account Amount as of such date and the denominator of which is the Class A Non-Ford Letter of Credit Liquidity Amount as of such date.

“Class A Non-Ford Letter of Credit” means each Class A Letter of Credit other than a Class A Ford Letter of Credit.

“Class A Non-Ford Letter of Credit Amount” means, as of any date of determination, the lesser of (a) the sum of (i) the aggregate amount available to be drawn on such date under the Class A Non-Ford Letters of Credit, as specified therein, and (ii) if the Class A Non-Ford Cash Collateral Account has been established and funded pursuant to Section 3.9 of this Series Supplement, the Class A Available Non-Ford Cash Collateral Account Amount on such date and (b) the outstanding principal amount of the Series 2005-3 Demand Note on such date.

“Class A Non-Ford Letter of Credit Liquidity Amount” means, as of any date of determination, the sum of (a) the aggregate amount available to be drawn on such date under each Class A Non-Ford Letter of Credit, as specified therein, and (b) if a Class A Non-Ford Cash Collateral Account has been established and funded pursuant to Section 3.9 of this Series Supplement, the Class A Available Non-Ford Cash Collateral Account Amount on such date.

“Class A Non-Ford Letter of Credit Provider” means the issuer of a Class A Non-Ford Letter of Credit.

“Class A Non-Investment Grade Manufacturer Vehicle Amount Excess” means, as of any date of determination, the result of (i) the Non-Investment Grade Eligible Program Manufacturer Vehicle Amount as of such date plus (ii) the Non-Investment Grade Manufacturer Non-Eligible Vehicle Amount as of such date minus (iii) the Top Two Non-Investment Grade EPM Amount as of such date minus (iv) the Top Two Non-Investment Grade Manufacturer Non-Eligible Vehicle Amount as of such date.

“Class A Non-Investment Grade Manufacturer Vehicle Percentage Excess” means, as of any date of determination, the excess, if any, of (x) the percentage equivalent of a fraction, the numerator of which is the Class A Non-Investment Grade Manufacturer Vehicle Amount Excess and the denominator of which is the excess of (A) the Aggregate Asset Amount over (B) the amount of cash and Permitted Investments on deposit in the Collection Account and the HVF Exchange Account, in each case as of such date over (y) the sum of (i) 30.00%, (ii) the Class A Mazda Vehicle Percentage Excess and (iii) the Bankrupt Manufacturer Vehicle Percentage.

“Class A Noteholders” means, collectively, the Class A-1 Noteholders and the Class A-2 Noteholders.

“Class A Note Purchase Agreements” means the Class A-1 Note Purchase Agreement and/or the Class A-2 Note Purchase Agreement, as the context may require.

“Class A Note Rate” means the Class A-1 Note Rate and/or the Class A-2 Note Rate, as the context may require.

“Class A Notes” means, collectively, the Class A-1 Notes and the Class A-2 Notes.

“Class A Notice of Reduction” means a notice in the form of Annex E to a Class A Letter of Credit.

“Class A Other Non-Investment Grade Manufacturer Vehicle Percentage” means, as of any date of determination, the sum of (w) the percentage equivalent of a fraction, the numerator of which is the sum of (i) the Top Two Non-Investment Grade EPM Amount as of such date and (ii) the Top Two Non-Investment Grade Manufacturer Non-Eligible Vehicle Amount as of such date and the denominator of which is the excess of (A) the Aggregate Asset Amount over (B) the amount of cash and Permitted Investments on deposit in the Collection Account and the HVF Exchange Account, in

each case as of such date plus (x) the Class A Non-Investment Grade Manufacturer Vehicle Percentage Excess plus (y) the Class A Mazda Vehicle Percentage Excess plus (z) the Bankrupt Manufacturer Vehicle Percentage.

“Class A Outstanding Principal Amount” means, as of any date of determination, the sum of the Class A-1 Outstanding Principal Amount and the Class A-2 Outstanding Principal Amount, in each case, as of such date.

“Class A Overcollateralization Amount” means as of any date of determination, (i) on which no Aggregate Asset Amount Deficiency exists, the Class A Required Overcollateralization Amount as of such date or (ii) on which an Aggregate Asset Amount Deficiency exists, the excess, if any, of the Class A Asset Amount over the Class A Adjusted Principal Amount as of such date.

“Class A Percentage” shall mean a fraction expressed as a percentage, the numerator of which is the Class A Principal Amount and the denominator of which is the Series 2005-3 Principal Amount.

“Class A Preference Amount” means any amount previously paid by Hertz pursuant to the Series 2005-3 Demand Note and distributed to the Class A Noteholders in respect of amounts owing under the Class A Notes that is recoverable or that has been recovered as a voidable preference by the trustee in a bankruptcy proceeding of Hertz pursuant to the Bankruptcy Code in accordance with a final nonappealable order of a court having competent jurisdiction.

“Class A Principal Amount” means, as of any date of determination, the sum of the Class A-1 Principal Amount and the Class A-2 Principal Amount, in each case, as of such date.

“Class A Principal Deficit Amount” means, on any date of determination, the excess, if any, of (a) the Class A Adjusted Principal Amount on such date (after giving effect to the distribution of the Monthly Total Principal Allocation for the Related Month) over (b) the Class A Asset Amount on such date; provided, however, the Class A Principal Deficit Amount on any date that is prior to the Five-Year Notes Legal Final Payment Date occurring during the period commencing on and including the date of the filing by Hertz of a petition for relief under Chapter 11 of the Bankruptcy Code to but excluding the date on which Hertz shall have resumed making all payments of Monthly Variable Rent required to be made under the HVF Lease, shall mean the excess, if any, of (x) the Class A Adjusted Principal Amount on such date (after giving effect to the distribution of the Monthly Total Principal Allocation for the Related Month) over (y) the sum of (1) the Class A Asset Amount on such date and (2) the lesser of (a) the Series 2005-3 Liquidity Amount on such date and (b) the Series 2005-3 Required Liquidity Amount on such date.

“Class A Repurchase Amount” has the meaning specified in Section 7.1 of this Series Supplement.

“Class A Required Asset Amount” means, as of any date of determination, the sum of the Class A Adjusted Principal Amount and the Class A Required Overcollateralization Amount, in each case, as of such date.

“Class A Required Asset Amount Percentage” means, as of any date of determination, the percentage equivalent of a fraction, the numerator of which is the Class A Required Asset Amount and the denominator of which is the Aggregate Required Asset Amount as of such date.

“Class A Required Enhancement Amount” means, as of any date of determination, the sum of (i) the product of the Class A Required Enhancement Percentage as of such date and the Class A Adjusted Principal Amount as of such date and (ii) the Class A Required Enhancement Incremental Amount as of such date; provided, however, that, as of any date of determination after the occurrence of a Series 2005-3 Limited Liquidation Event of Default, the Class A Required Enhancement Amount shall equal the lesser of (x) the Class A Adjusted Principal Amount as of such date and (y) the sum of (l) the product of the Class A Required Enhancement Percentage as of such date of determination and the Class A Adjusted Principal Amount as of the date of the occurrence of such Series 2005-3 Limited Liquidation Event of Default and (2) the Class A Required Enhancement Incremental Amount as of such date of determination.

“Class A Required Enhancement Incremental Amount” means

(i)            as of the Series 2005-3 Closing Date, $0; and

(ii)           as of any date thereafter, the product of (A) the Class A Required Asset Amount Percentage as of the immediately preceding Business Day and (B) the sum of (1) the excess, if any, of the Non-Eligible Vehicle Amount (excluding from the calculation thereof, to the extent that an Event of Bankruptcy has occurred with respect to any of Ford, GM, Chrysler, Toyota and Honda, the Net Book Value of the HVF Vehicles (other than Non-Program Vehicles manufactured by any such Manufacturer as of the date of the occurrence of such Event of Bankruptcy) manufactured by each such Manufacturer for which an Event of Bankruptcy has occurred and any amounts related to such HVF Vehicles due from such Manufacturer) over the Series 2005-3 Maximum Non-Eligible Vehicle Amount as of such immediately preceding Business Day, (2) the excess, if any, of the Hyundai Amount over the Series 2005-3 Maximum Hyundai Amount as of such immediately preceding Business Day, (3) the excess, if any, of the Jaguar Amount over the Series 2005-3 Maximum Jaguar Amount as of such immediately preceding Business Day, (4) the excess, if any, of the Kia Amount over the Series 2005-3 Maximum Kia Amount as of such immediately preceding Business Day, (5) the excess, if any, of the Land Rover Amount over the Series 2005-3 Maximum Land Rover Amount as of such immediately preceding Business Day, (6) the excess, if any, of the Mazda Amount over the Series 2005-3 Maximum Mazda Amount as of such immediately preceding Business Day, (7) the excess, if any, of the Mitsubishi Amount over the Series 2005-3 Maximum

Mitsubishi Amount as of such immediately preceding Business Day, (8) the excess, if any, of the Subaru Amount over the Series 2005-3 Maximum Subaru Amount as of such immediately preceding Business Day, (9) the excess, if any, of the Volvo Amount over the Series 2005-3 Maximum Volvo Amount as of such immediately preceding Business Day, (10) the excess, if any, of the Non-Eligible Manufacturer Amount over the Series 2005-3 Maximum Non-Eligible Manufacturer Amount as of such immediately preceding Business Day, (11) the excess, if any, of the Manufacturer Non-Eligible Vehicle Amount with respect to any Manufacturer (excluding from the calculation thereof, to the extent that an Event of Bankruptcy has occurred with respect to any of Ford, GM, Chrysler, Toyota and Honda, the Net Book Value of the HVF Vehicles (other than Non-Program Vehicles manufactured by any such Manufacturer as of the date of the occurrence of such Event of Bankruptcy) manufactured by each such Manufacturer for which an Event of Bankruptcy has occurred and any amounts related to such HVF Vehicles due from such Manufacturer) over the Series 2005-3 Maximum Manufacturer Non-Eligible Vehicle Amount as of such immediately preceding Business Day, (12) the excess, if any, of the Audi Amount over the Series 2005-3 Maximum Audi Amount as of such immediately preceding Business Day, (13) the excess, if any of the BMW Amount over the Series 2005-3 Maximum BMW Amount as of such immediately preceding Business Day, (14) the excess, if any of the Lexus Amount over the Series 2005-3 Maximum Lexus Amount as of such immediately preceding Business Day, (15) the excess, if any of the Mercedes Amount over the Series 2005-3 Maximum Mercedes Amount as of such immediately preceding Business Day, (16) the excess, if any of the Aggregate BMW/Lexus/Mercedes/Audi Amount over the Series 2005-3 Maximum Aggregate BMW/Lexus/Mercedes/Audi Amount as of such immediately preceding Business Day and (17) the excess, if any of the HVF Service Vehicle Amount over the Series 2005-3 Maximum HVF Service Vehicle Amount as of such immediately preceding Business Day.  The Manufacturer Non-Eligible Vehicle Amounts with respect to Ford, Volvo, Jaguar and Land Rover shall be calculated on an aggregate basis so that they will be considered as one Manufacturer for the purpose of the calculation of the Series 2005-3 Maximum Manufacturer Non-Eligible Vehicle Amount for so long as each of Volvo, Jaguar and Land Rover is an Affiliate of Ford.

“Class A Required Enhancement Percentage” means, as of any date of determination, the sum of (i) the product of (A) the Class A Weighted Average Required Program Vehicle Enhancement Percentage as of such date times (B) the Class A Eligible Program Vehicle Percentage as of such date, (ii) the product of (A) the Class A Weighted Average Required Non-Eligible Vehicle Enhancement Percentage as of such date times (B) the BBB-/Baa3 EPM Vehicle Percentage Excess as of such date and (iii) the greater of (a) the product of (A) 28.25% (or such lower percentage as may be agreed to by HVF and the Rating Agencies subject to the Series 2005-3 Rating Agency Condition) and (B) the sum of (I) the Class A Non-Eligible Vehicle Percentage as of such date and (II) the Class A Other Non-Investment Grade Manufacturer Vehicle Percentage as of such date and (b) the sum of (I) the product of (A) the Class A Weighted Average Required

Non-Eligible Vehicle Enhancement Percentage as of such date times (B) the Class A Non-Eligible Vehicle Percentage as of such date and (II) the product of (A) the Class A Weighted Average Required Other Non-Investment Grade Manufacturer Vehicle Enhancement Percentage as of such date times (B) the Class A Other Non-Investment Grade Manufacturer Vehicle Percentage as of such date.

“Class A Required Liquidity Amount” means, as of any date of determination, an amount equal to the product of (i) the Class A Required Liquidity Percentage as of such date times (ii) the Class A Adjusted Principal Amount as of such date.

“Class A Required Liquidity Percentage” means, as of any date of determination, the sum of (i) the product of (x) 3.75% and (y) the Class A Hedged Percentage and (ii) the product of (x) 50.00%, (y) the Annualized Financing Cost and (z) the Class A Unhedged Percentage.

“Class A Required Overcollateralization Amount” means, as of any date of determination, the excess, if any, of (a) the Class A Required Enhancement Amount as of such date over (b) the sum of (i) the Class A Available Reserve Account Amount as of such date (after giving effect to any deposits thereto and withdrawals and releases therefrom on such date), (ii) the Class A Letter of Credit Amount as of such date, (iii) the Class B Available Reserve Account Amount as of such date (after giving effect to any deposits thereto and withdrawals and releases therefrom on such date), and (iv) the Class B Letter of Credit Amount as of such date.

“Class A Required Reserve Account Amount” means, with respect to any date of determination, an amount equal to the greatest of (a) the excess, if any, of the Class A Required Liquidity Amount over the Class A Letter of Credit Liquidity Amount, in each case, as of such date, excluding from the calculation thereof the amount available to be drawn under any Class A Letter of Credit if at the time of such calculation (A) such Class A Letter of Credit shall not be in full force and effect, (B) an Event of Bankruptcy shall have occurred with respect to the Class A Letter of Credit Provider of such Class A Letter of Credit, (C) such Class A Letter of Credit Provider shall have repudiated such Class A Letter of Credit or failed to honor a draw thereon made in accordance with the terms thereof or (D) a Class A Downgrade Event shall have occurred and be continuing for at least 30 days with respect to the Series 2005-3 Letter of Credit Provider of such Class A Letter of Credit, (b) the excess, if any, of the Class A Required Enhancement Amount over the Class A Adjusted Enhancement Amount (excluding therefrom the Class A Available Reserve Account Amount), in each case, as of such date and (c) the excess, if any, of the Class B Required Enhancement Amount over the Class B Enhancement Amount, in each case, as of such date.

“Class A Reserve Account” has the meaning specified in Section 3.8(a) of this Series Supplement.

“Class A Reserve Account Collateral” has the meaning specified in Section 3.8(d) of this Series Supplement.

“Class A Reserve Account Surplus” means, with respect to any date of determination, the excess, if any, of the Class A Available Reserve Account Amount (after giving effect to any deposits thereto and withdrawals and releases therefrom on such date) over the Class A Required Reserve Account Amount, in each case, as of such date.

“Class A Three Year Percentage” means, as of any date of determination, the percentage equivalent of a fraction, the numerator of which is the Class A-1 Principal Amount as of such date and the denominator of which is the Class A Principal Amount as of such date.

“Class A Three Year Weighted Average Required Non-Eligible Vehicle Enhancement Percentage” means, as of any date of determination, the sum of (i) the product of the Class A Hedged Three Year Percentage as of such date times the Class A Hedged Three Year Required Non-Eligible Vehicle Enhancement Percentage and (ii) the product of the Class A Unhedged Three Year Percentage as of such date times the Class A Unhedged Three Year Required Non-Eligible Vehicle Enhancement Percentage.

“Class A Three Year Weighted Average Required Other Non-Investment Grade Manufacturer Vehicle Enhancement Percentage” means, as of any date of determination, the sum of (i) the product of the Class A Hedged Three Year Percentage as of such date times the Class A Hedged Three Year Required Other Non-Investment Grade Manufacturer Vehicle Enhancement Percentage and (ii) the product of the Class A Unhedged Three Year Percentage as of such date times the Class A Unhedged Three Year Required Other Non-Investment Grade Manufacturer Vehicle Enhancement Percentage.

“Class A Three Year Weighted Average Required Program Vehicle Enhancement Percentage” means, as of any date of determination, the sum of (i) the product of the Class A Hedged Three Year Percentage as of such date times the Class A Hedged Three Year Required Program Vehicle Enhancement Percentage and (ii) the product of the Class A Unhedged Three Year Percentage as of such date times the Class A Unhedged Three Year Required Program Vehicle Enhancement Percentage.

“Class A Unhedged Five Year Percentage” means as of any date of determination, the result of 100% minus the Class A Hedged Five Year Percentage, as of such date.

“Class A Unhedged Five Year Required Non-Eligible Vehicle Enhancement Percentage” means 22.50% (or such lower percentage as may be agreed to by HVF and the Rating Agencies, subject to satisfaction of the Series 2005-3 Rating Agency Condition).

“Class A Unhedged Five Year Required Other Non-Investment Grade Manufacturer Vehicle Enhancement Percentage” means 32.25% (or such lower percentage as may be agreed to by HVF and the Rating Agencies, subject to satisfaction of the Series 2005-3 Rating Agency Condition).

“Class A Unhedged Five Year Required Program Vehicle Enhancement Percentage” means 17.25% (or such lower percentage as may be agreed to by HVF and the Rating Agencies, subject to satisfaction of the Series 2005-3 Rating Agency Condition).

“Class A Unhedged Percentage” means as of any date of determination, the result of 100% minus the Class A Hedged Percentage, as of such date.

“Class A Unhedged Three Year Percentage” means as of any date of determination, the result of 100% minus the Class A Hedged Three Year Percentage, as of such date.

“Class A Unhedged Three Year Required Non-Eligible Vehicle Enhancement Percentage” means 22.25% (or such lower percentage as may be agreed to by HVF and the Rating Agencies, subject to satisfaction of the Series 2005-3 Rating Agency Condition).

“Class A Unhedged Three Year Required Other Non-Investment Grade Manufacturer Vehicle Enhancement Percentage” means 32.00% (or such lower percentage as may be agreed to by HVF and the Rating Agencies, subject to satisfaction of the Series 2005-3 Rating Agency Condition).

“Class A Unhedged Three Year Required Program Vehicle Enhancement Percentage” means 17.00% (or such lower percentage as may be agreed to by HVF and the Rating Agencies, subject to satisfaction of the Series 2005-3 Rating Agency Condition).

“Class A Weighted Average Required Non-Eligible Vehicle Enhancement Percentage” means, as of any date of determination, the sum of (i) the product of the Class A Three Year Percentage as of such date times the Class A Three Year Weighted Average Required Non-Eligible Vehicle Enhancement Percentage, (ii) the product of the Class A Five Year Percentage as of such date times the Class A Five Year Weighted Average Required Non-Eligible Vehicle Enhancement Percentage and (iii) an amount equal to 100% minus the lower of (x) the lowest Non-Program Vehicle Measurement Month Average for any Measurement Month within the preceding 12 calendar months (or such fewer number of months as have elapsed since the Series 2005-3 Closing Date) and (y) the lowest Market Value Average as of any Determination Date within the preceding 12 calendar months (or such fewer number of months as have elapsed since the Series 2005-3 Closing Date).

“Class A Weighted Average Required Other Non-Investment Grade Manufacturer Vehicle Enhancement Percentage” means, as of any date of determination, the sum of (i) the product of the Class A Three Year Percentage as of such date times the Class A Three Year Weighted Average Required Other Non-Investment Grade Manufacturer Vehicle Enhancement Percentage, (ii) the product of the Class A Five Year Percentage times the Class A Five Year Weighted Average Required Other Non-Investment Grade Manufacturer Vehicle Enhancement Percentage and (iii) an amount equal to 100% minus the lower of (x) the lowest Non-Program Vehicle Measurement Month Average for any Measurement Month within the preceding 12 calendar months (or such fewer number of months as have elapsed since the Series 2005-3 Closing Date) and (y) the lowest Market Value Average as of any Determination Date within the preceding 12 calendar months (or such fewer number of months as have elapsed since the Series 2005-3 Closing Date).

“Class A Weighted Average Required Program Vehicle Enhancement Percentage” means, as of any date of determination, the sum of (i) the product of the Class A Three Year Percentage as of such date times the Class A Three Year Weighted Average Required Program Vehicle Enhancement Percentage and (ii) the product of the Class A Five Year Percentage as of such date times the Class A Five Year Weighted Average Required Program Vehicle Enhancement Percentage.

“Class A-1 Base Rate Tranche” means that portion of the Class A-1 Principal Amount purchased or maintained with Class A-1 Advances which bear interest by reference to the Class A-1 Base Rate.

“Class A-1 Commercial Paper” means the promissory notes of each Class A-1 Noteholder issued by such Class A-1 Noteholder in the commercial paper market and allocated to the funding of Class A-1 Advances in respect of the Class A-1 Notes.

“Class A-1 CP Tranche” means that portion of the Class A-1 Principal Amount purchased or maintained with Class A-1 Advances which bear interest by reference to the CP Rate with respect to the Class A-1 Notes.

“Class A-1 Deficiency Amount” has the meaning specified in Section 3.3(g) of this Series Supplement.

“Class A-1 Eurodollar Tranche” means that portion of the Class A-1 Principal Amount purchased or maintained with Class A-1 Advances which bear interest by reference to the Class A-1 Eurodollar Rate.

“Class A-1 Initial Principal Amount” means the aggregate initial principal amount of the Class A-1 Notes, which is $0.

“Class A-1 Investor Group” has the meaning set forth in the Class A-1 Note Purchase Agreement.

“Class A-1 Investor Group Principal Amount” has the meaning set forth in the Class A-1 Note Purchase Agreement.

“Class A-1 Maximum Investor Group Principal Amount” has the meaning set forth in the Class A-1 Note Purchase Agreement.

“Class A-1 Maximum Principal Amount” means, $250,000,000; provided that such amount may be reduced at any time and from time to time by written agreement among HVF, each Class A-1 Noteholder, the Administrative Agent, each Class A-1

Committed Note Purchaser and the Insurer in accordance with the terms of the Class A-1 Note Purchase Agreement.

“Class A-1 Noteholder” means the Person in whose name a Class A-1 Note is registered in the Note Register.

“Class A-1 Note Purchase Agreement” means the Note Purchase Agreement, dated as of December 21, 2005, among HVF, the Class A-1 Noteholders, the Administrative Agent, the Administrator, the Class A-1 Funding Agents and the Class A-1 Committed Note Purchasers, pursuant to which the Class A-1 Noteholders have agreed to purchase the Class A-1 Notes from HVF, subject to the terms and conditions set forth therein, as amended, supplemented, restated or otherwise modified from time to time.

“Class A-1 Note Rate” means, for any Series 2005-3 Interest Period, the sum of (i) the weighted average of the CP Rates applicable to the Class A-1 CP Tranche and the weighted average of the Class A-1 Eurodollar Rates (Reserve Adjusted) applicable to the Class A-1 Eurodollar Tranche and the weighted average of the Class A-1 Base Rates applicable to the Class A-1 Base Rate Tranche, in each case for the Series 2005-3 Interest Period and (ii) the Class A-1 Program Fee Rate as defined in the Class A-1 Note Purchase Agreement; provided, however, that the Class A-1 Note Rate will in no event be higher than the maximum rate permitted by applicable law.

“Class A-1 Notes” means any one of the Series 2005-3 Variable Funding Rental Car Asset Backed Notes, Class A-1, executed by HVF and authenticated by or on behalf of the Trustee, substantially in the form of Exhibit A-1-1.

“Class A-1 Outstanding Principal Amount” means, when used with respect to any date, an amount equal to (a) the Class A-1 Initial Principal Amount minus (b) the amount of principal payments (whether pursuant to a Decrease, a redemption or otherwise) made to the Class A-1 Noteholders on or prior to such date plus (c) any Increases in the Class A-1 Principal Amount pursuant to Section 2.1(a) of this Series Supplement on or prior to such date; provided that at no time may the Class A-1 Outstanding Principal Amount exceed the Class A-1 Maximum Principal Amount.

“Class A-1 Principal Amount” means when used with respect to any date, an amount equal to the Class A-1 Outstanding Principal Amount plus the sum of (a) the amount of any principal payments made to Class A-1 Noteholders on or prior to such date with the proceeds of a demand on the Insurance Policy and (b) the amount of any principal payments made to Class A-1 Noteholders, including any principal payments made to the Insurer, that have been rescinded or otherwise returned by the Class A-1 Noteholders or the Insurer for any reason.

“Class A-2 Base Rate Tranche” means that portion of the Class A-2 Principal Amount purchased or maintained with Class A-2 Advances which bear interest by reference to the Class A-2 Base Rate.

“Class A-2 Commercial Paper” means the promissory notes of each Class A-2 Noteholder issued by such Class A-2 Noteholder in the commercial paper market and allocated to the funding of Class A-2 Advances in respect of the Class A-2 Notes.

“Class A-2 CP Tranche” means that portion of the Class A-2 Principal Amount purchased or maintained with Class A-2 Advances which bear interest by reference to the CP Rate with respect to the Class A-2 Notes.

“Class A-2 Deficiency Amount” has the meaning specified in Section 3.3(g) of this Series Supplement.

“Class A-2 Eurodollar Tranche” means that portion of the Class A-2 Principal Amount purchased or maintained with Class A-2 Advances which bear interest by reference to the Class A-2 Eurodollar Rate.

“Class A-2 Initial Principal Amount” means the aggregate initial principal amount of the Class A-2 Notes, which is $0.

“Class A-2 Investor Group” has the meaning set forth in the Class A-2 Note Purchase Agreement.

“Class A-2 Investor Group Principal Amount” has the meaning set forth in the Class A-2 Note Purchase Agreement.

“Class A-2 Maximum Investor Group Principal Amount” has the meaning set forth in the Class A-2 Note Purchase Agreement.

“Class A-2 Maximum Principal Amount” means, $1,000,000,000; provided that such amount may be reduced at any time and from time to time by written agreement among HVF, each Class A-2 Noteholder, the Administrative Agent, each Class A-2 Committed Note Purchaser and the Insurer in accordance with the terms of the Class A-2 Note Purchase Agreement.

“Class A-2 Noteholder” means the person in whose name a Class A-2 Note is registered in the Note Register.

“Class A-2 Note Purchase Agreement” means the Note Purchase Agreement, dated as of December 21, 2005, among HVF, the Class A-2 Noteholders, the Administrative Agent, the Administrator, the Class A-2 Funding Agents and the Class A-2 Committed Note Purchasers, pursuant to which the Class A-2 Noteholders have agreed to purchase the Class A-2 Notes from HVF, subject to the terms and conditions set forth therein, as amended, supplemented, restated or otherwise modified from time to time.

“Class A-2 Note Rate” means, for any Series 2005-3 Interest Period, the sum of (i) the weighted average of the CP Rates applicable to the Class A-2 CP Tranche and the weighted average of the Class A-2 Eurodollar Rates (Reserve Adjusted) applicable to the Class A-2 Eurodollar Tranche and the weighted average of the Class A-2 Base Rates applicable to the Class A-2 Base Rate Tranche, in each case for the Series

2005-3 Interest Period and (ii) the Class A-2 Program Fee Rate as defined in the Class A-2 Note Purchase Agreement; provided, however, that the Class A-2 Note Rate will in no event be higher than the maximum rate permitted by applicable law.

“Class A-2 Notes” means any one of the Series 2005-3 Variable Funding Rental Car Asset Backed Notes, Class A-2, executed by HVF and authenticated by or on behalf of the Trustee, substantially in the form of Exhibit A-1-2.

“Class A-2 Outstanding Principal Amount” means, when used with respect to any date, an amount equal to (a) the Class A-2 Initial Principal Amount minus (b) the amount of principal payments (whether pursuant to a Decrease, a redemption or otherwise) made to the Class A-2 Noteholders on or prior to such date plus (c) any Increases in the Class A-2 Principal Amount pursuant to Section 2.1(a) of this Series Supplement on or prior to such date; provided that at no time may the Class A-2 Outstanding Principal Amount exceed the Class A-2 Maximum Principal Amount.

“Class A-2 Principal Amount” means when used with respect to any date, an amount equal to the Class A-2 Outstanding Principal Amount plus the sum of (a) the amount of any principal payments made to Class A-2 Noteholders on or prior to such date with the proceeds of a demand on the Insurance Policy and (b) the amount of any principal payments made to Class A-2 Noteholders, including any principal payments made to the Insurer, that have been rescinded or otherwise returned by the Class A-2 Noteholders or the Insurer for any reason.

“Class B Adjusted Enhancement Amount” means, the Class B Enhancement Amount, excluding from the calculation thereof the amount available to be drawn under any Class B Letter of Credit if at the time of such calculation (A) such Class B Letter of Credit shall not be in full force and effect, (B) an Event of Bankruptcy shall have occurred with respect to the Class B Letter of Credit Provider of such Class B Letter of Credit or (C) such Class B Letter of Credit Provider shall have repudiated such Class B Letter of Credit or failed to honor a draw thereon made in accordance with the terms thereof.

“Class B Adjusted Liquidity Amount” means, the Class B Liquidity Amount, excluding from the calculation thereof the amount available to be drawn under any Class B Letter of Credit if at the time of such calculation (A) such Class B Letter of Credit shall not be in full force and effect, (B) an Event of Bankruptcy shall have occurred with respect to the Class B Letter of Credit Provider of such Class B Letter of Credit or (C) such Class B Letter of Credit Provider shall have repudiated such Class B Letter of Credit or failed to honor a draw thereon made in accordance with the terms thereof.

“Class B Adjusted Principal Amount” means, as of any date of determination, the excess, if any, of (A) the Class B Principal Amount as of such date over (B) the excess, if any, of (I) the sum of (1) the amount of cash and Permitted Investments on deposit in the Series 2005-3 Excess Collection Account and (2) the amount of cash and Permitted Investments on deposit in the Series 2005-3 Collection

Account and available for reduction of the Series 2005-3 Principal Amount, in each case, as of such date over (II) the Class A Principal Amount as of such date.

“Class B Available Cash Collateral Account Amount” means, as of any date of determination, the sum of (a) the Class B Available Ford Cash Collateral Account Amount and (b) the Class B Available Non-Ford Cash Collateral Account Amount.

“Class B Available Ford Cash Collateral Account Amount” means, as of any date of determination, the amount on deposit in the Class B Ford Cash Collateral Account (after giving effect to any deposits thereto and withdrawals and releases therefrom on such date).

“Class B Available Non-Ford Cash Collateral Account Amount” means, as of any date of determination, the amount on deposit in the Class B Non-Ford Cash Collateral Account (after giving effect to any deposits thereto and withdrawals and releases therefrom on such date).

“Class B Available Reserve Account Amount” means, as of any date of determination, the amount on deposit in the Class B Reserve Account.

“Class B Cash Collateral Account” means a Class B Ford Cash Collateral Account and/or a Class B Non-Ford Cash Collateral Account, as the context may require.

“Class B Cash Collateral Account Interest and Earnings” means with respect to a Class B Cash Collateral Account all interest and earnings (net of losses and investment expenses) paid on funds on deposit in such Class B Cash Collateral Account.

“Class B Cash Collateral Account Surplus” means, with respect to any Payment Date, the lesser of (a) the sum of (x) the Class B Available Ford Cash Collateral Account Amount and (y) the Class B Available Non-Ford Cash Collateral Account Amount and (b) the least of (i) the excess, if any, of the Class B Adjusted Enhancement Amount (after giving effect to any withdrawal from the Class A Reserve Account and the Class B Reserve Account and any drawings under the Class A Letters of Credit (or any withdrawals from a Class A Cash Collateral Account, if any) and under the Class B Letters of Credit, in each case, on such Payment Date) over the Class B Required Enhancement Amount on such Payment Date and (ii) the excess, if any, of the Class B Adjusted Liquidity Amount (after giving effect to any withdrawal from the Class B Reserve Account on such Payment Date) over the Class B Required Liquidity Amount on such Payment Date.

“Class B Certificate of Credit Demand” means a certificate in the form of Annex A to a Class B Letter of Credit.

“Class B Certificate of Preference Payment Demand” means a certificate in the form of Annex C to a Class B Letter of Credit.

“Class B Certificate of Termination Demand” means a certificate in the form of Annex D to a Class B Letter of Credit.

“Class B Certificate of Unpaid Demand Note Demand” means a certificate in the form of Annex B to Class B Letter of Credit.

“Class B Deficiency Amount” means a Class B-1 Deficiency Amount, a Class B-2 Deficiency Amount, a Class B-3 Deficiency Amount or, a Class B-4 Deficiency Amount.

“Class B Disbursement” shall mean any Class B LOC Credit Disbursement, any Class B LOC Preference Payment Disbursement, any Class B LOC Termination Disbursement or any Class B LOC Unpaid Demand Note Disbursement under the Class B Letters of Credit or any combination thereof, as the context may require.

“Class B Downgrade Event” has the meaning specified in Section 3.15(c) of this Series Supplement.

“Class B Eligible Ford Letter of Credit Provider” means, for so long as any Class A Notes are Outstanding, a Class A Eligible Ford Letter of Credit Provider, and if no Class A Notes are Outstanding, a Person having, at the time of the issuance of the related Class B Ford Letter of Credit, a long-term senior unsecured debt rating (or the equivalent thereof in the case of Moody’s or Standard & Poor’s , as applicable) of at least “A+” from Standard & Poor’s and at least “A1” from Moody’s and a short-term senior unsecured debt rating of at least “A-1” from Standard & Poor’s and “P-1” from Moody’s.

“Class B Eligible Letter of Credit Provider” means, for so long as any Class A Notes are Outstanding, a Class A Eligible Letter of Credit Provider, and if no Class A Notes are Outstanding, a Person having, at the time of the issuance of the related Class B Letter of Credit, a long-term senior unsecured debt rating (or the equivalent thereof in the case of Moody’s or Standard & Poor’s, as applicable) of at least “A+” from Standard & Poor’s and at least “A1” from Moody’s and a short-term senior unsecured debt rating of at least “A-1” from Standard & Poor’s and “P-1” from Moody’s.

“Class B Enhancement Amount” means, as of any date of determination, the sum of (i) the Class B Overcollateralization Amount as of such date, (ii) the Class B Letter of Credit Amount as of such date, (iii) the Class A Letter of Credit Amount as of such date, (iv) the Class B Available Reserve Account Amount as of such date (after giving effect to any deposits thereto and withdrawals and releases therefrom on such date)and (v) the Class A Available Reserve Account Amount as of such date (after giving effect to any deposits thereto and withdrawals and releases therefrom on such date).

“Class B Enhancement Deficiency” means, on any day, the amount by which the Class B Adjusted Enhancement Amount is less than the Class B Required Enhancement Amount.

“Class B Ford Cash Collateral Account” has the meaning specified in Section 3.15(g)(I) of this Series Supplement.

“Class B Ford Cash Collateral Account Collateral” has the meaning specified in Section 3.15(a)(I) of this Series Supplement.

“Class B Ford Cash Collateral Percentage” means, as of any date of determination, the percentage equivalent of a fraction, the numerator of which is the Class B Available Ford Cash Collateral Account Amount as of such date and the denominator of which is the Class B Ford Letter of Credit Liquidity Amount as of such date.

“Class B Ford Letter of Credit” means an irrevocable letter of credit, substantially in the form of Exhibit B-2-2 to this Series Supplement, issued for the account of Ford or an affiliate thereof by a Class B Eligible Ford Letter of Credit Provider in favor of the Trustee for the benefit of the Series 2005-3 Noteholders.

“Class B Ford Letter of Credit Liquidity Amount” means, as of any date of determination, the sum of (a) the aggregate amount available to be drawn on such date under each Class B Ford Letter of Credit, as specified therein, and (b) if a Class B Ford Cash Collateral Account has been established and funded pursuant to Section 3.9 of this Series Supplement, the Class B Available Ford Cash Collateral Account Amount on such date.

“Class B Ford Letter of Credit Provider” means the issuer of a Class B Ford Letter of Credit.

“Class B Letter of Credit” means (i) a Class B Ford Letter of Credit or (ii) a Class B Non-Ford Letter of Credit.

“Class B Letter of Credit Amount” means, as of any date of determination, the sum of the Class B Ford Letter of Credit Liquidity Amount on such date and the Class B Non-Ford Letter of Credit Amount on such date.

“Class B Letter of Credit Expiration Date” means, with respect to any Class B Letter of Credit, the expiration date set forth in such Class B Letter of Credit, as such date may be extended in accordance with the terms of such Class B Letter of Credit.

“Class B Letter of Credit Liquidity Amount” means, as of any date of determination, the sum of (a) the aggregate amount available to be drawn on such date under each Class B Letter of Credit, as specified therein, and (b) if a Class B Cash Collateral Account has been established and funded pursuant to Section 3.15(g) of this Series Supplement, the Class B Available Cash Collateral Account Amount on such date.

“Class B Letter of Credit Provider” means the issuer of a Class B Letter of Credit.

“Class B Letter of Credit Reimbursement Agreement” means any and each reimbursement agreement providing for the reimbursement of a Class B Letter of Credit Provider for draws under its Class B Letter of Credit, other than any such reimbursement agreement between Ford and a Class B Ford Letter of Credit Provider, as the same may be amended, restated, modified or supplemented from time to time in accordance with its terms.

“Class B Liquidity Amount” means, as of any date of determination, the sum of (a) the Class B Letter of Credit Liquidity Amount and (b) the Class B Available Reserve Account Amount on such date (after giving effect to any deposits thereto on such date).

“Class B Liquidity Deficiency” means, as of any date of determination, the amount by which the Class B Adjusted Liquidity Amount is less than the Class B Required Liquidity Amount as of such date.

“Class B Liquidity Surplus” means, with respect to any date of determination, the excess, if any, of the Class B Adjusted Liquidity Amount over the Class B Required Liquidity Amount, in each case, as of such date.

“Class B LOC Credit Disbursement” means an amount drawn under a Class B Letter of Credit pursuant to a Class B Certificate of Credit Demand.

“Class B LOC Preference Payment Disbursement” means an amount drawn under a Class B Letter of Credit pursuant to a Class B Certificate of Preference Payment Demand.

“Class B LOC Termination Disbursement” means an amount drawn under a Class B Letter of Credit pursuant to a Class B Certificate of Termination Demand.

“Class B LOC Unpaid Demand Note Disbursement” means an amount drawn under a Class B Letter of Credit pursuant to a Class B Certificate of Unpaid Demand Note Demand.

“Class B Monthly Interest” means, with respect to any Series 2005-3 Interest Period, the sum of Class B-1 Monthly Interest, Class B-2 Monthly Interest, Class B-3 Monthly Interest and Class B-4 Monthly Interest for such Series 2005-3 Interest Period.

“Class B Non-Ford Cash Collateral Account” has the meaning specified in Section 3.15(g)(II) of this Series Supplement.

“Class B Non-Ford Cash Collateral Account Collateral” has the meaning specified in Section 3.15(a)(II) of this Series Supplement.

“Class B Non-Ford Cash Collateral Percentage” means, as of any date of determination, the percentage equivalent of a fraction, the numerator of which is the Class B Available Non-Ford Cash Collateral Account Amount as of such date and the denominator of which is the Class B Non-Ford Letter of Credit Liquidity Amount as of such date.

“Class B Non-Ford Letter of Credit” means an irrevocable letter of credit, substantially in the form of Exhibit B-2-1 to this Series Supplement, issued by a Class B Eligible Letter of Credit Provider in favor of the Trustee for the benefit of the Series 2005-3 Noteholders, other than a Class B Ford Letter of Credit.

“Class B Non-Ford Letter of Credit Amount” means, as of any date of determination, the lesser of (a) the sum of (i) the aggregate amount available to be drawn on such date under the Class B Non-Ford Letters of Credit, as specified therein, and (ii) if a Class B Non-Ford Cash Collateral Account has been established and funded pursuant to Section 3.15 of this Series Supplement, the Class B Available Non-Ford Cash Collateral Account Amount on such date and (b) the result of (x) the outstanding principal amount of the Series 2005-3 Demand Note on such date minus (y) the Class A Non-Ford Letter of Credit Amount.

“Class B Non-Ford Letter of Credit Liquidity Amount” means, as of any date of determination, the sum of (a) the aggregate amount available to be drawn on such date under each Class B Non-Ford Letter of Credit, as specified therein, and (b) if a Class B Non-Ford Cash Collateral Account has been established and funded pursuant to Section 3.9 of this Series Supplement, the Class B Available Non-Ford Cash Collateral Account Amount on such date.

“Class B Non-Ford Letter of Credit Provider” means the issuer of a Class B Non-Ford Letter of Credit.

“Class B Noteholders” means, collectively, the Class B-1 Noteholders, the Class B-2 Noteholders, the Class B-3 Noteholders and the Class B-4 Noteholders.

“Class B Notes” means, collectively, the Class B-1 Notes, the Class B-2 Notes, the Class B-3 Notes and the Class B-4 Notes.

“Class B Notes Term Sheet” means with respect to each issuance of Class B Notes, the supplemental term sheet substantially in the form of Annex A to this Series Supplement setting forth the terms with respect to the Class B Notes being issued.

“Class B Notice of Reduction” means a notice in the form of Annex E to a Class B Letter of Credit.

“Class B Overcollateralization Amount” means as of any date of determination, (i) on which no Aggregate Asset Amount Deficiency exists, the Class B Required Overcollateralization Amount as of such date or (ii) on which an Aggregate Asset Amount Deficiency exists, the excess, if any, of the Series 2005-3 Asset Amount over the Series 2005-3 Adjusted Principal Amount, in each case as of such date.

“Class B Percentage” shall mean a fraction expressed as a percentage, the numerator of which is the Class B Principal Amount and the denominator of which is the Series 2005-3 Principal Amount.

“Class B Preference Amount” means any amount previously paid by Hertz pursuant to the Series 2005-3 Demand Note and distributed to the Class B Noteholders in respect of amounts owing under the Class B Notes that is recoverable or that has been recovered as a voidable preference by the trustee in a bankruptcy proceeding of Hertz pursuant to the Bankruptcy Code in accordance with a final nonappealable order of a court having competent jurisdiction.

“Class B Principal Amount” means, as of any date of determination, the sum of the Class B-1 Principal Amount, the Class B-2 Principal Amount, the Class B-3 Principal Amount and the Class B-4 Principal Amount.

“Class B Purchase Agreement” shall have the meaning with respect to any Class B Note specified in the related Class B Notes Term Sheet.

“Class B Required Enhancement Amount” means, as of any date of determination, the sum of (i) the product of the Class B Required Enhancement Percentage as of such date and the Series 2005-3 Adjusted Principal Amount as of such date and (ii) the Class B Required Enhancement Incremental Amount as of such date; provided, however, that, as of any date of determination after the occurrence of a Series 2005-3 Limited Liquidation Event of Default, the Class B Required Enhancement Amount shall equal the lesser of (x) the Series 2005-3 Adjusted Principal Amount as of such date and (y) the sum of (l) the product of the Class B Required Enhancement Percentage as of such date of determination and the Series 2005-3 Adjusted Principal Amount as of the date of the occurrence of such Series 2005-3 Limited Liquidation Event of Default and (2) the Class B Required Enhancement Incremental Amount as of such date of determination.

“Class B Required Enhancement Incremental Amount” means

(i)            as of the Series 2005-3 Closing Date, $0; and

(ii)           as of any date thereafter, the product of (A) the Series 2005-3 Required Asset Amount Percentage as of the immediately preceding Business Day and (B) the sum of (1) the excess, if any, of the Non-Eligible Vehicle Amount (excluding from the calculation thereof, to the extent that an Event of Bankruptcy has occurred with respect to any of Ford, GM, Chrysler, Toyota and Honda, the Net Book Value of the HVF Vehicles (other than Non-Program Vehicles manufactured by any such Manufacturer as of the date of the occurrence of such Event of Bankruptcy) manufactured by each such Manufacturer for which an Event of Bankruptcy has occurred and any amounts related to such HVF Vehicles due from such Manufacturer) over the Series 2005-3 Maximum Non-Eligible Vehicle Amount as of such immediately preceding Business Day, (2) the excess, if any, of the Hyundai Amount over the Series 2005-3 Maximum Hyundai Amount as of such immediately preceding Business Day, (3) the excess, if any, of the Jaguar Amount over the Series 2005-3 Maximum Jaguar Amount as of such immediately preceding Business Day, (4) the excess, if any, of the Kia Amount over the Series 2005-3 Maximum Kia

Amount as of such immediately preceding Business Day, (5) the excess, if any, of the Land Rover Amount over the Series 2005-3 Maximum Land Rover Amount as of such immediately preceding Business Day, (6) the excess, if any, of the Mazda Amount over the Series 2005-3 Maximum Mazda Amount as of such immediately preceding Business Day, (7) the excess, if any, of the Mitsubishi Amount over the Series 2005-3 Maximum Mitsubishi Amount as of such immediately preceding Business Day, (8) the excess, if any, of the Subaru Amount over the Series 2005-3 Maximum Subaru Amount as of such immediately preceding Business Day, (9) the excess, if any, of the Volvo Amount over the Series 2005-3 Maximum Volvo Amount as of such immediately preceding Business Day, (10) the excess, if any, of the Non-Eligible Manufacturer Amount over the Series 2005-3 Maximum Non-Eligible Manufacturer Amount as of such immediately preceding Business Day, (11) the excess, if any, of the Manufacturer Non-Eligible Vehicle Amount with respect to any Manufacturer (excluding from the calculation thereof, to the extent that an Event of Bankruptcy has occurred with respect to any of Ford, GM, Chrysler, Toyota and Honda, the Net Book Value of the HVF Vehicles (other than Non-Program Vehicles manufactured by any such Manufacturer as of the date of the occurrence of such Event of Bankruptcy) manufactured by each such Manufacturer for which an Event of Bankruptcy has occurred and any amounts related to such HVF Vehicles due from such Manufacturer) over the Series 2005-3 Maximum Manufacturer Non-Eligible Vehicle Amount as of such immediately preceding Business Day, (12) the excess, if any, of the Audi Amount over the Series 2005-3 Maximum Audi Amount as of such immediately preceding Business Day, (13) the excess, if any of the BMW Amount over the Series 2005-3 Maximum BMW Amount as of such immediately preceding Business Day, (14) the excess, if any of the Lexus Amount over the Series 2005-3 Maximum Lexus Amount as of such immediately preceding Business Day, (15) the excess, if any of the Mercedes Amount over the Series 2005-3 Maximum Mercedes Amount as of such immediately preceding Business Day and (16) the excess, if any of the Aggregate BMW/Lexus/Mercedes/Audi Amount over the Series 2005-3 Maximum Aggregate BMW/Lexus/Mercedes/Audi Amount as of such immediately preceding Business Day.  The Manufacturer Non-Eligible Vehicle Amounts with respect to Ford, Volvo, Jaguar and Land Rover shall be calculated on an aggregate basis so that they will be considered as one Manufacturer for the purpose of the calculation of the Series 2005-3 Maximum Manufacturer Non-Eligible Vehicle Amount for so long as each of Volvo, Jaguar and Land Rover is an Affiliate of Ford.

“Class B Required Enhancement Percentage” shall have the meaning specified in the Initial Class B Notes Term Sheet.

“Class B Required Liquidity Amount” means, as of any date of determination, an amount equal to the product of (i) the Class B Required Liquidity Percentage as of such date times (ii) the Class B Adjusted Principal Amount on such date.

“Class B Required Liquidity Percentage” shall have the meaning specified in the Initial Class B Notes Term Sheet.

“Class B Required Overcollateralization Amount” means, as of any date of determination, the excess, if any, of (a) the Class B Required Enhancement Amount as of such date over (b) the sum of (i) the Class A Available Reserve Account Amount as of such date (after giving effect to any deposits thereto and withdrawals and releases therefrom on such date), (ii) the Class B Available Reserve Account Amount as of such date (after giving effect to any deposits thereto and withdrawals and releases therefrom on such date), (iii) the Class A Letter of Credit Amount as of such date and (iv) the Class B Letter of Credit Amount as of such date.

“Class B Required Reserve Account Amount” means, with respect to any date of determination, an amount equal to the greater of (a) the excess, if any, of the Class B Required Liquidity Amount over the Class B Letter of Credit Liquidity Amount, in each case, as of such date, excluding from the calculation thereof the amount available to be drawn under any Class B Letter of Credit if at the time of such calculation (A) such Class B Letter of Credit shall not be in full force and effect, (B) an Event of Bankruptcy shall have occurred with respect to the Class B Letter of Credit Provider of such Class B Letter of Credit, (C) such Class B Letter of Credit Provider shall have repudiated such Class B Letter of Credit or failed to honor a draw thereon made in accordance with the terms thereof or (D) a Class B Downgrade Event shall have occurred and be continuing for at least 30 days with respect to the Series 2005-3 Letter of Credit Provider of such Class B Letter of Credit, and (b) the excess, if any, of the Class B Required Enhancement Amount over the Class B Adjusted Enhancement Amount (excluding therefrom the Class B Available Reserve Account Amount), in each case, as of such date.

“Class B Reserve Account” has the meaning specified in Section 3.14(a) of this Series Supplement.

“Class B Reserve Account Collateral” has the meaning specified in Section 3.14(d) of this Series Supplement.

“Class B Reserve Account Surplus” means, with respect to any date of determination, the excess, if any, of the Class B Available Reserve Account Amount (after giving effect to any deposits thereto and withdrawals and releases therefrom on such date) over the Class B Required Reserve Account Amount, in each case, as of such date.

“Class B-1 Deficiency Amount” has the meaning specified in Section 3.3(g) of this Series Supplement.

“Class B-1 Initial Principal Amount” shall have the meaning with respect to the Class B-1 Notes specified in the related Class B Notes Term Sheet.

“Class B-1 Monthly Interest” means, with respect to any Series 2005-3 Interest Period, an amount equal to the product of (i) the Class B-1 Note Rate for such

Series 2005-3 Interest Period, (ii) the Class B-1 Principal Amount on the first day of such Series 2005-3 Interest Period, after giving effect to any principal payments made on such date, or, in the case of the initial Series 2005-3 Interest Period, the Class B-1 Initial Principal Amount and (iii) a fraction, the numerator of which is the number of days in such Series 2005-3 Interest Period and the denominator of which is 360.

“Class B-1 Note Rate” shall have the meaning with respect to the Class B-1 Notes specified in the related Class B Notes Term Sheet.

“Class B-1 Noteholder” means the Person in whose name a Class B-1 Note is registered in the Note Register.

“Class B-1 Notes” means any one of the Series 2005-3 Floating Rate Rental Car Asset Backed Notes, Class B-1, executed by HVF and authenticated by or on behalf of the Trustee, substantially in the form of Exhibit A-2-1, Exhibit A-2-2 or Exhibit A-2-3.  Definitive Class B-1 Notes shall have such insertions and deletions as are necessary to give effect to the provisions of Section 2.13 of the Base Indenture.

“Class B-1 Percentage” means, as of any date of determination, the percentage equivalent of fraction, the numerator of which is the Class B-1 Principal Amount and the denominator of which is the sum of the Class B-1 Principal Amount and the Class B-2 Principal Amount.

“Class B-1 Principal Amount” means, when used with respect to any date, an amount equal to (a) the Class B-1 Initial Principal Amount specified in the Class B Notes Term Sheet related to the issuance of the Class B-1 Notes executed as of such date minus (b) the amount of principal payments made to Class B-1 Noteholders on or prior to such date plus (c) the amount of any principal payments made to Class B-1 Noteholders that have been rescinded or otherwise returned by the Class B-1 Noteholders for any reason.

“Class B-2 Deficiency Amount” has the meaning specified in Section 3.3(g) of this Series Supplement.

“Class B-2 Initial Principal Amount” shall have the meaning with respect to the Class B-2 Notes specified in the related Class B Notes Term Sheet.

“Class B-2 Monthly Interest” shall have the meaning specified in the Class B Notes Term Sheet related to the issuance of the Class B-2 Notes.

“Class B-2 Note Rate” shall have the meaning with respect to the Class B-2 Notes specified in the related Class B Notes Term Sheet.

“Class B-2 Noteholder” means the Person in whose name a Class B-2 Note is registered in the Note Register.

“Class B-2 Notes” means any one of the Series 2005-3 Fixed Rate Rental Car Asset Backed Notes, Class B-2, executed by HVF and authenticated by or on behalf of the Trustee, substantially in the form of Exhibit A-3-1, Exhibit A-3-2 or Exhibit A-3-3.  Definitive Class B-2 Notes shall have such insertions and deletions as are necessary to give effect to the provisions of Section 2.13 of the Base Indenture.

“Class B-2 Percentage” means, as of any date of determination, the percentage equivalent of a fraction, the numerator of which is the Class B-2 Principal Amount and the denominator of which is the sum of the Class B-1 Principal Amount and the Class B-2 Principal Amount.

“Class B-2 Principal Amount” means, when used with respect to any date, an amount equal to (a) the Class B-2 Initial Principal Amount specified in the Class B Notes Term Sheet related to the issuance of the Class B-2 Notes minus (b) the amount of principal payments made to Class B-2 Noteholders on or prior to such date plus (c) the amount of any principal payments made to Class B-2 Noteholders that have been rescinded or otherwise returned by the Class B-2 Noteholders for any reason.

“Class B-3 Deficiency Amount” has the meaning specified in Section 3.3(g) of this Series Supplement.

“Class B-3 Initial Principal Amount” shall have the meaning with respect to the Class B-3 Notes specified in the related Class B Notes Term Sheet.

“Class B-3 Monthly Interest” means, with respect to any Series 2005-3 Interest Period, an amount equal to the product of (i) the Class B-3 Note Rate for such Series 2005-3 Interest Period, (ii) the Class B-3 Principal Amount on the first day of such Series 2005-3 Interest Period, after giving effect to any principal payments made on such date, or, in the case of the initial Series 2005-3 Interest Period, the Class B-3 Initial Principal Amount and (iii) a fraction, the numerator of which is the number of days in such Series 2005-3 Interest Period and the denominator of which is 360.

“Class B-3 Note Rate” shall have the meaning with respect to the Class B-3 Notes specified in the related Class B Notes Term Sheet.

“Class B-3 Noteholder” means the Person in whose name a Class B-3 Note is registered in the Note Register.

“Class B-3 Notes” means any one of the Series 2005-3 Floating Rate Rental Car Asset Backed Notes, Class B-3, executed by HVF and authenticated by or on behalf of the Trustee, substantially in the form of Exhibit A-4-1, Exhibit A-4-2 or Exhibit A-4-3.  Definitive Class B-3 Notes shall have such insertions and deletions as are necessary to give effect to the provisions of Section 2.13 of the Base Indenture.

“Class B-3 Percentage” means, as of any date of determination, the percentage equivalent of a fraction, the numerator of which is the Class B-3 Principal Amount and the denominator of which is the sum of the Class B-3 Principal Amount and the Class B-4 Principal Amount.

“Class B-3 Principal Amount” means, when used with respect to any date, an amount equal to (a) the Class B-3 Initial Principal Amount specified in the Class B Notes Term Sheet related to the issuance of the Class B-3 Notes minus (b) the amount of principal payments made to Class B-3 Noteholders on or prior to such date plus (c) the amount of any principal payments made to Class B-3 Noteholders that have been rescinded or otherwise returned by the Class B-3 Noteholders for any reason.

“Class B-4 Deficiency Amount” has the meaning specified in Section 3.3(g) of this Series Supplement.

“Class B-4 Initial Principal Amount” shall have the meaning with respect to the Class B-4 Notes specified in the related Class B Notes Term Sheet.

“Class B-4 Monthly Interest” shall have the meaning specified in the Class B Notes Term Sheet related to the issuance of the Class B-4 Notes.

“Class B-4 Note Rate” shall have the meaning with respect to the Class B-4 Notes specified in the related Class B Notes Term Sheet.

“Class B-4 Noteholder” means the Person in whose name a Class B-4 Note is registered in the Note Register.

“Class B-4 Notes” means any one of the Series 2005-3 Fixed Rate Rental Car Asset Backed Notes, Class B-4, executed by HVF and authenticated by or on behalf of the Trustee, substantially in the form of Exhibit A-5-1, Exhibit A-5-2 or Exhibit A-5-3.  Definitive Class B-4 Notes shall have such insertions and deletions as are necessary to give effect to the provisions of Section 2.13 of the Base Indenture.

“Class B-4 Percentage” means, as of any date of determination, the percentage equivalent of a fraction, the numerator of which is the Class B-4 Principal Amount and the denominator of which is the sum of the Class B-3 Principal Amount and the Class B-4 Principal Amount.

“Class B-4 Principal Amount” means, when used with respect to any date, an amount equal to (a) the Class B-4 Initial Principal Amount specified in the Class B Notes Term Sheet related to the issuance of the Class B-4 Notes minus (b) the amount of principal payments made to Class B-4 Noteholders on or prior to such date plus (c) the amount of any principal payments made to Class B-4 Noteholders that have been rescinded or otherwise returned by the Class B-4 Noteholders for any reason.

“Class Enhancement Amount” means the Class A Adjusted Enhancement Amount and/or the Class B Adjusted Enhancement Amount, as the context may require.

“Class Enhancement Deficiency” means a Class A Enhancement Deficiency and/or a Class B Enhancement Deficiency, as the context may require.

“Class Liquidity Amount” means the Class A Adjusted Liquidity Amount and/or the Class B Adjusted Liquidity Amount, as the context may require.

“Class Liquidity Deficiency” means a Class A Liquidity Deficiency and/or a Class B Liquidity Deficiency, as the context may require.

“Committed Note Purchaser” means the Class A-1 Committed Note Purchaser and/or the Class A-2 Committed Note Purchaser, as the context may require.

“Commitment Termination Date” means the Class A-1 Commitment Termination Date or the Class A-2 Commitment Termination Date, as the context may require.

“Confirmation Condition” with respect to any Bankrupt Manufacturer means a condition that is satisfied when the bankruptcy court having jurisdiction over the Bankrupt Manufacturer issues an order that remains in effect approving: (i) the assumption of the Bankrupt Manufacturer’s Manufacturer Program (and the related Assignment Agreements) by the Bankrupt Manufacturer or the trustee in bankruptcy of the Bankrupt Manufacturer under Section 365 of the Bankruptcy Code and, at the time of the assumption, all amounts due from the Bankrupt Manufacturer under the Manufacturer Program have been paid and all other defaults by the Bankrupt Manufacturer under the Manufacturer Program have been cured or (ii) the execution, delivery and performance by the Bankrupt Manufacturer of a new post-petition Eligible Manufacturer Program (and the related Assignment Agreements) on the same terms and covering the same Vehicles as the Bankrupt Manufacturer’s Manufacturer Program (and the related Assignment Agreements) in effect on the date the Bankrupt Manufacturer suffered an event of bankruptcy and, at the time of the execution and delivery of the new post-petition Eligible Manufacturer program, all amounts due and payable by the Bankrupt Manufacturer under the Manufacturer Program have been paid and all other defaults by the Bankrupt Manufacturer under the Manufacturer Program have been cured.

“Controlling Class” means the Class A Notes as long as any Class A Notes are Outstanding, and upon payment in full of the Class A Notes, the Class B Notes (in each case excluding any Series 2005-3 Notes held by HVF or any Affiliate of HVF).

“CP Tranche” means the Class A-1 CP Tranche or the Class A-2 CP Tranche, as the context may require.

“Decrease” means a Mandatory Decrease or a Voluntary Decrease, as applicable.

“Deficiency Amount” means the Class A Deficiency Amount and/or the Class B Deficiency Amount, as the context may require.

“Demand Notice” has the meaning specified in Section 3.13(d) of this Series Supplement.

“Disbursement” means, each Class A Disbursement and/or Class B Disbursement, as the context may require.

“Eligible Interest Rate Hedge Provider” means a counterparty to a Series 2005-3 Interest Rate Hedge who is a bank or other financial institution, that (A) has, or has all of its obligations under its Series 2005-3 Interest Rate Hedge guaranteed by a person that has, a short-term senior and unsecured debt rating of at least “A-1” from Standard & Poor’s and a long-term senior unsecured debt rating of at least “A+” from Standard & Poor’s, (B) has, or has all of its obligations under its Series 2005-3 Interest Rate Hedge guaranteed by a person that has, a short-term senior unsecured debt rating of “P-1” from Moody’s and a long-term senior unsecured debt rating of at least “A1” from Moody’s and (C) unless otherwise agreed to by Fitch, has, or has all of its obligations under its Series 2005-3 Interest Rate Hedge guaranteed by a person that has, a short-term senior and unsecured debt rating of at least “F1” from Fitch and a long-term senior unsecured debt rating of at least “A” from Fitch; provided that, for so long as any Class A Notes are Outstanding, each Eligible Interest Rate Hedge Provider shall be approved by the Insurer, such approval not to be unreasonably withheld or delayed.

“Eligible Program Vehicle Amount” means, as of any date of determination, an amount equal to the sum, rounded to the nearest $100,000, of the following amounts to the extent that such amounts are included in the definition of “Aggregate Asset Amount” for such date: (i) the Net Book Value of all Eligible Program Vehicles that are Eligible Vehicles as of such date and not turned in to and accepted by the Manufacturer thereof pursuant to its Manufacturer Program, not delivered and accepted for Auction pursuant to a Manufacturer Program or not otherwise sold or deemed to be sold under the Related Documents, plus (ii) the aggregate amount of Manufacturer Receivables (other than Excluded Payments) payable to HVF or to the Intermediary pursuant to the Master Exchange Agreement, in each case as of such date by Manufacturers which are Eligible Program Manufacturers with respect to Vehicles that were Eligible Vehicles and Eligible Program Vehicles when turned in to and accepted by such Manufacturers or delivered and accepted for Auction, plus (iii) with respect to Eligible Vehicles that were Eligible Program Vehicles that have been delivered and accepted for Auction pursuant to a Manufacturer Program with a Manufacturer which is an Eligible Program Manufacturer, all amounts receivable (other than amounts specified in clause (ii) above) from any person or entity in connection with the Auction of such Eligible Vehicles as of such date, plus (iv) with respect to Eligible Vehicles that were Eligible Program Vehicles that have been turned in to and accepted by the Manufacturer thereof, delivered and accepted for Auction, otherwise sold or become a Casualty, any accrued and unpaid Casualty Payments or Termination Payments with respect to such Eligible Vehicles under the HVF Lease, plus (v) with respect to Eligible Vehicles that were Eligible Program Vehicles that have been turned in to and accepted by the Manufacturer thereof, delivered for Auction or otherwise sold, any accrued and unpaid Monthly Base Rent with respect to such Eligible Vehicles under the HVF Lease (net of amounts set forth in clauses (ii), (iii) and (iv) above), plus (vi) with respect to Eligible Vehicles that were Eligible Program Vehicles sold by HVF to a third party pursuant to Section 2.5(a) of the HVF Lease, any non-return incentives payable to HVF under a Manufacturer Program by an Eligible Program Manufacturer in respect of the sale of such Vehicles outside of the related Manufacturer Program as of such date, plus (vii) if such date is during the period from and including a Determination Date to but excluding the next Payment Date, accrued and unpaid Monthly Base Rent payable on the next Payment Date with respect to all Eligible Vehicles that are Eligible Program Vehicles as of such date and that have not been turned in to and accepted by the Manufacturer thereof pursuant to its Manufacturer Program, not been delivered and accepted for Auction pursuant to a Manufacturer Program and not otherwise been sold or deemed to be sold under the Related Documents.

“Eligible Series Enhancement Account” means any Series Account the amount on deposit in which is included in the Enhancement Amount with respect to the related Series of Notes and the Series Supplement with respect to which provides that, if there are any Ford Reimbursement Obligations outstanding, amounts on deposit therein may only be applied to pay principal of, or interest on, the related Series of Notes or to pay such Ford Reimbursement Obligations.

“Excluded Redesignated Vehicle” means each Vehicle manufactured by a Manufacturer with respect to which an Event of Bankruptcy has occurred that becomes a Redesignated Vehicle prior to the Inclusion Date for such Vehicle, as of and from the date such Vehicle becomes a Redesignated Vehicle to and until the Inclusion Date for such Vehicle.

“Estimated Interest” has the meaning specified in Section 3.3(b) of this Series Supplement.

“Estimated Interest Adjustment Amount” means, with respect to any Determination Date, the result (whether a positive or negative number) of (i) the actual amount of Class A Adjusted Monthly Interest that accrued during the Estimated Interest Period which commenced on the immediately preceding Determination Date minus (ii) the Estimated Interest with respect to such Estimated Interest Period.

“Estimated Interest Adjustment Notice” has the meaning specified in Section 3.3(b) of this Series Supplement.

“Estimated Interest Period” has the meaning specified in Section 3.3(b) of this Series Supplement.

“Eurodollar Tranche” means the Class A-1 Eurodollar Tranche or the Class A-2 Eurodollar Tranche, as the context may require.

“Expected Final Payment Date” means the Three-Year Notes Expected Final Payment Date or the Five-Year Notes Expected Final Payment Date, as applicable.

“Financial Assets” has the meaning specified in Section 3.11(b)(i) of this Series Supplement.

“Five-Year Notes” means, collectively, the Class A-2 Notes, the Class B-3 Notes and the Class B-4 Notes.

“Five-Year Notes Expected Final Payment Date” means the November 2010 Payment Date.

“Five-Year Notes Legal Final Payment Date” means the November 2011 Payment Date.

“Fleet Equity Amount” means, on any date of determination, the amount, if any, by which the sum of (a) the Aggregate Asset Amount on such date and (b) the amount of cash and Permitted Investments on deposit in the (i) Class A Reserve Account, (ii) the Class B Reserve Account, (iii) the Class A Non-Ford Cash Collateral Account, (iv) the Class B Non-Ford Cash Collateral Account, (v) the Series 2005-3 Excess Collection Account after the required application of such funds in accordance with the priorities set forth in clauses (i) through (v) of Section 2.2(f) of this Series Supplement as of such date, (vi) the Series 2005-3 Collection Account and available for reduction of the Series 2005-3 Principal Amount as of such date, (vii) any Series-Specific Excess Collection Account (other than the Series 2005-3 Excess Collection Account) after the required application of such funds in accordance with the priorities set forth in the provisions of the related Series Supplement governing the distribution of amounts on deposit in such Series-Specific Excess Collection Account, other than amounts that are permitted to be released to HVF, (viii) any Series-Specific Collection Account (other than the Series 2005-3 Collection Account) and available for reduction of the Principal Amount with respect to the related Series as of such date and (ix) any other Eligible Series Enhancement Account exceeds the aggregate Principal Amount of each Outstanding Series of Notes on such date.

“Fleet Equity Condition” means, as of any date of determination, a condition that is satisfied if the Fleet Equity Amount as of such date equals or exceeds the Minimum Fleet Equity Amount as of such date.

“Ford Letter of Credit” means an irrevocable letter of credit issued for the account of Ford or an affiliate thereof in favor of the Trustee for the benefit of a Series of Notes or a class of a Series of Notes.

“Ford LOC Disbursement” means any Class A LOC Credit Disbursement under a Class A Ford Letter of Credit or any Class B LOC Credit Disbursement under a Class B Ford Letter of Credit.

“Ford LOC Exposure Amount” means, on any date of determination, the sum of (a) the aggregate amount available to be drawn under all outstanding Ford Letters of Credit on such date, (b) the stated amount of Ford Letters of Credit that Ford is committed to provide to HVF on such date, after giving effect to the issuance of the Ford Letters of Credit referenced in clause (a), (c) the aggregate amount of cash and Permitted Investments on deposit in any Series Account (including the Class A Ford Cash Collateral Account and the Class B Ford Cash Collateral Account) funded by an amount drawn under a Ford Letter of Credit on such date and (d) (without double counting any amount included in the preceding clause (c)) any outstanding Ford Reimbursement Obligations on such date.

“Ford Reimbursement Obligations” means any and all obligations of HVF set forth in Section 3.17 of this Series Supplement and any other payment obligation of HVF in respect of a Ford Letter of Credit set forth in any other Series Supplement; provided, however that no Ford Reimbursement Obligation in respect of a disbursement made under a Ford Letter of Credit shall arise until such time as Ford has reimbursed the provider of such Ford Letter of Credit for such disbursement.

“HVF Service Vehicle Amount” means, as of any date of determination, an amount equal to the Manufacturer Non-Eligible Vehicle Amount and the Manufacturer Eligible Program Vehicle Amount, in each case with respect to HVF Service Vehicles as of such date.

“HVF Service Vehicles” means, an HVF Vehicle used by Hertz’s employees, or to the extent permitted under the HVF Lease, employees of Hertz Equipment Rental Corporation.

“Hyundai Amount” means, as of any date of determination, an amount equal to the Manufacturer Non-Eligible Vehicle Amount and the Manufacturer Eligible Program Vehicle Amount, in each case with respect to Hyundai as of such date.

“Inclusion Date” means, with respect to any Vehicle manufactured by a Manufacturer with respect to which an Event of Bankruptcy has occurred, the date that is three months after the earlier of (i) the date such Vehicle became a Redesignated Vehicle and (ii) the date upon which such Event of Bankruptcy with respect to the Manufacturer of such Vehicle first occurred.

“Increase” has the meaning specified in Section 2.1(a) of this Series Supplement.

“Indenture Carrying Charges” means, as of any day, any fees or other costs, fees and expenses and indemnity amounts, if any, payable by HVF to the Trustee, the Administrator, the Intermediary under the Master Exchange Agreement, the Class A-1 Administrative Agent under the Class A-1 Note Purchase Agreement, the Class A-2 Administrative Agent under the Class A-2 Note Purchase Agreement or the Nominee under the Indenture or the Related Documents plus any other operating expenses of HVF then payable by HVF including, without limitation, any amounts owing from HVF under each Series 2005-3 Interest Rate Hedge (other than Monthly Hedge Payments).

“Initial Class B Interest Period” shall have the meaning with respect to any Class B Note specified in the related Class B Notes Term Sheet.

“Initial Class B Notes Term Sheet” means the Class B Notes Term Sheet relating to the initial issuance of Class B Notes.

“Insurance Agreement” means the Insurance Agreement, dated as of December 21, 2005, among the Insurer, the Trustee and HVF, which shall constitute an “Enhancement Agreement” with respect the Class A Notes for all purposes under the Indenture.

“Insurance Policy” means the Note Guaranty Insurance Policy No. AB0954BE, dated December 21, 2005, issued by the Insurer.

“Insured Principal Deficit Amount” means, with respect to any Payment Date, the excess, if any, of (a) the Class A Outstanding Principal Amount measured as of such Payment Date (after giving effect to the distribution of the Monthly Total Principal Allocation for the Related Month) over (b) the sum on such Payment Date of (i) the Class A Asset Amount, (ii) the Class A Available Reserve Account Amount, (iii) the Class A Letter of Credit Amount, (iv) the Class B Available Reserve Account Amount, (v) the Class B Letter of Credit Amount, (vi) the amount of cash and Permitted Investments on deposit in the Series 2005-3 Excess Collection Account and (vii) the amount on deposit in the Series 2005-3 Distribution Account and allocated to effect a redemption of the Class A Notes of any Class.

“Insurer” means Ambac Assurance Corporation, a Wisconsin stock insurance corporation.  The Insurer shall constitute an “Enhancement Provider” with respect to the Class A Notes for all purposes under the Indenture and the other Related Documents.

“Insurer Default” means (i) any failure by the Insurer to pay a demand for payment made in accordance with the requirements of the Insurance Policy and such failure shall not have been cured or (ii) the occurrence of an Insurer Insolvency Event with respect to the Insurer.

“Insurer Fee” has the meaning set forth in the Insurance Agreement.

“Insurer Insolvency Event” shall be deemed to have occurred with respect to the Insurer if:

(a)           a rehabilitation or liquidation proceeding shall be commenced against the Insurer, without the consent of the Insurer, seeking the rehabilitation or liquidation of the Insurer, the appointment of a trustee, receiver, custodian, liquidator, assignee, sequestrator or the like for the Insurer or all or any substantial part of its assets, or any similar action with respect to the Insurer under any law relating to rehabilitation, liquidation, insolvency, reorganization, winding up or composition or adjustment of debts, and such proceeding shall continue undismissed, or unstayed and in effect, for a period of 60 consecutive days; or

(b)           the Insurer shall commence a voluntary proceeding under any applicable rehabilitation, insolvency, reorganization, debt arrangement, dissolution or other similar law now or hereafter in effect, or shall consent to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian, sequestrator (or other similar official) for the Insurer or for any substantial part of its property, or shall make any general assignment for the benefit of creditors; or

(c)           the board of directors of the Insurer shall vote to implement any of the actions set forth in clause (b) above.

“Insurer Reimbursement Amounts” means, as of any date of determination, (i) an amount equal to the aggregate of any amounts due as of such date to the Insurer pursuant to the Insurance Agreement in respect of unreimbursed draws under the Insurance Policy, including interest thereon determined in accordance with the Insurance Agreement, and (ii) an amount equal to the aggregate of any other amounts due as of such date to the Insurer pursuant to the Insurance Agreement (other than the Insurer Fee).

“Interest Rate Hedge Provider” means HVF’s counterparty under a Series 2005-3 Interest Rate Hedge.  Each Interest Rate Hedge Provider, for so long as such Interest Rate Hedge Provider is not in default under its Series 2005-3 Interest Rate Hedge, and such Series 2005-3 Interest Rate Hedge continues to be in effect, shall constitute an “Enhancement Provider” with respect to the Series 2005-3 Notes for all purposes under the Indenture and the other Related Documents.

“Investor Group” means a Class A-1 Investor Group or a Class A-2 Investor Group, as the context may requires.

“Investor Group Principal Amount” means the Class A-1 Investor Group Principal Amount or the Class A-2 Investor Group Principal Amount, as the context may require.

“Jaguar Amount” means, as of any date of determination, an amount equal to the Manufacturer Non-Eligible Vehicle Amount and the Manufacturer Eligible Program Vehicle Amount, in each case with respect to Jaguar as of such date.

“Kia Amount” means, as of any date of determination, an amount equal to the Manufacturer Non-Eligible Vehicle Amount and the Manufacturer Eligible Program Vehicle Amount, in each case with respect to Kia as of such date.

“Land Rover Amount” means, as of any date of determination, an amount equal to the sum of the Land Rover Program Amount and the Land Rover Non-Program Amount as of such date.

“Land Rover Non-Program Amount” means, as of any date of determination, an amount equal to the Manufacturer Non-Eligible Vehicle Amount with respect to Land Rover as of such date.

“Land Rover Program Amount” means, as of any date of determination, an amount equal to the Manufacturer Eligible Program Vehicle Amount with respect to Land Rover as of such date.

“Lease Payment Deficit Notice” has the meaning specified in Section 3.3(c) of this Series Supplement.

“Legal Final Payment Date” means the Three-Year Notes Legal Final Payment Date or the Five-Year Notes Legal Final Payment Date, as the context may require.

“Lexus Amount” means, as of any date of determination, an amount equal to the Manufacturer Non-Eligible Vehicle Amount and the Manufacturer Eligible Program Vehicle Amount, in each case with respect to Lexus as of such date.

“LIBOR Determination Date” means, with respect to any Series 2005-3 Interest Period, the second London Business Day preceding the first day of such Series 2005-3 Interest Period.

“LOC Preference Payment Disbursement” means a Class A LOC Preference Payment Disbursement and/or a Class B LOC Preference Payment Disbursement, as the context may require.

“London Business Day” means any day on which dealings in deposits in Dollars are transacted in the London interbank market and banking institutions in London are not authorized or obligated by law or regulation to close.

“Mandatory Decrease” has the meaning specified in Section 2.2(a) of this Series Supplement.

“Manufacturer Eligible Program Vehicle Amount” means, as of any date of determination, with respect to any Manufacturer, an amount equal to the sum, rounded to the nearest $100,000, of the following amounts to the extent that such amounts are included in the definition of “Aggregate Asset Amount” for such date: (i) the Net Book Value of all Eligible Program Vehicles that are Eligible Vehicles as of such date that were manufactured by such Manufacturer or an Affiliate thereof and not turned in to and accepted by such Manufacturer pursuant to its Manufacturer Program, not delivered and accepted for Auction pursuant to its Manufacturer Program or not otherwise sold or deemed to be sold under the Related Documents, plus (ii) the aggregate amount of Manufacturer Receivables (other than Excluded Payments) payable to HVF or to the Intermediary pursuant to the Master Exchange Agreement, in each case as of such date by such Manufacturer with respect to Vehicles that were Eligible Vehicles and Eligible Program Vehicles when turned in to and accepted by such Manufacturer or delivered and accepted for Auction, plus (iii) with respect to Eligible Vehicles that were Eligible Program Vehicles that have been delivered and accepted for Auction pursuant to a Manufacturer Program with such Manufacturer, all amounts receivable (other than amounts specified in clause (ii) above) from any person or entity in connection with the Auction of such Eligible Vehicles as of such date, plus (iv) with respect to Eligible Vehicles that were Eligible Program Vehicles manufactured by such Manufacturer or an Affiliate thereof that have been turned in to and accepted by such Manufacturer, delivered and accepted for Auction, otherwise sold or become a Casualty, any accrued and unpaid Casualty Payments or Termination Payments with respect to such Eligible Vehicles as of such date under the HVF Lease, plus (v) with respect to Eligible Vehicles that were Eligible Program Vehicles manufactured by such Manufacturer or an Affiliate thereof that have been turned in to and accepted by such Manufacturer, delivered and accepted for Auction or otherwise sold, any accrued and unpaid Monthly Base Rent with respect to such Eligible Vehicles under the HVF Lease (net of amounts set forth in clauses (ii), (iii), and (iv) above) plus (vi) with respect to Eligible Vehicles that were Eligible Program Vehicles sold by HVF to a third party pursuant to Section 2.5(a) of the HVF Lease, any non-return incentives payable to HVF under a Manufacturer Program by such Manufacturer in respect of the sale of such Vehicles outside of the related Manufacturer Program as of such date, plus (vii) if such date is during the period from and including a Determination Date to but excluding the next Payment Date, accrued and unpaid Monthly Base Rent payable on the next Payment Date with respect to all Eligible Vehicles that are Eligible Program Vehicles as of such date that were manufactured by such Manufacturer or an Affiliate thereof and that have not been turned in to and accepted by such Manufacturer pursuant to its Manufacturer Program, not been delivered and accepted for Auction pursuant to its Manufacturer Program and not otherwise been sold or deemed to be sold under the Related Documents.  For the purposes of this definition, an Affiliate of a Manufacturer shall not include any Person who is included as a Manufacturer hereunder.

“Manufacturer Non-Eligible Vehicle Amount” means, as of any date of determination, with respect to any Manufacturer, an amount equal to the sum, rounded to the nearest $100,000, of the following amounts to the extent that such amounts are included in the definition of “Aggregate Asset Amount” for such date: (i) the Net Book Value of all Non-Eligible Program Vehicles or Non-Program Vehicles that are Eligible Vehicles as of such date that were manufactured by such Manufacturer or an Affiliate thereof and not turned in to and accepted by such Manufacturer thereof pursuant to its Manufacturer Program, not delivered and accepted for Auction pursuant to its Manufacturer Program or not otherwise sold or deemed to be sold under the Related Documents, plus (ii) the aggregate amount of Manufacturer Receivables (other than Excluded Payments) payable to HVF or to the Intermediary pursuant to the Master Exchange Agreement, in each case as of such date by such Manufacturer with respect to Vehicles that were Eligible Vehicles and Non-Eligible Program Vehicles when turned in to and accepted by such Manufacturer or delivered and accepted for Auction, plus (iii) with respect to Eligible Vehicles that were Non-Eligible Program Vehicles that have been delivered and accepted for Auction pursuant to a Manufacturer Program with such Manufacturer, all amounts receivable (other than amounts specified in clause (ii) above) from any Person in connection with the Auction of such Eligible Vehicles as of such date, plus (iv) with respect to Eligible Vehicles that were Non-Eligible Program Vehicles or Non-Program Vehicles manufactured by such Manufacturer or an Affiliate thereof that have been turned in to and accepted by such Manufacturer, delivered and accepted for Auction, otherwise sold or become a Casualty, any accrued and unpaid Casualty Payments or Termination Payments with respect to such Eligible Vehicles as of such date under the HVF Lease, plus (v) with respect to Eligible Vehicles that were Non-Eligible Program Vehicles or Non-Program Vehicles manufactured by such Manufacturer or an Affiliate thereof that have been turned in to and accepted by such Manufacturer, delivered and accepted for Auction or otherwise sold, any accrued and unpaid Monthly Base Rent with respect to such Eligible Vehicles under the HVF Lease (net of amounts set forth in clauses (ii), (iii) and (iv) above), plus (vi) if such date is during the period from and including a Determination Date to but excluding the next Payment Date, accrued and unpaid Monthly Base Rent payable on the next Payment Date with respect to all Eligible Vehicles as of such date that are Non-Eligible Program Vehicles or Non-Program Vehicles manufactured by such Manufacturer or an Affiliate thereof and that have not been turned in to and accepted by such Manufacturer thereof pursuant to its Manufacturer Program, not been delivered and accepted for Auction pursuant to a Manufacturer Program and not otherwise been sold or deemed to be sold under the Related Documents.  For the purposes of this definition, an Affiliate of a Manufacturer shall not include any Person who is included as a Manufacturer hereunder.

“Market Value Average” means, as of any day on or after the third Determination Date, the percentage equivalent (not to exceed 100%) of a fraction, the numerator of which is the average of the Non-Program Fleet Market Value as of such preceding Determination Date and the two Determination Dates precedent thereto and the denominator of which is the average of the aggregate Net Book Value of all Non-Program Vehicles (excluding any Excluded Redesignated Vehicles) as of the preceding Determination Date and the two Determination Dates precedent thereto.

“Maximum Investor Group Principal Amount” means the Class A-1 Maximum Investor Group Amount or the Class A-2 Maximum Investor Group Amount, as the context may require.

“Mazda Amount” means, as of any date of determination, an amount equal to the sum of the Mazda Program Amount and the Mazda Non-Program Amount as of such date.

“Mazda Non-Program Amount” means, as of any date of determination, an amount equal to the Manufacturer Non-Eligible Vehicle Amount with respect to Mazda as of such date.

“Mazda Program Amount” means, as of any date of determination, an amount equal to the Manufacturer Eligible Program Vehicle Amount with respect to Mazda as of such date.

“Mercedes Amount” means, as of any date of determination, an amount equal to the Manufacturer Non-Eligible Vehicle Amount and the Manufacturer Eligible Program Vehicle Amount, in each case with respect to Mercedes as of such date.

“Mitsubishi Amount” means, as of any date of determination, an amount equal to the Manufacturer Non-Eligible Vehicle Amount and the Manufacturer Eligible Program Vehicle Amount, in each case with respect to Mitsubishi as of such date.

“Monthly Hedge Payment” means, for any Payment Date, the excess, if any, of (i) the aggregate amount payable by HVF as the “Fixed Amount” under each Series 2005-3 Interest Rate Hedge on such Payment Date over (ii) the aggregate amount payable to HVF as the “Floating Amount” under each such Series 2005-3 Interest Rate

Hedge on such Payment Date, in each case excluding any termination payments under such Series 2005-3 Interest Rate Hedges.

“Monthly Total Principal Allocation” means for any Related Month the sum of all Series 2005-3 Principal Allocations with respect to such Related Month plus any amounts deposited in the Series 2005-3 Collection Account pursuant to Section 3.3(h)(vi)(B) of this Series Supplement.

“New York UCC” has the meaning specified in Section 3.11(b)(i) of this Series Supplement.

“Non-Class B Rated Eligible Program Manufacturer” means, as of any date of determination, each Eligible Program Manufacturer, who as of such date had a long-term unsecured debt rating of less than “BBB-” from Fitch or, if unrated by Fitch, each Eligible Program Manufacturer, who as of such date had a long-term unsecured debt rating (or the equivalent thereof from Moody’s or Standard & Poor’s, as applicable) of less than “Baa3” from Moody’s or less than “BBB-” from Standard & Poor’s, and, if the Class B Notes are rated by Standard & Poor’s, a long-term unsecured debt rating of less than “BBB-” and, if the Class B Notes are rated by Moody’s a long-term unsecured debt rating of less than “Baa3” provided that upon the downgrade of a Manufacturer by Fitch or, if unrated by Fitch or the Class B Notes are rated by Moody’s or Standard & Poor’s, by Moody’s or Standard & Poor’s, as applicable, to a rating that would require inclusion of such Manufacturer in this definition, for purposes of this definition and each instance in which this definition is used in this Series Supplement, such Manufacturer shall be deemed to be rated “BBB-” by Fitch or, if unrated by Fitch or the Class B Notes are rated by Moody’s or Standard & Poor’s, rated “BBB-” and/or “Baa3”, as applicable, by each Rating Agency that downgraded such Manufacturer for a period of 30 days following the date on which the Administrator obtains actual knowledge of such downgrade; provided further that, unless otherwise agreed to by Fitch, (x) for so long as Ford is rated “BBB-” or lower by Fitch, Ford shall be considered a “Non-Class B Rated Eligible Program Manufacturer” and (y) for so long as GM is rated “BBB-” or lower by Fitch, GM shall be considered a “Non-Class B Rated Eligible Program Manufacturer”.

“Non-Class B Rated Eligible Program Manufacturer Amount” means, as of any date of determination, the sum for all Non-Class B Rated Eligible Program Manufacturers of an amount, with respect to each Non-Class B Rated Eligible Program Manufacturer, equal to the sum, rounded to the nearest $100,000, of the following amounts to the extent that such amounts are included in the definition of “Aggregate Asset Amount” for such date: (i) the Net Book Value of all Eligible Program Vehicles that are Eligible Vehicles as of such date that were manufactured by such Non-Class B Rated Eligible Program Manufacturer or an Affiliate thereof and not turned in to and accepted by such Non-Class B Rated Eligible Program Manufacturer pursuant to its Manufacturer Program, not delivered and accepted for Auction pursuant to its Manufacturer Program or not otherwise sold or deemed to be sold under the Related Documents, plus (ii) the aggregate amount of Manufacturer Receivables (other than Excluded Payments) payable to HVF or to the Intermediary pursuant to the Master Exchange Agreement, in each case as of such date by such Non-Class B Rated Eligible

Program Manufacturer with respect to Vehicles that were Eligible Vehicles and Eligible Program Vehicles when turned in to and accepted by such Non-Class B Rated Eligible Program Manufacturer or delivered and accepted for Auction, plus (iii) with respect to Eligible Vehicles that were Eligible Program Vehicles that have been delivered and accepted for Auction pursuant to a Manufacturer Program with such Non-Class B Rated Eligible Program Manufacturer, all amounts receivable (other than amounts specified in clause (ii) above) from any person or entity in connection with the Auction of such Eligible Vehicles as of such date, plus (iv) with respect to Eligible Vehicles that were Eligible Program Vehicles manufactured by such Non-Class B Rated Eligible Program Manufacturer or an Affiliate thereof that have been turned in to and accepted by such Non-Class B Rated Eligible Program Manufacturer, delivered and accepted for Auction, otherwise sold or become a Casualty, any accrued and unpaid Casualty Payments or Termination Payments with respect to such Eligible Vehicles as of such date under the HVF Lease, plus (v) with respect to Eligible Vehicles that were Eligible Program Vehicles manufactured by such Non-Class B Rated Eligible Program Manufacturer or an Affiliate thereof that have been turned in to and accepted by such Non-Class B Rated Eligible Program Manufacturer, delivered and accepted for Auction or otherwise sold, any accrued and unpaid Monthly Base Rent with respect to such Eligible Vehicles under the HVF Lease (net of amounts set forth in clauses (ii), (iii), and (iv) above) plus (vi) with respect to Eligible Vehicles that were Eligible Program Vehicles sold by HVF to a third party pursuant to Section 2.5(a) of the HVF Lease, any non-return incentives payable to HVF under a Manufacturer Program by such Non-Class B Rated Eligible Program Manufacturer in respect of the sale of such Vehicles outside of the related Manufacturer Program as of such date, plus (vii) if such date is during the period from and including a Determination Date to but excluding the next Payment Date, accrued and unpaid Monthly Base Rent payable on the next Payment Date with respect to all Eligible Vehicles that are Eligible Program Vehicles as of such date that were manufactured by such Non-Class B Rated Eligible Program Manufacturer or an Affiliate thereof and that have not been turned in to and accepted by such Non-Class B Rated Eligible Program Manufacturer pursuant to its Manufacturer Program, not been delivered and accepted for Auction pursuant to its Manufacturer Program and not otherwise been sold or deemed to be sold under the Related Documents.  For the purposes of this definition, an Affiliate of a Manufacturer shall not include any Person who is included as a Manufacturer hereunder.

“Non-Eligible Manufacturer Amount” means, as of any date of determination, an amount equal to the sum, rounded to the nearest $100,000, of the following amounts to the extent that such amounts are included in the definition of “Aggregate Asset Amount” for such date: (i) the Net Book Value of all HVF Vehicles that are Eligible Vehicles as of such date that were manufactured by Manufacturers other than Eligible Manufacturers and not turned in to and accepted by the Manufacturer thereof pursuant to its Manufacturer Program, not delivered and accepted for Auction pursuant to its Manufacturer Program or not otherwise sold or deemed to be sold under the Related Documents, plus (ii) the aggregate amount of Manufacturer Receivables (other than Excluded Payments) payable to HVF or to the Intermediary pursuant to the Master Exchange Agreement, in each case as of such date by Manufacturers other than Eligible Manufacturers with respect to Vehicles that were Eligible Vehicles when turned in to and accepted by such Manufacturers or delivered and accepted for Auction, plus (iii) with respect to Eligible Vehicles that have been delivered and accepted for Auction pursuant to a Manufacturer Program with a Manufacturer other than an Eligible Manufacturer, all amounts receivable (other than amounts specified in clause (ii) above) from any Person in connection with the Auction of such Eligible Vehicles as of such date, plus (iv) with respect to Eligible Vehicles that were manufactured by Manufacturers other than Eligible Manufacturers that have been turned in to and accepted by the Manufacturer thereof, delivered and accepted for Auction, otherwise sold or become a Casualty, any accrued and unpaid Casualty Payments or Termination Payments with respect to such Eligible Vehicles as of such date under the HVF Lease, plus (v) with respect to Eligible Vehicles that were manufactured by Manufacturers other than Eligible Manufacturers that have been turned in to and accepted by the Manufacturer thereof, delivered and accepted for Auction or otherwise sold, any accrued and unpaid Monthly Base Rent with respect to such Eligible Vehicles under the HVF Lease (net of amounts set forth in clauses (ii), (iii) and (iv) above), plus (vi) if such date is during the period from and including a Determination Date to but excluding the next Payment Date, accrued and unpaid Monthly Base Rent payable on the next Payment Date with respect to all Eligible Vehicles as of such date that were manufactured by Manufacturers other than Eligible Manufacturers and that have not been turned in to and accepted by the Manufacturer thereof pursuant to its Manufacturer Program, not been delivered and accepted for Auction pursuant to its Manufacturer Program and not otherwise been sold or deemed to be sold under the Related Documents.

“Non-Eligible Vehicle Amount” means, as of any date of determination, an amount equal to the sum, rounded to the nearest $100,000, of the following amounts to the extent that such amounts are included in the definition of “Aggregate Asset Amount” for such date: (i) the Net Book Value of all Non-Eligible Program Vehicles and Non-Program Vehicles that are Eligible Vehicles as of such date and not turned in to and accepted by the Manufacturer thereof pursuant to its Manufacturer Program, not delivered and accepted for Auction pursuant to its Manufacturer Program or not otherwise sold or deemed to be sold under the Related Documents, plus (ii) the aggregate amount of Manufacturer Receivables (other than Excluded Payments) payable to HVF or to the Intermediary pursuant to the Master Exchange Agreement, in each case as of such date by Manufacturers with respect to Vehicles that were Eligible Vehicles and Non-Eligible Program Vehicles when turned in to and accepted by such Manufacturers or delivered and accepted for Auction, plus (iii) with respect to Eligible Vehicles that were Non-Eligible Program Vehicles that have been delivered and accepted for Auction pursuant to a Manufacturer Program with a Manufacturer, all amounts receivable (other than amounts specified in clause (ii) above) from any Person in connection with the Auction of such Eligible Vehicles as of such date, plus (iv) with respect to Eligible Vehicles that were Non-Eligible Program Vehicles or Non-Program Vehicles that have been turned in to and accepted by the Manufacturer thereof, delivered and accepted for Auction, otherwise sold or become a Casualty, any accrued and unpaid Casualty Payments or Termination Payments with respect to such Eligible Vehicles as of such date under the HVF Lease, plus (v) with respect to Eligible Vehicles that were Non-Eligible Program Vehicles or Non-Program Vehicles that have been turned in to and accepted by the Manufacturer thereof, delivered and accepted for Auction or otherwise sold, any accrued and unpaid Monthly Base Rent with respect to such Eligible Vehicles under the HVF Lease (net of amounts set forth in clauses (ii), (iii) and (iv) above), plus (vi) if such date is during the period from and including a Determination Date to but excluding the next Payment Date, accrued and unpaid Monthly Base Rent payable on the next Payment Date with respect to all Eligible Vehicles as of such date that are Non-Eligible Program Vehicles or Non-Program Vehicles and that have not been turned in to and accepted by the Manufacturer thereof pursuant to its Manufacturer Program, not been delivered and accepted for Auction pursuant to a Manufacturer Program and not otherwise been sold or deemed to be sold under the Related Documents.

“Non-Investment Grade Eligible Program Manufacturer” means, as of any date of determination, each Eligible Program Manufacturer who as of such date does not have a long-term unsecured debt rating of at least “BBB-” from Standard & Poor’s, at least “Baa3” from Moody’s and, unless otherwise agreed to by Fitch, at least “BBB-” by Fitch; provided that upon the withdrawal of the rating of a Manufacturer by a Rating Agency or upon the downgrade of a Manufacturer by a Rating Agency to a rating that would require inclusion of such Manufacturer in this definition, for purposes of this definition and each instance in which this definition is used in this Series Supplement, such Manufacturer shall be deemed to be rated “BBB-”, “Baa3” and/or “BBB-”, as applicable, by the Rating Agency which downgraded such Manufacturer for a period of 30 days following the earlier of (i) the date on which any of the Administrator, HVF or the Servicer obtains actual knowledge of such downgrade and (ii) the date on which the Trustee or the Insurer notifies the Administrator of such downgrade.

“Non-Investment Grade Eligible Program Manufacturer Vehicle Amount” means, as of any date of determination, the sum for all Non-Investment Grade Eligible Program Manufacturers of an amount, with respect to each Non-Investment Grade Eligible Program Manufacturer, equal to the sum, rounded to the nearest $100,000, of the following amounts to the extent that such amounts are included in the definition of “Aggregate Asset Amount” for such date: (i) the Net Book Value of all Eligible Program Vehicles that are Eligible Vehicles as of such date that were manufactured by such Non-Investment Grade Eligible Program Manufacturer or an Affiliate thereof and not turned in to and accepted by such Non-Investment Grade Eligible Program Manufacturer pursuant to its Manufacturer Program, not delivered and accepted for Auction pursuant to its Manufacturer Program or not otherwise sold or deemed to be sold under the Related Documents, plus (ii) the aggregate amount of Manufacturer Receivables (other than Excluded Payments) payable to HVF or to the Intermediary pursuant to the Master Exchange Agreement, in each case as of such date by such Non-Investment Grade Eligible Program Manufacturer with respect to Vehicles that were Eligible Vehicles and Eligible Program Vehicles when turned in to and accepted by such Non-Investment Grade Eligible Program Manufacturer or delivered and accepted for Auction, plus (iii) with respect to Eligible Vehicles that were Eligible Program Vehicles that have been delivered and accepted for Auction pursuant to a Manufacturer Program with such Non-Investment Grade Eligible Program Manufacturer, all amounts receivable (other than amounts specified in clause (ii) above) from any person or entity in connection with the Auction of such Eligible Vehicles as of such date, plus (iv) with respect to Eligible

Vehicles that were Eligible Program Vehicles manufactured by such Non-Investment Grade Eligible Program Manufacturer or an Affiliate thereof that have been turned in to and accepted by such Non-Investment Grade Eligible Program Manufacturer, delivered and accepted for Auction, otherwise sold or become a Casualty, any accrued and unpaid Casualty Payments or Termination Payments with respect to such Eligible Vehicles as of such date under the HVF Lease, plus (v) with respect to Eligible Vehicles that were Eligible Program Vehicles manufactured by such Non-Investment Grade Eligible Program Manufacturer or an Affiliate thereof that have been turned in to and accepted by such Non-Investment Grade Eligible Program Manufacturer, delivered and accepted for Auction or otherwise sold, any accrued and unpaid Monthly Base Rent with respect to such Eligible Vehicles under the HVF Lease (net of amounts set forth in clauses (ii), (iii), and (iv) above) plus (vi) with respect to Eligible Vehicles that were Eligible Program Vehicles sold by HVF to a third party pursuant to Section 2.5(a) of the HVF Lease, any non-return incentives payable to HVF under a Manufacturer Program by such Non-Investment Grade Eligible Program Manufacturer in respect of the sale of such Vehicles outside of the related Manufacturer Program as of such date, plus (vii) if such date is during the period from and including a Determination Date to but excluding the next Payment Date, accrued and unpaid Monthly Base Rent payable on the next Payment Date with respect to all Eligible Vehicles that are Eligible Program Vehicles as of such date that were manufactured by such Non-Investment Grade Eligible Program Manufacturer or an Affiliate thereof and that have not been turned in to and accepted by such Non-Investment Grade Eligible Program Manufacturer pursuant to its Manufacturer Program, not been delivered and accepted for Auction pursuant to its Manufacturer Program and not otherwise been sold or deemed to be sold under the Related Documents.  For the purposes of this definition, an Affiliate of a Manufacturer shall not include any Person who is included as a Manufacturer hereunder.

“Non-Investment Grade Manufacturer” means, as of any date of determination, each Eligible Manufacturer who as of such date does not have a long-term unsecured debt rating of at least “BBB-” from Standard & Poor’s, at least “Baa3” from Moody’s and, unless otherwise agreed to by Fitch, at least “BBB-” by Fitch; provided that upon the withdrawal of the rating of a Manufacturer by a Rating Agency or upon the downgrade of a Manufacturer by a Rating Agency to a rating that would require inclusion of such Manufacturer in this definition, for purposes of this definition and each instance in which this definition is used in this Series Supplement, such Manufacturer shall be deemed to be rated “BBB-”, “Baa3” and/or “BBB-”, as applicable, by the Rating Agency which downgraded such Manufacturer for a period of 30 days following the earlier of (i) the date on which any of the Administrator, HVF or the Servicer obtains actual knowledge of such downgrade and (ii) the date on which the Trustee or Insurer notifies the Administrator of such downgrade.

“Non-Investment Grade Manufacturer Non-Eligible Vehicle Amount” means, as of any date of determination, the sum for all Non-Investment Grade Manufacturers of an amount, with respect to each Non-Investment Grade Manufacturer, equal to the sum, rounded to the nearest $100,000, of the following amounts to the extent that such amounts are included in the definition of “Aggregate Asset Amount” for such date: (i) the Net Book Value of all Non-Eligible Program Vehicles and Non-Program

Vehicles that are Eligible Vehicles as of such date that were manufactured by such Non-Investment Grade Manufacturer and not turned in to and accepted by such Non-Investment Grade Manufacturer pursuant to its Manufacturer Program, not delivered and accepted for Auction pursuant to its Manufacturer Program or not otherwise sold or deemed to be sold under the Related Documents, plus (ii) the aggregate amount of Manufacturer Receivables (other than Excluded Payments) payable to HVF or to the Intermediary pursuant to the Master Exchange Agreement, in each case as of such date by such Non-Investment Grade Manufacturer with respect to Vehicles that were Eligible Vehicles and Non-Eligible Program Vehicles when turned in to and accepted by such Non-Investment Grade Manufacturer or delivered and accepted for Auction, plus (iii) with respect to Eligible Vehicles that were Non-Eligible Program Vehicles that have been delivered and accepted for Auction pursuant to its Manufacturer Program with such Non-Investment Grade Manufacturer, all amounts receivable (other than amounts specified in clause (ii) above) from any Person in connection with the Auction of such Eligible Vehicles as of such date, plus (iv) with respect to Eligible Vehicles that were Non-Eligible Program Vehicles or Non-Program Vehicles that have been turned in to and accepted by such Non-Investment Grade Manufacturer, delivered and accepted for Auction, otherwise sold or become a Casualty, any accrued and unpaid Casualty Payments or Termination Payments with respect to such Eligible Vehicles as of such date under the HVF Lease, plus (v) with respect to Eligible Vehicles that were Non-Eligible Program Vehicles or Non-Program Vehicles that have been turned in to and accepted by such Non-Investment Grade Manufacturer, delivered and accepted for Auction or otherwise sold, any accrued and unpaid Monthly Base Rent with respect to such Eligible Vehicles under the HVF Lease (net of amounts set forth in clauses (ii), (iii) and (iv) above), plus (vi) if such date is during the period from and including a Determination Date to but excluding the next Payment Date, accrued and unpaid Monthly Base Rent payable on the next Payment Date with respect to all Eligible Vehicles as of such date that are Non-Eligible Program Vehicles or Non-Program Vehicles and that have not been turned in to and accepted by such Non-Investment Grade Manufacturer pursuant to its Manufacturer Program, not been delivered and accepted for Auction pursuant to its Manufacturer Program and not otherwise been sold or deemed to be sold under the Related Documents.

“Non-Program Fleet Market Value” means, with respect to all Non-Program Vehicles (excluding any Excluded Redesignated Vehicles) as of any date of determination, the sum of the respective Third-Party Market Values of each such Non-Program Vehicle.

“Non-Program Vehicle Measurement Month Average” means, with respect to any Measurement Month, the lesser of (a) the percentage equivalent of a fraction, the numerator of which is the aggregate amounts of Disposition Proceeds paid or payable in respect of all Non-Program Vehicles that are sold to third parties, at auction or otherwise (excluding salvage sales), during such Measurement Month and the two Measurement Months preceding such Measurement Month and the denominator of which is the aggregate Net Book Values of such Non-Program Vehicles on the dates of their respective sales and (b) 100%.

“One-Month LIBOR” means, for each Series 2005-3 Interest Period, the rate per annum determined on the related LIBOR Determination Date by the Calculation Agent to be the rate for Dollar deposits having a maturity equal to one month, that appears on Telerate Page 3750 at approximately 11:00 a.m., London time, on such LIBOR Determination Date; provided, however, that if such rate does not appear on Telerate Page 3750, One-Month LIBOR will mean, for such Series 2005-3 Interest Period, the rate per annum equal to the arithmetic mean (rounded to the nearest one-one-hundred-thousandth of one percent) of the rates quoted by the Reference Banks to the Calculation Agent as the rates at which deposits in Dollars are offered by the Reference Banks at approximately 11:00 a.m., London time, on the LIBOR Determination Date to prime banks in the London interbank market for a period equal to one month; provided, further, that if fewer than two quotations are provided as requested by the Reference Banks, “One-Month LIBOR” for such Series 2005-3 Interest Period will mean the arithmetic mean (rounded to the nearest one-one-hundred-thousandth of one percent) of the rates quoted by major banks in New York, New York selected by the Calculation Agent, at approximately 10:00 a.m., New York City time, on the first day of such Series 2005-3 Interest Period for loans in Dollars to leading European banks for a period equal to one month; provided, finally, that if no such quotes are provided, “One-Month LIBOR” for such Series 2005-3 Interest Period will mean One-Month LIBOR as in effect with respect to the preceding Series 2005-3 Interest Period.

“Outstanding” means with respect to the Series 2005-3 Notes, all Series 2005-3 Notes theretofore authenticated and delivered under the Indenture, except (a) Series 2005-3 Notes theretofore cancelled or delivered to the Registrar for cancellation, (b) Series 2005-3 Notes which have not been presented for payment but funds for the payment of which are on deposit in the Series 2005-3 Distribution Account and are available for payment of such Series 2005-3 Notes, and Series 2005-3 Notes which are considered paid pursuant to Section 8.1 of the Base Indenture, or (c) Series 2005-3 Notes in exchange for or in lieu of other Series 2005-3 Notes which have been authenticated and delivered pursuant to the Indenture unless proof satisfactory to the Trustee is presented that any such Series 2005-3 Notes are held by a purchaser for value.

“Past Due Rent Payment” has the meaning specified in Section 3.2(d) of this Series Supplement.

“Preference Amount” means any amount previously paid by Hertz pursuant to the Series 2005-3 Demand Note and distributed to the Series 2005-3 Noteholders in respect of amounts owing under the Series 2005-3 Notes that is recoverable or that has been recovered as a voidable preference by the trustee in a bankruptcy proceeding of Hertz pursuant to the Bankruptcy Code in accordance with a final nonappealable order of a court having competent jurisdiction.

“Principal Deficit Amount” means, on any date of determination, the excess, if any, of (a) the Series 2005-3 Adjusted Principal Amount on such date (after giving effect to the distribution of the Monthly Total Principal Allocation for the Related Month) over (b) the Series 2005-3 Asset Amount on such date; provided, however, the Principal Deficit Amount on any date that is prior to the Five-Year Notes Legal Final

Payment Date occurring during the period commencing on and including the date of the filing by Hertz of a petition for relief under Chapter 11 of the Bankruptcy Code to but excluding the date on which Hertz shall have resumed making all payments of Monthly Variable Rent required to be made under the HVF Lease, shall mean the excess, if any, of (x) the Series 2005-3 Adjusted Principal Amount on such date (after giving effect to the distribution of the Monthly Total Principal Allocation for the Related Month) over (y) the sum of (1) the Series 2005-3 Asset Amount on such date and (2) the lesser of (a) the Series 2005-3 Liquidity Amount on such date and (b) the Series 2005-3 Required Liquidity Amount on such date.

“Pro Rata Share” means, (a) with respect to any Series 2005-3 Non-Ford Letter of Credit Provider, as of any date, the fraction (expressed as a percentage) obtained by dividing (A) the available amount under such Series 2005-3 Non-Ford Letter of Credit Provider’s Series 2005-3 Non-Ford Letter of Credit as of such date by (B) an amount equal to the aggregate available amount under all Series 2005-3 Non-Ford Letters of Credit, relating to the same Class of Series 2005-3 Notes as such Series 2005-3 Non-Ford Letter of Credit Provider’s Series 2005-3 Non-Ford Letter of Credit, as of such date and (b) with respect to any Series 2005-3 Ford Letter of Credit Provider as of any date, the fraction (expressed as a percentage) obtained by dividing (A) the available amount under such Series 2005-3 Ford Letter of Credit Provider’s Series 2005-3 Ford Letter of Credit as of such date by (B) an amount equal to the aggregate available amount under all Series 2005-3 Ford Letters of Credit relating to the same Class of Series 2005-3 Notes as such Series 2005-3 Ford Letter of Credit Provider’s Series 2005-3 Ford Letter of Credit, as of such date; provided, that only for purposes of calculating the Pro Rata Share with respect to any Series 2005-3 Letter of Credit Provider as of any date, if such Series 2005-3 Letter of Credit Provider has not complied with its obligation to pay the Trustee the amount of any draw under its Series 2005-3 Letter of Credit made prior to such date, the available amount under such Series 2005-3 Letter of Credit Provider’s Series 2005-3 Letter of Credit as of such date shall be treated as reduced (for calculation purposes only) by the amount of such unpaid demand and shall not be reinstated for purposes of such calculation unless and until the date as of which such Series 2005-3 Letter of Credit Provider has paid such amount to the Trustee and been reimbursed by the Lessee for such amount (provided that the foregoing calculation shall not in any manner reduce a Series 2005-3 Letter of Credit Provider’s actual liability in respect of any failure to pay any demand under its Series 2005-3 Letter of Credit).

“QIB” has the meaning specified in Section 6.2 of this Series Supplement.

“Rating Agencies” means, with respect to the Series 2005-3 Notes, Standard & Poor’s, Moody’s and Fitch and any other nationally recognized rating agency rating the Series 2005-3 Notes at the request of HVF.

“Record Date” means, with respect to any Payment Date, the last day of the Related Month.

“Redesignated Vehicle” means any Program Vehicle manufactured by a Manufacturer with respect to which an Event of Bankruptcy has occurred which has been redesignated as a Non-Program Vehicle pursuant to Section 18(b) of the HVF Lease in accordance with Section 2.6 thereof.

“Reference Banks” means four major banks in the London interbank market selected by the Calculation Agent.

“Regulation S” means Regulation S promulgated under the Securities Act.

“Regulation S Global Notes” has the meaning specified in Section 6.2(b) of this Series Supplement.

“Required Minimum Fleet Equity Amount” means, on any date of determination, an amount equal to four times the Ford LOC Exposure Amount as of such date.

“Required Noteholders” means with respect to the Series 2005-3 Notes, subject to Section 7.7 of this Series Supplement, Series 2005-3 Noteholders holding more than 50% of the Series 2005-3 Principal Amount (excluding any Series 2005-3 Notes held by HVF or any Affiliate of HVF).

“Restricted Global Notes” has the meaning specified in Section 6.2(a) of this Series Supplement.

“Restricted Notes” means the Restricted Global Notes, and all other Series 2005-3 Notes evidencing the obligations, or any portion of the obligations, initially evidenced by the Restricted Global Notes, other than certificates transferred or exchanged upon certification as provided in Section 6.4(i)(iv) of this Series Supplement.

“Restricted Period” means, with respect to any Series 2005-3 Notes issued on the Series 2005-3 Closing Date, the period commencing on such Series 2005-3 Closing Date and ending on the 40th day after such Series 2005-3 Closing Date, and with respect to any Class B Notes issued on a Series 2005-3 Class B Notes Closing Date, the period commencing on such Series 2005-3 Class B Notes Closing Date and ending on the 40th day after such Series 2005-3 Class B Notes Closing Date.

“Rule 144A” means Rule 144A promulgated under the Securities Act.

“Senior Credit Facilities” means the Servicer’s Senior Term Facility and Senior ABL Facility, each of which will be provided under credit agreements, to be dated as of the date hereof, among the Servicer and (with respect to the Senior ABL Facility only) Hertz Equipment Rental Corporation and certain of the Servicer’s other subsidiaries, as borrower, Deutsche Bank AG Cayman Islands Branch Inc., as administrative agent, Lehman Commercial Paper Inc., as syndication agent, Merrill Lynch Capital Corporation, as sole documentation agent, and the other financial institutions party thereto from time to time.

“Series 2005-1 Notes” means the Series 2005-1 Medium Term Rental Car Asset Backed Notes issued by HVF on the date hereof under that certain Series

Supplement to the Base Indenture, dated as of the date hereof (as amended, modified, restated or supplemented from time to time in accordance with the terms thereof), by and between HVF and the Trustee.

“Series 2005-2 Notes” means the Series 2005-2 Medium Term Rental Car Asset Backed Notes issued by HVF on the date hereof under that certain Series Supplement to the Base Indenture, dated as of the date hereof (as amended, modified, restated or supplemented from time to time in accordance with the terms thereof), by and between HVF and the Trustee.

“Series 2005-3 Accrued Amounts” means, on any date of determination, the sum of (i) accrued and unpaid interest on the Series 2005-3 Notes as of such date, (ii) the Insurer Fee, if any, accrued to such date and payable by HVF on the next succeeding Payment Date, (iii) any other amounts due or accrued as of such date and payable to the Insurer pursuant to the Insurance Agreement (other than unreimbursed amounts drawn under the Insurance Policy to pay the principal of the Series 2005-3 Notes) on or prior to the next succeeding Payment Date, (iv) the Monthly Hedge Payment and (v) the product of (A) the Indenture Carrying Charges payable on the next succeeding Payment Date times (B) the Series 2005-3 Percentage as of the Determination Date immediately preceding such Payment Date.

“Series 2005-3 Accrued Interest Account” has the meaning specified in Section 3.1(a) of this Series Supplement.

“Series 2005-3 Adjusted Principal Amount” means, as of any date of determination, the sum of the Class A Adjusted Principal Amount and the Class B Adjusted Principal Amount, in each case, as of such date.

“Series 2005-3 Asset Amount” means, as of any date of determination, the product of (i) the Series 2005-3 Invested Percentage (with respect to principal) as of such date and (ii) the Aggregate Asset Amount as of such date.

“Series 2005-3 Cash Collateral Accounts” means the Class A Cash Collateral Account and the Class B Cash Collateral Account.

“Series 2005-3 Class B Notes Closing Date” means, with respect to any issuance of Class B Notes, the date specified in the Class B Notes Term Sheet related to such issuance of Class B Notes.

“Series 2005-3 Closing Date” means December 21, 2005.

“Series 2005-3 Collateral” means the Collateral, any Series 2005-3 Interest Rate Hedges, each Series 2005-3 Letter of Credit, the Series 2005-3 Series Account Collateral, the Class A Cash Collateral Account Collateral, the Class B Cash Collateral Account Collateral, the Series 2005-3 Demand Note, the Series 2005-3 Distribution Account Collateral, the Class A Reserve Account Collateral and the Class B Reserve Account Collateral.

“Series 2005-3 Collection Account” has the meaning specified in Section 3.1(a) of this Series Supplement.

“Series 2005-3 Demand Note” means each demand note made by Hertz, substantially in the form of Exhibit H to this Series Supplement, as amended, modified or restated from time to time in accordance with its terms and the terms of this Series Supplement.

“Series 2005-3 Demand Note Payment Amount” means, as of any date of determination, the excess, if any, of (a) the aggregate amount of all proceeds of demands made on the Series 2005-3 Demand Note that were deposited into the Series 2005-3 Distribution Account and paid to the Series 2005-3 Noteholders during the one year period ending on such date of determination over (b) the amount of any Preference Amount relating to such proceeds that has been repaid to HVF (or any payee of HVF) with the proceeds of any LOC Preference Payment Disbursement (or any withdrawal from any Series 2005-3 Cash Collateral Account); provided, however, that if an Event of Bankruptcy (or the occurrence of an event described in clause (a) of the definition thereof, without the lapse of a period of 60 consecutive days) with respect to Hertz shall have occurred on or before such date of determination, the Series 2005-3 Demand Note Payment Amount shall equal (i) on any date of determination until the conclusion or dismissal of the proceedings giving rise to such Event of Bankruptcy without continuing jurisdiction by the court in such proceedings (or on any earlier date upon which the statute of limitations in respect of avoidance actions in such proceedings has run or when such actions otherwise become unavailable to the bankruptcy estate), the Series 2005-3 Demand Note Payment Amount as if it were calculated as of the date of the occurrence of such Event of Bankruptcy and (ii) on any date of determination thereafter, $0.

“Series 2005-3 Deposit Date” has the meaning specified in Section 3.2 of this Series Supplement.

“Series 2005-3 Designated Account” has the meaning specified in Section 3.11(a) of this Series Supplement.

“Series 2005-3 Distribution Account” has the meaning specified in Section 3.10(a) of this Series Supplement.

“Series 2005-3 Distribution Account Collateral” has the meaning specified in Section 3.10(d) of this Series Supplement.

“Series 2005-3 Excess Collection Account” has the meaning specified in Section 3.1(a) of this Series Supplement.

“Series 2005-3 Ford Letter of Credit” means each Class A Ford Letter of Credit and each Class B Ford Letter of Credit, as the context may require.

“Series 2005-3 Ford Letter of Credit Provider” means each Class A Ford Letter of Credit Provider and each Class B Ford Letter of Credit Provider, as the context may require.

“Series 2005-3 Ford Letter of Credit Termination Date” means the date on which (i) all Series 2005-3 Ford Letters of Credit have expired or been terminated and returned to the Series 2005-3 Ford Letter of Credit Provider thereof, (ii) no Ford Reimbursement Obligations are outstanding and (iii) Ford has been paid all amounts distributable to Ford hereunder from the Series 2005-3 Cash Collateral Accounts.

“Series 2005-3 Global Note” means a Regulation S Global Note, a Restricted Global Note or an Unrestricted Global Note.

“Series 2005-3 Interest Period” means a period commencing on and including a Payment Date and ending on and including the day preceding the next succeeding Payment Date; provided, however, that the initial Series 2005-3 Interest Period shall commence on and include the Series 2005-3 Closing Date and end on and include January 24, 2006.

“Series 2005-3 Interest Rate Hedge” is defined in Section 3.12(a) of this Series Supplement; provided that for the avoidance of doubt each Series 2005-3 Interest Rate Hedge shall constitute a “Series-Specific Swap Agreement”, but shall not constitute a “Swap Agreement” for all purposes under the Base Indenture or any other Related Document.

“Series 2005-3 Invested Percentage” means on any date of determination:

(a)           when used with respect to Principal Collections, the percentage equivalent (which percentage shall never exceed 100%) of a fraction, the numerator of which shall be equal to the Series 2005-3 Required Adjusted Asset Amount, determined during the Series 2005-3 Revolving Period as of the end of the immediately preceding Related Month (or, until the end of the initial Related Month after the Series 2005-3 Closing Date, on the Series 2005-3 Closing Date), or, the Series 2005-3 Required Adjusted Asset Amount, determined during the Series 2005-3 Rapid Amortization Period, as of the last day of the Series 2005-3 Revolving Period, and the denominator of which shall be the greater of (I) the Aggregate Asset Amount as of the end of the immediately preceding Related Month or, until the end of the initial Related Month after the Series 2005-3 Closing Date, as of the Series 2005-3 Closing Date and (II) as of the same date as in clause (I), the Aggregate Required Asset Amount;

(b)           when used with respect to Interest Collections, the percentage equivalent (which percentage shall never exceed 100%) of a fraction, the numerator of which shall be the Series 2005-3 Accrued Amounts on such date of determination, and the denominator of which shall be the aggregate Accrued Amounts with respect to all Series of Notes on such date of determination.

“Series 2005-3 Lease Interest Payment Deficit” means on any Payment Date an amount equal to the excess, if any, of (a) the aggregate amount of Interest Collections which pursuant to Section 3.2(a), (b) or (c) of this Series Supplement would have been deposited into the Series 2005-3 Accrued Interest Account if all payments of Monthly Variable Rent required to have been made under the HVF Lease from and excluding the preceding Payment Date to and including such Payment Date were made in full over (b) the aggregate amount of Interest Collections which pursuant to Section 3.2(a), (b) or (c) of this Series Supplement have been received for deposit into the Series 2005-3 Accrued Interest Account from and excluding the preceding Payment Date to and including such Payment Date.

“Series 2005-3 Lease Payment Deficit” means either a Series 2005-3 Lease Interest Payment Deficit or a Series 2005-3 Lease Principal Payment Deficit.

“Series 2005-3 Lease Principal Payment Carryover Deficit” means (a) for the initial Payment Date, zero and (b) for any other Payment Date, the excess, if any, of (x) the Series 2005-3 Lease Principal Payment Deficit, if any, on the preceding Payment Date over (y) the amount deposited in the Series 2005-3 Distribution Account pursuant to Section 3.5(e) of this Series Supplement on such preceding Payment Date on account of such Series 2005-3 Lease Principal Payment Deficit.

“Series 2005-3 Lease Principal Payment Deficit” means on any Payment Date the sum of (a) the Series 2005-3 Monthly Lease Principal Payment Deficit for such Payment Date and (b) the Series 2005-3 Lease Principal Payment Carryover Deficit for such Payment Date.

“Series 2005-3 Letter of Credit” means a Class A Letter of Credit and/or a Class B Letter of Credit, as the context may require.

“Series 2005-3 Letter of Credit Provider” means a Class A Letter of Credit Provider and/or a Class B Letter of Credit Provider, as the context may require.

“Series 2005-3 Limited Liquidation Event of Default” means, so long as such event or condition continues, any event or condition of the type specified in clauses (a) through (l) of Article IV of this Series Supplement that continues for thirty (30) days (without double counting the cure period, if any, provided therein); provided however, that any event or condition of the type specified in clauses (a) through (i) shall cease to constitute a Series 2005-3 Limited Liquidation Event of Default if (i) within such thirty (30) day period, such Amortization Event shall have been cured and (ii) the Trustee shall have received from the Series 2005-3 Noteholders holding more than 50% of the Controlling Class a waiver of the occurrence of such Series 2005-3 Limited Liquidation Event of Default.

“Series 2005-3 Liquidity Amount” means, as of any date of determination, the sum of (a) the Class A Liquidity Amount and (b) the Class B Liquidity Amount, in each case on such date.

“Series 2005-3 Maximum Aggregate BMW/Lexus/Mercedes/Audi Amount” means as of any day, an amount equal to 6% of the Adjusted Aggregate Asset Amount on such day (or such greater percentage as may be agreed to by HVF, the Insurer (such consent not to be unreasonably withheld or delayed) for so long as any Class A Notes are Outstanding, and the Rating Agencies, subject to satisfaction of the Series

2005-3 Rating Agency Condition; provided, that the consent of the Insurer shall not be required to the extent such percentage is equal to or less than 15%).

“Series 2005-3 Maximum Amount” means any of the Series 2005-3 Maximum Hyundai Amount, the Series 2005-3 Maximum Jaguar Amount, the Series 2005-3 Maximum Kia Amount, the Series 2005-3 Maximum Land Rover Amount, the Series 2005-3 Maximum Mazda Amount, the Series 2005-3 Maximum Mitsubishi Amount, the Series 2005-3 Maximum Subaru Amount, the Series 2005-3 Maximum Volvo Amount, the Series 2005-3 Maximum Manufacturer Non-Eligible Vehicle Amount, the Series 2005-3 Maximum Non-Eligible Manufacturer Amount, the Series 2005-3 Maximum Non-Eligible Vehicle Amount, the Series 2005-3 Maximum Audi Amount, the Series 2005-3 Maximum BMW Amount, the Series 2005-3 Maximum Lexus Amount, the Series 2005-3 Maximum Mercedes Amount, the Series 2005-3 Maximum Aggregate BMW/Lexus/Audi Mercedes Amount and the Series 2005-3 Maximum HVF Service Vehicle Amount.

“Series 2005-3 Maximum Audi Amount” means, as of any day, an amount equal to 3% of the Adjusted Aggregate Asset Amount on such day  (or such greater percentage as may be agreed to by HVF, the Insurer (such consent not to be unreasonably withheld or delayed) for so long as any Class A Notes are Outstanding, and the Rating Agencies, subject to satisfaction of the Series 2005-3 Rating Agency Condition; provided, that the consent of the Insurer shall not be required to the extent such percentage is equal to or less than 8%).

“Series 2005-3 Maximum BMW Amount” means, as of any day, an amount equal to 3% of the Adjusted Aggregate Asset Amount on such day (or such greater percentage as may be agreed to by HVF, the Insurer (such consent not to be unreasonably withheld or delayed) for so long as any Class A Notes are Outstanding, and the Rating Agencies, subject to satisfaction of the Series 2005-3 Rating Agency Condition; provided, that the consent of the Insurer shall not be required to the extent such percentage is equal to or less than 5%).

“Series 2005-3 Maximum HVF Service Vehicle Amount” means, as of any day, an amount equal to 2% of the Adjusted Aggregate Asset Amount on such day.

“Series 2005-3 Maximum Hyundai Amount” means, as of any day, an amount equal to 13% of the Adjusted Aggregate Asset Amount on such day.

“Series 2005-3 Maximum Jaguar Amount” means, as of any day, an amount equal to 5% of the Adjusted Aggregate Asset Amount on such day.

“Series 2005-3 Maximum Kia Amount” means, as of any day, an amount equal to 10% of the Adjusted Aggregate Asset Amount on such day.

“Series 2005-3 Maximum Land Rover Amount” means, as of any day, an amount equal to 5% of the Adjusted Aggregate Asset Amount on such day.

“Series 2005-3 Maximum Lexus Amount” means, as of any day, an amount equal to 3% of the Adjusted Aggregate Asset Amount on such day (or such greater percentage as may be agreed to by HVF, the Insurer (such consent not to be unreasonably withheld or delayed) for so long as any Class A Notes are Outstanding, and the Rating Agencies, subject to satisfaction of the Series 2005-3 Rating Agency Condition; provided, that the consent of the Insurer shall not be required to the extent such percentage is equal to or less than 5%).

“Series 2005-3 Maximum Manufacturer Non-Eligible Vehicle Amount” means, as of any day, with respect to any Manufacturer, an amount equal to 40% of the Non-Eligible Vehicle Amount.

“Series 2005-3 Maximum Mazda Amount” means, as of any day, an amount equal to 20% of the Adjusted Aggregate Asset Amount on such day.

“Series 2005-3 Maximum Mercedes Amount” means, as of any day, an amount equal to 3% of the Adjusted Aggregate Asset Amount on such day (or such greater percentage as may be agreed to by HVF, the Insurer (such consent not to be unreasonably withheld or delayed) for so long as any Class A Notes are Outstanding, and the Rating Agencies, subject to satisfaction of the Series 2005-3 Rating Agency Condition; provided, that the consent of the Insurer shall not be required to the extent such percentage is equal to or less than 5%).

“Series 2005-3 Maximum Mitsubishi Amount” means, as of any day, an amount equal to 10% of the Adjusted Aggregate Asset Amount on such day.

“Series 2005-3 Maximum Non-Eligible Manufacturer Amount” means, as of any day, an amount equal to 3% of the Adjusted Aggregate Asset Amount on such day.

“Series 2005-3 Maximum Non-Eligible Vehicle Amount” means, as of any day, an amount equal to 65% of the Adjusted Aggregate Asset Amount.

“Series 2005-3 Maximum Subaru Amount” means, as of any day, an amount equal to 5% of the Adjusted Aggregate Asset Amount on such day.

“Series 2005-3 Maximum Volvo Amount” means, as of any day, an amount equal to 5% of the Adjusted Aggregate Asset Amount on such day.

“Series 2005-3 Monthly Lease Principal Payment Deficit” means on any Payment Date an amount equal to the excess, if any, of (a) the aggregate amount of Principal Collections which pursuant to Section 3.2(a), (b) or (c) of this Series Supplement would have been deposited into the Series 2005-3 Collection Account if all payments required to have been made under the HVF Lease from and excluding the preceding Payment Date to and including such Payment Date were made in full over (b) the aggregate amount of Principal Collections which pursuant to Section 3.2(a), (b) or (c) of this Series Supplement have been received for deposit into the Series 2005-3 Collection Account (without giving effect to any amounts deposited into the Series 2005-3 Accrued Interest Account pursuant to the proviso in Section 3.2(c)(ii) of this Series

Supplement) from and excluding the preceding Payment Date to and including such Payment Date.

“Series 2005-3 Non-Ford Letter of Credit” means each Class A Non-Ford Letter of Credit and each Class B Non-Ford Letter of Credit, as the context may require.

“Series 2005-3 Non-Ford Letter of Credit Provider” means each Class A Non-Ford Letter of Credit Provider and each Class B Non-Ford Letter of Credit Provider, as the context may require.

“Series 2005-3 Note Rate” means the Class A-1 Note Rate, the Class A-2 Note Rate, the Class B-1 Note Rate, the Class B-2 Note Rate, the Class B-3 Note Rate or the Class B-4 Note Rate, as the context may require.

“Series 2005-3 Noteholders” means, collectively, the Class A Noteholders and the Class B Noteholders.

“Series 2005-3 Notes” means, collectively, the Class A Notes and the Class B Notes.

“Series 2005-3 Past Due Rent Payment” has the meaning specified in Section 3.2(d) of this Series Supplement.

“Series 2005-3 Percentage” means, as of any date of determination, a fraction, expressed as a percentage, the numerator of which is the Series 2005-3 Principal Amount as of such date and the denominator of which is the Aggregate Principal Amount as of such date.

“Series 2005-3 Principal Allocation” has the meaning specified in Section 3.2 (a)(ii) of this Series Supplement.

“Series 2005-3 Principal Amount” means, as of any date of determination, the sum of the Class A Principal Amount and the Class B Principal Amount, in each case, as of such date.

“Series 2005-3 Rapid Amortization Period” means the period beginning at the close of business on the Business Day immediately preceding the day on which an Amortization Event is deemed to have occurred with respect to the Series 2005-3 Notes and ending upon the earlier to occur of (i) the date on which (A) the Series 2005-3 Notes are fully paid, (B) the Insurer has been paid all Insurer Fees and all Insurer Reimbursement Amounts then due, (C) each Interest Rate Hedge Provider has been paid all amounts due and owing to it from HVF under its Series 2005-3 Interest Rate Hedge, and (D) the Series 2005-3 Ford Letter of Credit Termination Date and (ii) the termination of the Indenture.

“Series 2005-3 Rating Agency Condition” means, with respect to the Series 2005-3 Notes and any action, including the issuance of an additional Series of Notes, that each Rating Agency shall have notified HVF, the Insurer and the Trustee in writing that such action will not result in a reduction or withdrawal of the ratings of the Class A Notes (both with and without regard to the Insurance Policy in effect immediately before the taking of such action) or the Class B Notes.

“Series 2005-3 Required Adjusted Asset Amount” means, as of any date of determination, the sum of (i) the excess, if any, of (A) the Class A Principal Amount as of such date over (B) the sum of (1) the amount of cash and Permitted Investments on deposit in the Series 2005-3 Excess Collection Account and (2) the amount of cash and Permitted Investments on deposit in the Series 2005-3 Collection Account that, in the case of each of (i)(B)(1) and (i)(B)(2), is required to be applied to reduce the Class A Principal Amount, as of such date and (ii) the greater of (x) the Class A Required Overcollateralization Amount as of such date and (y) the sum of (a) the excess, if any, of (A) the Class B Principal Amount as of such date over (B) the sum of (1) the amount of cash and Permitted Investments on deposit in the Series 2005-3 Excess Collection Account and (2) the amount of cash and Permitted Investments on deposit in the Series 2005-3 Collection Account that, in the case of each of (ii)(B)(1) and (ii)(B)(2),is required to be applied to reduce the Class B Principal Amount, as of such date and (b) the Class B Required Overcollateralization Amount as of such date.

“Series 2005-3 Required Asset Amount” means, as of any date of determination, the sum of (i) the Class A Adjusted Principal Amount as of such date and (ii) the greater of (x) the Class A Required Overcollateralization Amount as of such date and (y) the sum of (a) the Class B Adjusted Principal Amount as of such date and (b) the Class B Required Overcollateralization Amount as of such date.

“Series 2005-3 Required Asset Amount Percentage” means, as of any date of determination, the percentage equivalent of a fraction, the numerator of which is the Series 2005-3 Required Asset Amount and the denominator of which is the Aggregate Required Asset Amount as of such date.

“Series 2005-3 Required Liquidity Amount” means, as of any date of determination, an amount equal to the sum of (i) the Class A Required Liquidity Amount and (ii) the Class B Required Liquidity Amount, in each case on such date.

“Series 2005-3 Revolving Period” means the period from and including the Series 2005-3 Closing Date to the earlier of (i) the Commitment Termination Date or (ii) the commencement of the Series 2005-3 Rapid Amortization Period.

“Series 2005-3 Series Account Collateral” has the meaning specified in Section 3.1(d) of this Series Supplement.

“Series 2005-3 Series Accounts” has the meaning specified in Section 3.1(a) of this Series Supplement.

“Series 2005-4 Notes” means the Series 2005-4 Variable Funding Rental Car Asset Backed Notes issued by HVF on the date hereof under that certain Series Supplement to the Base Indenture, dated as of the date hereof (as amended, modified, restated or supplemented from time to time in accordance with the terms thereof), by and between HVF and the Trustee.

“Series-Specific Collection Account” means the collection account established pursuant to a Series Supplement for the benefit of a Series of Notes, which Series Supplement provides for the distribution of funds allocated to such collection account to the payment of Ford Reimbursement Obligations, after the payment of principal of such Series of Notes and prior to any distribution or other release of such funds to HVF and prior to any payment of termination payments under the Swap Agreements, and which provides that for so long as the Ford LOC Exposure Amount is greater than zero no such funds will be distributed to HVF or applied to make termination payments under the Swap Agreements if, after giving effect to such distribution or application, the Fleet Equity Amount would be less than the Required Minimum Fleet Equity Amount.

“Series-Specific Excess Collection Account” means the excess collection account established pursuant to a Series Supplement for the benefit of a Series of Notes, which Series Supplement provides for the distribution of funds allocated to such excess collection account to the payment of Ford Reimbursement Obligations after the payment of principal of such Series of Notes or any other Series of Notes and prior to any distribution or other release of such funds to HVF and prior to any payment of termination payments under the Swap Agreements, and which provides that for so long as the Ford LOC Exposure Amount is greater than zero no such funds will be distributed to HVF or applied to make termination payments under the Swap Agreements if, after giving effect to such distribution or application, the Fleet Equity Amount would be less than the Required Minimum Fleet Equity Amount.

“Series Supplement” has the meaning set forth in the preamble.

“Servicer Event of Default” means the occurrence of an event that results in amounts due under the Servicer’s Senior Credit Facilities becoming immediately due and payable and that has not been waived by the lenders under such facilities.

“Shadow Rating” means the rating of the Class A Notes by Standard & Poor’s or Moody’s, as applicable, without giving effect to the Insurance Policy.

“Subaru Amount” means, as of any date of determination, an amount equal to the Manufacturer Non-Eligible Vehicle Amount and Manufacturer Eligible Program Vehicle Amount, in each case with respect to Subaru as of such date.

“Telerate Page 3750” means the display page so designated on the Moneyline Telerate Service or any other page that may replace that page on that service for the purpose of displaying comparable rates or prices.

“Third-Party Market Value” means, with respect to any HVF Vehicle as of any date of determination, the market value of such HVF Vehicle as specified in the Related Month’s published NADA Guide for the model class and model year of such HVF Vehicle based on the average equipment and the average mileage of each

HVF Vehicle of such model class and model year; provided, that if the NADA Guide was not published in the Related Month or the NADA Guide is being published but such HVF Vehicle is not included therein, the Third-Party Market Value of such HVF Vehicle shall be based on the market value specified in the Finance Guide for the model class and model year of such HVF Vehicle based on the average equipment and the average mileage of each HVF Vehicle of such model class and model year; provided, further, that if the Finance Guide is being published but such HVF Vehicle is not included therein, the Third-Party Market Value of such HVF Vehicle shall mean the Net Book Value of such HVF Vehicle; provided, further, that if the Finance Guide was not published in the Related Month, the Third-Party Market Value of such HVF Vehicle shall be based on an independent third-party data source selected by the Servicer and approved by each Rating Agency that is rating any Series of Notes and, so long as any Class A Notes are Outstanding, the Insurer (such approval not to be unreasonably withheld or delayed), at the request of HVF based on the average equipment and average mileage of each HVF Vehicle of such model class and model year; provided, further, that if no such third-party data source or methodology shall have been so approved or any such third-party source or methodology is not available, the Third-Party Market Value of such HVF Vehicle shall be equal to a reasonable estimate of the wholesale market value of such Vehicle as determined by the Servicer, based on the Net Book Value of such Vehicle and any other factors deemed relevant by the Servicer.

“Three-Year Notes” means, collectively, the Class A-1 Notes, the Class B-1 Notes and the Class B-2 Notes.

“Three-Year Notes Expected Final Payment Date” means the December 2008 Payment Date.

“Three-Year Notes Legal Final Payment Date” means the December 2009 Payment Date.

“Top Two Non-Investment Grade EPM Amount” means, as of any date of determination, the sum for both Top Two Non-Investment Grade Manufacturers of an amount, with respect to each Top Two Non-Investment Grade Manufacturers, equal to the sum, rounded to the nearest $100,000, of the following amounts to the extent that such amounts are included in the definition of “Aggregate Asset Amount” for such date: (i) the Net Book Value of all Eligible Program Vehicles that are Eligible Vehicles as of such date that were manufactured by such Top Two Non-Investment Grade Manufacturers or an Affiliate thereof and not turned in to and accepted by such Top Two Non-Investment Grade Manufacturers pursuant to their Manufacturer Programs, not delivered and accepted for Auction pursuant to their Manufacturer Programs or not otherwise sold or deemed to be sold under the Related Documents, plus (ii) the aggregate amount of Manufacturer Receivables (other than Excluded Payments) payable to HVF or to the Intermediary pursuant to the Master Exchange Agreement, in each case as of such date by such Top Two Non-Investment Grade Manufacturers with respect to Vehicles that were Eligible Vehicles and Eligible Program Vehicles when turned in to and accepted by such Top Two Non-Investment Grade Manufacturers or delivered and accepted for Auction, plus (iii) with respect to Eligible Vehicles that were Eligible Program Vehicles that have been delivered and accepted for Auction pursuant to a Manufacturer Program with such Top Two Non-Investment Grade Manufacturers, all amounts receivable (other than amounts specified in clause (ii) above) from any person or entity in connection with the Auction of such Eligible Vehicles as of such date, plus (iv) with respect to Eligible Vehicles that were Eligible Program Vehicles manufactured by such Top Two Non-Investment Grade Manufacturers or an Affiliate thereof that have been turned in to and accepted by such Top Two Non-Investment Grade Manufacturers, delivered and accepted for Auction, otherwise sold or become a Casualty, any accrued and unpaid Casualty Payments or Termination Payments with respect to such Eligible Vehicles as of such date under the HVF Lease, plus (v) with respect to Eligible Vehicles that were Eligible Program Vehicles manufactured by such Top Two Non-Investment Grade Manufacturers or an Affiliate thereof that have been turned in to and accepted by such Top Two Non-Investment Grade Eligible Program Manufacturer, delivered and accepted for Auction or otherwise sold, any accrued and unpaid Monthly Base Rent with respect to such Eligible Vehicles under the HVF Lease (net of amounts set forth in clauses (ii), (iii), and (iv) above) plus (vi) with respect to Eligible Vehicles that were Eligible Program Vehicles sold by HVF to a third party pursuant to Section 2.5(a) of the HVF Lease, any non-return incentives payable to HVF under a Manufacturer Program by such Top Two Non-Investment Grade Manufacturers in respect of the sale of such Vehicles outside of the related Manufacturer Program as of such date, plus (vii) if such date is during the period from and including a Determination Date to but excluding the next Payment Date, accrued and unpaid Monthly Base Rent payable on the next Payment Date with respect to all Eligible Vehicles that are Eligible Program Vehicles as of such date that were manufactured by such Top Two Non-Investment Grade Manufacturers or an Affiliate thereof and that have not been turned in to and accepted by such Top Two Non-Investment Grade Manufacturers pursuant to their Manufacturer Programs, not been delivered and accepted for Auction pursuant to their Manufacturer Programs and not otherwise been sold or deemed to be sold under the Related Documents.

“Top Two Non-Investment Grade Manufacturer Non-Eligible Vehicle Amount” means, as of any date of determination, the sum for both Top Two Non-Investment Grade Manufacturers of an amount, with respect to each Top Two Non-Investment Grade Manufacturers, equal to the sum, rounded to the nearest $100,000, of the following amounts to the extent that such amounts are included in the definition of “Aggregate Asset Amount” for such date: (i) the Net Book Value of all Eligible Vehicles that were Non-Eligible Program Vehicles or Non-Program Vehicles as of such date that were manufactured by such Top Two Non-Investment Grade Manufacturers or an Affiliate thereof and not turned in to and accepted by such Top Two Non-Investment Grade Manufacturers pursuant to their Manufacturer Programs, not delivered and accepted for Auction pursuant to their Manufacturer Programs or not otherwise sold or deemed to be sold under the Related Documents, plus (ii) the aggregate amount of Manufacturer Receivables (other than Excluded Payments) payable to HVF or to the Intermediary pursuant to the Master Exchange Agreement, in each case as of such date by such Top Two Non-Investment Grade Manufacturers with respect to Vehicles that were Non-Eligible Program Vehicles or Non-Program Vehicles when turned in to and accepted by such Top Two Non-Investment Grade Manufacturers or delivered and accepted for Auction, plus (iii) with respect to Eligible Vehicles that were Non-Eligible Program Vehicles or Non-Program Vehicles that have been delivered and accepted for Auction pursuant to a Manufacturer Program with such Top Two Non-Investment Grade Manufacturers, all amounts receivable (other than amounts specified in clause (ii) above) from any person or entity in connection with the Auction of such Eligible Vehicles as of such date, plus (iv) with respect to Eligible Vehicles that were Non-Eligible Program Vehicles or Non-Program Vehicles manufactured by such Top Two Non-Investment Grade Manufacturers or an Affiliate thereof that have been turned in to and accepted by such Top Two Non-Investment Grade Manufacturers, delivered and accepted for Auction, otherwise sold or become a Casualty, any accrued and unpaid Casualty Payments or Termination Payments with respect to such Eligible Vehicles as of such date under the HVF Lease, plus (v) with respect to Eligible Vehicles that were Non-Eligible Program Vehicles or Non-Program Vehicles manufactured by such Top Two Non-Investment Grade Manufacturers or an Affiliate thereof that have been turned in to and accepted by such Top Two Non-Investment Grade Eligible Program Manufacturer, delivered and accepted for Auction or otherwise sold, any accrued and unpaid Monthly Base Rent with respect to such Eligible Vehicles under the HVF Lease (net of amounts set forth in clauses (ii), (iii), and (iv) above) plus (vi) with respect to Eligible Vehicles that were Eligible Program Vehicles sold by HVF to a third party pursuant to Section 2.5(a) of the HVF Lease, any non-return incentives payable to HVF under a Manufacturer Program by such Top Two Non-Investment Grade Manufacturers in respect of the sale of such Vehicles outside of the related Manufacturer Program as of such date, plus (vii) if such date is during the period from and including a Determination Date to but excluding the next Payment Date, accrued and unpaid Monthly Base Rent payable on the next Payment Date with respect to all Eligible Vehicles that were Non-Eligible Program Vehicles or Non-Program Vehicles as of such date that were manufactured by such Top Two Non-Investment Grade Manufacturers or an Affiliate thereof and that have not been turned in to and accepted by such Top Two Non-Investment Grade Manufacturers pursuant to their Manufacturer Programs, not been delivered and accepted for Auction pursuant to their Manufacturer Programs and not otherwise been sold or deemed to be sold under the Related Documents.

“Top Two Non-Investment Grade Manufacturers” means, as of any date of determination, the two Non-Investment Grade Manufacturers with the largest portions of the Aggregate Asset Amount attributable to Vehicles manufactured by such Non-Investment Grade Manufacturers (or one or more Affiliates of such Non-Investment Grade Manufacturers) and amounts receivable from such Manufacturers (or one or more Affiliates of such Non-Investment Grade Manufacturers), in each case as of such date.

“Unrestricted Global Notes” has the meaning specified in Section 6.2(b) of this Series Supplement.

“Voluntary Decrease” has the meaning specified in Section 2.2(b) of this Series Supplement.

“Volvo Amount” means, as of any date of determination, an amount equal to the sum of the Volvo Program Amount and the Volvo Non-Program Amount as of such date.

“Volvo Non-Program Amount” means, as of any date of determination, an amount equal to the Manufacturer Non-Eligible Vehicle Amount with respect to Volvo as of such date.

“Volvo Program Amount” means, as of any date of determination, an amount equal to the Manufacturer Eligible Program Vehicle Amount with respect to Volvo as of such date.

ARTICLE II

INITIAL ISSUANCE AND INCREASES AND DECREASES
OF PRINCIPAL AMOUNT OF CLASS A NOTES

Section 2.1.            Initial Issuance; Procedure for Increasing the Class A Principal Amount.

(a)           Subject to satisfaction of the conditions precedent set forth in subsection (b) of this Section 2.1 (in the case of subsections (b)(i), (b)(ii), (b)(iii), (b)(iv), (b)(v), (b)(vi) and (b)(vii) of this Section 2.1, as evidenced by an Advance Request delivered to the Trustee as to which the Trustee may rely) (i) on the Series 2005-3 Closing Date, HVF may issue Class A-1 Notes in the aggregate initial principal amount equal to the Class A-1 Initial Principal Amount and Class A-2 Notes in the aggregate initial principal amount equal to the Class A-2 Initial Principal Amount and (ii) on any Business Day during the Series 2005-3 Revolving Period, HVF may, in accordance with the Class A Note Purchase Agreements, increase the Class A-1 Principal Amount and the Class A-2 Principal Amount (each such increase referred to as an “Increase”), by issuing, at par, ratable amounts of additional principal amounts of the Class A-1 Notes and Class A-2 Notes.  Each Increase shall be made in accordance with the provisions of Sections 2.02 and 2.03 of the Class A Note Purchase Agreements and shall be ratably allocated among the Class A Notes, based on their respective portion of the Class A Principal Amount.  Proceeds from the initial issuance of the Class A Notes and from any Increase shall be deposited into the Series 2005-3 Collection Account and allocated in accordance with Article III hereof.  Upon each Increase, the Trustee shall, or shall cause the Registrar to, indicate in the Note Register such Increase.

(b)           The initial Class A Notes will be issued on the Series 2005-3 Closing Date and the Class A Principal Amount may be increased on any Business Day during the Series 2005-3 Revolving Period (subject to the limitations set forth in Section 2.2(a) below), in each case pursuant to subsection (a) above, only upon satisfaction of each of the following conditions with respect to such initial issuance and each proposed Increase:

(c)           the amount of such issuance or Increase shall be equal to or greater than $12,500,000 and integral multiples of $100,000 in excess thereof;

(d)           after giving effect to such issuance or Increase, (A) the Investor Group Principal Amount with respect to each Investor Group shall not exceed the Maximum Investor Group Principal Amount with respect to such Investor Group, (B) the Class A Principal Amount shall not exceed the Class A Maximum Principal Amount, (C) the Class A-1 Principal Amount shall not exceed the Class A-1 Maximum Principal Amount and (D) the Class A-2 Principal Amount shall not exceed the Class A-2 Maximum Principal Amount;

(e)           after giving effect to such issuance or Increase and the application of the proceeds thereof, no Class Enhancement Deficiency, Class Liquidity Deficiency or Aggregate Asset Amount Deficiency shall exist;

(f)            after giving effect to such Increase and the application of the proceeds thereof, the amount on deposit in the Class A Reserve Account shall be equal to or greater than the Class A Required Reserve Account Amount;

(g)           no Series 2005-3 Amortization Event has occurred and is continuing and such issuance or Increase and the application of the proceeds thereof will not result in the occurrence of (1) an Amortization Event with respect to the Series 2005-3 Notes or a Series 2005-3 Limited Liquidation Event of Default, or (2) an event or occurrence, which, with the passing of time or the giving of notice thereof, or both, would become an Amortization Event with respect to the Series 2005-3 Notes or a Series 2005-3 Limited Liquidation Event of Default;

(h)           all representations and warranties set forth in Article 7 of the Base Indenture shall be true and correct with the same effect as if made on and as of such date (except to the extent such representations relate to an earlier date); and

(i)            All conditions precedent to the making of advances under each Class A Note Purchase Agreement shall have been satisfied.

Section 2.2.            Procedure for Decreasing the Class A Principal Amount.

(a)           Mandatory Decrease.  Whenever (i) a Class Enhancement Deficiency exists, then, on or before the Payment Date immediately following discovery of such Class Enhancement Deficiency, HVF shall apply funds in the Series 2005-3 Excess Collection Account in accordance with Section 3.2(f) of this Series Supplement, to make a pro rata reduction in the Class A-1 Principal Amount and the Class A-2 Principal Amount (subject to the limitations specified in Section 2.2(c) below) by the lesser of (x) the amount necessary, so that after giving effect to all Decreases of the Class A Principal Amount on such Payment Date, no such Class Enhancement Deficiency shall exist and (y) the amount that would reduce the Class A Principal Amount to zero, (ii) an Aggregate Asset Amount Deficiency exists, then, on or before the Payment Date immediately following discovery of such Aggregate Asset Amount Deficiency, HVF shall allocate to and deposit in the Series 2005-3 Excess Collection Account to be applied in accordance with Section 3.2(f) of this Series Supplement, funds to make a pro rata reduction in the Class A-1 Principal Amount and the Class A-2 Principal Amount (subject to the limitations specified in Section 2.2(c) below) in an amount equal to the lesser of (x) the Series 2005-3 Invested Percentage (with respect to Principal Collections) of the amount of such Aggregate Asset Amount Deficiency and (y) the Class A Principal Amount as of the date of application of such funds and (iii) a Class A Excess Principal Event shall have occurred, then, on or before the Payment Date immediately following discovery of such Class A Excess Principal Event, HVF shall allocate to and deposit in the Series 2005-3 Excess Collection Account to be applied in accordance with Section 3.2(f) of this Series Supplement, funds to make a pro rata reduction in the Class A-1 Principal Amount and the Class A-2 Principal Amount (subject to the limitations specified in Section 2.2(c) below) by the lesser of (x) the amount necessary, so that after giving effect to all Decreases of the Class A Principal Amount on such Payment Date, no such Class A Excess Principal Event shall exist and (y) the amount that would reduce the Class A Principal Amount to zero (each reduction of the Class A Principal Amount pursuant to this Section 2.2(a), a “Mandatory Decrease”); plus, with respect to each clause above, any associated breakage costs (including Class A Commercial Paper discounts and interest scheduled to accrue through the maturity of such Class A Commercial Paper) incurred as a result of such decrease (calculated in accordance with the procedures outlined in Section 7.1 of this Series Supplement for optional repurchases).  Such Mandatory Decrease shall be ratably allocated among the Class A Noteholders, based on their respective portion of the Class A Principal Amount.  Upon discovery of such a Class Enhancement Deficiency, Aggregate Asset Amount Deficiency or Class A Excess Principal Event, HVF promptly, but in any event within 5 Business Days, shall deliver written notice (by facsimile with original to follow by mail) of any such Mandatory Decreases to the Trustee.

(b)           Voluntary Decrease.  On any Business Day, upon at least 3 Business Day’s prior notice to each Class A Noteholder, each Committed Note Purchaser and the Trustee, HVF may decrease the Class A Principal Amount (each such reduction of the Class A Principal Amount pursuant to this Section 2.2(b), a “Voluntary Decrease”) by withdrawing from the Series 2005-3 Excess Collection Account or, after the Series 2005-3 Revolving Period, the Series 2005-3 Collection Account, an amount (subject to the last sentence of this Section 2.2(b)) up to the sum of all Principal Collections on deposit in such accounts and, in the case of the Series 2005-3 Excess Collection Account, available for distribution to effect a Voluntary Decrease pursuant to Section 3.2(f) of this Series Supplement, and distributing pro rata to the Class A Noteholders in respect of principal of the Class A Notes, the amount of such withdrawal in accordance with Section 3.5(f);  plus any associated breakage costs (including Class A Commercial Paper discounts and interest scheduled to accrue through the maturity of such Class A Commercial Paper) incurred as a result of such decrease (calculated in accordance with the procedures outlined in Section 7.1 of this Series Supplement for optional repurchases).  Such Voluntary Decrease shall be ratably allocated among the Class A Noteholders, based on their respective portion of the Class A Principal Amount.  Each such Voluntary Decrease shall be, in the aggregate for all Class A Notes, in a minimum principal amount of $5,000,000 and integral multiples of $100,000 in excess thereof.

(c)           Upon distribution to the Class A Noteholders of principal of the Class A Notes in connection with each Decrease, the Trustee shall, or shall cause the Registrar to indicate in the Note Register such Decrease.  The amount of any Decrease shall not exceed the amount allocated to the Series 2005-3 Excess Collection Account or the Series 2005-3 Collection Account and available for distribution to Class A Noteholders in respect of principal of the Class A Notes on the date of such Decrease pursuant to the terms hereof.

ARTICLE III

SERIES 2005-3 ALLOCATIONS

With respect to the Series 2005-3 Notes only, the following shall apply:

Section 3.1.            Series 2005-3 Series Accounts.

(a)           Establishment of Series 2005-3 Series Accounts.  HVF shall establish and maintain in the name of the Trustee for the benefit of the Series 2005-3 Noteholders, the Insurer, Ford and each Interest Rate Hedge Provider three accounts: the Series 2005-3 Collection Account (such account, the “Series 2005-3 Collection Account”), the Series 2005-3 Accrued Interest Account (such account, the “Series 2005-3 Accrued Interest Account”) and the Series 2005-3 Excess Collection Account (such account, the “Series 2005-3 Excess Collection Account” and, together with the Series 2005-3 Collection Account and the Series 2005-3 Accrued Interest Account, the “Series 2005-3 Series Accounts”).  Each Series 2005-3 Series Account shall bear a designation clearly indicating that the funds deposited therein are held for the benefit of the Series 2005-3 Noteholders, the Insurer, Ford and each Interest Rate Hedge Provider.  Each Series 2005-3 Series Account shall be an Eligible Deposit Account.  If a Series 2005-3 Series Account is at any time no longer an Eligible Deposit Account, HVF shall, within 10 Business Days of obtaining knowledge that such Series 2005-3 Series Account is no longer an Eligible Deposit Account, establish a new Series 2005-3 Series Account that is an Eligible Deposit Account.  If a new Series 2005-3 Series Account is established, HVF shall instruct the Trustee in writing to transfer all cash and investments from the non-qualifying Series 2005-3 Series Account into the new Series 2005-3 Series Account.  Initially, each of the Series 2005-3 Series Accounts will be established with The Bank of New York.

(b)           Administration of the Series 2005-3 Series Accounts.  HVF may instruct (by standing instructions or otherwise) the institution maintaining each of the Series 2005-3 Series Accounts to invest funds on deposit in such Series 2005-3 Series Account from time to time in Permitted Investments; provided, however, that (x) any such investment in the Series 2005-3 Excess Collection Account shall mature not later than the Business Day following the date on which such funds were received (including funds received upon a payment in respect of a Permitted Investment made with funds on deposit in the Series 2005-3 Excess Collection Account) and (y) any such investment in the Series 2005-3 Collection Account or the Series 2005-3 Accrued Interest Account shall mature not later than the Business Day prior to the first Payment Date following the date on which such funds were received (including funds received upon a payment in respect of a Permitted Investment made with funds on deposit in the Series 2005-3 Collection Account or Series 2005-3 Accrued Interest Account), unless any such Permitted Investment is held with the Trustee, then such investment may mature on such Payment Date so long as such funds shall be available for withdrawal on or prior to such Payment Date.  HVF shall not direct the Trustee to dispose of (or permit the disposal of) any Permitted Investments prior to the maturity thereof to the extent such disposal would result in a loss of the initial purchase price of such Permitted Investment.  In the absence of written investment instructions hereunder, funds on deposit in the Series 2005-3 Series Accounts shall remain uninvested.

(c)           Earnings from Series 2005-3 Series Accounts.  All interest and earnings (net of losses and investment expenses) paid on funds on deposit in the Series 2005-3 Series Accounts shall be deemed to be on deposit therein and available for distribution.

(d)           Series 2005-3 Series Accounts Constitute Additional Collateral for Series 2005-3 Notes.  In order to secure and provide for the repayment and payment of the Note Obligations with respect to the Series 2005-3 Notes, HVF hereby grants a security interest in and assigns, pledges, grants, transfers and sets over to the Trustee, for the benefit of the Series 2005-3 Noteholders, the Insurer, Ford and each Interest Rate Hedge Provider, all of HVF’s right, title and interest in and to the following (whether now or hereafter existing or acquired):  (i) the Series 2005-3 Series Accounts, including any security entitlement thereto; (ii) all funds on deposit therein from time to time; (iii) all certificates and instruments, if any, representing or evidencing any or all of the Series 2005-3 Series Accounts or the funds on deposit therein from time to time; (iv) all investments made at any time and from time to time with monies in the Series 2005-3 Series Accounts, whether constituting securities, instruments, general intangibles, investment property, financial assets or other property; (v) all interest, dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for the Series 2005-3 Series Accounts, the funds on deposit therein from time to time or the investments made with such funds; and (vi) all proceeds of any and all of the foregoing, including, without limitation, cash (the items in the foregoing clauses (i) through (vi) are referred to, collectively, as the “Series 2005-3 Series Account Collateral”).

Section 3.2.            Allocations with Respect to the Series 2005-3 Notes.  The net proceeds from the initial sale of the Series 2005-3 Notes will be deposited into the Series 2005-3 Excess Collection Account.  All amounts payable to HVF under any Series 2005-3 Interest Rate Hedges will be deposited into the Series 2005-3 Collection Account.  On each Business Day on which the proceeds of any Increase or Collections are deposited into the Collection Account (each such date, a “Series 2005-3 Deposit Date”), the Administrator will direct the Trustee in writing pursuant to the Administration

Agreement to apply from all amounts deposited into the Collection Account in accordance with the provisions of this Section 3.2:

(a)           Allocations of Collections During the Series 2005-3 Revolving Period.  During the Series 2005-3 Revolving Period, the Administrator will direct the Trustee in writing pursuant to the Administration Agreement, prior to 1:00p.m. (New York City time) on each Series 2005-3 Deposit Date, to apply from all amounts deposited into the Collection Account as set forth below:

(i)            allocate to and deposit in the Series 2005-3 Collection Account an amount equal to the sum of (A) the Series 2005-3 Invested Percentage (as of such day) of the aggregate amount of Interest Collections on such day and (B) any amounts received by the Trustee in respect of the Series 2005-3 Interest Rate Hedges.  All such amounts deposited into the Series 2005-3 Collection Account shall thereafter be deposited into the Series 2005-3 Accrued Interest Account; and

(ii)           allocate to and deposit in the Series 2005-3 Excess Collection Account (A) an amount equal to the Series 2005-3 Invested Percentage (as of such day) of the aggregate amount of Principal Collections on such day, (B) on the Series 2005-3 Closing Date, the net proceeds from the issuance of the Series 2005-3 Notes and (C) on the date of any Increase, the proceeds of such Increase (for any such day, the “Series 2005-3 Principal Allocation”).

(b)           [Reserved].

(c)           Allocations of Collections During the Series 2005-3 Rapid Amortization Period.  During the Series 2005-3 Rapid Amortization Period, the Administrator will direct the Trustee in writing pursuant to the Administration Agreement, prior to 1:00 p.m. (New York City time) on any Series 2005-3 Deposit Date, to apply from all amounts deposited into the Collection Account as set forth below:

(i)            allocate to and deposit in the Series 2005-3 Collection Account an amount determined as set forth in Section 3.2(a)(i) above for such day, which amount shall be thereafter allocated to and deposited in the Series 2005-3 Accrued Interest Account; and

(ii)           allocate to and deposit in the Series 2005-3 Collection Account an amount equal to the Series 2005-3 Principal Allocation for such day, which amount shall be used to make principal payments (I) on a pro rata basis in respect of the Class A Notes until the Class A Notes have been paid in full, (II) once the Class A Notes have been paid in full, on a pro rata basis in respect of the Class B Notes until the Class B Notes have been paid in full, (III) once the Class B Notes have been paid in full, to Ford, all unpaid Ford Reimbursement Obligations until Ford has been paid in full, and (IV) once Ford has been paid in full, only for so long as the Ford LOC Exposure Amount is greater than zero, only to the extent that after giving effect to such payment the Fleet Equity Condition would be satisfied, on a pro rata basis to each Interest Rate Hedge Provider all amounts due and owing to it under its Series 2005-3 Interest Rate Hedge; provided that if on any Determination Date (A) the Administrator determines that the amount anticipated to be available from Interest Collections allocable to the Series 2005-3 Notes, any amounts payable to the Trustee in respect of any Series 2005-3 Interest Rate Hedges and other amounts available pursuant to Section 3.3 of this Series Supplement to pay Class A Adjusted Monthly Interest and the Monthly Hedge Payment on the next succeeding Payment Date will be less than the sum of the Class A Adjusted Monthly Interest and the Monthly Hedge Payment for such Payment Date and (B) the Class A Enhancement Amount is greater than zero, then the Administrator shall direct the Trustee in writing to withdraw from the Series 2005-3 Collection Account a portion of the Principal Collections allocated to the Series 2005-3 Notes during the Related Month equal to the lesser of such insufficiency and the Class A Enhancement Amount and deposit such amount into the Series 2005-3 Accrued Interest Account to be treated as Interest Collections on such Payment Date.

(d)           Past Due Rental Payments.  Notwithstanding the foregoing, if, after the occurrence of a Series 2005-3 Lease Payment Deficit, the Lessee shall make a payment of Rent or other amount payable by the Lessee under the HVF Lease on or prior to the fifth Business Day after the occurrence of such Series 2005-3 Lease Payment Deficit (a “Past Due Rent Payment”), the Administrator shall direct the Trustee in writing pursuant to the Administration Agreement to allocate to and deposit in the Series 2005-3 Collection Account an amount equal to the Series 2005-3 Invested Percentage as of the date of the occurrence of such Series 2005-3 Lease Payment Deficit of the Collections attributable to such Past Due Rent Payment (the “Series 2005-3 Past Due Rent Payment”).  The Administrator shall instruct the Trustee in writing pursuant to the Administration Agreement to withdraw from the Series 2005-3 Collection Account and apply the Series 2005-3 Past Due Rent Payment in the following order:

(i)            if the occurrence of the related Series 2005-3 Lease Payment Deficit resulted in a demand for payment being made under the Insurance Policy, pay to the Insurer an amount equal to the lesser of (x) the unreimbursed amount of the payment made by the Insurer under the Insurance Policy in respect of such demand and (y) the amount of the Series 2005-3 Past Due Rent Payment;

(ii)           if the occurrence of the related Series 2005-3 Lease Payment Deficit resulted in one or more Class A LOC Credit Disbursements being made under the Class A Ford Letters of Credit, pay to Ford an amount equal to the lesser of (x) the unreimbursed amount of such Class A LOC Credit Disbursement and (y) the amount of the Series 2005-3 Past Due Rent Payment remaining after any payment pursuant to clause (i) above;

(iii)          if the occurrence of such Series 2005-3 Lease Payment Deficit resulted in a withdrawal being made from the Class A Ford Cash Collateral Account, deposit in the Class A Ford Cash Collateral Account an amount equal to the lesser of (x) the amount of the Series 2005-3 Past Due Rent Payment remaining after any payments pursuant to clauses (i) and (ii) above and (y) the amount withdrawn from the Class A Ford Cash Collateral Account on account of such Series 2005-3 Lease Payment Deficit;

(iv)          if the occurrence of the related Series 2005-3 Lease Payment Deficit resulted in one or more Class A LOC Credit Disbursements being made under the Class A Non-Ford Letters of Credit, pay to each Class A Non-Ford Letter of Credit Provider who made such a Class A LOC Credit Disbursement for application in accordance with the provisions of the applicable Class A Letter of Credit Reimbursement Agreement an amount equal to the lesser of (x) the unreimbursed amount of such Class A Non-Ford Letter of Credit Provider’s Class A LOC Credit Disbursement and (y) such Class A Non-Ford Letter of Credit Provider’s pro rata share, calculated on the basis of the unreimbursed amount of each such Class A Non-Ford Letter of Credit Provider’s Class A LOC Credit Disbursement, of the amount of the Series 2005-3 Past Due Rent Payment remaining after any payment pursuant to clauses (i) through (iii) above;

(v)           if the occurrence of such Series 2005-3 Lease Payment Deficit resulted in a withdrawal being made from the Class A Non-Ford Cash Collateral Account, deposit in the Class A Non-Ford Cash Collateral Account an amount equal to the lesser of (x) the amount of the Series 2005-3 Past Due Rent Payment remaining after any payments pursuant to clauses (i) through (iv) above and (y) the amount withdrawn from the Class A Non-Ford Cash Collateral Account on account of such Series 2005-3 Lease Payment Deficit;

(vi)          if the occurrence of the related Series 2005-3 Lease Payment Deficit resulted in one or more Class B LOC Credit Disbursements being made under the Class B Ford Letters of Credit, pay to Ford an amount equal to the lesser of (x) the unreimbursed amount of such Class B LOC Credit Disbursement and (y) the amount of the Series 2005-3 Past Due Rent Payment remaining after any payment pursuant to clauses (i) through (v) above;

(vii)         if the occurrence of such Series 2005-3 Lease Payment Deficit resulted in a withdrawal being made from the Class B Ford Cash Collateral Account, deposit in the Class B Ford Cash Collateral Account an amount equal to the lesser of (x) the amount of the Series 2005-3 Past Due Rent Payment remaining after any payments pursuant to clauses (i) through (vi) above and (y) the amount withdrawn from the Class B Ford Cash Collateral Account on account of such Series 2005-3 Lease Payment Deficit;

(viii)        if the occurrence of such Series 2005-3 Lease Payment Deficit resulted in a withdrawal being made from the Class A Reserve Account pursuant to Section 3.3(d)(i) of this Series Supplement, deposit in the Class A Reserve Account an amount equal to the lesser of (x) the amount of the Series 2005-3 Past Due Rent Payment remaining after any payments pursuant to clauses (i)

through (vii) above and (y) the excess, if any, of the Class A Required Reserve Account Amount over the Class A Available Reserve Account Amount on such day;

(ix)           if the occurrence of the related Series 2005-3 Lease Payment Deficit resulted in one or more Class B LOC Credit Disbursements being made under the Class B Non-Ford Letters of Credit, pay to each Class B Non-Ford Letter of Credit Provider who made such a Class B LOC Credit Disbursement for application in accordance with the provisions of the applicable Class B Letter of Credit Reimbursement Agreement an amount equal to the lesser of (x) the unreimbursed amount of such Class B Non-Ford Letter of Credit Provider’s Class B LOC Credit Disbursement and (y) such Class B Non-Ford Letter of Credit Provider’s pro rata share, calculated on the basis of the unreimbursed amount of each such Class B Non-Ford Letter of Credit Provider’s Class B LOC Credit Disbursement, of the amount of the Series 2005-3 Past Due Rent Payment remaining after any payment pursuant to clauses (i) through (viii) above;

(x)            if the occurrence of such Series 2005-3 Lease Payment Deficit resulted in a withdrawal being made from the Class B Non-Ford Cash Collateral Account, deposit in the Class B Non-Ford Cash Collateral Account an amount equal to the lesser of (x) the amount of the Series 2005-3 Past Due Rent Payment remaining after any payments pursuant to clauses (i) through (ix) above and (y) the amount withdrawn from the Class B Non-Ford Cash Collateral Account on account of such Series 2005-3 Lease Payment Deficit;

(xi)           if the occurrence of such Series 2005-3 Lease Payment Deficit resulted in a withdrawal being made from the Class B Reserve Account pursuant to Section 3.3(d)(ii) of this Series Supplement, deposit in the Class B Reserve Account an amount equal to the lesser of (x) the amount of the Series 2005-3 Past Due Rent Payment remaining after any payments pursuant to clauses (i) through (x) above and (y) the excess, if any, of the Class B Required Reserve Account Amount over the Class B Available Reserve Account Amount on such day;

(xii)          deposit into the Series 2005-3 Accrued Interest Account the amount, if any, by which the Series 2005-3 Lease Interest Payment Deficit, if any, relating to such Series 2005-3 Lease Payment Deficit exceeds the amount of the Series 2005-3 Past Due Rent Payment applied pursuant to clauses (i) through (xi) above; and

(xiii)         deposit into the Series 2005-3 Excess Collection Account and treat as Principal Collections the remaining amount of the Series 2005-3 Past Due Rent Payment.

(e)           Amounts Allocated from Other Series.  Amounts allocated to other Series of Notes that have been reallocated by HVF to the Series 2005-3 Notes (i) during the Series 2005-3 Revolving Period shall be deposited into the Series 2005-3 Excess Collection Account and applied in accordance with Section 3.2(f) of this Series Supplement and (ii) during the Series 2005-3 Rapid Amortization Period shall be deposited into the Series 2005-3 Collection Account and applied in accordance with Section 3.2(c), as the case may be, of this Series Supplement to make principal payments in respect of the Series 2005-3 Notes, and after the Series 2005-3 Notes have been paid in full, to pay Ford all unpaid Ford Reimbursement Obligations and, only for so long as the Ford LOC Exposure Amount is greater than zero, only to the extent that after giving effect to such payment the Fleet Equity Condition would be satisfied, to pay each Interest Rate Hedge Provider all amounts due and owing to it under its Series 2005-3 Interest Rate Hedge.

(f)            Series 2005-3 Excess Collection Account.  Amounts deposited into the Series 2005-3 Excess Collection Account on any Series 2005-3 Deposit Date will be (i) first, withdrawn and deposited in the Class A Reserve Account in an amount up to the excess, if any, of the Class A Required Reserve Account Amount for such date over the Class A Available Reserve Account Amount for such date, (ii) second, used to make a Mandatory Decrease, if applicable, in accordance with Sections 2.2(a) and 3.5(f) of this Series Supplement, (iii) third, used to pay (a) the outstanding principal amount of the Class A-1 Notes, the Class B-1 Notes and the Class B-2 Notes in that order on the Three-Year Notes Expected Final Payment Date, and (b) the outstanding principal amount of the Class A-2 Notes, the Class B-3 Notes and the Class B-4 Notes in that order on the Five-Year Notes Expected Final Payment Date, (iv) fourth, withdrawn and deposited in the Class B Reserve Account in an amount up to the excess, if any, of the Class B Required Reserve Account Amount for such date over the Class B Available Reserve Account Amount for such date, (v) fifth, used to pay the principal amount of other Series of Notes that are then required to be paid or, at the option of HVF, to pay the principal amount of other Series of Notes that may be paid under the Indenture, (vi) sixth, used at the option of HVF to make a Voluntary Decrease in accordance with Sections 2.2(b) and 3.5(f) of this Series Supplement, (vii) seventh, used to pay Ford all unpaid Ford Reimbursement Obligations, (viii) eighth, used to pay each Interest Rate Hedge Provider all amounts due and owing to it under its Series 2005-3 Interest Rate Hedge and (ix) ninth, any remaining funds may be released to HVF, in the case of clauses (iv) through (ix), only to the extent that no Class Enhancement Deficiency or other Amortization Event with respect to the Series 2005-3 Notes would result therefrom or exist immediately thereafter and, in the case of clauses (viii) and (ix) only for so long as the Ford LOC Exposure Amount is greater than zero, only to the extent that after giving effect to such payment or release or immediately after such payment or release, the Fleet Equity Condition would be satisfied. Notwithstanding the foregoing, on the first day of the Series 2005-3 Rapid Amortization Period, all funds on deposit in the Series 2005-3 Excess Collection Account will be withdrawn from the Series 2005-3 Excess Collection Account and deposited into the Series 2005-3 Collection Account and applied in accordance with Section 3.2(c)(ii) of this Series Supplement.

Section 3.3.            Application of Interest Collections.

On the fourth Business Day prior to each Payment Date, as provided below, the Administrator shall instruct the Trustee in writing pursuant to the Administration Agreement to withdraw, and on such Payment Date the Trustee, acting in accordance with such instructions, shall withdraw the amounts required to be withdrawn from the Series 2005-3 Accrued Interest Account pursuant to Section 3.3(b) below in respect of all funds available from any Series 2005-3 Interest Rate Hedges and Interest Collections processed since the preceding Payment Date and allocated to the holders of the Series 2005-3 Notes.

(a)           Appointment of Calculation Agent.  BNY MTC is hereby appointed Calculation Agent for the purpose of determining the Class B-1 Note Rate and the Class B-3 Note Rate for each Series 2005-3 Interest Period.  On each LIBOR Determination Date, the Calculation Agent shall determine the Class B-1 Note Rate and the Class B-3 Note Rate for the next succeeding Series 2005-3 Interest Period and deliver notice of the Class B-1 Note Rate and the Class B-3 Note Rate to the Trustee and the Administrator.

(b)           Note Interest with respect to the Series 2005-3 Notes.  On the fourth Business Day prior to each Payment Date, the Administrator shall instruct the Trustee in writing pursuant to the Administration Agreement as to the amount to be withdrawn from the Series 2005-3 Accrued Interest Account to the extent funds are anticipated to be available from Interest Collections allocable to the Series 2005-3 Notes processed from but not including the preceding Payment Date through the succeeding Payment Date and any amounts payable to HVF under any Series 2005-3 Interest Rate Hedge during that period in respect of (i) first, (I) first an amount equal to the sum of (A) the Class A Adjusted Monthly Interest (excluding amounts referenced in clause (ii) of the definition thereof to the extent duplicative of Class A Deficiency Amounts payable under clause (iii) below) for such Payment Date (the portion of such amount of Class A Adjusted Monthly Interest that will accrue for the period (each an, “Estimated Interest Period”) from and including the Determination Date immediately preceding such Payment Date to but excluding such Payment Date (such portion of the Class A Adjusted Monthly Interest with respect to any such Estimated Interest Period, the “Estimated Interest”) shall be estimated by the Administrator on such Determination Date) plus (B) the Estimated Interest Adjustment Amount with respect to such Determination Date and (II) second an amount equal to any Indenture Carrying Charges due to the Class A Noteholders and unpaid as of such Payment Date which are not included in the definition of Class A Adjusted Monthly Interest, (ii) second, an amount equal to the Monthly Hedge Payment, if any, for the next succeeding Payment Date, (iii) third, an amount equal to the unpaid Class A Deficiency Amounts, if any, as of the preceding Payment Date (together with any accrued interest on such Class A Deficiency Amounts), (iv) fourth, an amount equal to the Insurer Fee for such Series 2005-3 Interest Period plus any Insurer Reimbursement Amounts then due and owing, (v) fifth, an amount equal to the Class A Monthly Default Interest Amount, if any, for such Payment Date, (vi) sixth, an amount equal to the Class B Monthly Interest for the Series 2005-3 Interest Period ending on the day preceding such succeeding Payment Date and (vii) seventh, an amount equal to the unpaid Class B Deficiency Amounts, if any, as of the preceding Payment Date (together with any accrued interest on such Class B Deficiency Amounts).  On or before 10:00 a.m. (New York City time) on the following Payment Date, the Trustee shall withdraw the amounts described in the first sentence of this Section 3.3(b), from the Series 2005-3 Accrued Interest Account and deposit such amounts into the Series 2005-3 Distribution Account.

On or before 4:00 p.m. (New York City time) on the Business Day immediately preceding each Determination Date, the Administrator shall notify the Trustee of any Estimated Interest Adjustment Amount with respect to such Determination Date, such notification to be in the form of Exhibit I to this Series Supplement (each an “Estimated Interest Adjustment Notice”).

(c)           Lease Payment Deficit Notice.  On or before 10:00 a.m. (New York City time) on each Payment Date, the Administrator shall notify the Trustee of the amount of any Series 2005-3 Lease Payment Deficit, such notification to be in the form of Exhibit C to this Series Supplement (each a “Lease Payment Deficit Notice”).

(d)           (i)  Withdrawals from the Class A Reserve Account.  If the Administrator determines on any Payment Date that the amounts available from the Series 2005-3 Accrued Interest Account are insufficient to pay the sum of the amounts described in clauses (i), (ii), (iii) and (iv) of Section 3.3(b) of this Series Supplement on such Payment Date, the Administrator shall instruct the Trustee in writing to withdraw from the Class A Reserve Account and deposit in the Series 2005-3 Distribution Account on such Payment Date an amount equal to the lesser of the Class A Available Reserve Account Amount and such insufficiency.  The Trustee shall withdraw such amount from the Class A Reserve Account and deposit such amount in the Series 2005-3 Distribution Account.  During the continuance of an Insurer Default, no amounts in respect of the Insurer Fee shall be withdrawn from the Class A Reserve Account.

(ii)           Withdrawals from the Class B Reserve Account.  If the Administrator determines on any Payment Date that the amounts available from the Series 2005-3 Accrued Interest Account are insufficient to pay the sum of the amounts described in clauses (i) through (vii) of Section 3.3(b) of this Series Supplement on such Payment Date, the Administrator shall instruct the Trustee in writing to withdraw from the Class B Reserve Account and deposit in the Series 2005-3 Distribution Account on such Payment Date an amount equal to the lesser of the Class B Available Reserve Account Amount and the lesser of (I) such insufficiency and (II) the amounts described in clauses (vi) and (vii) of Section 3.3(b) of this Series Supplement.  The Trustee shall withdraw such amount from the Class B Reserve Account and deposit such amount in the Series 2005-3 Distribution Account, solely for payment to the Class B Noteholders in respect of amounts due and owing to them pursuant to clauses (vi) and (vii) of Section 3.3(b) of this Series Supplement.

(e)           Draws on Series 2005-3 Letters of Credit.  (I)  (X)  If the Administrator determines on any Payment Date that there exists a Series 2005-3 Lease

Interest Payment Deficit, the Administrator shall instruct the Trustee in writing to draw on the Class A Non-Ford Letters of Credit, if any, and, upon receipt of such notice by the Trustee on or prior to 10:30 a.m. (New York City time) on such Payment Date, the Trustee shall, by 12:00 p.m. (New York City time) on such Payment Date draw an amount, as set forth in such notice, equal to the least of (i) such Series 2005-3 Lease Interest Payment Deficit, (ii) the excess, if any, of the sum of the amounts described in clauses (i), (ii), (iii) and (iv) of Section 3.3(b) of this Series Supplement on such Payment Date over the amounts available from the Series 2005-3 Accrued Interest Account plus the amount withdrawn from the Class A Reserve Account pursuant to Section 3.3(d)(i) of this Series Supplement on such Payment Date and (iii) the Class A Non-Ford Letter of Credit Liquidity Amount on the Class A Non-Ford Letters of Credit by presenting to each Class A Letter of Credit Provider a draft accompanied by a Class A Certificate of Credit Demand and shall cause the Class A LOC Credit Disbursements to be deposited in the Series 2005-3 Distribution Account on such Payment Date; provided, however, that if the Class A Non-Ford Cash Collateral Account has been established and funded, the Trustee shall withdraw from the Class A Non-Ford Cash Collateral Account and deposit in the Series 2005-3 Distribution Account an amount equal to the lesser of (x) the Class A Non-Ford Cash Collateral Percentage on such Payment Date of the least of the amounts described in clauses (i), (ii) or (iii) above and (y) the Class A Available Non-Ford Cash Collateral Account Amount on such Payment Date and draw an amount equal to the remainder of such amount on the Class A Non-Ford Letters of Credit.  During the continuance of an Insurer Default, no amounts in respect of the Insurer Fee shall be drawn on the Class A Non-Ford Letters of Credit or withdrawn from the Class A Non-Ford Cash Collateral Account.

(Y)           If the Administrator determines on any Payment Date that the sum of the amounts described in clauses (i), (ii), (iii) and (iv) of Section 3.3(b) of this Series Supplement on such Payment Date exceeds the amounts available from the Series 2005-3 Accrued Interest Account plus the amount withdrawn from the Class A Reserve Account pursuant to Section 3.3(d)(i) of this Series Supplement on such Payment Date plus the amounts to be drawn on the Class A Non-Ford Letters of Credit (and/or withdrawn from the Class A Non-Ford Cash Collateral Account) pursuant to clause (X) above on such Payment Date, the Administrator shall instruct the Trustee in writing to draw on the Class A Ford Letters of Credit, if any, and, upon receipt of such notice by the Trustee on or prior to 10:30 a.m. (New York City time) on such Payment Date, the Trustee shall, by 12:00 p.m. (New York City time) on such Payment Date draw an amount, as set forth in such notice, equal to the lesser of (i) the excess, if any, of the sum of the amounts described in clauses (i), (ii), (iii) and (iv) of Section 3.3(b) of this Series Supplement on such Payment Date over the amounts available from the Series 2005-3 Accrued Interest Account plus the amount withdrawn from the Class A Reserve Account pursuant to Section 3.3(d)(i) of this Series Supplement on such Payment Date plus the amounts to be drawn on the Class A Non-Ford Letters of Credit (and/or withdrawn from the Class A Non-Ford Cash Collateral Account) pursuant to clause (X) above on such Payment Date and (ii) the Class A Ford Letter of Credit Liquidity Amount on the Class A Ford Letters of Credit by presenting to each Class A Ford Letter of Credit Provider a draft accompanied by a Class A Certificate of Credit Demand and shall cause the Class A LOC

Credit Disbursements to be deposited in the Series 2005-3 Distribution Account on such Payment Date; provided, however, that if the Class A Ford Cash Collateral Account has been established and funded, the Trustee shall withdraw from the Class A Ford Cash Collateral Account and deposit in the Series 2005-3 Distribution Account an amount equal to the lesser of (x) the Class A Ford Cash Collateral Percentage on such Payment Date of the lesser of the amounts described in clauses (i) and (ii) above and (y) the Class A Available Ford Cash Collateral Account Amount on such Payment Date and draw an amount equal to the remainder of such amount on the Class A Ford Letters of Credit.  During the continuance of an Insurer Default, no amounts in respect of the Insurer Fee shall be drawn on the Class A Ford Letters of Credit or withdrawn from the Class A Ford Cash Collateral Account.

(II)           (X)  If the Administrator determines on any Payment Date that there exists a Series 2005-3 Lease Interest Payment Deficit, the Administrator shall instruct the Trustee in writing to draw on the Class B Non-Ford Letters of Credit, if any, and, upon receipt of such notice by the Trustee on or prior to 10:30 a.m. (New York City time) on such Payment Date, the Trustee shall, by 12:00 p.m. (New York City time) on such Payment Date draw an amount, as set forth in such notice, equal to the least of (i) the excess, if any, of such Series 2005-3 Lease Interest Payment Deficit over the sum of the amounts to be drawn on the Class A Non-Ford Letters of Credit (and/or withdrawn from the Class A Non-Ford Cash Collateral Accounts), (ii) the lesser of (A) the excess, if any, of the sum of the amounts described in clauses (i) through (vii) of Section 3.3(b) of this Series Supplement on such Payment Date over the sum of the amounts available from the Series 2005-3 Accrued Interest Account plus the sum of the amount withdrawn from the Class A Reserve Account pursuant to Section 3.3(d)(i) of this Series Supplement and the amount withdrawn from the Class B Reserve Account pursuant to Section 3.3(d)(ii) of this Series Supplement on such Payment Date plus the amounts to be drawn on the Class A Letters of Credit (and/or withdrawn from the Class A Cash Collateral Accounts) pursuant to Section 3.3(e)(I) of this Series Supplement on such Payment Date and (B) the sum of the amounts described in clauses (vi) and (vii) of Section 3.3(b) of this Series Supplement and (iii) the Class B Non-Ford Letter of Credit Liquidity Amount on the Class B Non-Ford Letters of Credit by presenting to each Class B Non-Ford Letter of Credit Provider a draft accompanied by a Class B Certificate of Credit Demand and shall cause the Class B LOC Credit Disbursements to be deposited in the Series 2005-3 Distribution Account on such Payment Date, solely for payment to the Class B Noteholders in respect of amounts due and owing to them pursuant to clauses (v) and (vi) of Section 3.3(b) of this Series Supplement; provided, however that if the Class B Non-Ford Cash Collateral Account has been established and funded, the Trustee shall withdraw from the Class B Non-Ford Cash Collateral Account and deposit in the Series 2005-3 Distribution Account an amount equal to the lesser of (x) the Class B Non-Ford Cash Collateral Percentage on such Payment Date of the least of the amounts described in clauses (i), (ii) or (iii) above and (y) the Class B Available Cash Collateral Account Amount on such Payment Date and draw an amount equal to the remainder of such amount on the Class B Non-Ford Letters of Credit.

(Y)           If the Administrator determines on any Payment Date that the sum of the amounts described in clauses (i) through (vii) of Section 3.3(b) of this Series

Supplement on such Payment Date exceeds the sum of the amounts available from the Series 2005-3 Accrued Interest Account plus the sum of the amount withdrawn from the Class A Reserve Account pursuant to Section 3.3(d)(i) of this Series Supplement and the amount withdrawn from the Class B Reserve Account pursuant to Section 3.3(d)(ii) of this Series Supplement and the amounts to be drawn on the Class B Non-Ford Letters of Credit (and/or withdrawn from the Class B Non-Ford Cash Collateral Account) pursuant to clause (X) above on such Payment Date plus the amounts to be drawn on the Class A Letters of Credit (and/or withdrawn from the Class A Cash Collateral Accounts) pursuant to Section 3.3(e)(I) of this Series Supplement on such Payment Date, the Administrator shall instruct the Trustee in writing to draw on the Class B Ford Letters of Credit, if any, and, upon receipt of such notice by the Trustee on or prior to 10:30 a.m. (New York City time) on such Payment Date, the Trustee shall, by 12:00 p.m. (New York City time) on such Payment Date draw an amount, as set forth in such notice, equal to the lesser of (i) the lesser of (A) the excess, if any, of the sum of the amounts described in clauses (i) through (vii) of Section 3.3(b) of this Series Supplement on such Payment Date over the sum of the amounts available from the Series 2005-3 Accrued Interest Account plus the sum of the amount withdrawn from the Class A Reserve Account pursuant to Section 3.3(d)(i) of this Series Supplement and the amount withdrawn from the Class B Reserve Account pursuant to Section 3.3(d)(ii) of this Series Supplement and the amounts to be drawn on the Class B Non-Ford Letters of Credit (and/or withdrawn from the Class B Non-Ford Cash Collateral Account) pursuant to clause (X) above on such Payment Date plus the amounts to be drawn on the Class A Letters of Credit (and/or withdrawn from the Class A Cash Collateral Accounts) pursuant to Section 3.3(e)(I) of this Series Supplement on such Payment Date and (B) the sum of the amounts described in clauses (vi) and (vii) of Section 3.3(b) of this Series Supplement and (ii) the Class B Ford Letter of Credit Liquidity Amount on the Class B Ford Letters of Credit by presenting to each Class B Ford Letter of Credit Provider a draft accompanied by a Class B Certificate of Credit Demand and shall cause the Class B LOC Credit Disbursements to be deposited in the Series 2005-3 Distribution Account on such Payment Date, solely for payment to the Class B Noteholders in respect of amounts due and owing to them pursuant to clauses (vi) and (vii) of Section 3.3(b) of this Series Supplement; provided, however, that if the Class B Ford Cash Collateral Account has been established and funded, the Trustee shall withdraw from the Class B Ford Cash Collateral Account and deposit in the Series 2005-3 Distribution Account an amount equal to the lesser of (x) the Class B Ford Cash Collateral Percentage on such Payment Date of the lesser of the amounts described in clauses (i) and (ii) above and (y) the Class B Available Ford Cash Collateral Account Amount on such Payment Date and draw an amount equal to the remainder of such amount on the Class B Ford Letters of Credit.

(f)            Insurance Policy.  (I)  If the Administrator determines on the second Business Day prior to any Payment Date that the Series 2005-3 Lease Interest Payment Deficit from the preceding Payment Date, if any, remains unpaid and the Class A Liquidity Amount on such date of determination is insufficient to pay the Class A Adjusted Monthly Interest due on the upcoming Payment Date, the Administrator shall instruct the Trustee in writing to make a demand on the Insurance Policy and, upon receipt of such notice by the Trustee on or prior to 11:00 a.m. (New York City time) on the second Business Day preceding such Payment Date, the Trustee shall, by 12:00 noon (New York City time) on the second Business Day preceding such Payment Date, make a demand on the Insurance Policy in an amount equal to such insufficiency in accordance with the terms thereof and shall cause the proceeds thereof to be deposited in the Series 2005-3 Distribution Account.

(II)           If the Administrator determines on any Payment Date that the sum of the amounts available from the Series 2005-3 Accrued Interest Account plus the amount available under the Series 2005-3 Interest Rate Hedge plus the amount, if any, to be withdrawn from the Class A Reserve Account pursuant to Section 3.3(d)(i) of this Series Supplement plus the amount, if any, to be drawn under the Class A Letters of Credit and/or withdrawn from the Class A Cash Collateral Accounts pursuant to Section 3.3(e)(I) of this Series Supplement plus the amount, if any, deposited in the Series 2005-3 Distribution Account pursuant to Section 3.3(f)(I) of this Series Supplement is insufficient to pay the Class A Adjusted Monthly Interest for such Payment Date, the Administrator shall instruct the Trustee in writing to make a demand on the Insurance Policy and, upon receipt of such notice by the Trustee on or prior to 11:00 a.m. (New York City time) on such Payment Date, the Trustee shall, by 12:00 noon (New York City time) on such Payment Date, make a demand on the Insurance Policy in an amount equal to such insufficiency in accordance with the terms thereof and shall cause the proceeds thereof to be deposited in the Series 2005-3 Distribution Account.

(g)           Deficiency Amounts.  If the amounts described in Sections 3.3(b), (c), (d), (e) and (f) of this Series Supplement are insufficient to pay (i) the Class A Adjusted Monthly Interest for any Payment Date, payments of interest to the Class A Noteholders will be reduced on a pro rata basis by the amount of such deficiency or (ii) the Class B Monthly Interest for any Payment Date, payments of interest to the Class B Noteholders will be reduced on a pro rata basis by the amount of such deficiency.  The aggregate amount, if any, of such deficiency on any Payment Date allocable to the Class A-1 Notes shall be referred to as the “Class A-1 Deficiency Amount”, the aggregate amount, if any, of such deficiency on any Payment Date allocable to the Class A-2 Notes shall be referred to as the “Class A-2 Deficiency Amount”, the aggregate amount, if any, of such deficiency on any Payment Date allocable to the Class B-1 Notes shall be referred to as the “Class B-1 Deficiency Amount”, the aggregate amount, if any, of such deficiency on any Payment Date allocable to the Class B-2 Notes shall be referred to as the “Class B-2 Deficiency Amount”, the aggregate amount, if any, of such deficiency on any Payment Date allocable to the Class B-3 Notes shall be referred to as the “Class B-3 Deficiency Amount” and the aggregate amount, if any, of such deficiency on any Payment Date allocable to the Class B-4 Notes shall be referred to as the “Class B-4 Deficiency Amount”.  Interest shall accrue on the Deficiency Amount for each Class of Series 2005-3 Notes at the applicable Series 2005-3 Note Rate.

(h)           Balance.  On the fourth Business Day prior to each Payment Date, the Administrator shall instruct the Trustee in writing pursuant to the Administration Agreement to pay, on such Payment Date, the balance (after making the payments required in Section 3.4 of this Series Supplement), if any, of the amounts available from the Series 2005-3 Accrued Interest Account plus the amount, if any, withdrawn from the

Class A Reserve Account pursuant to Section 3.3(d)(i) of this Series Supplement plus the amount, if any, withdrawn from the Class B Reserve Account pursuant to Section 3.3(d)(ii) of this Series Supplement plus the amount, if any, drawn under the Class A Letters of Credit and/or withdrawn from the Class A Cash Collateral Accounts pursuant to Section 3.3(e)(I) of this Series Supplement plus the amount, if any, drawn under the Class B Letters of Credit and/or withdrawn from the Class B Cash Collateral Accounts pursuant to Section 3.3(e)(II) of this Series Supplement as follows:

(i)            first, on a pro rata basis to each Interest Rate Hedge Provider, in an amount equal to the portion of the Monthly Hedge Payment for such Payment Date payable to such Interest Rate Hedge Provider;

(ii)           second, to the Insurer, in an amount equal to the sum of (x) the Insurer Fee for the Series 2005-3 Interest Period ending on the day preceding such Payment Date and (y) any other Insurer Reimbursement Amounts then due and payable to the Insurer (excluding therefrom any amounts included in Class A Monthly Interest for such Series 2005-3 Interest Period), provided that during the continuance of an Insurer Default, no amounts in respect of the Insurer Fee shall be paid with the proceeds of a draw on a Series 2005-3 Letters of Credit or a withdrawal from a Series 2005-3 Cash Collateral Account;

(iii)          third, to the Administrator, in an amount equal to the Series 2005-3 Percentage as of the beginning of the Series 2005-3 Interest Period ending on the day preceding such Payment Date of the Monthly Administration Fee for such Series 2005-3 Interest Period;

(iv)          fourth, to the Trustee, in an amount equal to the Series 2005-3 Percentage as of the beginning of the Series 2005-3 Interest Period ending on the day preceding such Payment Date of the Trustee’s fees for such Series 2005-3 Interest Period;

(v)           fifth, on a pro rata basis, (x) to each Interest Rate Hedge Provider, in an amount equal to any remaining amounts due and owing to such Interest Rate Hedge Provider and (y) to pay any Indenture Carrying Charges (other than Indenture Carrying Charges provided for above and in the preceding clause (x)) to the Persons to whom such amounts are owed, in an amount equal to the Series 2005-3 Percentage as of the beginning of the Series 2005-3 Interest Period ending on the day preceding such Payment Date of such Indenture Carrying Charges (other than Indenture Carrying Charges provided for above) for such Series 2005-3 Interest Period; and

(vi)          sixth, the balance, if any, shall be withdrawn from the Series 2005-3 Accrued Interest Account by the Trustee and (A) during the Series 2005-3 Revolving Period, deposited into the Series 2005-3 Excess Collection Account or (B) during the Series 2005-3 Rapid Amortization Period, deposited into the Series 2005-3 Collection Account and treated as Principal Collections.

(i)            Trustee Fees.  If, on any Payment Date after the occurrence and during the continuance of a Liquidation Event of Default or a Series 2005-3 Limited Liquidation Event of Default, (x) the funds available to pay the Trustee fees pursuant to Section 3.3(h)(iv) of this Series Supplement on such Payment Date are less than the amount payable to the Trustee thereunder on such Payment Date or (y) the funds available to pay the portion of the Indenture Carrying Charges payable to the Trustee pursuant to Section 3.3(h)(v) of this Series Supplement on such Payment Date are less than the amount payable to the Trustee thereunder on such Payment Date, the Administrator shall instruct the Trustee in writing to withdraw from (I) the Class A Reserve Account and pay to itself on such Payment Date an amount equal to the least of (A) the Class A Available Reserve Account Amount on such Payment Date (after giving effect to any deposits thereto and withdrawals and releases therefrom on such date), (B) the Class A Percentage of an amount equal to the excess, if any, of (i) the Class A Percentage of 0.70% of the Series 2005-3 Required Asset Amount as of the date of the occurrence of such Liquidation Event of Default or Series 2005-3 Limited Liquidation Event of Default over (ii) the aggregate of the amounts previously withdrawn from the Class A Reserve Account under this Section 3.3(i)(I) in respect of fees and other amounts due and owing to the Trustee and (C) the Class A Percentage of such insufficiency and (II) the Class B Reserve Account and pay to itself on such Payment Date an amount equal to the least of (A) the Class B Available Reserve Account Amount on such Payment Date (after giving effect to all other withdrawals therefrom pursuant to this Series Supplement on such Payment Date), (B) the Class B Percentage of an amount equal to the excess, if any, of (i) the Class B Percentage of 0.70% of the Series 2005-3 Required Asset Amount as of the date of the occurrence of such Liquidation Event of Default or Series 2005-3 Limited Liquidation Event of Default over (ii) the aggregate of the amounts previously withdrawn from the Class B Reserve Account under this Section 3.3(i)(II) in respect of fees and other amounts due and owing to the Trustee and (C) the Class B Percentage of such insufficiency.  The Trustee shall withdraw such amounts from the Class A Reserve Account and the Class B Reserve Account and pay or reimburse itself.

(j)            Listing Information Requirement.  Until the Administrator shall give the Trustee written notice that the Class B-1 Notes are not listed on the Luxembourg Stock Exchange, the Trustee shall, or shall instruct the Paying Agent to, cause the Class B-1 Note Rate for the next succeeding Series 2005-3 Interest Period, the number of days in such Series 2005-3 Interest Period, the Payment Date for such Series 2005-3 Interest Period and the amount of interest payable on the Class B-1 Notes on such Payment Date to be (A) communicated to DTC, the Paying Agent in Luxembourg and the Luxembourg Stock Exchange no later than 11:00 a.m. (London time) on the Business Day immediately following each LIBOR Determination Date and (B) notify the Luxembourg Stock Exchange if, based solely on the information contained in the Monthly Noteholders’ Statement, the amount of interest to be paid on the Class B-1 Notes on any Payment Date is less than the amount payable thereon on such Payment Date, the amount of such deficit and the amount of interest that will accrue on such deficit during the next succeeding Series 2005-3 Interest Period by the Business Day prior to such Payment Date.  So long as the Class B-1 Notes are listed on the Luxembourg Stock Exchange and the rules of that stock exchange so require, notices to Class B-1 Noteholders will be published in a leading newspaper having general circulation in Luxembourg (which is expected to be the Luxemburger Wort), it being understood that the term “notices” as it is used in this clause shall not include communications of the Class B-1 Note Rate.  Upon HVF’s request, and at HVF’s expense, the Trustee shall cause the Paying Agent in Luxembourg to publish such notice.  Until the Administrator shall give the Trustee written notice that the Class B-3 Notes are not listed on the Luxembourg Stock Exchange, the Trustee shall, or shall instruct the Paying Agent to, cause the Class B-3 Note Rate for the next succeeding Series 2005-3 Interest Period, the number of days in such Series 2005-3 Interest Period, the Payment Date for such Series 2005-3 Interest Period and the amount of interest payable on the Class B-3 Notes on such Payment Date to be (A) communicated to DTC, the Paying Agent in Luxembourg and the Luxembourg Stock Exchange no later than 11:00 a.m. (London time) on the Business Day immediately following each LIBOR Determination Date and (B) notify the Luxembourg Stock Exchange if, based solely on the information contained in the Monthly Noteholders’ Statement, the amount of interest to be paid on the Class B-3 Notes on any Payment Date is less than the amount payable thereon on such Payment Date, the amount of such deficit and the amount of interest that will accrue on such deficit during the next succeeding Series 2005-3 Interest Period by the Business Day prior to such Payment Date.  So long as the Class B-3 Notes are listed on the Luxembourg Stock Exchange and the rules of that stock exchange so require, notices to Class B-3 Noteholders will be published in a leading newspaper having general circulation in Luxembourg (which is expected to be the Luxemburger Wort), it being understood that the term “notices” as it is used in this clause shall not include communications of the Class B-3 Note Rate.

(k)           Interest Payments during Series 2005-3 Interest Period.  On any Business Day during a Series 2005-3 Interest Period (each such day, an “Additional Payment Date”), the Administrator may instruct the Trustee in writing to withdraw from the Series 2005-3 Accrued Interest Account, and on such Additional Payment Date the Trustee, acting in accordance with such instructions, shall withdraw from the Series 2005-3 Accrued Interest Account, as directed in writing by the Administrator, all or a portion of the Class A Monthly Interest that will be due on the first Payment Date following such Additional Payment Date to the extent that such amount does not exceed the aggregate amount of Interest Collections processed since the preceding Payment Date and allocated to the Class A Noteholders (less any portion thereof previously paid to the Class A Noteholders during such period pursuant to this Section 3.3(k)) and shall deposit such amounts in the Series 2005-3 Distribution Account for payment to the Class A Noteholders on the Additional Payment Date pursuant to Section 3.4 in accordance with Section 6.1 of the Base Indenture.

Section 3.4.            Payment of Note Interest.

On each Payment Date and Additional Payment Date, the Trustee shall, in accordance with Section 6.1 of the Base Indenture, pay to the Series 2005-3 Noteholders from the Series 2005-3 Distribution Account the amount deposited in the Series 2005-3 Distribution Account for the payment of interest pursuant to Section 3.3 of this Series Supplement.

Section 3.5.            Payment of Note Principal.

(a)           Monthly Payments During Series 2005-3 Rapid Amortization Period. Commencing on the first Determination Date after the commencement of the Series 2005-3 Rapid Amortization Period and on each Determination Date thereafter, the Administrator shall instruct the Trustee in writing pursuant to the Administration Agreement as to (v) the amount allocated to the Series 2005-3 Notes of each Class during the Related Month pursuant to Section 3.2(c)(ii) of this Series Supplement, as the case may be, (w) any amounts to be withdrawn from the Class A Reserve Account and the Class B Reserve Account and deposited into the Series 2005-3 Distribution Account, (x) any amounts to be drawn on the Series 2005-3 Letters of Credit (and/or withdrawn from the Series 2005-3 Cash Collateral Accounts), (y) the amount of proceeds received in respect of a demand made under the Series 2005-3 Demand Note and (z) the amount of any demand on the Insurance Policy in accordance with the terms thereof.  On the Payment Date following each such Determination Date, the Trustee shall withdraw the amount allocated to the Series 2005-3 Notes of each Class during the Related Month pursuant to Section 3.2(c)(ii) of this Series Supplement, as the case may be, from the Series 2005-3 Collection Account and deposit such amount together with the proceeds of any demand made on the Series 2005-3 Demand Note received during the period from and excluding the immediately preceding Payment Date to and including such Payment Date into the Series 2005-3 Distribution Account, which amount shall be paid (i) first, to the Class A Noteholders until the Class A Notes have been paid in full, (ii) second, once the Class A Notes have been paid in full, to the Class B Noteholders until the Class B Notes have been paid in full, (iii) third, once the Series 2005-3 Notes have been paid in full, to Ford all unpaid Ford Reimbursement Obligations and (iv) fourth, once all amounts due and owing to Ford under the immediately preceding clause have been paid in full, only for so long as the Ford LOC Exposure Amount is greater than zero, only to the extent that after giving effect to such payment the Fleet Equity Condition would be satisfied, to each Interest Rate Hedge Provider to which amounts have been allocated.

(b)           [Reserved].

(c)           Principal Deficit Amount.  If the Principal Deficit Amount is greater than zero on any date, the Administrator shall promptly provide written notice thereof to the Insurer and the Trustee.  On each Payment Date on which the Principal Deficit Amount is greater than zero, amounts shall be transferred to the Series 2005-3 Distribution Account as follows:

(i)            (A)  Class B Reserve Account Withdrawal.  On each Payment Date on which the Principal Deficit Amount is greater than zero, the Administrator shall instruct the Trustee in writing prior to 12:00 noon (New York City time) on such Payment Date, in the case of a Principal Deficit Amount resulting from a Series 2005-3 Lease Payment Deficit, or prior to 12:00 noon (New York City time) on the second Business Day prior to such Payment Date, in the case of any other Principal Deficit Amount, to withdraw from the Class B Reserve Account, an amount equal to the sum of (I) the lesser of such Principal Deficit Amount and the Class B Liquidity Surplus on such Payment Date (after giving effect to any withdrawals from the Class B Reserve Account on such Payment Date pursuant to Section 3.3(d)(ii) of this Series Supplement and any draws under the Class B Letters of Credit pursuant to Section 3.3(e)(II) of this Series Supplement) and (II) the lesser of (x) the excess, if any, of such Principal Deficit Amount on such Payment Date (after giving effect to any withdrawals from the Class B Reserve Account on such Payment Date pursuant to clause (I) above) over the Class A Liquidity Surplus on such Payment Date (after giving effect to any withdrawals from the Class A Reserve Account on such Payment Date pursuant to Section 3.3(d)(i) of this Series Supplement and the amounts to be drawn under the Class A Letters of Credit pursuant to Section 3.3(e)(I) of this Series Supplement) and (y) the Class B Available Reserve Account Amount on such Payment Date (after giving effect to any withdrawals from the Class B Reserve Account on such Payment Date pursuant to Section 3.3(d)(ii) of this Series Supplement and pursuant to clause (I) above), and deposit such withdrawal in the Series 2005-3 Distribution Account on such Payment Date.

(B)           Class A Reserve Account Withdrawal.  On each Payment Date on which the Principal Deficit Amount is greater than zero, the Administrator shall instruct the Trustee in writing prior to 12:00 noon (New York City time) on such Payment Date, in the case of a Principal Deficit Amount resulting from a Series 2005-3 Lease Payment Deficit, or prior to 12:00 noon (New York City time) on the second Business Day prior to such Payment Date, in the case of any other Principal Deficit Amount, to withdraw from the Class A Reserve Account, an amount equal to the sum of (I) the lesser of such Principal Deficit Amount (after giving effect to any withdrawals from the Class B Reserve Account on such Payment Date pursuant to Section 3.5(c)(i)(A) of this Series Supplement) and the Class A Liquidity Surplus on such Payment Date (after giving effect to any withdrawals from the Class A Reserve Account on such Payment Date pursuant to Section 3.3(d)(i) of this Series Supplement and the amounts to be drawn under the Class A Letters of Credit pursuant to Section 3.3(e)(I) of this Series Supplement) and (II) the lesser of (x) such Principal Deficit Amount (after giving effect to any withdrawals from the Class B Reserve Account on such Payment Date pursuant to Section 3.5(c)(i)(A) of this Series Supplement and any withdrawals from the Class A Reserve Account pursuant to clause (I) above) on such Payment Date and (y) the Class A Available Reserve Account Amount on such Payment Date (after giving effect to any withdrawals from the Class A Reserve Account on such Payment Date pursuant to Section 3.3(d)(i) of this Series Supplement and pursuant to clause (I) above), and deposit such withdrawal in the Series 2005-3 Distribution Account on such Payment Date.

(ii)           Principal Draws on Series 2005-3 Letters of Credit.  If the Administrator determines on any Payment Date that the Principal Deficit Amount on such Payment Date, after giving effect to the distribution of amounts to be deposited in the Series 2005-3 Distribution Account in accordance with clause (i) of this Section 3.5(c) on such Payment Date, will be greater than zero (A) in the case of a Payment Date that is not a Legal Final Payment Date, the Administrator shall instruct the Trustee in writing to draw on:

(I)                                    (X) the Class B Non-Ford Letters of Credit, if any, to the extent that on such Payment Date there exists a Series 2005-3 Lease Principal Payment Deficit in an amount equal to the sum of (x) the least of (1) the Class B Liquidity Surplus (after giving effect to any withdrawals from the Class B Reserve Account on such Payment Date pursuant to Section 3.3(d)(ii) and Section 3.5(c)(i)(A) of this Series Supplement and any drawings on the Class B Letters of Credit on such Payment Date pursuant to Section 3.3(e)(II) of this Series Supplement), (2) the Series 2005-3 Lease Principal Payment Deficit, (3) the amount by which the Principal Deficit Amount on such Payment Date exceeds the sum of the amount to be deposited in the Series 2005-3 Distribution Account in accordance with clause (i) of this Section 3.5(c) and the amount, if any, paid by Hertz under the Series 2005-3 Demand Note in respect of such Principal Deficit Amount on such Payment Date, and (4) the Class B Non-Ford Letter of Credit Liquidity Amount (after giving effect to the amounts to be drawn on the Class B Non-Ford Letters of Credit on such Payment Date pursuant to Section 3.3(e)(II) of this Series Supplement) and (y) the least of (1) the excess, if any, of the Series 2005-3 Lease Principal Payment Deficit (after giving effect to the amounts to be drawn on the Class B Non-Ford Letters of Credit on such Payment Date pursuant to clause (x) above) over the Class A Liquidity Surplus on such Payment Date (after giving effect to any withdrawal from the Class A Reserve Account on such Payment Date pursuant to Section 3.3(d)(i) of this Series Supplement and Section 3.5(c)(i)(B) of this Series Supplement and the amounts to be drawn on the Class A Letters of Credit pursuant to Section 3.3(e)(I) of this Series Supplement), (2) the excess, if any, of the amount by which the Principal Deficit Amount on such Payment Date exceeds the sum of the amount to be deposited in the Series 2005-3 Distribution Account in accordance with clause (i) of this Section 3.5(c), the amounts to be drawn on the Class B Non-Ford Letters of Credit on such Payment Date pursuant to clause (x) above and the amount, if any, paid by Hertz under the Series 2005-3 Demand Note in respect of such Principal Deficit Amount on such Payment Date over the Class A Liquidity Surplus on such Payment Date (after giving effect to any withdrawal from the Class A Reserve Account on such Payment Date pursuant to Section 3.3(d)(i) of this Series Supplement and Section 3.5(c)(i)(B) of this Series Supplement and the amounts to be drawn on the Class A Letters of Credit pursuant to Section 3.3(e)(I) of this Series Supplement), and (3) the Class B Non-Ford Letter of Credit Liquidity Amount (after giving effect to any drawings on the Class B Non-Ford Letters of Credit on such Payment Date pursuant to Section 3.3(e)(II)(X) of this Series Supplement and clause (x) above);

(Y) the Class B Ford Letters of Credit, if any, in an amount equal to the lesser of (A) the excess, if any, of the amount by which the Principal Deficit Amount on such Payment Date exceeds the sum of the amount to be deposited in the Series 2005-3 Distribution Account in accordance with clause (i) of this Section 3.5(c), and the amounts to be drawn on the Class B Non-Ford Letters of Credit pursuant to clause (X) above and pursuant to Section 3.13(d)(X) of this Series Supplement, each on such Payment Date over the Class A Liquidity Surplus on such Payment

Date (after giving effect to any withdrawal from the Class A Reserve Account on such Payment Date pursuant to Section 3.3(d)(i) of this Series Supplement and Section 3.5(b)(i)(B) of this Series Supplement and the amounts to be drawn on the Class A Letters of Credit pursuant to Section 3.3(e)(I) of this Series Supplement), and (B) the Class B Ford Letter of Credit Liquidity Amount (after giving effect to any drawings on the Class B Ford Letters of Credit on such Payment Date pursuant to Section 3.3(e)(II)(Y) of this Series Supplement);

(II)                                (X) the Class A Non-Ford Letters of Credit, if any, to the extent that on such Payment Date there exists a Series 2005-3 Lease Principal Payment Deficit in an amount equal to the least of (1) the excess, if any, of the Series 2005-3 Lease Principal Payment Deficit over the amounts drawn on the Class B Non-Ford Letters of Credit pursuant to clause (I)(X) above on such Payment Date, (2) the amount by which the Principal Deficit Amount on such Payment Date exceeds the sum of the amount to be deposited in the Series 2005-3 Distribution Account in accordance with Section 3.5(c)(i) of this Series Supplement, the amounts to be drawn on the Class B Letters of Credit pursuant to clause (I) above and pursuant to Section 3.13(d)(X) of this Series Supplement on such Payment Date and the amount, if any, paid by Hertz under the Series 2005-3 Demand Note in respect of such Principal Deficit Amount on such Payment Date, and (3) the Class A Non-Ford Letter of Credit Liquidity Amount (after giving effect to any drawings on the Class A Non-Ford Letters of Credit on such Payment Date pursuant to Section 3.3(e)(I)(X) of this Series Supplement);

(Y) the Class A Ford Letters of Credit, if any, in an amount equal to the lesser of (1) the amount by which the Principal Deficit Amount on such Payment Date exceeds the sum of the amount to be deposited in the Series 2005-3 Distribution Account in accordance with Section 3.5(c)(i) of this Series Supplement, the amounts to be drawn on the Class B Letters of Credit pursuant to clause (I) above and pursuant to Section 3.13(d)(X) of this Series Supplement and on the Class A Non-Ford Letters of Credit pursuant to clause (II)(X) above and pursuant to Section 2.12(d)(Y) of this Series Supplement, each on such Payment Date, and (2) the Class A Ford Letter of Credit Liquidity Amount (after giving effect to any drawings on the Class A Ford Letters of Credit on such Payment Date pursuant to Section 3.3(e)(I)(Y) of this Series Supplement);

(B) in the case of the Three-Year Notes Legal Final Payment Date:

(I)                                    (X) the Class B Non-Ford Letters of Credit, if any, to the extent that on the Three-Year Notes Legal Final Payment Date there exists a Series 2005-3 Lease Principal Payment Deficit, in an amount equal to the least of:

(1)   the Series 2005-3 Lease Principal Payment Deficit;

(2)   the amount, if any, by which the Class B Liquidity Amount (after giving effect to any withdrawals from the Class B Reserve Account pursuant to Section 3.3(d)(ii) and Section 3.5(c)(i)(A) of this Series Supplement and any drawings under the Class B Letters of Credit pursuant to Section 3.3(e)(II) of this Series Supplement on the Three-Year Notes Legal Final Payment Date) will exceed the Class B Required Liquidity Amount (after giving effect to all anticipated reductions in the Class B Principal Amount on the Three-Year Notes Legal Final Payment Date); and

(3)   the Class B Non-Ford Letter of Credit Liquidity Amount (after giving effect to any drawings on the Class B Non-Ford Letters of Credit on the Three-Year Notes Legal Final Payment Date pursuant to Section 3.3(e)(II)(X) of this Series Supplement); and

(Y) the Class B Ford Letters of Credit, if any, in an amount equal to the lesser of:

(1)           the Class B Ford Letter of Credit Liquidity Amount (after giving effect to any draws to be made on the Class B Ford Letters of Credit on the Three-Year Notes Legal Final Payment Date pursuant to Section 3.3(e)(II)(Y) of this Series Supplement), and (2) the sum of (Aa) the amount by which the Principal Deficit Amount on the Three-Year Notes Legal Final Payment Date exceeds the sum of the amount to be deposited in the Series 2005-3 Distribution Account in accordance with Section 3.5(c)(i) of this Series Supplement, the amounts to be drawn on the Class B Non-Ford Letters of Credit pursuant to clause (X) above, each on such Three-Year Notes Legal Final Payment Date and the amounts to be drawn on the Class B Non-Ford Letters of Credit pursuant to Section 3.13(d)(X) of this Series Supplement on the Business Day immediately preceding such Three-Year Notes Legal Final Payment Date, and (Ab) the lesser of (x) the amount by which the Class B Liquidity Amount (after giving effect to any withdrawals to be made from the Class B Reserve Account pursuant to Section 3.3(d)(ii) and Section 3.5(c)(i)(A) of this Series Supplement and any drawings to be made under the Class B Letters of Credit pursuant to Section 3.3(e)(II) of this Series Supplement on the Three-Year Notes Legal Final Payment Date) will exceed the Class B Required Liquidity Amount (after giving effect to all anticipated reductions in the Class B Principal Amount on the Three-Year Notes Legal Final Payment Date) and (y) an amount equal to the excess, if any, of (a) the Class B Required Liquidity Amount on the earlier of (i) the date of the first occurrence of a Series 2005-3 Lease Interest Payment Deficit (other than any Series 2005-3 Lease Interest Payment Deficit resulting from a failure to pay Rent or any other amount payable by the Lessee under the HVF Lease that is cured in full on or prior to the fifth Business Day after the occurrence of such failure) and (ii) the Three-Year Notes Legal Final Payment Date over (b) the aggregate amount, as of the Three-Year Notes Legal Final Payment Date, of all withdrawals from the Class B Reserve Account made since the date set forth in clause (2)(Ab)(y)(a) of this Section 3.5(c)(ii)(B)(I)(Y) or to be made in respect of the Three-Year Notes Legal Final Payment Date pursuant to Section 3.3(d)(ii) of this Series Supplement and all drawings made since such date or to be made in respect of the Three-Year Notes Legal Final Payment Date under the Class B Letters of Credit pursuant to Section 3.3(e)(II) of this Series Supplement; provided, however, that any such withdrawals from the Class B Reserve Account and/or drawings made under the Class B Letters of Credit on account of a Series 2005-3 Lease Interest Payment Deficit resulting from a failure to pay Rent or other amount payable by the Lessee under the HVF Lease that is cured in full on or prior to the fifth Business Day after the occurrence of such failure shall be excluded from this clause (b);

(II)                                (X)  the Class A Non-Ford Letters of Credit, if any, to the extent that on the Three-Year Notes Legal Final Payment Date there exists a Series 2005-3 Lease Principal Payment Deficit, in an amount equal to the least of:

(1)   the excess, if any, of the Series 2005-3 Lease Principal Payment Deficit over the amounts to be drawn on the Class B Non-Ford Letters of Credit pursuant to clause (I)(X) above on such Payment Date;

(2)   the amount, if any, by which the Class A Liquidity Amount (after giving effect to any withdrawals from the Class A Reserve Account pursuant to Section 3.3(d)(i) and Section 3.5(c)(i)(B) of this Series Supplement and any drawings under the Class A Letters of Credit pursuant to Section 3.3(e)(I) of this Series Supplement on the Three-Year Notes Legal Final Payment Date) will exceed the Class A Required Liquidity Amount (after giving effect to all anticipated reductions in the Class A Principal Amount on the Three-Year Notes Legal Final Payment Date); and

(3)   the Class A Non-Ford Letter of Credit Liquidity Amount (after giving effect to any drawings on the Class A Non-Ford Letters of Credit on the Three-Year Notes Legal Final Payment Date pursuant to Section 3.3(e)(I)(X) of this Series Supplement); and

(Y)  the Class A Ford Letters of Credit, if any, in an amount equal to the lesser of:

(1)           the Class A Ford Letter of Credit Liquidity Amount (after giving effect to any draws to be made on the Class A Ford Letters of Credit on the Three-Year Notes Legal Final Payment Date pursuant to Section 3.3(e)(I)(Y) of this Series Supplement), and (2) the sum of (Aa) the amount by which the Principal Deficit Amount on the Three-Year Notes Legal Final Payment Date exceeds the sum of the amount to be deposited in the Series 2005-3 Distribution Account in accordance with Section 3.5(c)(i) of this Series Supplement, the amounts to be drawn on the Class B Letters of Credit pursuant to clause (I) above and the Class A Non-Ford Letters of Credit pursuant to clause (X) above, each on such Three-Year Notes Legal Final Payment Date, the amounts to be drawn on the Class B Non-Ford Letters of Credit pursuant to Section 3.13(d)(X) of this Series Supplement and the amounts to be drawn on the Class A Non-Ford Letters of Credit pursuant to Section 3.13(d)(Y) of this Series Supplement, each on the Business Day immediately preceding such Three-Year Notes Legal Final Payment Date, and (Ab) the lesser of (x) the amount by which the Class A Liquidity Amount (after giving effect to any withdrawals to be made from the Class A Reserve Account pursuant to Section 3.3(d)(i) and Section 3.5(c)(i)(B) of this Series Supplement and any drawings to be made under the Class A Letters of Credit pursuant to Section 3.3(e)(I) of this Series Supplement on the Three-Year Notes Legal Final Payment Date) will exceed the Class A Required Liquidity Amount (after giving effect to all anticipated reductions in the Class A Principal Amount on the Three-Year Notes Legal Final Payment Date) and (y) an amount equal to the excess, if any, of (a) the Class A Required Liquidity Amount on the earlier of (i) the date of the first occurrence of a Series 2005-3 Lease Interest Payment Deficit (other than any Series 2005-3 Lease Interest Payment Deficit resulting from a failure to pay Rent or any other amount payable by the Lessee under the HVF Lease that is cured in full on or prior to the fifth Business Day after the occurrence of such failure) and (ii) the Three-Year Notes Legal Final Payment Date over (b) the aggregate amount, as of the Three-Year Notes Legal Final Payment Date, of all withdrawals from the Class A Reserve Account made since the date set forth in clause (2)(Ab)(y)(a) of this Section 3.5(c)(ii)(B)(II)(Y) or to be made in respect of the Three-Year Notes Legal Final Payment Date pursuant to Section 3.3(d)(i) of this Series Supplement and all drawings made since such date or to be made in respect of the Three-Year Notes Legal Final Payment Date under the Class A Letters of Credit pursuant to Section 3.3(e)(I) of this Series Supplement; provided, however, that any such withdrawals from the Class A Reserve Account and/or drawings made under the Class A Letters of Credit on account of a Series 2005-3 Lease Interest Payment Deficit resulting from a failure to pay Rent or other amount payable by the Lessee under the HVF Lease that is cured in full on or prior to the fifth Business Day after the occurrence of such failure shall be excluded from this clause (b);

(C)           [reserved]

(D)          in the case of the Five-Year Notes Legal Final Payment Date:

(I)                                    (X)  the Class B Non-Ford Letters of Credit, if any, to the extent that on the Five-Year Notes Legal Final Payment Date there exists a Series 2005-3 Lease Principal Payment Deficit, in an amount equal to the lesser of:

(1)   the Series 2005-3 Lease Principal Payment Deficit; and

(2)   the Class B Non-Ford Letter of Credit Liquidity Amount (after giving effect to any drawings on the Class B Non-Ford Letters of Credit on the Five-Year Notes Legal Final Payment Date pursuant to Section 3.3(e)(II)(X) of this Series Supplement); and

(Y)  the Class B Ford Letters of Credit, if any, in an amount equal to the lesser of:

(1)           the Class B Ford Letter of Credit Liquidity Amount (after giving effect to any draws to be made on the Class B Ford Letters of Credit on the Five-Year Notes Legal Final Payment Date pursuant to Section 3.3(e)(II)(Y) of this Series Supplement); and (2) the sum of (Aa) the amount by which the Principal Deficit Amount on the Five-Year Notes Legal Final Payment Date

exceeds the sum of the amount to be deposited in the Series 2005-3 Distribution Account in accordance with Section 3.5(c)(i) of this Series Supplement, the amounts to be drawn on the Class B Non-Ford Letters of Credit pursuant to clause (X) above, each on such Five-Year Notes Legal Final Payment Date, the amounts to be drawn on the Class B Non-Ford Letters of Credit pursuant to Section 3.13(d)(X) of this Series Supplement on the Business Day immediately preceding such Five-Year Notes Legal Final Payment Date, and (Ab) an amount equal to the excess, if any, of (x) the Class B Required Liquidity Amount on the earlier of (a) the date of the first occurrence of a Series 2005-3 Lease Interest Payment Deficit (other than any Series 2005-3 Lease Interest Payment Deficit resulting from a failure to pay Rent or other amount payable by the Lessee under the HVF Lease that is cured in full on or prior to the fifth Business Day after the occurrence of such failure) and (b) the Five-Year Notes Legal Final Payment Date over (y) the aggregate amount, as of the Five-Year Notes Legal Final Payment Date, of all withdrawals from the Class B Reserve Account made since the date set forth in clause (2)(Ab)(x) of this Section 3.5(c)(ii)(D)(I)(Y) or to be made in respect of the Five-Year Notes Legal Final Payment Date pursuant to Section 3.3(d)(ii) of this Series Supplement and all drawings made since such date or to be made in respect of the Five-Year Notes Legal Final Payment Date under the Class B Letters of Credit pursuant to Section 3.3(e)(II) of this Series Supplement; provided, however, that any such withdrawals from the Class B Reserve Account and/or drawings made under the Class B Letters of Credit on account of a Series 2005-3 Lease Interest Payment Deficit resulting from a failure to pay Rent or other amount payable by the Lessee under the HVF Lease that is cured in full on or prior to the fifth Business Day after the occurrence of such failure shall be excluded from this clause (y);

(II)                                (X)  the Class A Non-Ford Letters of Credit, if any, to the extent that on the Five-Year Notes Legal Final Payment Date there exists a Series 2005-3 Lease Principal Payment Deficit, in an amount equal to the lesser of:

(1)   the excess, if any, of the Series 2005-3 Lease Principal Payment Deficit over the amounts to be drawn on the Class B Non-Ford Letters of Credit pursuant to clause (I) above; and

(2)   the Class A Non-Ford Letter of Credit Liquidity Amount (after giving effect to any drawings on the Class A Non-Ford Letters of Credit on the Five-Year Notes Legal Final Payment Date pursuant to Section 3.3(e)(I)(X) of this Series Supplement).

(Y)  the Class A Ford Letters of Credit, if any, in an amount equal to the lesser of:

(1)           the Class A Ford Letter of Credit Liquidity Amount (after giving effect to any draws to be made on the Class A Ford Letters of Credit on the Three-Year Notes Legal Final Payment Date pursuant to Section 3.3(e)(I)(Y) of this Series Supplement); and (2) the sum of (Aa) the amount by which the Principal Deficit Amount on the Five-Year Notes Legal Final Payment Date

exceeds the sum of the amount to be deposited in the Series 2005-3 Distribution Account in accordance with Section 3.5(c)(i) of this Series Supplement, the amounts to be drawn on the Class B Letters of Credit pursuant to clause (I) above and the Class A Non-Ford Letters of Credit pursuant to clause (X) above, each on such Five-Year Notes Legal Final Payment Date, the amounts to be drawn on the Class B Non-Ford Letters of Credit pursuant to Section 3.13(d)(X) of this Series Supplement and the amounts to be drawn on the Class A Non-Ford Letters of Credit pursuant to Section 3.13(d)(Y) of this Series Supplement, each on the Business Day immediately preceding such Five-Year Notes Legal Final Payment Date, and (Ab) an amount equal to the excess, if any, of (x) the Class A Required Liquidity Amount on the earlier of (I) the date of the first occurrence of a Series 2005-3 Lease Interest Payment Deficit (other than any Series 2005-3 Lease Interest Payment Deficit resulting from a failure to pay Rent or other amount payable by the Lessee under the HVF Lease that is cured in full on or prior to the fifth Business Day after the occurrence of such failure) and (II) the Five-Year Notes Legal Final Payment Date over (y) the aggregate amount, as of the Five-Year Notes Legal Final Payment Date, of all withdrawals from the Class A Reserve Account made since the date set forth in clause (2)(Ab)(x) of this Section 3.5(c)(ii)(D)(II)(Y) or to be made in respect of the Five-Year Notes Legal Final Payment Date pursuant to Section 3.3(d)(i) of this Series Supplement and all drawings made since such date or to be made in respect of the Five-Year Notes Legal Final Payment Date under the Class A Letters of Credit pursuant to Section 3.3(e)(I) of this Series Supplement; provided, however, that any such withdrawals from the Class A Reserve Account and/or drawings made under the Class A Letters of Credit on account of a Series 2005-3 Lease Interest Payment Deficit resulting from a failure to pay Rent or other amount payable by the Lessee under the HVF Lease that is cured in full on or prior to the fifth Business Day after the occurrence of such failure shall be excluded from this clause (y).

Upon receipt of a notice by the Trustee from the Administrator in respect of a Principal Deficit Amount on or prior to 10:30 a.m. (New York City time) on a Payment Date, the Trustee shall, by 12:00 p.m. (New York City time) on such Payment Date draw an amount as set forth in such notice equal to the applicable amount set forth above on:

(X) the Class A Non-Ford Letters of Credit by presenting to each Class A Non-Ford Letter of Credit Provider a draft accompanied by a Class A Certificate of Credit Demand and shall cause the Class A LOC Credit Disbursements to be deposited in the Series 2005-3 Distribution Account on such Payment Date; provided, however, that if the Class A Non-Ford Cash Collateral Account has been established and funded, the Trustee shall withdraw from the Class A Non-Ford Cash Collateral Account and deposit in the Series 2005-3 Distribution Account an amount equal to the lesser of (x) the Class A Non-Ford Cash Collateral Percentage on such Payment Date of the amount set forth in the notice provided to the Trustee by the Administrator and (y) the Class A Available Non-Ford Cash Collateral Account Amount on such Payment Date and draw an amount equal to the remainder of such amount on the Class A Non-Ford Letters of Credit;

(Y) the Class A Ford Letters of Credit by presenting to each Class A Ford Letter of Credit Provider a draft accompanied by a Class A Certificate of Credit Demand and shall cause the Class A LOC Credit Disbursements to be deposited in the Series 2005-3 Distribution Account on such Payment Date; provided, however, that if the Class A Ford Cash Collateral Account has been established and funded, the Trustee shall withdraw from the Class A Ford Cash Collateral Account and deposit in the Series 2005-3 Distribution Account an amount equal to the lesser of (x) the Class A Ford Cash Collateral Percentage on such Payment Date of the amount set forth in the notice provided to the Trustee by the Administrator and (y) the Class A Available Ford Cash Collateral Account Amount on such Payment Date and draw an amount equal to the remainder of such amount on the Class A Ford Letters of Credit; and

(II) (X) the Class B Non-Ford Letters of Credit by presenting to each Class B Non-Ford Letter of Credit Provider a draft accompanied by a Class B Certificate of Credit Demand and shall cause the Class B LOC Credit Disbursements to be deposited in the Series 2005-3 Distribution Account on such Payment Date; provided, however, that if the Class B Non-Ford Cash Collateral Account has been established and funded, the Trustee shall withdraw from the Class B Non-Ford Cash Collateral Account and deposit in the Series 2005-3 Distribution Account an amount equal to the lesser of (x) the Class B Non-Ford Cash Collateral Percentage on such Payment Date of the amount set forth in the notice provided to the Trustee by the Administrator and (y) the Class B Available Cash Collateral Account Amount on such Payment Date and draw an amount equal to the remainder of such amount on the Class B Non-Ford Letters of Credit; and

(Y) the Class B Ford Letters of Credit by presenting to each Class B Ford Letter of Credit Provider a draft accompanied by a Class B Certificate of Credit Demand and shall cause the Class B LOC Credit Disbursements to be deposited in the Series 2005-3 Distribution Account on such Payment Date; provided, however, that if the Class B Ford Cash Collateral Account has been established and funded, the Trustee shall withdraw from the Class B Ford Cash Collateral Account and deposit in the Series 2005-3 Distribution Account an amount equal to the lesser of (x) the Class B Ford Cash Collateral Percentage on such Payment Date of the amount set forth in the notice provided to the Trustee by the Administrator and (y) the Class B Available Cash Collateral Account Amount on such Payment Date and draw an amount equal to the remainder of such amount on the Class B Ford Letters of Credit.

(iii)          Demand on Insurance Policy.  If the sum of the Class A Letter of Credit Amount, the Class A Available Reserve Account Amount, the Class B Letter of Credit Amount and the Class B Available Reserve Account Amount on any Payment Date on which the Class A Principal Deficit Amount will be greater than zero will be less than such Class A Principal Deficit Amount, the Trustee shall make a demand on the Insurance Policy by 12:00 noon (New York City time) on the second Business Day preceding such Payment Date in an amount equal to the Insured Principal Deficit Amount and shall cause the proceeds thereof to be deposited in the Series 2005-3 Distribution Account.

(d)           Legal Final Payment Dates.  (A)  The Class A-1 Principal Amount, the Class B-1 Principal Amount and the Class B-2 Principal Amount shall be due and payable on the Three-Year Notes Legal Final Payment Date.  If the amount to be deposited in the Series 2005-3 Distribution Account in accordance with Section 3.5(a) of this Series Supplement with respect to the Three-Year Notes Legal Final Payment Date together with any amounts to be deposited therein in accordance with Section 3.5(c) of this Series Supplement on the Three-Year Notes Legal Final Payment Date, in each case to pay principal of the Class A Notes and the Class B Notes, is less than the sum of the Class A-1 Outstanding Principal Amount, the Class B-1 Principal Amount and the Class B-2 Principal Amount on the Three-Year Notes Legal Final Payment Date, prior to 10:30 a.m. (New York City time) on the second Business Day prior to the Three-Year Notes Legal Final Payment Date, the Administrator shall instruct the Trustee to withdraw from (I) the Class B Reserve Account, an amount equal to the least of (i) the Class B Available Reserve Account Amount (after giving effect to any withdrawals from the Class B Reserve Account pursuant to Section 3.3(d)(ii) and Section 3.5(c)(i)(A) of this Series Supplement), (ii) the amount by which the Class B Liquidity Amount (after giving effect to any withdrawals from the Class B Reserve Account pursuant to Section 3.3(d)(ii) and Section 3.5(c)(i)(A) of this Series Supplement and any drawings under the Class B Letters of Credit pursuant to Section 3.3(e)(II) and Section 3.5(c)(ii)(B)(I) of this Series Supplement on the Three-Year Notes Legal Final Payment Date) will exceed the Class B Required Liquidity Amount (after giving effect to all anticipated reductions in the Class B Principal Amount on the Three-Year Notes Legal Final Payment Date) and (iii) such insufficiency and (II) the Class A Reserve Account, an amount equal to the least of (i) the Class A Available Reserve Account Amount (after giving effect to any withdrawals from the Class A Reserve Account pursuant to Section 3.3(d)(i) and Section 3.5(c)(i)(B) of this Series Supplement), (ii) the amount by which the Class A Liquidity Amount (after giving effect to any withdrawals from the Class A Reserve Account pursuant to Section 3.3(d)(i) and Section 3.5(c)(i)(B) of this Series Supplement and any drawings under the Class A Letters of Credit pursuant to Section 3.3(e)(I) and Section 3.5(c)(ii)(B)(II) of this Series Supplement on the Three-Year Notes Legal Final Payment Date) will exceed the Class A Required Liquidity Amount (after giving effect to all anticipated reductions in the Class A-1 Principal Amount on the Three-Year Notes Legal Final Payment Date), and (iii) the excess of such insufficiency over the sum of (X) the Class B-1 Principal Amount, (Y) the Class B-2 Principal Amount and (Z) and the amounts withdrawn from the Class B Reserve Account pursuant to clause (I) of this sentence, and deposit such withdrawn amounts in the Series 2005-3 Distribution Account on the Three-Year Notes Legal Final Payment Date.  The Trustee shall withdraw such amounts from the Class A Reserve Account and the Class B Reserve Account and deposit such amounts in the Series 2005-3 Distribution Account on or prior to the Three-Year Notes Legal Final Payment Date.

(B)           [reserved]

(C)           The Class A-2 Principal Amount, the Class B-3 Principal Amount and the Class B-4 Principal Amount shall be due and payable on the Five-Year

Notes Legal Final Payment Date.  If the amount to be deposited in the Series 2005-3 Distribution Account in accordance with Section 3.5(a) of this Series Supplement with respect to the Five-Year Notes Legal Final Payment Date together with any amounts to be deposited therein in accordance with Section 3.5(c) of this Series Supplement on the Five-Year Notes Legal Final Payment Date, in each case to pay principal of the Class A-2 Notes and the Class B Notes, is less than the sum of the Class A-2 Outstanding Principal Amount, the Class B-3 Principal Amount and the Class B-4 Principal Amount on the Five-Year Notes Legal Final Payment Date, prior to 10:30 a.m. (New York City time) on the second Business Day prior to the Five-Year Notes Legal Final Payment Date, the Administrator shall instruct the Trustee to withdraw from (I) the Class B Reserve Account, an amount equal to the lesser of (i) the Class B Available Reserve Account Amount, (after giving effect to any withdrawals from the Class B Reserve Account pursuant to Section 3.3(d)(ii) and Section 3.5(c)(i)(A) of this Series Supplement), and (ii) such insufficiency and (II) the Class A Reserve Account, an amount equal to the lesser of (i) the Class A Available Reserve Account Amount, (after giving effect to any withdrawals from the Class A Reserve Account pursuant to Section 3.3(d)(i) and Section 3.5(c)(i)(B) of this Series Supplement), and (ii) the excess of such insufficiency over the amounts withdrawn from the Class B Reserve Account pursuant to clause (I) above, and deposit such withdrawn amounts in the Series 2005-3 Distribution Account on the Five-Year Notes Legal Final Payment Date.  The Trustee shall withdraw such amounts from the Class A Reserve Account and the Class B Reserve Account and deposit such amounts in the Series 2005-3 Distribution Account on or prior to the Five-Year Notes Legal Final Payment Date.

(D)          If, after giving effect to any such deposits into the Series 2005-3 Distribution Account for payment of the Class A Notes, the amount to be deposited in the Series 2005-3 Distribution Account with respect to the Three-Year Notes Legal Final Payment Date or the Five-Year Notes Legal Final Payment Date, as the case may be, is or will be less than the Class A-1 Outstanding Principal Amount with respect to the Three-Year Notes Legal Final Payment Date, and the Class A-2 Outstanding Principal Amount with respect to the Five-Year Notes Legal Final Payment Date, the Administrator shall instruct the Trustee in writing to make a demand on the Insurance Policy on the second Business Day preceding such Legal Final Payment Date and, upon receipt of such notice, the Trustee shall make a demand on the Insurance Policy on the second Business Day preceding such Legal Final Payment Date in an amount equal to such insufficiency in accordance with the terms thereof and shall cause the proceeds thereof to be deposited in the Series 2005-3 Distribution Account.

(e)           Distribution.  On each Payment Date occurring on or after the date a withdrawal is made pursuant to Section 3.5(a) of this Series Supplement, the Trustee shall, in accordance with Section 6.1 of the Base Indenture, pay (i) first, to the Class A Noteholders the amount deposited in the Series 2005-3 Distribution Account for the payment of principal of the Class A Notes held by such Class A Noteholders pursuant to Section 3.5(a) of this Series Supplement and any amounts deposited in the Series 2005-3 Distribution Account for the payment of principal of such Class A Notes pursuant to Section 3.5(c) of this Series Supplement and, to the extent necessary to pay the Class A-1 Outstanding Principal Amount on the Three-Year Notes Legal Final Payment Date or to

pay the Class A-2 Outstanding Principal Amount on the Five-Year Notes Legal Final Payment Date, amounts deposited in the Series 2005-3 Distribution Account pursuant to Section 3.5(d) of this Series Supplement, (ii) second, once all amounts due to such Class A Noteholders on such Payment Date have been paid in full, to the Class B Noteholders the amount deposited in the Series 2005-3 Distribution Account for the payment of principal of the Class B Notes held by such Class B Noteholders pursuant to Section 3.5(a) of this Series Supplement and any amounts deposited in the Series 2005-3 Distribution Account for the payment of principal of such Class B Notes pursuant to Section 3.5(c) of this Series Supplement and, to the extent necessary to pay the Class B-1 Principal Amount and the Class B-2 Principal Amount on the Three-Year Notes Legal Final Payment Date or to pay the Class B-3 Principal Amount and the Class B-4 Principal Amount on the Five-Year Notes Legal Final Payment Date, amounts deposited in the Series 2005-3 Distribution Account pursuant to Section 3.5(d) of this Series Supplement, (iii) third, once the Series 2005-3 Notes have been paid in full, to Ford the amounts deposited in the Series 2005-3 Distribution Account for the payment of all unpaid Ford Reimbursement Obligations pursuant to Section 3.5(a) of this Series Supplement and (iv) fourth, once all amounts due and owing to Ford pursuant to the immediately preceding clause have been paid in full, only for so long as the Ford LOC Exposure Amount is greater than zero, only to the extent that after giving effect to such payment the Fleet Equity Condition would be satisfied, to each Interest Rate Hedge Provider the amounts deposited in the Series 2005-3 Distribution Account for the payment of all amounts due and owing to it under its Series 2005-3 Interest Rate Hedge.

(f)            Decreases.  (I)  On any Business Day on which (a) a Mandatory Decrease pursuant to Section 2.2(a) of this Series Supplement shall be declared, the Trustee shall withdraw from the Series 2005-3 Excess Collection Account in accordance with the written instructions of the Administrator an amount equal to the lesser of (x) the funds then allocated to the Series 2005-3 Excess Collection Account (including proceeds from any Increase) pursuant to Section 3.2(a)(ii) or (c)(ii) of this Series Supplement and any amounts allocated by HVF to the Series 2005-3 Excess Collection Account pursuant to Section 3.2(e) of this Series Supplement) and, in each case, available for payment of such Mandatory Decrease pursuant to Section 3.2(f) of this Series Supplement and (y) the amount of such Mandatory Decrease, and distribute on a pro rata basis such amount to the Class A Noteholders as a payment of principal or (b) a Voluntary Decrease pursuant to Section 2.2(b) and 3.2(f) of this Series Supplement shall be declared, the Trustee shall distribute the amounts withdrawn from the Series 2005-3 Excess Collection Account and/or the Series 2005-3 Collection Account pursuant to Section 3.2(c) of this Series Supplement in connection with such Voluntary Decrease to the Class A Noteholders as a payment of principal.

(II)           (a)  On the Three-Year Notes Expected Final Payment Date, the Trustee shall withdraw from the Series 2005-3 Excess Collection Account in accordance with the written instructions of the Administrator an amount equal to the lesser of (x) the funds then allocated to the Series 2005-3 Excess Collection Account (including proceeds from any Increase) pursuant to Section 3.2(a)(ii) or (c)(ii) of this Series Supplement and any amounts allocated by HVF to the Series 2005-3 Excess Collection Account pursuant to Section 3.2(e) of this Series Supplement) and, in each case, available for payment of principal of the Class A Notes and the Class B Notes pursuant to Section 3.2(f) of this Series Supplement and (y) the Class A-1 Year Outstanding Principal Amount, the Class B-1 Principal Amount and the Class B-2 Principal Amount on such date, and distribute such amount (I) to the Class A-1 Noteholders on a pro rata basis as payment of principal of the Class A-1 Notes until the Class A-1 Noteholders have been paid the Class A-1 Outstanding Principal Amount in full and (II) once the Class A-1 Noteholders have been paid the Class A-1 Outstanding Principal Amount in full, to the Class B Noteholders on a pro rata basis as a payment of principal of the Class B-1 Notes and the Class B-2 Notes until the Class B-1 Notes and the Class B-2 Notes have been paid in full and (b) on the Five-Year Notes Expected Final Payment Date, the Trustee shall withdraw from the Series 2005-3 Excess Collection Account in accordance with the written instructions of the Administrator an amount equal to the lesser of (x) the funds then allocated to the Series 2005-3 Excess Collection Account (including proceeds from any Increase) pursuant to Section 3.2(a)(ii) or (c)(ii) of this Series Supplement and any amounts allocated by HVF to the Series 2005-3 Excess Collection Account pursuant to Section 3.2(e) of this Series Supplement) and, in each case, available for payment of the Class A Notes and the Class B Notes pursuant to Section 3.2(f) of this Series Supplement and (y) the Class A-2 Outstanding Principal Amount, the Class B-3 Principal Amount and the Class B-4 Principal Amount on such date, and distribute such amount (I) to the Class A Noteholders on a pro rata basis as payment of principal of the Class A-2 Notes until the Class A-2 Noteholders have been paid the Class A-2 Outstanding Principal Amount in full and (II) once the Class A-2 Noteholders have been paid the Class A-2 Outstanding Principal Amount in full, to the Class B Noteholders on a pro rata basis as a payment of principal of the Class B-3 Notes and the Class B-4 Notes until the Class B-3 Notes and the Class B-4 Notes have been paid in full.

Section 3.6.            Payment by Wire Transfer.

On each Payment Date, pursuant to Section 6.1 of the Base Indenture and Sections 3.4 and 3.5 hereof, the Trustee shall cause the amounts (to the extent received by the Trustee) set forth in Section 3.4 or 3.5 of this Series Supplement to be paid by wire transfer of immediately available funds released from the Series 2005-3 Distribution Account no later than 4:30 p.m. (New York City time) for credit to the account designated by the Series 2005-3 Noteholders.

Section 3.7.            The Administrator’s Failure to Instruct the Trustee to Make a Deposit or Payment.

If the Administrator fails to give notice or instructions to make any payment from or deposit into the Collection Account or any Series 2005-3 Series Account required to be given by the Administrator, at the time specified in the Administration Agreement or any other Related Document (including applicable grace periods), the Trustee shall make such payment or deposit into or from the Collection Account or such Series 2005-3 Series Account without such notice or instruction from the Administrator, provided that the Administrator or, in the case of any payment from a Series 2005-3 Series Account, the Insurer, upon request of the Trustee or the Insurer, promptly provides the Trustee with all information necessary to allow the Trustee to make such a payment or deposit.  When any payment or deposit hereunder or under any other Related Document is required to be made by the Trustee at or prior to a specified time, the Administrator shall deliver any applicable written instructions with respect thereto reasonably in advance of such specified time.  If the Administrator fails to give instructions to draw on any Series 2005-3 Letters of Credit with respect to a Class of Series 2005-3 Notes required to be given by the Administrator, at the time specified in this Series Supplement, the Trustee shall draw on such Series 2005-3 Letters of Credit with respect to such Class of Series 2005-3 Notes without such instruction from the Administrator, provided that the Administrator or the Insurer (solely with respect to the Class A Letters of Credit), upon request of the Trustee or the Insurer (solely with respect to the Class A Letters of Credit), promptly provides the Trustee with all information necessary to allow the Trustee to draw on each such Series 2005-3 Letter of Credit.

Section 3.8.            Class A Reserve Account.

(a)           Establishment of Class A Reserve Account.  HVF shall establish and maintain in the name of the Trustee for the benefit of the Series 2005-3 Noteholders, the Insurer, Ford and each Interest Rate Hedge Provider an account (the “Class A Reserve Account”), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Series 2005-3 Noteholders, the Insurer, Ford and each Interest Rate Hedge Provider.  The Class A Reserve Account shall be an Eligible Deposit Account.  If the Class A Reserve Account is at any time no longer an Eligible Deposit Account, HVF shall, within 10 Business Days of obtaining knowledge that the Class A Reserve Account is no longer an Eligible Deposit Account, establish a new Class A Reserve Account that is an Eligible Deposit Account.  If a new Class A Reserve Account is established, HVF shall instruct the Trustee in writing to transfer all cash and investments from the non-qualifying Class A Reserve Account into the new Class A Reserve Account.  Initially, the Class A Reserve Account will be established with the Trustee.

(b)           Administration of the Class A Reserve Account.  HVF may instruct (by standing instructions or otherwise) the institution maintaining the Class A Reserve Account to invest funds on deposit in the Class A Reserve Account from time to time in Permitted Investments; provided, however, that any such investment shall mature not later than the Business Day prior to the first Payment Date following the date on which such funds were received (including funds received upon a payment in respect of a Permitted Investment made with funds on deposit in the Class A Reserve Account), unless any Permitted Investment held in the Class A Reserve Account is held with the Trustee, then such investment may mature on such Payment Date so long as such funds shall be available for withdrawal on or prior to such Payment Date.  HVF shall not direct the Trustee to dispose of (or permit the disposal of) any Permitted Investments prior to the maturity thereof to the extent such disposal would result in a loss of the initial purchase price of such Permitted Investment.  In the absence of written investment instructions hereunder, funds on deposit in the Class A Reserve Account shall remain uninvested.

(c)           Earnings from Class A Reserve Account.  All interest and earnings (net of losses and investment expenses) paid on funds on deposit in the Class A Reserve Account shall be deemed to be on deposit therein and available for distribution.

(d)           Class A Reserve Account Constitutes Additional Collateral for Series 2005-3 Notes.  In order to secure and provide for the repayment and payment of the Note Obligations with respect to the Series 2005-3 Notes, HVF hereby grants a security interest in and assigns, pledges, grants, transfers and sets over to the Trustee, for the benefit of the Series 2005-3 Noteholders, the Insurer, Ford and each Interest Rate Hedge Provider, all of HVF’s right, title and interest in and to the following (whether now or hereafter existing or acquired):  (i) the Class A Reserve Account, including any security entitlement thereto; (ii) all funds on deposit therein from time to time; (iii) all certificates and instruments, if any, representing or evidencing any or all of the Class A Reserve Account or the funds on deposit therein from time to time; (iv) all investments made at any time and from time to time with monies in the Class A Reserve Account, whether constituting securities, instruments, general intangibles, investment property, financial assets or other property; (v) all interest, dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for the Class A Reserve Account, the funds on deposit therein from time to time or the investments made with such funds; and (vi) all proceeds of any and all of the foregoing, including, without limitation, cash (the items in the foregoing clauses (i) through (vi) are referred to, collectively, as the “Class A Reserve Account Collateral”).

(e)           Class A Reserve Account Surplus.  In the event that the Class A Reserve Account Surplus on any Payment Date is greater than zero, the Trustee, acting in accordance with the written instructions of the Administrator (with a copy to the Insurer), shall withdraw from the Class A Reserve Account an amount equal to the Class A Reserve Account Surplus and (i) deposit in the Class B Reserve Account the lesser of (x) such Class A Reserve Account Surplus and (y) the excess, if any, of the Class B Required Reserve Account Amount as of such Payment Date over the Class B Available Reserve Account Amount as of such Payment Date, in each case as of such Payment Date, (ii) pay to Ford the lesser of (x) the excess of such Class A Reserve Account Surplus over the amounts deposited pursuant to clause (i) above and (y) all unpaid Ford Reimbursement Obligations and (iii) only for so long as the Ford LOC Exposure Amount is greater than zero, only to the extent that after giving effect to any such payment, the Fleet Equity Condition would be satisfied, (A) pay to each Interest Rate Hedge Provider on a pro rata basis the lesser of (x) the excess of such Class A Reserve Account Surplus over the amounts deposited and/or paid pursuant to clauses (i) and (ii) above and (y) all amounts then due and owing to each such Interest Rate Hedge Provider under its Series 2005-3 Interest Rate Hedge and (B) pay to HVF any portion of such Class A Reserve Account Surplus remaining after any required deposit and/or payment pursuant to clauses (i) through (iii)(A) above.

(f)            Termination of Class A Reserve Account.  On or after the date on which the Series 2005-3 Notes are fully paid, the Insurer has been paid all Insurer Fees and all other Insurer Reimbursement Amounts due, each Interest Rate Hedge Provider has been paid all amounts due and owing to it from HVF under its Series 2005-3 Interest

Rate Hedge and Ford has been paid all unpaid Ford Reimbursement Obligations, the Trustee, acting in accordance with the written instructions of the Administrator, only for so long as the Ford LOC Exposure Amount is greater than zero, only to the extent that after giving effect to any such withdrawal, the Fleet Equity Condition would be satisfied, shall withdraw from the Class A Reserve Account all remaining amounts on deposit therein for payment to HVF.

Section 3.9.            Class A Letters of Credit and Class A Cash Collateral Accounts.

(a)           (I)  Class A Ford Cash Collateral Account Constitutes Additional Collateral for Series 2005-3 Notes.  In order to secure and provide for the repayment and payment of the Note Obligations with respect to the Series 2005-3 Notes, HVF hereby grants a security interest in and assigns, pledges, grants, transfers and sets over to the Trustee, for the benefit of the Series 2005-3 Noteholders, the Insurer, Ford and each Interest Rate Hedge Provider, all of HVF’s right, title and interest in and to the following (whether now or hereafter existing or acquired):  (i) the Class A Ford Cash Collateral Account, including any security entitlement thereto; (ii) all funds on deposit in the Class A Ford Cash Collateral Account from time to time; (iii) all certificates and instruments, if any, representing or evidencing any or all of the Class A Ford Cash Collateral Account or the funds on deposit therein from time to time; (iv) all investments made at any time and from time to time with monies in the Class A Ford Cash Collateral Account, whether constituting securities, instruments, general intangibles, investment property, financial assets or other property; (v) all interest, dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for the Class A Ford Cash Collateral Account, the funds on deposit therein from time to time or the investments made with such funds; and (vi) all proceeds of any and all of the foregoing, including, without limitation, cash (the items in the foregoing clauses (i) through (vi) are referred to, collectively, as the “Class A Ford Cash Collateral Account Collateral”).

(II)           Class A Non-Ford Cash Collateral Account Constitutes Additional Collateral for Series 2005-3 Notes.  In order to secure and provide for the repayment and payment of the Note Obligations with respect to the Series 2005-3 Notes, HVF hereby grants a security interest in and assigns, pledges, grants, transfers and sets over to the Trustee, for the benefit of the Series 2005-3 Noteholders, the Insurer, Ford and each Interest Rate Hedge Provider, all of HVF’s right, title and interest in and to the following (whether now or hereafter existing or acquired):  (i) the Class A Non-Ford Cash Collateral Account, including any security entitlement thereto; (ii) all funds on deposit in the Class A Non-Ford Cash Collateral Account from time to time; (iii) all certificates and instruments, if any, representing or evidencing any or all of the Class A Non-Ford Cash Collateral Account or the funds on deposit therein from time to time; (iv) all investments made at any time and from time to time with monies in the Class A Non-Ford Cash Collateral Account, whether constituting securities, instruments, general intangibles, investment property, financial assets or other property; (v) all interest, dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for the Class A Non-Ford Cash Collateral

 Account, the funds on deposit therein from time to time or the investments made with such funds; and (vi) all proceeds of any and all of the foregoing, including, without limitation, cash (the items in the foregoing clauses (i) through (vi) are referred to, collectively, as the “Class A Non-Ford Cash Collateral Account Collateral”).

(b)           Class A Letter of Credit Expiration Date. If prior to the date which is sixteen (16) Business Days prior to the then scheduled Class A Letter of Credit Expiration Date with respect to any Class A Letter of Credit, excluding the amount available to be drawn under such Class A Letter of Credit but taking into account each substitute Class A Letter of Credit which has been obtained from a Class A Eligible Letter of Credit Provider or a Class A Eligible Ford Letter of Credit Provider, as applicable, and is in full force and effect on such date, (i) the Class A Adjusted Enhancement Amount would be equal to or greater than the Class A Required Enhancement Amount, (ii) the Class A Adjusted Liquidity Amount would be equal to or greater than the Class A Required Liquidity Amount, (iii) the Class B Adjusted Enhancement Amount would be equal to or greater than the Class B Required Enhancement Amount and (iv) if the expiring Class A Letter of Credit is a Class A Non-Ford Letter of Credit, the Class A Non-Ford Letter of Credit Liquidity Amount would be equal to or greater than the Series 2005-3 Demand Note Payment Amount, then the Administrator shall notify the Trustee and the Insurer in writing no later than fifteen (15) Business Days prior to such Class A Letter of Credit Expiration Date of such determination.  If prior to the date which is sixteen (16) Business Days prior to the then scheduled Class A Letter of Credit Expiration Date with respect to any Class A Letter of Credit, excluding such Class A Letter of Credit but taking into account any substitute Class A Letter of Credit which has been obtained from a Class A Eligible Letter of Credit Provider or a Class A Eligible Ford Letter of Credit Provider, as applicable, and is in full force and effect on such date, (i)  the Class A Adjusted Enhancement Amount would be less than the Class A Required Enhancement Amount, (ii) the Class A Adjusted Liquidity Amount would be less than the Class A Required Liquidity Amount, (iii) the Class B Adjusted Enhancement Amount would be less than the Class B Required Enhancement Amount, or (iv) if the expiring Class A Letter of Credit is a Class A Non-Ford Letter of Credit, the Class A Non-Ford Letter of Credit Liquidity Amount would be less than the Series 2005-3 Demand Note Payment Amount, then the Administrator shall notify the Trustee and the Insurer in writing no later than fifteen (15) Business Days prior to such Class A Letter of Credit Expiration Date of (x) the greatest of (A) the excess, if any, of the Class A Required Enhancement Amount over the Class A Adjusted Enhancement Amount, excluding such Class A Letter of Credit but taking into account any substitute Class A Letter of Credit which has been obtained from a Class A Eligible Letter of Credit Provider or a Class A Eligible Ford Letter of Credit Provider, as applicable, and is in full force and effect on such date, (B) the excess, if any, of the Class A Required Liquidity Amount over the Class A Adjusted Liquidity Amount, excluding such Class A Letter of Credit but taking into account each substitute Class A Letter of Credit which has been obtained from a Class A Eligible Letter of Credit Provider or a Class A Eligible Ford Letter of Credit Provider as applicable, and is in full force and effect on such date, (C) the excess, if any, of the Class B Required Enhancement Amount over the Class B Adjusted Enhancement Amount, excluding such Class A Letter of Credit but taking into account any substitute Class A Letter of Credit which has been obtained from a Class A Eligible Letter of Credit Provider or a Class A Eligible Ford Letter of Credit Provider, as applicable, and is in full force and effect on such date and (D) if the expiring Class A Letter of Credit is a Class A Non-Ford Letter of Credit, the excess, if any, of the Series 2005-3 Demand Note Payment Amount over the Class A Non-Ford Letter of Credit Liquidity Amount, excluding such Class A Non-Ford Letter of Credit but taking into account each substitute Class A Non-Ford Letter of Credit which has been obtained from a Class A Eligible Letter of Credit Provider and is in full force and effect on such date, and (y) the amount available to be drawn on such expiring Class A Letter of Credit on such date.  Upon receipt of such notice by the Trustee on or prior to 10:30 a.m. (New York City time) on any Business Day, the Trustee shall, by 12:00 p.m. (New York City time) on such Business Day (or, in the case of any notice given to the Trustee after 10:30 a.m. (New York City time), by 12:00 p.m. (New York City time) on the next following Business Day), draw the lesser of the amounts set forth in clauses (x) and (y) above on such Class A Letter of Credit by presenting a draft accompanied by a Class A Certificate of Termination Demand and shall cause the Class A LOC Termination Disbursements to be deposited in the Class A Non-Ford Collateral Account, in the case of a Class A LOC Termination Disbursement under a Class A Non-Ford Letter of Credit, and the Class A Ford Cash Collateral Account, in the case of a Class A LOC Termination Disbursement under a Class A Ford Letter of Credit.  If the Trustee does not receive the notice from the Administrator described above on or prior to the date that is fifteen (15) Business Days prior to each Class A Letter of Credit Expiration Date, the Trustee shall, by 12:00 p.m. (New York City time) on such Business Day draw the full amount of such Class A Letter of Credit by presenting a draft accompanied by a Class A Certificate of Termination Demand and shall cause the Class A LOC Termination Disbursements to be deposited in the applicable Class A Cash Collateral Account.

(c)           Class A Letter of Credit Providers.  The Administrator shall notify the Trustee, Fitch and the Insurer in writing within one Business Day of becoming aware that the short-term debt credit rating of any Class A Letter of Credit Provider has fallen below “A-1” as determined by Standard & Poor’s or “P-1” as determined by Moody’s or the long-term debt credit rating of any Class A Letter of Credit Provider has fallen below “A+” as determined by Standard & Poor’s or “A1” as determined by Moody’s (with respect to any Class A Letter of Credit Provider, a “Class A Downgrade Event”).  On the thirtieth (30th) day after the occurrence of a Class A Downgrade Event with respect to any Class A Letter of Credit Provider, the Administrator shall notify the Trustee and the Insurer in writing on such date of (i) the greatest of (A) the excess, if any, of the Class A Required Enhancement Amount over the Class A Adjusted Enhancement Amount, excluding the available amount under the Class A Letter of Credit issued by such Class A Letter of Credit Provider, on such date, (B) the excess, if any, of the Class A Required Liquidity Amount over the Class A Adjusted Liquidity Amount, excluding the available amount under such Class A Letter of Credit, on such date, (C) the excess, if any, of the Class B Required Enhancement Amount over the Class B Adjusted Enhancement Amount, excluding the available amount under the Class A Letter of Credit issued by such Class A Letter of Credit Provider, on such date and (D) if the Class A Downgrade Event affects a Class A Non-Ford Letter of Credit, the excess, if any, of the Series 2005-3

Demand Note Payment Amount over the Class A Non-Ford Letter of Credit Liquidity Amount, excluding the available amount under such Class A Non-Ford Letter of Credit, on such date, and (ii) the amount available to be drawn on such Class A Letter of Credit on such date.  Upon receipt of such notice by the Trustee on or prior to 10:30 a.m. (New York City time) on any Business Day, the Trustee shall, by 12:00 p.m. (New York City time) on such Business Day (or, in the case of any notice given to the Trustee after 10:30 a.m. (New York City time), by 12:00 p.m. (New York City time) on the next following Business Day), draw on such Class A Letter of Credit in an amount equal to the lesser of the amount in clause (i) or clause (ii) of the immediately preceding sentence on such Business Day by presenting a draft accompanied by a Class A Certificate of Termination Demand and shall cause the Class A LOC Termination Disbursement to be deposited in a Class A Non-Ford Cash Collateral Account, in the case of a Class A LOC Termination Disbursement under a Class A Non-Ford Letter of Credit, and the Class A Ford Cash Collateral Account, in the case of a Class A LOC Termination Disbursement under a Class A Ford Letter of Credit.

(d)           Class A Preference Amount Demands on the Class A Non-Ford Letters of Credit.  If the Insurer notifies the Trustee in writing that the Insurer shall have made a payment under the Insurance Policy in respect of a Class A Preference Amount, subject to the satisfaction of the conditions set forth in the next succeeding sentence, the Trustee shall draw an amount equal to the lesser of (i) such Class A Preference Amount and (ii) the Class A Non-Ford Letter of Credit Liquidity Amount on the Class A Non-Ford Letters of Credit by presenting to each Class A Non-Ford Letter of Credit Provider (with a copy to the Insurer) a draft accompanied by a Class A Certificate of Preference Payment Demand and shall cause the Class A LOC Preference Payment Disbursements to be paid to the Insurer; provided, however, that if the Class A Non-Ford Cash Collateral Account has been established and funded, the Trustee shall draw an amount equal to the product of (a) 100% minus the Class A Non-Ford Cash Collateral Percentage and (b) the lesser of the amounts referred to in clause (i) and (ii) on such Business Day on the Class A Non-Ford Letters of Credit as calculated by the Administrator, at the request of the Trustee, and provided in writing to the Trustee and the Insurer.  Prior to any draw on the Class A Non-Ford Letters of Credit or withdrawal from the Class A Non-Ford Cash Collateral Account pursuant to this Section 3.9(d), the Trustee shall have received a certified copy of the order requiring the return of such Class A Preference Amount.

(e)           (I)  Reductions in Stated Amounts of the Class A Ford Letters of Credit.  If the Trustee receives a written notice from the Lessee, substantially in the form of Exhibit D-1-1, requesting a reduction in the stated amount of any Class A Ford Letter of Credit, the Trustee shall within two Business Days of the receipt of such notice deliver to the Class A Ford Letter of Credit Provider who issued such Class A Ford Letter of Credit with a copy to Ford a Class A Notice of Reduction requesting a reduction in the stated amount of such Class A Ford Letter of Credit in the amount requested in such notice effective on the date set forth in such notice, provided that on such effective date, after giving effect to the requested reduction in the stated amount of such Class A Ford Letter of Credit, (i) the Class A Adjusted Enhancement Amount will equal or exceed the Class A Required Enhancement Amount, (ii) the Class A Adjusted Liquidity Amount will equal or exceed the Class A Required Liquidity Amount, and (iii) the Class B

Adjusted Enhancement Amount will equal or exceed the Class B Required Enhancement Amount.  If the Trustee receives a written notice from Ford, substantially in the form of Exhibit D-1-2, requesting the replacement of any Class A Ford Letter of Credit, the Trustee shall within two Business Days of the receipt of such notice and upon receipt of a substitute Class A Ford Letter of Credit having a stated amount equal to the available amount of the Class A Ford Letter of Credit being replaced issued by a Class A Eligible Ford Letter of Credit Provider deliver to the Class A Letter of Credit Provider who issued the Class A Ford Letter of Credit being replaced a written notice in the form provided in such Class A Ford Letter of Credit confirming cancellation of such Class A Ford Letter of Credit and shall deliver such cancelled Class A Ford Letter of Credit to such Class A Letter of Credit Provider as soon as practicable.

(II)           Reductions in Stated Amounts of the Class A Non-Ford Letters of Credit.  If the Trustee receives a written notice from the Lessee, substantially in the form of Exhibit D-2, requesting a reduction in the stated amount of any Class A Non-Ford Letter of Credit, the Trustee shall within two Business Days of the receipt of such notice deliver to the Class A Non-Ford Letter of Credit Provider who issued such Class A Non-Ford Letter of Credit a Class A Notice of Reduction requesting a reduction in the stated amount of such Class A Non-Ford Letter of Credit in the amount requested in such notice effective on the date set forth in such notice, provided that on such effective date, after giving effect to the requested reduction in the stated amount of such Class A Non-Ford Letter of Credit, (i) the Class A Adjusted Enhancement Amount will equal or exceed the Class A Required Enhancement Amount, (ii) the Class A Adjusted Liquidity Amount will equal or exceed the Class A Required Liquidity Amount, (iii) the Class B Adjusted Enhancement Amount will equal or exceed the Class B Required Enhancement Amount, and (iv) the Class A Non-Ford Letter of Credit Liquidity Amount will equal or exceed the Series 2005-3 Demand Note Payment Amount.

(f)            (I)  Draws on the Class A Ford Letters of Credit.  If there is more than one Class A Ford Letter of Credit on the date of any draw on the Class A Ford Letters of Credit pursuant to the terms of this Series Supplement (other than pursuant to Sections 3.9(b) and (c) of this Series Supplement), the Administrator shall instruct the Trustee, in writing, to draw on each Class A Ford Letter of Credit in an amount equal to the Pro Rata Share of the Class A Ford Letter of Credit Provider issuing such Class A Ford Letter of Credit of the amount of such draw on the Class A Ford Letters of Credit.

(II)           Draws on the Class A Non-Ford Letters of Credit.  If there is more than one Class A Non-Ford Letter of Credit on the date of any draw on the Class A Non-Ford Letters of Credit pursuant to the terms of this Series Supplement (other than pursuant to Sections 3.9(b) and (c) of this Series Supplement), the Administrator shall instruct the Trustee, in writing, to draw on each Class A Non-Ford Letter of Credit in an amount equal to the Pro Rata Share of the Class A Non-Ford Letter of Credit Provider issuing such Class A Non-Ford Letter of Credit of the amount of such draw on the Class A Non-Ford Letters of Credit.

(g)           (I)  Establishment of Class A Ford Cash Collateral Account.  On or prior to the date of any drawing under a Class A Ford Letter of Credit pursuant to

Section 3.9(b) or (c) of this Series Supplement, HVF shall establish and maintain in the name of the Trustee for the benefit of the Series 2005-3 Noteholders, the Insurer, Ford and each Interest Rate Hedge Provider, an account (the “Class A Ford Cash Collateral Account”), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Series 2005-3 Noteholders, the Insurer, Ford and each Interest Rate Hedge Provider.  The Class A Ford Cash Collateral Account shall be an Eligible Deposit Account.  If the Class A Ford Cash Collateral Account is at any time no longer an Eligible Deposit Account, HVF shall, within 10 Business Days of obtaining knowledge that the Class A Ford Cash Collateral Account is no longer an Eligible Deposit Account, establish a new Class A Ford Cash Collateral Account that is an Eligible Deposit Account.  If a new Class A Ford Cash Collateral Account is established, HVF shall instruct the Trustee in writing to transfer all cash and investments from the non-qualifying Class A Ford Cash Collateral Account into the new Class A Ford Cash Collateral Account.

(II)           Establishment of Class A Non-Ford Cash Collateral Account.  On or prior to the date of any drawing under a Class A Non-Ford Letter of Credit pursuant to Section 3.9(b) or (c) of this Series Supplement, HVF shall establish and maintain in the name of the Trustee for the benefit of the Series 2005-3 Noteholders, the Insurer, Ford and each Interest Rate Hedge Provider, an account (the “Class A Non-Ford Cash Collateral Account”), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Series 2005-3 Noteholders, the Insurer, Ford and each Interest Rate Hedge Provider.  The Class A Non-Ford Cash Collateral Account shall be an Eligible Deposit Account.  If the Class A Non-Ford Cash Collateral Account is at any time no longer an Eligible Deposit Account, HVF shall, within 10 Business Days of obtaining knowledge that the Class A Non-Ford Cash Collateral Account is no longer an Eligible Deposit Account, establish a new Class A Non-Ford Cash Collateral Account that is an Eligible Deposit Account.  If a new Class A Non-Ford Cash Collateral Account is established, HVF shall instruct the Trustee in writing to transfer all cash and investments from the non-qualifying Class A Non-Ford Cash Collateral Account into the new Class A Non-Ford Cash Collateral Account

(h)           Administration of the Class A Cash Collateral Account.  HVF may instruct (by standing instructions or otherwise) the institution maintaining a Class A Cash Collateral Account to invest funds on deposit in a Class A Cash Collateral Account from time to time in Permitted Investments.  Any investment of funds on deposit in a Class A Cash Collateral Account shall mature not later than the Business Day prior to the first Payment Date following the date on which such funds were received (including funds received upon a payment in respect of a Permitted Investment made with funds on deposit in a Class A Cash Collateral Account), unless any Permitted Investment held in such Class A Cash Collateral Account is held with the Trustee, in which case such investment may mature on such Payment Date so long as such funds shall be available for withdrawal on or prior to such Payment Date.  HVF shall not direct the Trustee to dispose of (or permit the disposal of) any Permitted Investments prior to the maturity thereof to the extent such disposal would result in a loss of the initial purchase price of such Permitted Investment.  In the absence of written investment instructions hereunder, funds on deposit in a Class A Cash Collateral Account shall remain uninvested.

(i)            Earnings from Class A Cash Collateral Account.  All Class A Cash Collateral Account Interest and Earnings shall be deemed to be on deposit therein and available for distribution.

(j)            Class A Cash Collateral Account Surplus.  (X) In the event that the Class A Cash Collateral Account Surplus on any Payment Date is greater than zero, the Administrator may direct the Trustee to, and the Trustee, acting in accordance with the written instructions of the Administrator (with a copy to the Insurer), shall, subject to the limitations set forth in this Section 3.8(j)(X), withdraw the amount specified by the Administrator from the Class A Cash Collateral Account specified by the Administrator and apply such amount in accordance with the terms of this Section 3.8(j)(X).  The amount of any such withdrawal from the Class A Ford Cash Collateral Account shall be limited to the lesser of (a) the Class A Available Ford Cash Collateral Account Amount on such Payment Date and (b) the Class A Cash Collateral Account Surplus (after giving effect to any withdrawal from the Class A Non-Ford Cash Collateral Account) on such Payment Date.  The amount of any such withdrawal from the Class A Non-Ford Cash Collateral Account shall be limited to the least of (a) the Class A Available Non-Ford Cash Collateral Account Amount on such Payment Date, (b) the Class A Cash Collateral Account Surplus (after giving effect to any withdrawal from the Class A Ford Cash Collateral Account) on such Payment Date and (c) the excess, if any, of the Class A Non-Ford Letter of Credit Liquidity Amount on such Payment Date over the Series 2005-3 Demand Note Payment Amount on such Payment Date.  Any amounts withdrawn from the Class A Ford Cash Collateral Account pursuant to this Section 3.8(j)(X) shall be paid to Ford.  Any amounts withdrawn from the Class A Non-Ford Cash Collateral Account shall be paid:  first, to Ford to the extent that there are unpaid Ford Reimbursement Obligations due and owing to Ford, the lesser of the amount withdrawn from the Class A Non-Ford Cash Collateral Account and the amount of such unpaid Ford Reimbursement Obligations, second, only for so long as the Ford LOC Exposure Amount is greater than zero, only to the extent that after giving effect to any such withdrawal, the Fleet Equity Condition would be satisfied, to the Class A Non-Ford Letter of Credit Providers, to the extent that there are unreimbursed Class A Disbursements due and owing to such Class A Non-Ford Letter of Credit Providers in respect of the Class A Non-Ford Letters of Credit, for application in accordance with the provisions of the respective Class A Non-Ford Letter of Credit Reimbursement Agreement, and third, only for so long as the Ford LOC Exposure Amount is greater than zero, only to the extent that after giving effect to any such withdrawal, the Fleet Equity Condition would be satisfied, to HVF any remaining amounts.  (Y) Irrespective of whether there is a Class A Cash Collateral Account Surplus, in the event that the Class A Ford Cash Collateral Account has been established pursuant to Section 3.8(g)(I) of this Series Supplement, the proceeds of one or more Class A LOC Termination Disbursements have been deposited therein pursuant to Section 3.8(b) or Section 3.8(c) of this Series Supplement and Ford delivers to the Trustee a Class A Ford Letter of Credit from a Class A Ford Eligible Letter of Credit Provider the Administrator shall direct the Trustee to, and the Trustee, acting in accordance with the written instructions of the Administrator shall withdraw from the Class A Ford Cash Collateral Account an amount equal to the stated amount of such Class A Ford Letter of Credit and pay such amount to Ford.

(k)           Termination of Class A Cash Collateral Accounts.  (X)  On the earlier of the termination of this Series Supplement in accordance with Section 7.14 of this Series Supplement and the Five-Year Notes Legal Final Payment Date, the Trustee, acting in accordance with the written instructions of the Administrator, shall withdraw from the Class A Ford Cash Collateral Account and (i) pay to Ford an amount equal to the lesser of (x) the Class A Available Ford Cash Collateral Account Amount and (y) the excess, if any, of (A) the aggregate amount of Class A LOC Termination Disbursements deposited into the Class A Ford Cash Collateral Account pursuant to Section 3.9(b) or Section 3.9(c) of this Series Supplement over (B) the aggregate amount withdrawn from the Class A Ford Cash Collateral Account pursuant to Section 3.3(e)(I)(Y) or Section 3.5(c)(ii) of this Series Supplement that has not be reimbursed by HVF in accordance with Section 3.17 of this Series Supplement on or prior to such date, (ii) pay to Ford, an amount equal to the lesser of (x) the amount of unpaid Ford Reimbursement Obligations due and owing to Ford and (y) the excess, if any, of the Class A Available Ford Cash Collateral Account Amount over the amount paid to Ford pursuant to clause (i) above and (iii) pay to HVF, any funds remaining in the Class A Ford Cash Collateral Account..

(Y)  Upon the termination of this Series Supplement in accordance with its terms, the Trustee, acting in accordance with the written instructions of the Administrator, after the prior payment of all amounts due and owing to the Series 2005-3 Noteholders, the Insurer, Ford and each Interest Rate Hedge Provider and payable from the Class A Non-Ford Cash Collateral Account as provided herein, shall withdraw from such Class A Non-Ford Cash Collateral Account all amounts on deposit therein (to the extent not withdrawn pursuant to Section 3.9(d) above) and shall pay such amounts, first, to Ford to the extent that there are unpaid Ford Reimbursement Obligations due and owing to Ford, second, only for so long as the Ford LOC Exposure Amount is greater than zero, only to the extent that after giving effect to any such withdrawal, the Fleet Equity Condition would be satisfied, pro rata to the Class A Non-Ford Letter of Credit Providers, to the extent that there are unreimbursed Class A Disbursements due and owing to such Class A Non-Ford Letter of Credit Providers, for application in accordance with the provisions of the respective Class A Non-Ford Letters of Credit, and third, only for so long as the Ford LOC Exposure Amount is greater than zero, only to the extent that after giving effect to any such withdrawal, the Fleet Equity Condition would be satisfied, to HVF any remaining amounts.

Section 3.10.          Series 2005-3 Distribution Account.

(a)           Establishment of Series 2005-3 Distribution Account.  The Trustee shall establish and maintain in the name of the Trustee for the benefit of the Series 2005-3 Noteholders, the Series 2005-3 Interest Rate Hedge Provider and Ford an account (the “Series 2005-3 Distribution Account”), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Series 2005-3 Noteholders, the Series 2005-3 Interest Rate Hedge Provider and Ford.  The Series 2005-3 Distribution Account shall be an Eligible Deposit Account.  If the Series 2005-3 Distribution Account is at any time no longer an Eligible Deposit Account, HVF shall, within 10 Business Days of obtaining knowledge that the Series 2005-3 Distribution Account is no longer an

Eligible Deposit Account, establish a new Series 2005-3 Distribution Account that is an Eligible Deposit Account.  If a new Series 2005-3 Distribution Account is established, HVF shall instruct the Trustee in writing to transfer all cash and investments from the non-qualifying Series 2005-3 Distribution Account into the new Series 2005-3 Distribution Account.  Initially, the Series 2005-3 Distribution Account will be established with the Trustee.

(b)           Administration of the Series 2005-3 Distribution Account.  The Administrator may instruct the institution maintaining the Series 2005-3 Distribution Account in writing to invest funds on deposit in the Series 2005-3 Distribution Account from time to time in Permitted Investments; provided, however, that any such investment shall mature not later than the Business Day prior to the Payment Date following the date on which such funds were received (including funds received upon a payment in respect of a Permitted Investment made with funds on deposit in the Series 2005-3 Distribution Account), unless any Permitted Investment held in the Series 2005-3 Distribution Account is held with the Trustee, then such investment may mature on such Payment Date and such funds shall be available for withdrawal on or prior to such Payment Date.  All such Permitted Investments will be credited to the Series 2005-3 Distribution Account.  HVF shall not direct the Trustee to dispose of (or permit the disposal of) any Permitted Investments prior to the maturity thereof to the extent such disposal would result in a loss of the initial purchase price of such Permitted Investment.  In the absence of written investment instructions hereunder, funds on deposit in the Series 2005-3 Distribution Account shall remain uninvested.

(c)           Earnings from Series 2005-3 Distribution Account.  All interest and earnings (net of losses and investment expenses) paid on funds on deposit in the Series 2005-3 Distribution Account shall be deemed to be on deposit and available for distribution.

(d)           Series 2005-3 Distribution Account Constitutes Additional Collateral for Series 2005-3 Notes.  In order to secure and provide for the repayment and payment of the Note Obligations with respect to the Series 2005-3 Notes, HVF hereby grants a security interest in and assigns, pledges, grants, transfers and sets over to the Trustee, for the benefit of the Series 2005-3 Noteholders and Ford, all of HVF’s right, title and interest in and to the following (whether now or hereafter existing or acquired): (i) the Series 2005-3 Distribution Account, including any security entitlement thereto; (ii) all funds on deposit therein from time to time; (iii) all certificates and instruments, if any, representing or evidencing any or all of the Series 2005-3 Distribution Account or the funds on deposit therein from time to time; (iv) all investments made at any time and from time to time with monies in the Series 2005-3 Distribution Account, whether constituting securities, instruments, general intangibles, investment property, financial assets or other property; (v) all interest, dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for the Series 2005-3 Distribution Account, the funds on deposit therein from time to time or the investments made with such funds; and (vi) all proceeds of any and all of the foregoing, including, without limitation, cash (the items in the foregoing clauses (i)

through (vi) are referred to, collectively, as the “Series 2005-3 Distribution Account Collateral”).

Section 3.11.          Trustee as Securities Intermediary.

(a)           The Trustee or other Person holding the Series 2005-3 Collection Account, the Series 2005-3 Excess Collection Account, the Series 2005-3 Accrued Interest Account, the Class A Reserve Account, the Class B Reserve Account, the Series 2005-3 Cash Collateral Account or the Series 2005-3 Distribution Account (each a “Series 2005-3 Designated Account”) shall be the “Securities Intermediary”.  If the Securities Intermediary in respect of any Series 2005-3 Designated Account is not the Trustee, HVF shall obtain the express agreement of such Person to the obligations of the Securities Intermediary set forth in this Section 3.11.

(b)           The Securities Intermediary agrees that:

(i)            The Series 2005-3 Designated Accounts are accounts to which “financial assets” within the meaning of Section 8-102(a)(9) (“Financial Assets”) of the UCC in effect in the State of New York (the “New York UCC”) will be credited;

(ii)           All securities or other property underlying any Financial Assets credited to any Series 2005-3 Designated Account shall be registered in the name of the Securities Intermediary, indorsed to the Securities Intermediary or in blank or credited to another securities account maintained in the name of the Securities Intermediary and in no case will any Financial Asset credited to any Series 2005-3 Designated Account be registered in the name of HVF, payable to the order of HVF or specially endorsed to HVF;

(iii)          All property delivered to the Securities Intermediary pursuant to this Series Supplement will be promptly credited to the appropriate Series 2005-3 Designated Account;

(iv)          Each item of property (whether investment property, security, instrument or cash) credited to a Series 2005-3 Designated Account shall be treated as a Financial Asset;

(v)           If at any time the Securities Intermediary shall receive any order from the Trustee directing transfer or redemption of any Financial Asset relating to the Series 2005-3 Designated Accounts, the Securities Intermediary shall comply with such entitlement order without further consent by HVF or the Administrator;

(vi)          The Series 2005-3 Designated Accounts shall be governed by the laws of the State of New York, regardless of any provision of any other agreement.  For purposes of the UCC, New York shall be deemed to the Securities Intermediary’s jurisdiction and the Series 2005-3 Designated Accounts (as well as the “securities entitlements” (as defined in Section 8-102(a)(17) of the

New York UCC) related thereto) shall be governed by the laws of the State of New York;

(vii)         The Securities Intermediary has not entered into, and until termination of this Series Supplement, will not enter into, any agreement with any other Person relating to the Series 2005-3 Designated Accounts and/or any Financial Assets credited thereto pursuant to which it has agreed to comply with entitlement orders (as defined in Section 8-102(a)(8) of the New York UCC) of such other Person and the Securities Intermediary has not entered into, and until the termination of this Series Supplement will not enter into, any agreement with HVF purporting to limit or condition the obligation of the Securities Intermediary to comply with entitlement orders as set forth in Section 3.11(b)(v) of this Series Supplement; and

(viii)        Except for the claims and interest of the Trustee and HVF in the Series 2005-3 Designated Accounts, the Securities Intermediary knows of no claim to, or interest, in the Series 2005-3 Designated Accounts or in any Financial Asset credited thereto.  If the Securities Intermediary has actual knowledge of the assertion by any other person of any lien, encumbrance, or adverse claim (including any writ, garnishment, judgment, warrant of attachment, execution or similar process) against any Series 2005-3 Designated Account or in any Financial Asset carried therein, the Securities Intermediary will promptly notify the Trustee, the Administrator and HVF thereof.

(c)           The Trustee shall possess all right, title and interest in all funds on deposit from time to time in the Series 2005-3 Designated Accounts and in all proceeds thereof, and shall be the only person authorized to originate entitlement orders in respect of the Series 2005-3 Designated Accounts.

Section 3.12.          Series 2005-3 Interest Rate Hedges.

(a)           On the Series 2005-3 Closing Date, HVF shall acquire one or more interest rate caps or swaps, in form and substance acceptable to the Insurer (each a “Series 2005-3 Interest Rate Hedge”), from an Eligible Interest Rate Hedge Provider with funds available to it.  The aggregate initial notional amount of all Series 2005-3 Interest Rate Hedges shall equal the sum of the Class B-1 Principal Amount and the Class B-3 Principal Amount on the Series 2005-3 Closing Date, and, thereafter, the aggregate notional amount of all Series 2005-3 Interest Rate Hedges may be reduced pursuant to the related Series 2005-3 Interest Rate Hedge but shall not at any time be less than the sum of the Class B-1 Principal Amount and the Class B-3 Principal Amount.  The strike rate of each Series 2005-3 Interest Rate Hedge in the form of a cap shall not be greater than 4.87%.  The fixed rate of each Series 2005-3 Interest Rate Hedge in the form of a swap shall not be greater than 4.87%.  HVF shall satisfy the Series 2005-3 Rating Agency Condition and, so long as the Class A Notes have not been paid in full and retired, obtain the consent of the Insurer (such consent not to be unreasonably withheld or delayed) in connection with its acquisition of any Series 2005-3 Interest Rate Hedge.  The Series 2005-3 Interest Rate Hedge must provide that (i) no payments from the Series 2005-3

Hedge Provider to HVF shall be conditioned upon payment of amounts (other than the Monthly Hedge Payment) due to such Series 2005-3 Interest Rate Hedge Provider from HVF, to the extent that any such non-payment resulted only from the Fleet Equity Condition failing to be satisfied, (ii) the Series 2005-3 Interest Rate Hedge Provider shall provide to the Insurer a copy of any notice of payment default delivered to HVF, simultaneously with delivery of such notice to HVF and (iii) in the event that HVF shall fail to pay any amounts due to the Series 2005-3 Hedge Provider under such Series 2005-3 Interest Rate Hedge, the Insurer shall have the right to make any such payment on behalf of HVF.  For so long as an Interest Rate Hedge Provider is not in default under its Series 2005-3 Interest Rate Hedge, and such Series 2005-3 Interest Rate Hedge continues to be in effect, such Interest Rate Hedge Provider shall constitute an “Enhancement Provider” with respect to the Series 2005-3 Notes for all purposes under the Indenture and the other Related Documents, and each Series 2005-3 Interest Rate Hedge to which such Interest Rate Hedge Provider is a party shall constitute an “Enhancement Agreement” with respect to the Series 2005-3 Notes for all purposes under the Base Indenture and the other Related Documents.  Furthermore, each Interest Rate Hedge Provider shall be deemed to be a “Secured Party” under the Base Indenture and the Related Documents to the extent of amounts payable to each such Interest Rate Hedge Provider pursuant to this Series Supplement.

(b)           If, at any time, an Interest Rate Hedge Provider is not an Eligible Interest Rate Hedge Provider, then HVF shall cause such Interest Rate Hedge Provider within 30 days following such occurrence, at such Interest Rate Hedge Provider’s expense, to do one of the following:  (i) obtain a replacement interest rate cap or swap on the same terms as the Series 2005-3 Interest Rate Hedge to which such Interest Rate Hedge Provider is a party (or with such modifications as are acceptable to the Rating Agencies and the Insurer) from an Eligible Interest Rate Hedge Provider and simultaneously with such replacement HVF shall terminate the Series 2005-3 Interest Rate Hedge being replaced, (ii) obtain a guaranty from, or contingent agreement of (in each case, in form and substance acceptable to the Insurer), another person who qualifies as an Eligible Interest Rate Hedge Provider to honor such Interest Rate Hedge Provider’s obligations under its Series 2005-3 Interest Rate Hedge in accordance with its terms and written confirmation from Standard & Poor’s and Moody’s that the substantive terms of the guaranty agreement are sufficient to maintain or restore the immediately prior Shadow Rating, (iii) post collateral pursuant to and in accordance with its Series 2005-3 Interest Rate Hedge, or (iv) enter into any arrangement satisfactory to Standard & Poor’s,  Moody’s and, so long as the Class A Notes are Outstanding, the Insurer, which approval of the Insurer, during any period when an Insurer Default is continuing, shall not be unreasonably withheld or delayed, which is sufficient to maintain or restore the immediately prior Shadow Rating.  If HVF is unable to cause such Interest Rate Hedge Provider to take any of the actions described in clauses (i), (ii), (iii) or (iv) of the preceding sentence after making commercially reasonable efforts, (I) HVF will obtain a replacement Series 2005-3 Interest Rate Hedge at the expense of the replaced Interest Rate Hedge Provider or, if the replaced Interest Rate Hedge Provider fails to make such payment, at the expense of HVF (in which event, such amount will be considered Carrying Charges and paid solely from Interest Collections available pursuant to

Section 3.3(h) of this Series Supplement) and (II) to the extent that HVF does not obtain a replacement Series 2005-3 Interest Rate Hedge, the Insurer shall be deemed to have been materially and adversely effected. HVF must cause each Series 2005-3 Interest Rate Hedge to provide that if the Interest Rate Hedge Provider is required to take any of the actions described in clauses (i), (ii), or (iv) above and such action is not taken within 30 days, then the Interest Rate Hedge Provider must, until a replacement Series 2005-3 Interest Rate Hedge is executed and in effect, collateralize its obligations as required under clause (iii) above.  Each Series 2005-3 Noteholder by its acceptance of a Series 2005-3 Note hereby acknowledges and agrees, and directs the Trustee to acknowledge and agree, and the Trustee, at such direction, hereby acknowledges and agrees, that any collateral posted by an Interest Rate Hedge Provider pursuant to clause (iii) above (A) is collateral solely for the obligations of such Interest Rate Hedge Provider under its Series 2005-3 Interest Rate Hedge, (B) does not constitute collateral for the Series 2005-3 Notes (provided that in order to secure and provide for the payment of the Note Obligations with respect to the Series 2005-3 Notes, HVF has pledged each Series 2005-3 Interest Rate Hedge and its security interest in any collateral posted in connection therewith as collateral for the Series 2005-3 Notes), and (C) will in no event be available to satisfy any obligations of HVF hereunder or otherwise unless and until such Interest Rate Hedge Provider defaults in its obligations under its Series 2005-3 Interest Rate Hedge and such collateral is applied in accordance with the terms of such Series 2005-3 Interest Rate Hedge to satisfy such defaulted obligations of such Interest Rate Hedge Provider.

(c)           If the long-term senior unsecured debt rating of an Interest Rate Hedge Provider, or the Person that guarantees all of the Interest Rate Hedge Provider’s obligations under its Series 2005-3 Interest Rate Hedge, is withdrawn or falls to or below “Baa1” by Moody’s or to or below “BBB+” by Standard & Poor’s, then the Insurer may terminate such Interest Rate Hedge Provider’s Series 2005-3 Interest Rate Hedge if, after 10 Business Days after the occurrence of such rating withdrawal or fall, the Interest Rate Hedge Provider has not, at its own expense, (i) obtained a replacement interest rate swap or cap on the same terms as the Series 2005-3 Interest Rate Hedge (or with such modifications as are acceptable to the Rating Agencies and the Insurer) provided by such Interest Rate Hedge Provider from an Eligible Interest Rate Hedge Provider and simultaneously with such replacement terminated the Series 2005-3 Interest Rate Hedge being replaced or (ii) entered into any arrangement satisfactory to S&P, Moody’s and, so long as the Class A Notes have not been paid in full and retired, the Insurer, which approval of the Insurer, during any period when an Insurer Default is continuing, will not have been unreasonably withheld or delayed, which was sufficient to maintain or restore the immediately prior Shadow Rating.

(d)           To secure payment of the Note Obligations with respect to the Series 2005-3 Notes, HVF hereby grants a security interest in, and assigns, pledges, grants, transfers and sets over to the Trustee, for the benefit of the Series 2005-3 Noteholders and the Insurer , all of HVF’s right, title and interest, whether now or hereafter existing or acquired, in the Series 2005-3 Interest Rate Hedges and all proceeds thereof.  HVF shall require all proceeds of the Series 2005-3 Interest Rate Hedges to be paid, and the Trustee shall allocate, all proceeds of the Series 2005-3 Interest Rate

Hedges to the Series 2005-3 Accrued Interest Account or the Series 2005-3 Collection Account.

Section 3.13.          Series 2005-3 Demand Note Constitutes Additional Collateral for Series 2005-3 Notes.

(a)           In order to secure and provide for the repayment and payment of the Note Obligations with respect to the Series 2005-3 Notes, HVF hereby grants a security interest in and assigns, pledges, grants, transfers and sets over to the Trustee, for the benefit of the Series 2005-3 Noteholders, the Insurer, Ford and each Interest Rate Hedge Provider, all of HVF’s right, title and interest in and to the following (whether now or hereafter existing or acquired): (i) the Series 2005-3 Demand Note; (ii) all certificates and instruments, if any, representing or evidencing the Series 2005-3 Demand Note; and (iii) all proceeds of any and all of the foregoing, including, without limitation, cash.  On the date hereof, HVF shall deliver to the Trustee, for the benefit of the Series 2005-3 Noteholders, the Insurer, Ford  and each Interest Rate Hedge Provider, the Series 2005-3 Demand Note, endorsed in blank.  The Trustee, for the benefit of the Series 2005-3 Noteholders, the Insurer, Ford  and each Interest Rate Hedge Provider, shall be the only Person authorized to make a demand for payment on the Series 2005-3 Demand Note.

(b)           Other than pursuant to a payment made upon a demand thereon by the Trustee, HVF shall not reduce the amount of the Series 2005-3 Demand Note or forgive amounts payable thereunder so that the outstanding principal amount of the Series 2005-3 Demand Note after such reduction or forgiveness is less than the sum of the Class A Letter of Credit Liquidity Amount and the Class B Letter of Credit Liquidity Amount.  HVF shall not agree, to any amendment of the Series 2005-3 Demand Note without first satisfying the Series 2005-3 Rating Agency Condition.

(c)           HVF agrees that on the Series 2005-3 Closing Date it will have capitalization in an amount equal to or greater than 4.17% of the sum of (i) the outstanding principal amount of the Series 2004-1 Rental Car Asset Backed Notes, (ii) the maximum outstanding principal amount of the Series 2005-3 Notes, (iii) the outstanding principal amount of the Series 2005-1 Notes, (iv) the outstanding principal amount of the Series 2005-2 Notes and (v) the maximum outstanding principal amount of the Series 2005-4 Notes.

(d)           Upon the occurrence and during the continuance of an Amortization Event with respect to the Series 2005-3 Notes, the Trustee may and, at the written direction of the Insurer or the Series 2005-3 Noteholders holding more than 50% of the Controlling Class shall, make one or more demands (each a “Demand Notice”) on Hertz for payment under the Series 2005-3 Demand Note, in each case, in an amount equal to the lesser of (i) the principal amount of the Series 2005-3 Demand Note and (ii) on any Business Day (A) prior to the second Business Day immediately preceding the Three-Year Notes Legal Final Payment Date, the amount of any Principal Deficit Amount on such date, (B) on or after the second Business Day immediately preceding the Three-Year Notes Legal Final Payment Date but prior to the second Business Day immediately preceding the Five-Year Notes Legal Final Payment Date, the greater of (x)

the Principal Deficit Amount on such date and (y) the sum of the Class A-1 Principal Amount, the Class B-1 Principal Amount and the Class B-2 Principal Amount (on or prior to the Three-Year Notes Legal Final Payment Date, calculated after giving effect to the distribution of all amounts on account of principal that will be available to be distributed to the Class A Noteholders (other than under the Insurance Policy) and the Class B-1 Noteholders and the Class B-2 Noteholders in accordance with this Series Supplement on the Three-Year Notes Legal Final Payment Date (including, but not limited to, amounts to be withdrawn from the Class A Reserve Account and the Class B Reserve Account pursuant to Section 3.5(d) of this Series Supplement)), and (C) on or after the second Business Day immediately preceding the Five-Year Notes Legal Final Payment Date, the Class A-2 Principal Amount (on or prior to the Five-Year Notes Legal Final Payment Date, calculated after giving effect to the distribution of all amounts that will be available to be distributed to the Class A-2 Noteholders (other than under the Insurance Policy), the Class B-3 Noteholders and the Class B-4 Noteholders in accordance with this Series Supplement on the Five-Year Notes Legal Final Payment Date (including, but not limited to, amounts to be withdrawn from the Class A Reserve Account and the Class B Reserve Account pursuant to Section 3.5(d) of this Series Supplement)).  The Trustee shall cause the proceeds of any demand on the Series 2005-3 Demand Note to be deposited into the Series 2005-3 Distribution Account, and such proceeds shall be treated as Principal Collections for all purposes hereunder.  If (i) the Trustee shall have made such a Demand Notice and Hertz shall have failed to pay to the Trustee or deposit into the Series 2005-3 Distribution Account the amount specified in such Demand Notice in whole or in part by 12:00 noon (New York City time) on the Business Day following the making of the Demand Notice or (ii) due to the occurrence of an Event of Bankruptcy (or the occurrence of an event described in clause (a) of the definition thereto, without the lapse of a period of 60 consecutive days) with respect to Hertz, the Trustee shall not have delivered such Demand Notice to Hertz, the Trustee shall draw on:

(X)  the Class B Non-Ford Letters of Credit, if any, by 12:00 p.m. (New York City time) on such Business Day an amount equal to the least of:  (A) the amount that Hertz failed to pay under the Series 2005-3 Demand Note (or the amount that the Trustee failed to demand for payment thereunder);

(B)           the Class B Non-Ford Letter of Credit Amount on such Business Day; and

(C)           on any Business Day:

(i)            other than the Business Day immediately preceding a Legal Final Payment Date, the Principal Deficit Amount on such Business Day;

(ii)           on the Business Day immediately preceding the Three-Year Notes Legal Final Payment Date, the sum of (x) the greater of the Principal Deficit Amount on such date and the sum of the Class A-1 Principal Amount, the Class B-1 Principal Amount and the Class B-2 Principal Amount on such Business Day and (y) the lesser of (1) the amount by which the Class B Liquidity

Amount (after giving effect to any withdrawals to be made from the Class B Reserve Account pursuant to Section 3.3(d)(ii) and Section 3.5(c)(i)(A) of this Series Supplement and any drawings to be made under the Class B Letters of Credit pursuant to Section 3.3(e)(II) of this Series Supplement on the Three-Year Notes Legal Final Payment Date) will exceed the Class B Required Liquidity Amount (after giving effect to all anticipated reductions in the Class B Principal Amount on the Three-Year Notes Legal Final Payment Date) and (2) an amount equal to the excess, if any, of (a) the Class B Required Liquidity Amount on the earlier of (I) the date of the first occurrence of a Series 2005-3 Lease Interest Payment Deficit (other than any Series 2005-3 Lease Interest Payment Deficit resulting from a failure to pay Rent or any other amount payable by the Lessee under the HVF Lease that is cured in full on or prior to the fifth Business Day after the occurrence of such failure) and (II) the Three-Year Notes Legal Final Payment Date over (b) the aggregate amount, as of the Three-Year Notes Legal Final Payment Date, of all withdrawals from the Class B Reserve Account made since the date set forth in clause (a) of this subparagraph (C)(ii) or to be made in respect of the Three-Year Notes Legal Final Payment Date pursuant to Section 3.3(d)(ii) of this Series Supplement and all drawings made since such date or to be made in respect of the Three-Year Notes Legal Final Payment Date under the Class B Letters of Credit pursuant to Section 3.3(e)(II) of this Series Supplement; provided, however, that any such withdrawals from the Class B Reserve Account and/or drawings made under the Class B Letters of Credit on account of a Series 2005-3 Lease Interest Payment Deficit resulting from a failure to pay Rent or other amount payable by the Lessee under the HVF Lease that is cured in full on or prior to the fifth Business Day after the occurrence of such failure shall be excluded from this clause (b);

(iii)          [reserved]

(iv)          on the Business Day immediately preceding the Five-Year Notes Legal Final Payment Date, the sum of (x) the greater of the Principal Deficit Amount on such date and the sum of the Class-2 Principal Amount, the Class B-3 Principal Amount and the Class B-4 Principal  Amount on such Business Day and (y) an amount equal to the excess, if any, of (a) the Class B Required Liquidity Amount on the earlier of (I) the date of the first occurrence of a Series 2005-3 Lease Interest Payment Deficit (other than any Series 2005-3 Lease Interest Payment Deficit resulting from a failure to pay Rent or any other amount payable by the Lessee under the HVF Lease that is cured in full on or prior to the fifth Business Day after the occurrence of such failure) and (II) the Five-Year Notes Legal Final Payment Date over (b) the aggregate amount, as of the Five-Year Notes Legal Final Payment Date, of all withdrawals from the Class B Reserve Account made since the date set forth in clause (a) of this subparagraph (C)(iv) or to be made in respect of the Five-Year Notes Legal Final Payment Date pursuant to Section 3.3(d)(ii) of this Series Supplement and all drawings made since such date or to be made in respect of the Five-Year Notes Legal Final Payment Date under the Class B Letters of Credit pursuant to Section 3.3(e)(II) of this Series Supplement; provided, however, that any such withdrawals from the

Class B Reserve Account and/or drawings made under the Class B Letters of Credit on account of a Series 2005-3 Lease Interest Payment Deficit resulting from a failure to pay Rent or other amount payable by the Lessee under the HVF Lease that is cured in full on or prior to the fifth Business Day after the occurrence of such failure shall be excluded from this clause (b);

by presenting to each Class B Non-Ford Letter of Credit Provider a draft accompanied by a Class B Certificate of Unpaid Demand Note Demand; provided, however that if the Class B Non-Ford Cash Collateral Account has been established and funded, the Trustee shall withdraw from the Class B Non-Ford Cash Collateral Account and deposit in the Series 2005-3 Distribution Account an amount equal to the lesser of (x) the Class B Non-Ford Cash Collateral Percentage on such Business Day of the least of the amounts set forth in clause (A), (B) or (C) above and (y) the Class B Available Non-Ford Cash Collateral Account Amount on such Business Day and draw an amount equal to the remainder of such amount on the Class B Non-Ford Letters of Credit; and

(Y) the Class A Non-Ford Letters of Credit, if any, by 12:00 p.m. (New York City time) on such Business Day an amount equal to the least of:

(A)          the excess of the amount that Hertz failed to pay under the Series 2005-3 Demand Note (or the amount that the Trustee failed to demand for payment thereunder) over the aggregate amount of any draws under the Class B Non-Ford Letter of Credit and/or withdrawals from the Class B Non-Ford Cash Collateral Account pursuant to clause (X) above on such Business Day;

(B)           the Class A Non-Ford Letter of Credit Amount on such Business Day; and

(C)           on any Business Day:

(i)            other than the Business Day immediately preceding a Legal Final Payment Date, the excess of the Principal Deficit Amount on such Business Day over the aggregate amount of any draws under the Class B Non-Ford Letter of Credit and/or withdrawals from the Class B Non-Ford Cash Collateral Account pursuant to clause (X) above on such Business Day;

(ii)           on the Business Day immediately preceding the Three-Year Notes Legal Final Payment Date, the sum of (x) the excess of the greater of the Principal Deficit Amount and the sum of the Class A-1 Principal Amount, the Class B-1 Principal Amount and the Class B-2 Principal Amount on such Business Day over the aggregate amount of any draws under the Class B Non-Ford Letter of Credit and/or withdrawals from the Class B Non-Ford Cash Collateral Account pursuant to clause (X) above on such Business Day and (y) the lesser of (1) the amount by which the Class A Liquidity Amount (after giving effect to any withdrawals to be made from the Class A Reserve Account pursuant to Section 3.3(d)(i) and Section 3.5(c)(i)(B) of this Series Supplement and any drawings to be made under the Class A Letters of Credit pursuant to

Section 3.3(e)(I) of this Series Supplement on the Three-Year Notes Legal Final Payment Date) will exceed the Class A Required Liquidity Amount (after giving effect to all anticipated reductions in the Class A Principal Amount on the Three-Year Notes Legal Final Payment Date) and (2) an amount equal to the excess, if any, of (a) the Class A Required Liquidity Amount on the earlier of (I) the date of the first occurrence of a Series 2005-3 Lease Interest Payment Deficit (other than any Series 2005-3 Lease Interest Payment Deficit resulting from a failure to pay Rent or any other amount payable by the Lessee under the HVF Lease that is cured in full on or prior to the fifth Business Day after the occurrence of such failure) and (II) the Three-Year Notes Legal Final Payment Date over (b) the aggregate amount, as of the Three-Year Notes Legal Final Payment Date, of all withdrawals from the Class A Reserve Account made since the date set forth in clause (a) of this subparagraph (C)(ii) or to be made in respect of the Three-Year Notes Legal Final Payment Date pursuant to Section 3.3(d)(i) of this Series Supplement and all drawings made since such date or to be made in respect of the Three-Year Notes Legal Final Payment Date under the Class A Letters of Credit pursuant to Section 3.3(e)(I) of this Series Supplement; provided, however, that any such withdrawals from the Class A Reserve Account and/or drawings made under the Class A Letters of Credit on account of a Series 2005-3 Lease Interest Payment Deficit resulting from a failure to pay Rent or other amount payable by the Lessee under the HVF Lease that is cured in full on or prior to the fifth Business Day after the occurrence of such failure shall be excluded from this clause (b);

(iii)          [reserved]

(iv)          on the Business Day immediately preceding the Five-Year Notes Legal Final Payment Date, the sum of (x) the excess of the greater of the Principal Deficit Amount and the sum of the Class A-2 Principal Amount, the Class B-3 Principal Amount and the Class B-4 Principal Amount on such Business Day over the aggregate amount of any draws under the Class B Non-Ford Letter of Credit and/or withdrawals from the Class B Non-Ford Cash Collateral Account pursuant to clause (X) above on such Business Day and (y) an amount equal to the excess, if any, of (a) the Class A Required Liquidity Amount on the earlier of (I) the date of the first occurrence of a Series 2005-3 Lease Interest Payment Deficit (other than any Series 2005-3 Lease Interest Payment Deficit resulting from a failure to pay Rent or any other amount payable by the Lessee under the HVF Lease that is cured in full on or prior to the fifth Business Day after the occurrence of such failure) and (II) the Five-Year Notes Legal Final Payment Date over (b) the aggregate amount, as of the Five-Year Notes Legal Final Payment Date, of all withdrawals from the Class A Reserve Account made since the date set forth in clause (a) of this subparagraph (C)(iv) or to be made in respect of the Five-Year Notes Legal Final Payment Date pursuant to Section 3.3(d)(i) of this Series Supplement and all drawings made since such date or to be made in respect of the Five-Year Notes Legal Final Payment Date under the Class A Letters of Credit pursuant to Section 3.3(e)(I) of this Series Supplement; provided, however, that any such withdrawals from the Class A Reserve Account and/or drawings made under the Class A Letters of Credit on account of a Series

2005-3 Lease Interest Payment Deficit resulting from a failure to pay Rent or any other amount payable by the Lessee under the HVF Lease that is cured in full on or prior to the fifth Business Day after the occurrence of such failure shall be excluded from this clause (b); and

by presenting to each Class A Non-Ford Letter of Credit Provider a draft accompanied by a Class A Certificate of Unpaid Demand Note Demand; provided, however that if the Class A Non-Ford Cash Collateral Account has been established and funded, the Trustee shall withdraw from the Class A Non-Ford Cash Collateral Account and deposit in the Series 2005-3 Distribution Account an amount equal to the lesser of (x) the Class A Non-Ford Cash Collateral Percentage on such Business Day of the least of the amounts set forth in clause (A), (B) or (C) above and (y) the Class A Available Non-Ford Cash Collateral Account Amount on such Business Day and draw an amount equal to the remainder of such amount on the Class A Non-Ford Letters of Credit.  The Trustee shall deposit, or cause the deposit of, the proceeds of any such draw on the Class A Non-Ford Letters of Credit and the proceeds of any such withdrawal from the Class A Non-Ford Cash Collateral Account and any draw on the Class B Non-Ford Letters of Credit and the proceeds of any such withdrawal from the Class B Non-Ford Cash Collateral Account, into the Series 2005-3 Collection Account and such proceeds shall be treated as Principal Collections for the Related Month.

Section 3.14.          Class B Reserve Account.

(a)           Establishment of Class B Reserve Account.  On or prior to the first Series 2005-3 Class B Notes Closing Date, HVF shall establish and maintain in the name of the Trustee for the benefit of the Series 2005-3 Noteholders, Ford and each Interest Rate Hedge Provider an account (the “Class B Reserve Account”), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Series 2005-3 Noteholders, Ford and each Interest Rate Hedge Provider.  The Class B Reserve Account shall be an Eligible Deposit Account.  If the Class B Reserve Account is at any time following such initial Series 2005-3 Class B Notes Closing Date no longer an Eligible Deposit Account, HVF shall, within 10 Business Days of obtaining knowledge that the Class B Reserve Account is no longer an Eligible Deposit Account, establish a new Class B Reserve Account that is an Eligible Deposit Account.  If a new Class B Reserve Account is established, HVF shall instruct the Trustee in writing to transfer all cash and investments from the non-qualifying Class B Reserve Account into the new Class B Reserve Account.  Initially, the Class B Reserve Account will be established with the Trustee.

(b)           Administration of the Class B Reserve Account.  HVF may instruct (by standing instructions or otherwise) the institution maintaining the Class B Reserve Account to invest funds on deposit in the Class B Reserve Account from time to time in Permitted Investments; provided, however, that any such investment shall mature not later than the Business Day prior to the first Payment Date following the date on which such funds were received (including funds received upon a payment in respect of a Permitted Investment made with funds on deposit in the Class B Reserve Account), unless any Permitted Investment held in the Class B Reserve Account is held with the

Trustee, then such investment may mature on such Payment Date so long as such funds shall be available for withdrawal on or prior to such Payment Date.  HVF shall not direct the Trustee to dispose of (or permit the disposal of) any Permitted Investments prior to the maturity thereof to the extent such disposal would result in a loss of the initial purchase price of such Permitted Investment.  In the absence of written investment instructions hereunder, funds on deposit in the Class B Reserve Account shall remain uninvested.

(c)           Earnings from Class B Reserve Account.  All interest and earnings (net of losses and investment expenses) paid on funds on deposit in the Class B Reserve Account shall be deemed to be on deposit therein and available for distribution.

(d)           Class B Reserve Account Constitutes Additional Collateral for Series 2005-3 Notes.  In order to secure and provide for the repayment and payment of the Note Obligations with respect to the Series 2005-3 Notes, HVF hereby grants a security interest in and assigns, pledges, grants, transfers and sets over to the Trustee, for the benefit of the Series 2005-3 Noteholders, Ford and each Interest Rate Hedge Provider, all of HVF’s right, title and interest in and to the following (whether now or hereafter existing or acquired):  (i) the Class B Reserve Account, including any security entitlement thereto; (ii) all funds on deposit therein from time to time; (iii) all certificates and instruments, if any, representing or evidencing any or all of the Class B Reserve Account or the funds on deposit therein from time to time; (iv) all investments made at any time and from time to time with monies in the Class B Reserve Account, whether constituting securities, instruments, general intangibles, investment property, financial assets or other property; (v) all interest, dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for the Class B Reserve Account, the funds on deposit therein from time to time or the investments made with such funds; and (vi) all proceeds of any and all of the foregoing, including, without limitation, cash (the items in the foregoing clauses (i) through (vi) are referred to, collectively, as the “Class B Reserve Account Collateral”).

(e)           Class B Reserve Account Surplus.  In the event that the Class B Reserve Account Surplus on any Payment Date is greater than zero, the Trustee, acting in accordance with the written instructions of the Administrator, shall withdraw from the Class B Reserve Account an amount equal to the Class B Reserve Account Surplus and (i) pay to Ford, the lesser of (x) such Class B Reserve Account Surplus and (y) all unpaid Ford Reimbursement Obligations and (ii) only for so long as the Ford LOC Exposure Amount is greater than zero, only to the extent that after giving effect to such payment the Fleet Equity Condition would be satisfied,  (A)  pay to each Interest Rate Hedge Provider on a pro rata basis the lesser of (x) the excess of such Class B Reserve Account Surplus over the amounts paid pursuant to clause (i) above and (y) all amounts then due and owing to each such Interest Rate Hedge Provider under its Series 2005-3 Interest Rate Hedge and (B) pay to HVF any portion of such Class B Reserve Account Surplus remaining after any required payments pursuant to clauses (i) and (ii)(A) above.

(f)            Termination of Class B Reserve Account.  On or after the date on which the Class B Notes are fully paid, each Interest Rate Hedge Provider has been paid all amounts due and owing to it from HVF under its Series 2005-3 Interest Rate Hedge and Ford has been paid all unpaid Ford Reimbursement Obligations, the Trustee, acting in accordance with the written instructions of the Administrator, shall withdraw from the Class B Reserve Account, only for so long as the Ford LOC Exposure Amount is greater than zero, only to the extent that after giving effect to such payment the Fleet Equity Condition be satisfied, all remaining amounts on deposit therein for payment to HVF.

Section 3.15.          Class B Letters of Credit and Class B Cash Collateral Account.

(a)           (I)  Class B Ford Cash Collateral Account Constitutes Additional Collateral for Series 2005-3 Notes.  In order to secure and provide for the repayment and payment of the Note Obligations with respect to the Series 2005-3 Notes, HVF hereby grants a security interest in and assigns, pledges, grants, transfers and sets over to the Trustee, for the benefit of the Series 2005-3 Noteholders, Ford and each Interest Rate Hedge Provider, all of HVF’s right, title and interest in and to the following (whether now or hereafter existing or acquired):  (i) the Class B Ford Cash Collateral Account, including any security entitlement thereto; (ii) all funds on deposit in the Class B Ford Cash Collateral Account from time to time; (iii) all certificates and instruments, if any, representing or evidencing any or all of the Class B Ford Cash Collateral Account or the funds on deposit therein from time to time; (iv) all investments made at any time and from time to time with monies in the Class B Ford Cash Collateral Account, whether constituting securities, instruments, general intangibles, investment property, financial assets or other property; (v) all interest, dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for the Class B Ford Cash Collateral Account, the funds on deposit therein from time to time or the investments made with such funds; and (vi) all proceeds of any and all of the foregoing, including, without limitation, cash (the items in the foregoing clauses (i) through (vi) are referred to, collectively, as the “Class B Ford Cash Collateral Account Collateral”).

(II)           Class B Non-Ford Cash Collateral Account Constitutes Additional Collateral for Series 2005-3 Notes.  In order to secure and provide for the repayment and payment of the Note Obligations with respect to the Series 2005-3 Notes, HVF hereby grants a security interest in and assigns, pledges, grants, transfers and sets over to the Trustee, for the benefit of the Series 2005-3 Noteholders, Ford and each Interest Rate Hedge Provider, all of HVF’s right, title and interest in and to the following (whether now or hereafter existing or acquired):  (i) the Class B Non-Ford Cash Collateral Account, including any security entitlement thereto; (ii) all funds on deposit in the Class B Non-Ford Cash Collateral Account from time to time; (iii) all certificates and instruments, if any, representing or evidencing any or all of the Class B Non-Ford Cash Collateral Account or the funds on deposit therein from time to time; (iv) all investments made at any time and from time to time with monies in the Class B Non-Ford Cash Collateral Account, whether constituting securities, instruments, general intangibles, investment property, financial assets or other property; (v) all interest, dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for the Class B Non-Ford Cash Collateral Account, the funds on deposit therein from time to time or the investments made with such funds; and (vi) all proceeds of any and all of the foregoing, including, without limitation, cash (the items in the foregoing clauses (i) through (vi) are referred to, collectively, as the “Class B Non-Ford Cash Collateral Account Collateral”).

(b)           Class B Letter of Credit Expiration Date.  If prior to the date which is sixteen (16) Business Days prior to the then scheduled Class B Letter of Credit Expiration Date with respect to any Class B Letter of Credit, excluding the amount available to be drawn under such Class B Letter of Credit but taking into account each substitute Class B Letter of Credit which has been obtained from a Class B Eligible Letter of Credit Provider or a Class B Eligible Ford Letter of Credit Provider, as applicable, and is in full force and effect on such date, (i) the Class A Adjusted Enhancement Amount would be equal to or greater than the Class A Required Enhancement Amount, (ii) the Class B Enhancement Amount would be equal to or greater than the Class B Required Enhancement Amount, (iii) the Class B Liquidity Amount would be equal to or greater than the Class B Required Liquidity Amount or (iv) if the expiring Class B Letter of Credit is a Class B Non-Ford Letter of Credit, the sum of the Class A Non-Ford Letter of Credit Liquidity Amount and the Class B Non-Ford Letter of Credit Liquidity Amount would be equal to or greater than the Series 2005-3 Demand Note Payment Amount, then the Administrator shall notify the Trustee in writing no later than fifteen (15) Business Days prior to such Class B Letter of Credit Expiration Date of such determination.  If prior to the date which is sixteen (16) Business Days prior to the then scheduled Class B Letter of Credit Expiration Date with respect to any Class B Letter of Credit, excluding such Class B Letter of Credit but taking into account any substitute Class B Letter of Credit which has been obtained from a Class B Eligible Letter of Credit Provider or a Class B Eligible Ford Letter of Credit Provider, as applicable, and is in full force and effect on such date, (i) the Class A Adjusted Enhancement Amount would be less than the Class A Required Enhancement Amount, (ii) the Class B Adjusted Enhancement Amount would be less than the Class B Required Enhancement Amount , (iii) the Class B Adjusted Liquidity Amount would be less than the Class B Required Liquidity Amount or (iv) if the expiring Class B Letter of Credit is a Class B Non-Ford Letter of Credit, the sum of the Class A Non-Ford Letter of Credit Liquidity Amount and the Class B Non-Ford Letter of Credit Liquidity Amount would be less than the Series 2005-3 Demand Note Payment Amount, then the Administrator shall notify the Trustee in writing no later than fifteen (15) Business Days prior to such Class B Letter of Credit Expiration Date of (x) the greatest of (A) the excess, if any, of the Class A Required Enhancement Amount over the Class A Adjusted Enhancement Amount, excluding such Class B Letter of Credit but taking into account any substitute Class B Letter of Credit which has been obtained from a Class B Eligible Letter of Credit Provider or a Class B Eligible Ford Letter of Credit Provider, as applicable, and is in full force and effect on such date, (B) the excess, if any, of the Class B Required Enhancement Amount over the Class B Adjusted Enhancement Amount, excluding such Class B Letter of Credit but taking into account any substitute Class B Letter of Credit which has been obtained from a Class B Eligible Letter of Credit Provider or a Class B Eligible Ford Letter of Credit Provider, as applicable, and is in full force and effect on such date, (C) the excess, if any, of the Class B Required Liquidity Amount over the

Class B Adjusted Liquidity Amount, excluding such Class B Letter of Credit but taking into account each substitute Class B Letter of Credit which has been obtained from a Class B Eligible Letter of Credit Provider or a Class B Eligible Ford Letter of Credit Provider, as applicable, and is in full force and effect on such date, and (D) solely with respect to a Class B Non-Ford Letter of Credit, the excess, if any, of the Series 2005-3 Demand Note Payment Amount over the sum of the Class A Non-Ford Letter of Credit Liquidity Amount and the Class B Non-Ford Letter of Credit Liquidity Amount, excluding such Class B Non-Ford Letter of Credit but taking into account each substitute Class B Non-Ford Letter of Credit which has been obtained from a Class B Eligible Letter of Credit Provider and is in full force and effect on such date and (y) the amount available to be drawn on such expiring Class B Letter of Credit on such date.  Upon receipt of such notice by the Trustee on or prior to 10:30 a.m. (New York City time) on any Business Day, the Trustee shall, by 12:00 p.m. (New York City time) on such Business Day (or, in the case of any notice given to the Trustee after 10:00 a.m. (New York City time), by 12:00 p.m. (New York City time) on the next following Business Day), draw the lesser of the amounts set forth in clauses (x) and (y) above on such Class B Letter of Credit by presenting a draft accompanied by a Class B Certificate of Termination Demand and shall cause the Class B LOC Termination Disbursements to be deposited in the Class B Non-Ford Cash Collateral Account, in the case of a Class B LOC Termination Disbursement under a Class B Non-Ford Letter of Credit, and the Class B Ford Cash Collateral Account, in the case of a Class B LOC Termination Disbursement under a Class B Ford Letter of Credit.  If the Trustee does not receive the notice from the Administrator described above on or prior to the date that is fifteen (15) Business Days prior to each Class B Letter of Credit Expiration Date, the Trustee shall, by 12:00 p.m. (New York City time) on such Business Day draw the full amount of such Class B Letter of Credit by presenting a draft accompanied by a Class B Certificate of Termination Demand and shall cause the Class B LOC Termination Disbursements to be deposited in the applicable Class B Cash Collateral Account.

(c)           Class B Letter of Credit Providers.  The Administrator shall notify the Trustee and Fitch in writing within one Business Day of becoming aware that the short-term debt credit rating of any Class B Letter of Credit Provider has fallen below “A-1” as determined by Standard & Poor’s or “P-1” as determined by Moody’s or the long-term debt credit rating of any Class B Letter of Credit Provider has fallen below “A+” as determined by Standard & Poor’s or “A1” as determined by Moody’s (with respect to any Class B Letter of Credit Provider, a “Class B Downgrade Event”).  On the thirtieth (30th) day after the occurrence of a Class B Downgrade Event with respect to any Class B Letter of Credit Provider, the Administrator shall notify the Trustee in writing on such date of (i) the greatest of (A) the excess, if any, of the Class A Required Enhancement Amount over the Class A Adjusted Enhancement Amount, excluding the available amount under the Class B Letter of Credit issued by such Class B Letter of Credit Provider, on such date, (B) the excess, if any, of the Class B Required Enhancement Amount over the Class B Adjusted Enhancement Amount, excluding the available amount under the Class B Letter of Credit issued by such Class B Letter of Credit Provider, on such date, (C) the excess, if any, of the Class B Required Liquidity Amount over the Class B Adjusted Liquidity Amount, excluding the available amount under such Class B Letter of Credit, on such date, and (D) solely with respect to a Class B Non-Ford Letter of Credit, the excess, if any, of the Series 2005-3 Demand Note Payment Amount minus the Class A Non-Ford Letter of Credit Liquidity Amount over the Class B Non-Ford Letter of Credit Liquidity Amount, excluding the available amount under such Class B Letter of Credit, on such date, and (ii) the amount available to be drawn on such Class B Non-Ford Letter of Credit on such date.  Upon receipt of such notice by the Trustee on or prior to 10:30 a.m. (New York City time) on any Business Day, the Trustee shall, by 12:00 p.m. (New York City time) on such Business Day (or, in the case of any notice given to the Trustee after 10:30 a.m. (New York City time), by 12:00 p.m. (New York City time) on the next following Business Day), draw on such Class B Letter of Credit in an amount equal to the lesser of the amount in clause (i) or clause (ii) of the immediately preceding sentence on such Business Day by presenting a draft accompanied by a Class B Certificate of Termination Demand and shall cause the Class B LOC Termination Disbursement to be deposited in a Class B Non-Ford Cash Collateral Account, in the case of a Class B LOC Termination Disbursement under a Class B Non-Ford Letter of Credit, and the Class B Ford Cash Collateral Account, in the case of a Class B LOC Termination Disbursement under a Class B Ford Letter of Credit.

(d)           Class B Preference Amount Demands on the Class B Letters of Credit.  If a Class B Noteholder notifies the Trustee in writing that a Class B Preference Amount is due and owing, subject to the satisfaction of the conditions set forth in the next succeeding sentence, the Trustee shall draw an amount equal to the lesser of (i) such Class B Preference Amount and (ii) the Class B Non-Ford Letter of Credit Liquidity Amount on the Class B Non-Ford Letters of Credit by presenting to each Class B Non-Ford Letter of Credit Provider a draft accompanied by a Class B Certificate of Preference Payment Demand and shall cause the Class B LOC Preference Payment Disbursements to be paid to the Class B Noteholders; provided, however, that if the Class B Non-Ford Cash Collateral Account has been established and funded, the Trustee shall draw an amount equal to the product of (a) 100% minus the Class B Non-Ford Cash Collateral Percentage and  (b) the lesser of the amounts referred to in clause (i) and (ii) on such Business Day on the Class B Non-Ford Letters of Credit as calculated by the Administrator, at the request of the Trustee, and provided in writing to the Trustee.  Prior to any draw on the Class B Non-Ford Letters of Credit or withdrawal from the Class B Non-Ford Cash Collateral Account pursuant to this Section 3.15(d), the Trustee shall have received a certified copy of the order requiring the return of such Class B Preference Amount.

(e)           (I)  Reductions in Stated Amounts of the Class B Ford Letters of Credit.  If the Trustee receives a written notice from the Lessee, substantially in the form of Exhibit D-3-1, requesting a reduction in the stated amount of any Class B Ford Letter of Credit, the Trustee shall within two Business Days of the receipt of such notice deliver to the Class B Ford Letter of Credit Provider who issued such Class B Ford Letter of Credit with a copy to Ford a Class B Notice of Reduction requesting a reduction in the stated amount of such Class B Ford Letter of Credit in the amount requested in such notice effective on the date set forth in such notice, provided that on such effective date, after giving effect to the requested reduction in the stated amount of such Class B Ford Letter of Credit, (i) the Class A Adjusted Enhancement Amount will equal or exceed the

Class A Required Enhancement Amount, (ii) the Class B Adjusted Enhancement Amount will equal or exceed the Class B Required Enhancement Amount, and (iii) the Class B Adjusted Liquidity Amount will equal or exceed the Class B Required Liquidity Amount.  If the Trustee receives a written notice from Ford, substantially in the form of Exhibit D-3-2, requesting the replacement of any Class B Ford Letter of Credit, the Trustee shall within two Business Days of the receipt of such notice and upon receipt of a substitute Class B Ford Letter of Credit having a stated amount equal to the available amount of the Class B Ford Letter of Credit being replaced issued by a Class B Eligible Ford Letter of Credit Provider deliver to the Class B Letter of Credit Provider who issued the Class B Ford Letter of Credit being replaced a written notice in the form provided in such Class B Ford Letter of Credit confirming cancellation of such Class B Ford Letter of Credit and shall deliver such cancelled Class B Ford Letter of Credit to such Class B Letter of Credit Provider as soon as practicable.

(II)           Reductions in Stated Amounts of the Class B Non-Ford Letters of Credit.  If the Trustee receives a written notice from the Lessee, substantially in the form of Exhibit D-4, requesting a reduction in the stated amount of any Class B Non-Ford Letter of Credit, the Trustee shall within two Business Days of the receipt of such notice deliver to the Class B Non-Ford Letter of Credit Provider who issued such Class B Non-Ford Letter of Credit a Class B Notice of Reduction requesting a reduction in the stated amount of such Class B Non-Ford Letter of Credit in the amount requested in such notice effective on the date set forth in such notice provided that on such effective date, after giving effect to the requested reduction in the stated amount of such Class B Non-Ford Letter of Credit, (i) the Class A Adjusted Enhancement Amount will equal or exceed the Class A Required Enhancement Amount, (ii) the Class B Adjusted Enhancement Amount will equal or exceed the Class B Required Enhancement Amount, (iii) the Class B Adjusted Liquidity Amount will equal or exceed the Class B Required Liquidity Amount and (iv) the Class B Non-Ford Letter of Credit Liquidity Amount will equal or exceed the Series 2005-3 Demand Note Payment Amount minus the Class A Non-Ford Letter of Credit Liquidity Amount.

(f)            (I)  Draws on the Class B Ford Letters of Credit.  If there is more than one Class B Ford Letter of Credit on the date of any draw on the Class B Ford Letters of Credit pursuant to the terms of this Series Supplement (other than pursuant to Sections 3.15(b) and (c) of this Series Supplement), the Administrator shall instruct the Trustee, in writing, to draw on each Class B Ford Letter of Credit in an amount equal to the Pro Rata Share of the Class B Ford Letter of Credit Provider issuing such Class B Ford Letter of Credit of the amount of such draw on the Class B Ford Letters of Credit.

(II)           Draws on the Class B Non-Ford Letters of Credit.  If there is more than one Class B Non-Ford Letter of Credit on the date of any draw on the Class B Non-Ford Letters of Credit pursuant to the terms of this Series Supplement (other than pursuant to Sections 3.15(b) and (c) of this Series Supplement), the Administrator shall instruct the Trustee, in writing, to draw on each Class B Non-Ford Letter of Credit in an amount equal to the Pro Rata Share of the Class B Non-Ford Letter of Credit Provider issuing such Class B Non-Ford Letter of Credit of the amount of such draw on the Class B Non-Ford Letters of Credit.

(g)           (I)  Establishment of Class B Ford Cash Collateral Account.  On or prior to the date of any drawing under a Class B Ford Letter of Credit pursuant to Section 3.15(b) or (c) of this Series Supplement, HVF shall establish and maintain in the name of the Trustee for the benefit of the Series 2005-3 Noteholders, Ford and each Interest Rate Hedge Provider, an account (the “Class B Ford Cash Collateral Account”), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Series 2005-3 Noteholders, Ford and each Interest Rate Hedge Provider.  The Class B Ford Cash Collateral Account shall be an Eligible Deposit Account.  If the Class B Ford Cash Collateral Account is at any time no longer an Eligible Deposit Account, HVF shall, within 10 Business Days of obtaining knowledge that the Class B Ford Cash Collateral Account is no longer an Eligible Deposit Account, establish a new Class B Ford Cash Collateral Account that is an Eligible Deposit Account.  If a new Class B Ford Cash Collateral Account is established, HVF shall instruct the Trustee in writing to transfer all cash and investments from the non-qualifying Class B Ford Cash Collateral Account into the new Class B Ford Cash Collateral Account.
(II)           Establishment of Class B Non-Ford Cash Collateral Account.  On or prior to the date of any drawing under a Class B Non-Ford Letter of Credit pursuant to Section 3.15(b) or (c) of this Series Supplement, HVF shall establish and maintain in the name of the Trustee for the benefit of the Series 2005-3 Noteholders, Ford and each Interest Rate Hedge Provider, an account (the “Class B Non-Ford Cash Collateral Account”), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Series 2005-3 Noteholders, Ford and each Interest Rate Hedge Provider.  The Class B Non-Ford Cash Collateral Account shall be an Eligible Deposit Account.  If the Class B Non-Ford Cash Collateral Account is at any time no longer an Eligible Deposit Account, HVF shall, within 10 Business Days of obtaining knowledge that the Class B Non-Ford Cash Collateral Account is no longer an Eligible Deposit Account, establish a new Class B Non-Ford Cash Collateral Account that is an Eligible Deposit Account.  If a new Class B Non-Ford Cash Collateral Account is established, HVF shall instruct the Trustee in writing to transfer all cash and investments from the non-qualifying Class B Non-Ford Cash Collateral Account into the new Class B Non-Ford Cash Collateral Account.

(h)           Administration of the Class B Cash Collateral Account.  HVF may instruct (by standing instructions or otherwise) the institution maintaining a Class B Cash Collateral Account to invest funds on deposit in a Class B Cash Collateral Account from time to time in Permitted Investments.  Any investment of funds on deposit in a Class B Cash Collateral Account shall mature not later than the Business Day prior to the first Payment Date following the date on which such funds were received (including funds received upon a payment in respect of a Permitted Investment made with funds on deposit in the Class B Cash Collateral Account), unless any Permitted Investment held in the Class B Cash Collateral Account is held with the Trustee, in which case such investment may mature on such Payment Date so long as such funds shall be available for withdrawal on or prior to such Payment Date.  HVF shall not direct the Trustee to dispose of (or permit the disposal of) any Permitted Investments prior to the maturity thereof to the extent such disposal would result in a loss of the initial purchase price of such Permitted Investment.  In the absence of written investment instructions hereunder, funds on deposit in a Class B Cash Collateral Account shall remain uninvested.

(i)            Earnings from Class B Cash Collateral Account.  All Class B Cash Collateral Account Interest and Earnings shall be deemed to be on deposit therein and available for distribution.

(j)            Class B Cash Collateral Account Surplus.  (X) In the event that the Class B Cash Collateral Account Surplus on any Payment Date is greater than zero, the Administrator may direct the Trustee to, and the Trustee, acting in accordance with the written instructions of the Administrator, shall, subject to the limitations set forth in this Section 3.15(j)(X), withdraw the amount specified by the Administrator from the Class B Cash Collateral Account specified by the Administrator and apply such amount in accordance with the terms of this Section 3.15(j)(X).  The amount of any such withdrawal from the Class B Ford Cash Collateral Account shall be limited to the lesser of (a) the Class B Available Ford Cash Collateral Account Amount on such Payment Date and (b) the Class B Cash Collateral Account Surplus (after giving effect to any withdrawal from the Class B Non-Ford Cash Collateral Account) on such Payment Date.  The amount of any such withdrawal from the Class B Non-Ford Cash Collateral Account shall be limited to the least of (a) the Class B Available Non-Ford Cash Collateral Account Amount on such Payment Date, (b) the Class B Cash Collateral Account Surplus (after giving effect to any withdrawal from the Class B Ford Cash Collateral Account) on such Payment Date and (c) the excess, if any, of the Class B Non-Ford Letter of Credit Liquidity Amount on such Payment Date over the excess, if any, of the Series 2005-3 Demand Note Payment Amount over the Class A Non-Ford Letter of Credit Liquidity Amount on such Payment Date.  Any amounts withdrawn from the Class B Ford Cash Collateral Account pursuant to this Section 3.15(j)(X) shall be paid to Ford.  Any amounts withdrawn from the Class B Non-Ford Cash Collateral Account shall be paid:  first, to Ford to the extent that there are unpaid Ford Reimbursement Obligations due and owing to Ford, the lesser of the amount withdrawn from the Class B Non-Ford Cash Collateral Account and the amount of such unpaid Ford Reimbursement Obligations, second, only for so long as the Ford LOC Exposure Amount is greater than zero, only to the extent that after giving effect to any such withdrawal, the Fleet Equity Condition would be satisfied, to the Class B Non-Ford Letter of Credit Providers, to the extent that there are unreimbursed Class B Disbursements due and owing to such Class B Non-Ford Letter of Credit Providers in respect of the Class B Non-Ford Letters of Credit, for application in accordance with the provisions of the respective Class B Non-Ford Letter of Credit Reimbursement Agreement, and third, only for so long as the Ford LOC Exposure Amount is greater than zero, only to the extent that after giving effect to any such withdrawal, the Fleet Equity Condition would be satisfied, to HVF any remaining amount.  (Y) Irrespective of whether there is a Class B Cash Collateral Account Surplus, in the event that the Class B Ford Cash Collateral Account has been established pursuant to Section 3.15(g)(I) of this Series Supplement, the proceeds of one or more Class B LOC Termination Disbursements have been deposited therein pursuant to Section 3.15(b) or Section 3.15(c) of this Series Supplement and Ford delivers to the Trustee a Class B Ford Letter of Credit from a Class B Eligible Ford Letter of Credit Provider, the Administrator shall direct the Trustee to, and the Trustee, acting in accordance with the written instructions of the Administrator shall withdraw from the Class B Ford Cash Collateral Account an amount equal to the stated amount of such Class B Ford Letter of Credit and pay such amount to Ford.

(k)           Termination of Class B Cash Collateral Account.  On the earlier of the termination of this Series Supplement in accordance with Section 7.14 and the Five-Year Notes Legal Final Payment Date, the Trustee, acting in accordance with the written instructions of the Administrator, shall withdraw from the Class B Ford Cash Collateral Account and (i) pay to Ford an amount equal to the lesser of (x) the Class B Available Ford Cash Collateral Account Amount and (y) the excess, if any, of (A) the aggregate amount of Class B LOC Termination Disbursements deposited into the Class B Ford Cash Collateral Account pursuant to Section 3.15(b) or Section 3.15(c) of this Series Supplement over (B) the aggregate amount withdrawn from the Class B Ford Cash Collateral Account pursuant to Section 3.3(e)(II)(Y) or Section 3.5(c)(ii) of this Series Supplement that has not be reimbursed by HVF in accordance with Section 3.17 of this Series Supplement on or prior to such date, (ii) pay to Ford, an amount equal to the lesser of (x) the amount of unpaid Ford Reimbursement Obligations due and owing to Ford and (y) the excess, if any, of the Class B Available Ford Cash Collateral Account Amount over the amount paid to Ford pursuant to clause (i) above and (iii) pay to HVF, any funds remaining in the Class B Ford Cash Collateral Account.

(Y)  Upon the termination of this Series Supplement in accordance with its terms, the Trustee, acting in accordance with the written instructions of the Administrator, after the prior payment of all amounts due and owing to the Series 2005-3 Noteholders, the Insurer, Ford and each Interest Rate Hedge Provider and payable from the Class B Non-Ford Cash Collateral Account as provided herein, shall withdraw from such Class B Non-Ford Cash Collateral Account all amounts on deposit therein (to the extent not withdrawn pursuant to Section 3.15(d) above) and shall pay such amounts, first, to Ford, to the extent that there are unpaid Ford Reimbursement Obligations due and owing to Ford, second, only for so long as the Ford LOC Exposure is greater than zero, only to the extent that after giving effect to such payment the Fleet Equity Condition would be satisfied, pro rata to the Class B Non-Ford Letter of Credit Providers, to the extent that there are unreimbursed Class B Disbursements due and owing to such Class B Non-Ford Letter of Credit Providers, for application in accordance with the provisions of the respective Class B Non-Ford Letters of Credit, and third, only for so long as the Ford LOC Exposure Amount is greater than zero, only to the extent that after giving effect to such payment the Fleet Equity Condition would be satisfied, to HVF any remaining amounts.

Section 3.16.          Subordination of Class B Notes.

Notwithstanding anything to the contrary contained herein or in any other Related Document, the Class B Notes will be subordinate in all respects to the Class A Notes.  No payments on account of interest or principal with respect to the Class B Notes shall be made on any Payment Date until all payments of interest and principal then due and payable with respect to the Class A Notes on such Payment Date (including, without limitation, all accrued interest, all interest accrued on such accrued interest, all Class A Deficiency Amounts and all Mandatory Decreases) have been paid in full and all Insurer

Fees and Insurer Reimbursement Amounts due on such Payment Date have been paid in full.

The Class B Noteholders shall not be entitled to receive the benefit of amounts (i) available under any Class A Letter of Credit, (ii) on deposit in a Class A Cash Collateral Account and (iii) on deposit in the Class A Reserve Account, in each case until the Class A Notes have been paid in full.

Section 3.17.          Reimbursement Obligation.  (a)  HVF agrees to pay to Ford, in accordance with, and solely to the extent of funds available therefore under, the Indenture:

(i)            on and after each date on which a Series 2005-3 Ford Letter of Credit Provider shall pay any Ford LOC Disbursement under a Series 2005-3 Ford Letter of Credit, an amount equal to such Ford LOC Disbursement;

(ii)           on and after each date on which any amount is withdrawn from the Class A Ford Cash Collateral Account pursuant to Section 3.3(e)(I)(Y) or Section 3.5(c)(ii) of this Series Supplement, an amount equal to the amount of such withdrawal; and

(iii)          on and after each date on which any amount is withdrawn from the Class B Ford Cash Collateral Account pursuant to Section 3.3(e)(II)(Y) or Section 3.5(c)(ii) of this Series Supplement, an amount equal to the amount of such withdrawal.

(b)           Notwithstanding the foregoing, prior to the earlier of (i) the Five-Year Notes Legal Final Payment Date and (ii) the termination of this Series Supplement in accordance with Section 7.14 of this Series Supplement, any amount payable by HVF to Ford pursuant to Section 3.17(A)(ii) of this Series Supplement shall be paid by HVF by depositing such amount in the Class A Ford Cash Collateral Account and any amount payable by HVF to Ford pursuant to Section 3.17(A)(iii) of this Series Supplement shall be paid by HVF by depositing such amount in the Class B Ford Cash Collateral Account.

(c)           HVF agrees that Ford shall be deemed a “Secured Party” under the Base Indenture and the Related Documents to the extent of Ford Reimbursement Obligations payable by HVF to Ford.  Ford Reimbursement Obligations shall be absolute, unconditional and irrevocable, and shall be paid under all circumstances, including, without limitation, the following circumstances:

(i)            any lack of validity or enforceability of this Series Supplement, the Indenture, any Related Document or any Series 2005-3 Ford Letter of Credit;

(ii)           the existence of any claim, set-off, defense or other right which HVF may have at any time against Ford, the Trustee or any other beneficiary or any transferee of any Series 2005-3 Ford Letter of Credit (or any persons or entities for whom the Trustee, any such beneficiary or any such transferee may be acting), whether in connection with this Series Supplement, the transactions contemplated hereby or by the Related Documents or any unrelated transaction;

(iii)          any statement or any other document presented under any Series 2005-3 Ford Letter of Credit proving to be forged, fraudulent or invalid in any respect or any statement therein being untrue or inaccurate in any respect;

(iv)          any statement or any other document presented under any Series 2005-3 Ford Letter of Credit proving to be insufficient in any respect;

(v)           payment by a Series 2005-3 Ford Letter of Credit Provider under a Series 2005-3 Ford Letter of Credit against presentation of a draft or certificate which does not strictly comply with the terms of such Series 2005-3 Ford Letter of Credit;

(vi)          any non-application or misapplication by the Trustee of the proceeds of any Ford LOC Disbursement or any withdrawal from the Class A Ford Cash Collateral Account or the Class Ford B Cash Collateral Account; or

(vii)         any other circumstance or happening whatsoever, whether or not similar to any of the foregoing, including, without limitation, any other circumstance that might otherwise constitute a defense available to, or a discharge of, HVF.

ARTICLE IV

AMORTIZATION EVENTS

In addition to the Amortization Events set forth in Section 9.1 of the Base Indenture, the following shall be Amortization Events with respect to the Series 2005-3 Notes and shall constitute the Amortization Events set forth in Section 9.1(j) of the Base Indenture with respect to the Series 2005-3 Notes:

(a)           HVF defaults in the payment of any interest on, or other amount payable in respect of, the Series 2005-3 Notes when the same becomes due and payable and such default continues for a period of five (5) Business Days;

(b)           HVF defaults in the payment of any principal of the Series 2005-3 Notes when the same becomes due and payable on the applicable Legal Final Payment Date;

(c)           a Class Enhancement Deficiency shall occur and continue for at least three (3) Business Days;

(d)           a Class Liquidity Deficiency shall occur and continue for at least three (3) Business Days;

(e)           (i) all principal of and interest on the Class A-1 Notes, the Class B-1 Notes and the Class B-2 Notes is not paid in full on or before the Three-Year Notes Expected Final Payment Date, or (ii) all principal of and interest on the Class A-2 Notes, the Class B-3 Notes and the Class B-4 Notes is not paid in full on or before the Five-Year Notes Expected Final Payment Date;

(f)            the Class A Asset Amount shall be less than the Class A Required Asset Amount for at least three (3) Business Days or the Class B Asset Amount shall be less than the Series 2005-3 Required Asset Amount for at least three (3) Business Days;

(g)           the Insured Principal Deficit Amount shall be greater than zero;

(h)           the Class A Reserve Account, a Class A Cash Collateral Account, the Class B Reserve Account, a Class B Cash Collateral Account, the Series 2005-3 Excess Collection Account or any HVF Exchange Account shall be subject to an injunction, estoppel or other stay or a Lien (other than a Permitted Lien) for at least three (3) Business Days and either a Class Enhancement Deficiency or a Class Liquidity Deficiency would result from excluding the amount on deposit in any such account that is subject to an injunction, estoppel or other stay or a Lien (other than a Permitted Lien) for at least three (3) Business Days from the Class Enhancement Amount or the Class Liquidity Amount, to the extent applicable;

(i)            the Trustee shall make a demand for payment under the Insurance Policy;

(j)            the occurrence of an Event of Bankruptcy with respect to the Insurer;

(k)           the Insurer fails to honor a demand for payment made in accordance with the requirements of the Insurance Policy;

(l)            (i) with respect to the Three-Year Notes, in the event that One-Month LIBOR exceeds 7.75%, HVF shall fail to obtain, within 30 days of such an occurrence, one or more Series 2005-3 Interest Rate Hedges from one or more Eligible Interest Rate Hedge Providers in an aggregate initial notional amount equal to the aggregate Principal Amount of the Three Year Notes, each with a strike rate equal to no more than 8.75% or (ii) with respect to the Five-Year Notes, in the event that One-Month LIBOR exceeds 8.25%, HVF shall fail to obtain, within 30 days of such an occurrence, one or more Series 2005-3 Interest Rate Hedges from one or more Eligible Interest Rate Hedge Provider in an aggregate initial notional amount equal to the aggregate Principal Amount of the Five Year Notes, each with a strike rate equal to no more than 9.25%;

(m)          the Trustee shall for any reason cease to have a valid and perfected first priority security interest in the Series 2005-3 Collateral (other than the Initial Hertz Vehicles and the Service Vehicles) or any of the Lessee, HVF or any Affiliate of either so asserts in writing;

(n)           the occurrence of a Servicer Event of Default;

(o)           HVF fails to comply with any of its other agreements or covenants in, or provisions of, the Series 2005-3 Notes or the Indenture and the failure to so comply materially and adversely affects the interests of the Series 2005-3 Noteholders or the Insurer and continues to materially and adversely affect the interests of the Series 2005-3 Noteholders or the Insurer for a period of thirty (30) days after the earlier of (i) the date on which HVF obtains knowledge thereof or (ii) the date on which written notice of such failure, requiring the same to be remedied, shall have been given to HVF by the Trustee or to HVF and the Trustee by the Required Noteholders with respect to the Series 2005-3 Notes; or

(p)           any representation made by HVF in the Indenture or any Related Document is false and such false representation materially and adversely affects the interests of the Series 2005-3 Noteholders or the Insurer and such false representation is not cured for a period of thirty (30) days after the earlier of (i) the date on which HVF obtains knowledge thereof or (ii) the date that written notice thereof is given to HVF by the Trustee or to HVF and the Trustee by the Required Noteholders with respect to the Series 2005-3 Notes.

In the case of

(i)            any event described in clauses (a) through (m) above, an Amortization Event with respect to the Series 2005-3 Notes will immediately occur without any notice or other action on the part of the Trustee or any Series 2005-3 Noteholder or

(ii)           any event described in clauses (n) through (p) above, either the Trustee may, by written notice to HVF or the Required Noteholders with respect to the Series 2005-3 Notes may, by written notice to HVF and the Trustee declare that an Amortization Event with respect to the Series 2005-3 Notes has occurred as of the date of the notice.

Amortization Events with respect to the Series 2005-3 Notes described in clauses (j) and (k) above will not be subject to waiver.  An Amortization Event with respect to the Series 2005-3 Notes described in clauses (a) through (i) and clauses (l) through (p) above will be subject to waiver in accordance with Section 9.4 of the Base Indenture.

Notwithstanding anything herein to the contrary, an Amortization Event with respect to the Series 2005-3 Notes described in clause (m) above shall be curable at any time.

ARTICLE V

RESERVED

ARTICLE VI

FORM OF SERIES 2005-3 NOTES

Section 6.1.            Issuance of Class A Notes.  The Class A Notes will be issued in the form of definitive notes in fully registered form without interest coupons, substantially in the form set forth in Exhibit A-1 hereto, and will be sold to the Class A Noteholders pursuant to and in accordance with the Class A Note Purchase Agreement and shall be duly executed by HVF and authenticated by the Trustee in the manner set forth in Section 2.4 of the Base Indenture.  Other than in accordance with this Series Supplement and the Class A Note Purchase Agreement, the Class A Notes will not be permitted to be transferred, assigned, exchanged or otherwise pledged or conveyed by the Class A Noteholders.  The Class A Notes shall bear a face amount equal to up to the Class A Maximum Principal Amount as of the Series 2005-3 Closing Date, and shall be initially issued in a principal amount equal to the Class A Initial Principal Amount.  The Trustee shall, or shall cause the Registrar, to record any Increases or Decreases with respect to the Class A Principal Amount such that the principal amount of the Class A Notes that are outstanding accurately reflects all such Increases and Decreases.

The Class A Notes may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange or as may, consistently herewith, be determined by the officers executing such Class A Notes, as evidenced by their execution of the Class A Notes.  The Class A Notes may be produced in any manner, all as determined by the officers executing such Class A Notes, as evidenced by their execution of such Class A Notes. The initial sale of the Class A Notes is limited to Persons who have executed the Class A Note Purchase Agreement.

Section 6.2.            Issuance of Class B Notes.  The Class B Notes may be offered and sold on any Series 2005-3 Class B Notes Closing Date by HVF pursuant to a Class B Purchase Agreement.  The Class B Notes will be resold initially only (A) to qualified institutional buyers (as defined in Rule 144A) (“QIBs”) in reliance on Rule 144A and (B) to Persons other than U.S. Persons (as defined in Regulation S) in reliance on Regulation S.  The Class B Notes may thereafter be transferred to QIBs or purchasers in reliance on Regulation S in accordance with the procedure described herein.  The Class B Notes will be Book-Entry Notes and DTC will be the Depository for the Class B Notes.  The provisions of the rules and procedures of DTC, the “Operating Procedures of the Euroclear System” and “Terms and Conditions Governing Use of Euroclear” and the “General Terms and Conditions of Clearstream Banking” and “Customer Handbook” of Clearstream (the “Applicable Procedures”) shall be applicable to transfers of beneficial interests in the Class B Notes.

(a)           Restricted Global Notes.  Each Class of the Class B Notes offered and sold in their initial distribution in reliance upon Rule 144A will be issued in the form of one or more global notes in fully registered form, without coupons, substantially in the form set forth in Exhibits A-2-1, A-3-1, A-4-1, A-5-1, A-6-1, and A-7-1 respectively, registered in the name of Cede, as nominee of DTC, and deposited with BNY MTC, as custodian of DTC (collectively, the “Restricted Global Notes”).  The aggregate initial principal amount of the Restricted Global Notes may from time to time be increased or decreased by adjustments made on the records of BNY MTC, as custodian for DTC, in connection with a corresponding decrease or increase in the aggregate initial principal amount of the corresponding class of Regulation S Global Notes or the Unrestricted Global Notes, as hereinafter provided.

(b)           Regulation S Global Notes and Unrestricted Global Notes.  Any Class B Notes offered and sold on a Series 2005-3 Class B Notes Closing Date in reliance upon Regulation S will be issued in the form of one or more global notes in fully registered form, without coupons, substantially in the forms set forth in Exhibits A-2-2, A-3-2, A-4-2, A-5-2, A-6-2 and A-7-2, registered in the name of Cede, as nominee of DTC, and deposited with BNY MTC, as custodian of DTC, for credit to the respective accounts at DTC of the designated agents holding on behalf of Euroclear and Clearstream.  Until such time as the Restricted Period shall have terminated with respect to any Class B Note, such Class B Notes shall be referred to herein collectively as the “Regulation S Global Notes”.  After such time as the Restricted Period shall have terminated, such Class B Notes shall be exchangeable, in whole or in part, for interests in one or more permanent global notes in registered form without interest coupons, substantially in the forms set forth in Exhibits A-2-3, A-3-3, A-4-3, A-5-3, A-6-3 and A-7-3, as hereinafter provided (collectively, the “Unrestricted Global Notes”).  The aggregate principal amount of the Regulation S Global Notes or the Unrestricted Global Notes may from time to time be increased or decreased by adjustments made on the records of BNY MTC, as custodian for DTC, in connection with a corresponding decrease or increase of aggregate principal amount of the corresponding Restricted Global Notes, as hereinafter provided.

Section 6.3.            Transfer of Class A Notes.

(a)           Subject to the terms of the Indenture and the Class A Note Purchase Agreement, the holder of any Class A Note may transfer the same in whole or in part, in an amount equivalent to an authorized denomination, by surrendering such Class A Note at the office maintained by the Registrar for such purpose pursuant to Section 2.5(a) of the Base Indenture, with the form of transfer endorsed on it duly completed and executed by, or accompanied by a written instrument of transfer in form satisfactory to HVF and the Registrar by, the holder thereof and accompanied by a certificate substantially in the form of Exhibit F-1 hereto; provided, that if the holder of any Class A Note transfers, in whole or in part, its interest in any Class A Note pursuant to (i) an Assignment and Assumption Agreement substantially in the form of Exhibit B to a Class A Note Purchase Agreement or (ii) an Investor Group Supplement substantially in the form of Exhibit C to a Class A Note Purchase Agreement, then such Class A Noteholder will not be required to submit a certificate substantially in the form of Exhibit F-1 hereto upon transfer of its interest in such Class A Note.  In exchange for any Class A Note properly presented for transfer, HVF shall execute and the Trustee shall promptly authenticate and deliver or cause to be authenticated and delivered in compliance with applicable law, to the transferee at such office, or send by mail (at the risk of the transferee) to such address as the transferee may request, Class A Notes for the same aggregate principal amount as was transferred.  In the case of the transfer of any Class A

Note in part, HVF shall execute and the Trustee shall promptly authenticate and deliver or cause to be authenticated and delivered to the transferor at such office, or send by mail (at the risk of the transferor) to such address as the transferor may request, Class A Notes for the aggregate principal amount that was not transferred.  No transfer of any Class A Note shall be made unless the request for such transfer is made by the Class A Noteholder at such office.  Neither HVF nor the Trustee shall be liable for any delay in delivery of transfer instructions and each may conclusively rely on, and shall be protected in relying on, such instructions.  Upon the issuance of transferred Class A Notes, the Trustee shall recognize the Holders of such Class A Note as Class A Noteholders.

(b)           Each Class A Note shall bear the following legend:

THIS CLASS A NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR WITH ANY STATE SECURITIES OR “BLUE SKY” LAWS.  THE HOLDER HEREOF, BY ITS ACCEPTANCE HEREOF, AGREES FOR THE BENEFIT OF HVF THAT SUCH CLASS A NOTE IS BEING ACQUIRED FOR ITS OWN ACCOUNT AND NOT WITH A VIEW TO DISTRIBUTION AND TO OFFER, SELL OR OTHERWISE TRANSFER SUCH NOTE ONLY (A) TO HVF, (B) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) TO AN INSTITUTIONAL ACCREDITED INVESTOR WITHIN THE MEANING OF RULE 501(A)(1), (2), (3) OR (7) UNDER THE SECURITIES ACT OR (D) PURSUANT TO AN APPLICABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND, IN EACH SUCH CASE, IN COMPLIANCE WITH THE INDENTURE AND ALL APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER JURISDICTION, SUBJECT TO THE RIGHT OF HVF, PRIOR TO ANY TRANSFER PURSUANT TO CLAUSE (C), TO REQUIRE THE DELIVERY TO IT OF A PURCHASER’S LETTER IN THE FORM OF EXHIBIT F-1 TO THE SERIES 2005-3 SUPPLEMENT CERTIFYING, AMONG OTHER THINGS, THAT SUCH PURCHASER IS AN INSTITUTIONAL “ACCREDITED INVESTOR” WITHIN THE MEANING OF RULE 501(A)(1), (2), (3) OR (7) UNDER THE SECURITIES ACT AND SUBJECT TO THE RIGHT OF HVF, PRIOR TO ANY TRANSFER PURSUANT TO CLAUSE (D), TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO IT.

The required legends set forth above shall not be removed from the Class A Notes except as provided herein.

Section 6.4.            Transfer of Class B Notes.

(a)           A Series 2005-3 Global Note may not be transferred, in whole or in part, to any Person other than DTC or a nominee thereof, or to a successor Depository or to a nominee of a successor Depository, and no such transfer to any such other Person may be registered; provided, however, that this Section 6.4(a) shall not prohibit any transfer of a Class B Note that is issued in exchange for a Series 2005-3 Global Note in accordance with Section 2.13 of the Base Indenture and shall not prohibit any transfer of a beneficial interest in a Series 2005-3 Global Note effected in accordance with the other provisions of this Section 6.4.

(b)           The transfer by a Class B Noteholder holding a beneficial interest in a Restricted Global Note to a Person who wishes to take delivery thereof in the form of a beneficial interest in the Restricted Global Note shall be made upon the deemed representation of the transferee that it is purchasing for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a QIB, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding HVF as such transferee has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon its foregoing representations in order to claim the exemption from registration provided by Rule 144A.

(c)           If a Class B Noteholder holding a beneficial interest in a Restricted Global Note wishes at any time to exchange its interest in such Restricted Global Note for an interest in the Regulation S Global Note, or to transfer such interest to a Person who wishes to take delivery thereof in the form of a beneficial interest in the Regulation S Global Note, such exchange or transfer may be effected, subject to the Applicable Procedures, only in accordance with the provisions of this Section 6.4(c).  Upon receipt by the Registrar, at the office of the Registrar, of (i) written instructions given in accordance with the Applicable Procedures from a Clearing Agency Participant directing the Registrar to credit or cause to be credited to a specified Clearing Agency Participant’s account a beneficial interest in the Regulation S Global Note, in a principal amount equal to that of the beneficial interest in such Restricted Global Note to be so exchanged or transferred, (ii) a written order given in accordance with the Applicable Procedures containing information regarding the account of the Clearing Agency Participant (and the Euroclear or Clearstream account, as the case may be) to be credited with, and the account of the Clearing Agency Participant to be debited for, such beneficial interest and (iii) a certificate in substantially the form set forth in Exhibit F-2 given by the Class B Noteholder holding such beneficial interest in such Restricted Global Note, the Registrar shall instruct BNY MTC, as custodian of DTC, to reduce the principal amount of the Restricted Global Note, and to increase the principal amount of the Regulation S Global Note, by the principal amount of the beneficial interest in such Restricted Global Note to be so exchanged or transferred, and to credit or cause to be credited to the account of the Person specified in such instructions (which shall be the Clearing Agency Participant for Euroclear or Clearstream or both, as the case may be) a beneficial interest in the Regulation S Global Note having a principal amount equal to the amount by which the principal amount of such Restricted Global Note was reduced upon such exchange or transfer.

(d)           If a Class B Noteholder holding a beneficial interest in a Restricted Global Note wishes at any time to exchange its interest in such Restricted Global Note for an interest in the Unrestricted Global Note, or to transfer such interest to a Person who wishes to take delivery thereof in the form of a beneficial interest in the Unrestricted Global Note, such exchange or transfer may be effected, subject to the Applicable Procedures, only in accordance with the provisions of this Section 6.4(d).  Upon receipt by the Registrar, at the office of the Registrar, of (A) written instructions given in accordance with the Applicable Procedures from a Clearing Agency Participant directing the Registrar to credit or cause to be credited to a specified Clearing Agency Participant’s account a beneficial interest in the Unrestricted Global Note in a principal amount equal to that of the beneficial interest in such Restricted Global Note to be so exchanged or transferred, (ii) a written order given in accordance with the Applicable Procedures containing information regarding the account of the Clearing Agency Participant (and the Euroclear or Clearstream account, as the case may be) to be credited with, and the account of the Clearing Agency Participant to be debited for, such beneficial interest and (iii) a certificate in substantially the form of Exhibit F-3 given by the Class B Noteholder holding such beneficial interest in such Restricted Global Note, the Registrar shall instruct BNY MTC, as custodian of DTC, to reduce the principal amount of such Restricted Global Note, and to increase the principal amount of the Unrestricted Global Note, by the principal amount of the beneficial interest in such Restricted Global Note to be so exchanged or transferred, and to credit or cause to be credited to the account of the Person specified in such instructions (which shall be the Clearing Agency Participant for Euroclear or Clearstream or both, as the case may be) a beneficial interest in the Unrestricted Global Note having a principal amount equal to the amount by which the principal amount of such Restricted Global Note was reduced upon such exchange or transfer.

(e)           If a Class B Noteholder holding a beneficial interest in a Regulation S Global Note or an Unrestricted Global Note wishes at any time to exchange its interest in such Regulation S Global Note or such Unrestricted Global Note for an interest in the Restricted Global Note, or to transfer such interest to a Person who wishes to take delivery thereof in the form of a beneficial interest in the Restricted Global Note, such exchange or transfer may be effected, subject to the Applicable Procedures, only in accordance with the provisions of this Section 6.4(e).  Upon receipt by the Registrar, at the office of the Registrar, of (i) written instructions given in accordance with the Applicable Procedures from a Clearing Agency Participant directing the Registrar to credit or cause to be credited to a specified Clearing Agency Participant’s account a beneficial interest in the Restricted Global Note in a principal amount equal to that of the beneficial interest in such Regulation S Global Note or such Unrestricted Global Note, as the case may be, to be so exchanged or transferred, (ii) a written order given in accordance with the Applicable Procedures containing information regarding the account of the Clearing Agency Participant (and the Euroclear or Clearstream account, as the case may be) to be credited with, and the account of the Clearing Agency Participant to be debited for, such beneficial interest and (iii) with respect to a transfer of a beneficial interest in such Regulation S Global Note (but not such Unrestricted Global Note), a certificate in substantially the form set forth in Exhibit F-4 given by such Class B Noteholder holding such beneficial interest in such Regulation S Global Note, the Registrar shall instruct BNY MTC, as custodian of DTC, to reduce the principal amount of such Regulation S Global Note or such Unrestricted Global Note, as the case may be, and to increase the principal amount of the Restricted Global Note, by the principal amount of the beneficial interest in such Regulation S Global Note or such Unrestricted Global Note to be so exchanged or transferred, and to credit or cause to be credited to the account of the Person specified in such instructions (which shall be the Clearing Agency Participant for DTC) a beneficial interest in the Restricted Global Note having a principal amount equal to the amount by which the principal amount of such Regulation S Global Note or such Unrestricted Global Note, as the case may be, was reduced upon such exchange or transfer.

(f)            In the event that a Series 2005-3 Global Note or any portion thereof is exchanged for Class B Notes other than Series 2005-3 Global Notes, such other Class B Notes may in turn be exchanged (upon transfer or otherwise) for Class B Notes that are not Series 2005-3 Global Notes or for a beneficial interest in a Series 2005-3 Global Note (if any is then outstanding) only in accordance with such procedures, which shall be substantially consistent with the provisions of Sections 6.4(a) through Section 6.4(e) and Section 6.4(g) of this Series Supplement (including the certification requirement intended to ensure that transfers and exchanges of beneficial interests in a Series 2005-3 Global Note comply with Rule 144A or Regulation S under the Securities Act, as the case may be) and any Applicable Procedures, as may be adopted from time to time by HVF and the Registrar.

(g)           Until the termination of the Restricted Period with respect to any Class B Note, interests in the Regulation S Global Notes representing such Class B Note may be held only through Clearing Agency Participants acting for and on behalf of Euroclear and Clearstream; provided, that this Section 6.4(g) shall not prohibit any transfer in accordance with Section 6.4(d) of this Series Supplement.  After the expiration of the applicable Restricted Period, interests in the Unrestricted Global Notes may be transferred without requiring any certifications.

(h)           The Class B Notes shall bear the following legends to the extent indicated:

(i)            The Restricted Notes shall bear the following legend:

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR WITH ANY STATE SECURITIES LAWS.  THE HOLDER OF THIS NOTE BY ITS ACCEPTANCE HEREOF AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH NOTE ONLY (A) TO HVF, (B) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE NOTES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT (“RULE 144A”), TO A PERSON IT REASONABLY BELIEVES IS A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A (A “QIB”) THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QIB TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) PURSUANT TO OFFERS AND SALES THAT OCCUR OUTSIDE THE UNITED STATES WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT OR (E) PURSUANT TO ANOTHER

AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE RIGHT OF HVF, PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSE (E) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO IT.

(ii)           The Regulation S Global Notes shall bear the following legend:

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR WITH ANY SECURITIES REGULATORY AUTHORITY OF ANY STATE OR OTHER JURISDICTION OF THE UNITED STATES.  UNTIL 40 DAYS AFTER THE ORIGINAL ISSUE DATE OF THE NOTES (THE “RESTRICTED PERIOD”) IN CONNECTION WITH THE OFFERING OF THE NOTES IN THE UNITED STATES FROM OUTSIDE OF THE UNITED STATES, THE SALE, PLEDGE OR TRANSFER OF THIS NOTE IS SUBJECT TO CERTAIN CONDITIONS AND RESTRICTIONS.  THE HOLDER HEREOF, BY PURCHASING OR OTHERWISE ACQUIRING THIS NOTE, ACKNOWLEDGES THAT THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT AND AGREES FOR THE BENEFIT OF HERTZ VEHICLE FINANCING LLC (“HVF”) THAT THIS NOTE MAY BE TRANSFERRED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY IN COMPLIANCE WITH THE SECURITIES ACT AND OTHER APPLICABLE LAWS OF THE STATES, TERRITORIES AND POSSESSIONS OF THE UNITED STATES GOVERNING THE OFFER AND SALE OF SECURITIES, AND PRIOR TO THE EXPIRATION OF THE RESTRICTED PERIOD, ONLY (1) IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH REGULATION S UNDER THE SECURITIES ACT, (2) PURSUANT TO AND IN ACCORDANCE WITH RULE 144A UNDER THE SECURITIES ACT OR (3) TO HVF.

(iii)          The Series 2005-3 Global Notes shall bear the following legends:

THIS NOTE IS A GLOBAL NOTE WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITORY TRUST COMPANY (“DTC”), A NEW YORK CORPORATION, 55 WATER STREET, NEW YORK, NEW YORK 10004, OR A NOMINEE THEREOF.  THIS NOTE MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS NOTE IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN DTC OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF DTC TO HVF OR THE REGISTRAR, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO.  OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, AND ANY PAYMENT IS MADE TO CEDE & CO.  OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL BECAUSE THE REGISTERED OWNER, CEDE & CO., HAS AN INTEREST HEREIN.

(iv)          The required legends set forth above shall not be removed from the applicable Class B Notes except as provided herein.  The legend required for a Restricted Note may be removed from such Restricted Note if there is delivered to HVF and the Registrar such satisfactory evidence, which may include an Opinion of Counsel as may be reasonably required by HVF that neither such legend nor the restrictions on transfer set forth therein are required to ensure that transfers of such Class B Note will not violate the registration requirements of the Securities Act.  Upon provision of such satisfactory evidence, the Trustee at the direction of HVF shall authenticate and deliver in exchange for such Restricted Note a Class B Note or Class B Notes having an equal aggregate principal amount that does not bear such legend.  If such a legend required for a Restricted Note has been removed from a Class B Note as provided above, no other Class B Note issued in exchange for all or any part of such Class B Note shall bear such legend, unless HVF has reasonable cause to believe that such other Class B Note is a “restricted security” within the meaning of Rule 144 under the Securities Act and instructs the Trustee to cause a legend to appear thereon.

ARTICLE VII

GENERAL

Section 7.1.            Optional Redemption of Class A Notes.  The Class A Notes shall be subject to repurchase (in whole) by HVF at its option, upon three (3) Business Days’ prior written notice to the Trustee, in accordance with Section 6.1 of the Base Indenture at any time; provided, however, that, as a condition precedent to any repurchase, on or prior to the date on which any Class A Note is repurchased by HVF pursuant to this Section 7.1, HVF (i) shall pay the Insurer all Insurer Fees and all other Insurer Reimbursement Amounts, (ii) shall pay to each Interest Rate Hedge Provider all amounts due and owing to such Interest Rate Hedge Provider under its related Series 2005-3 Interest Rate Hedge and (iii) shall pay to Ford all unpaid Ford Reimbursement Obligations, in each case as of the Payment Date fixed for redemption.  The repurchase price for any Class A Note (in each case, the “Class A Repurchase Amount”) shall equal the sum of (a) the aggregate outstanding principal balance of such Class A Notes (determined after giving effect to any payments of principal and interest on the Payment Date immediately preceding the date of purchase pursuant to this Section 7.1), plus (b) (i) with respect to the portion of such principal balance which was funded with Class A

Commercial Paper issued at a discount, all accrued and unpaid discount on such Class A Commercial Paper from the issuance date(s) thereof to the date of purchase under this Section 7.1 and the aggregate discount to accrue on such Class A Commercial Paper from the date of purchase under this Section 7.1 to the maturity date of such Class A Commercial Paper, or (ii) with respect to the portion of such principal balance which was funded with Class A Commercial Paper that was not issued at a discount, all accrued and unpaid interest on such Class A Commercial Paper from the issuance date(s) thereof to the date of purchase under this Section 7.1 (and any breakage costs associated with the prepayment of such interest-bearing Class A Commercial Paper), or (iii) with respect to the portion of such principal balance which was funded other than with Class A Commercial Paper, all accrued and unpaid interest on such principal balance through the date of purchase under this Section 7.1, plus (c) any other amounts then due and payable to the holders of such Series 2005-3 Notes pursuant hereto and pursuant to the Class A Note Purchase Agreements.

Section 7.2.            Optional Redemption of Class B Notes.  (a)  HVF may, at its option, redeem any Class of Class B Notes as a whole on any Payment Date on which the Class B-1 Principal Amount, the Class B-2 Principal Amount, the Class B-3 Principal Amount or the Class B-4 Principal Amount as the case may be, is equal to or less than 10% of the Initial Class B-1 Principal Amount, the Initial Class B-2 Principal Amount, the Initial Class B-3 Principal Amount or the Initial Class B-4 Principal Amount, as the case may be, with funds deposited in the Series 2005-3 Distribution Account pursuant to Section 3.2 of this Series Supplement, at 100% of the principal amount thereof, plus accrued and unpaid interest thereon; provided, however, as a condition precedent to any redemption, HVF shall pay to the Insurer all Insurer Fees and all other Insurer Reimbursement Amounts due and payable, to each Interest Rate Hedge Provider all amounts due and owing to such Interest Rate Hedge Provider under its related Series 2005-3 Interest Rate Hedge and to Ford, all unpaid Ford Reimbursement Obligations.

(b)           If HVF elects to redeem any Class of the Class B Notes pursuant to the provisions of Section 7.2, it shall notify the Trustee in writing at least 30 days prior to the intended date of redemption of (i) such intended date of redemption, (ii) the Class B Notes subject to redemption and (iii) the principal amount of the Class B Notes to be redeemed.  Upon receipt of a notice of redemption from HVF, the Trustee shall give notice of such redemption in the manner provided in Section 13.1 of the Base Indenture to the Class B Noteholders of the Class B Notes to be redeemed.  Such notice shall be given not less than ten (10) days prior to the intended date of redemption.

Section 7.3.            Information.  On or before the fourth Business Day prior to each Payment Date (unless otherwise agreed to by the Trustee), HVF shall cause the Administrator to furnish to the Trustee a Monthly Noteholders’ Statement with respect to the Series 2005-3 Notes, substantially in the form of Exhibit G, setting forth, inter alia, the following information:

(i)            the total amount available to be distributed to Series 2005-3 Noteholders on such Payment Date;

(ii)           the amount of such distribution allocable to the payment of principal of each Class of the Series 2005-3 Notes;

(iii)          the amount of such distribution allocable to the payment of interest on each Class of the Series 2005-3 Notes;

(iv)          the Class A Three Year Percentage and the Class A Five Year Percentage;

(v)           the Series 2005-3 Invested Percentage with respect to Interest Collections and with respect to Principal Collections for the period from and including the second Determination Date preceding such Payment Date to but excluding the Determination Date immediately preceding such Payment Date;

(vi)          the Class A Enhancement Amount, the Class A Adjusted Enhancement Amount, the Class A Liquidity Amount, the Class A Adjusted Liquidity Amount, the Class B Enhancement Amount, the Class B Adjusted Enhancement Amount, the Class B Liquidity Amount and the Class B Adjusted Liquidity Amount, in each case, as of the close of business on the last day of the Related Month;

(vii)         whether, to the knowledge of the Administrator, any Lien exists on any of the Collateral (other than Permitted Liens);

(viii)        whether, to the knowledge of the Administrator, any Operating Lease Event of Default has occurred;

(ix)           whether, to the knowledge of the Administrator, any Amortization Event or Potential Amortization Event with respect to the Series 2005-3 Notes has occurred;

(x)            the Aggregate Asset Amount and the amount of the Aggregate Asset Amount Deficiency, if any, as of the close of business on the last day of the Related Month;

(xi)           the Non-Eligible Vehicle Amount, the Class A Non-Eligible Vehicle Percentage, the BBB-/Baa3 Vehicle Percentage, the BBB-/Baa3 EPM Amount, the BBB-/Baa3 Vehicle Percentage Excess, the Mazda Vehicle Percentage Excess, and the Class A Non-Investment Grade Manufacturer Vehicle Percentage as of the close of business on the last day of the Related Month;

(xii)          the Non-Eligible Manufacturer Amount as of the close of business on the last day of the Related Month;

(xiii)         the Class A Required Non-Eligible Vehicle Enhancement Percentage as of the close of business on the last day of the Related Month and the Non-Program Vehicle Measurement Month Average, if any, included in the calculation of such Class A Required Non-Eligible Vehicle Enhancement Percentage;

(xiv)        the Class A Required Enhancement Incremental Amount and the Class B Required Enhancement Incremental Amount, if any, as of the close of business on the last day of the Related Month;

(xv)         the Class A Required Liquidity Amount and the Class B Required Liquidity Amount, if any, as of the close of business on the last day of the Related Month, and whether a Class Liquidity Deficiency with respect to any Class of Series 2005-3 Notes existed and the amount thereof, in each case as of the close of business on the last day of the Related Month;

(xvi)        the Class A Required Enhancement Amount and the Class B Required Enhancement Amount as of the close of business on the last day of the Related Month, and whether a Class Enhancement Deficiency with respect to any Class of Series 2005-3 Notes existed and the amount thereof, in each case as of the close of business on the last day of the Related Month;

(xvii)       the Class A Required Overcollateralization Amount, the Class A Overcollateralization Amount, the Class B Required Overcollateralization Amount and the Class B Overcollateralization Amount, in each case, as of the close of business on the last day of the Related Month;

(xviii)      the Class A Required Reserve Account Amount, the Class A Available Reserve Account Amount, the Class B Required Reserve Account Amount and the Class B Available Reserve Account Amount, in each case, as of the close of business on the last day of the Related Month;

(xix)         the percentage of all HVF Vehicles, with respect to each Manufacturer, as of the close of business on the last day of the Related Month which were Eligible Program Vehicles manufactured by such Manufacturer;

(xx)          the percentage of all HVF Vehicles, with respect to each Manufacturer which is not an Eligible Program Manufacturer, as of the close of business on the last day of the Related Month which were Program Vehicles manufactured by such Manufacturer;

(xxi)         the percentage of all HVF Vehicles, with respect to each Manufacturer, as of the close of business on the last day of the Related Month which were Non-Program Vehicles manufactured by such Manufacturer;

(xxii)        the Principal Amount with respect to each Class of Class A Notes as of such Payment Date and the Principal Amount with respect to each Class of Class B Notes as of such Payment Date; and

(xxiii)       such other items as may be specified in a Class B Notes Term Sheet.

The Trustee shall provide to the Series 2005-3 Noteholders, or their designated agent, the Insurer and each Interest Rate Hedge Provider copies of each Monthly Noteholders’ Statement.

Section 7.4.            Exhibits.  The following exhibits attached hereto supplement the exhibits included in the Indenture.

Exhibit A-1-1:	Series 2005-3 Variable Funding Rental Car Asset Backed Notes, Class A-1
Exhibit A-1-2:	Series 2005-3 Variable Funding Rental Car Asset Backed Notes, Class A-2
Exhibit A-2-1:	Form of Restricted Global Class B-1 Note
Exhibit A-2-2:	Form of Regulation S Global Class B-1 Note
Exhibit A-2-3:	Form of Unrestricted Global Class B-1 Note
Exhibit A-3-1:	Form of Restricted Global Class B-2 Note
Exhibit A-3-2:	Form of Regulation S Global Class B-2 Note
Exhibit A-3-3:	Form of Unrestricted Global Class B-2 Note
Exhibit A-4-1:	Form of Restricted Global Class B-3 Note
Exhibit A-4-2:	Form of Regulation S Global Class B-3 Note
Exhibit A-4-3:	Form of Unrestricted Global Class B-3 Note
Exhibit A-5-1:	Form of Restricted Global Class B-4 Note
Exhibit A-5-2:	Form of Regulation S Global Class B-4 Note
Exhibit A-5-3:	Form of Unrestricted Global Class B-4 Note
Exhibit B-1-1:	Form of Class A Letter of Credit
Exhibit B-1-2:	Form of Class A Ford Letter of Credit
Exhibit B-2-1:	Form of Class B Letter of Credit
Exhibit B-2-2:	Form of Class B Ford Letter of Credit
Exhibit C:	Form of Lease Payment Deficit Notice
Exhibit D-1-1:	Form of Class A Ford Letter of Credit Reduction Notice
Exhibit D-1-2:	Form of Class A Ford Letter of Credit Termination Notice
Exhibit D-2:	Form of Class A Non-Ford Letter of Credit Reduction Notice
Exhibit D-3-1:	Form of Class B Ford Letter of Credit Reduction Notice
Exhibit D-3-2:	Form of Class B Ford Letter of Credit Termination Notice
Exhibit D-4:	Form of Class B Non-Ford Letter of Credit Reduction Notice
Exhibit E:	Form of Purchaser’s Letter
Exhibit F-1:	Form of Class A Transfer Certificate
Exhibit F-2:	Form of Restricted Global Note Transfer Certificates
Exhibit F-3:	Form of Regulation S Global Note Transfer Certificates
Exhibit F-4:	Form of Unrestricted Global Note Transfer Certificates
Exhibit G:	Form of Monthly Noteholders’ Statement
Exhibit H:	Form of Series 2005-3 Demand Note
Exhibit I:	Form of Estimated Interest Adjustment Notice

Section 7.5.            Ratification of Base Indenture.  As supplemented by this Series Supplement, the Base Indenture is in all respects ratified and confirmed and the Base Indenture as so supplemented by this Series Supplement shall be read, taken, and construed as one and the same instrument.

Section 7.6.            Notice to Insurer, the Rating Agencies, each Interest Rate Hedge Provider and Ford.  The Trustee shall provide to the Insurer, each Rating Agency and each Interest Rate Hedge Provider a copy of each notice to the Series 2005-3 Noteholders, Opinion of Counsel and Officer’s Certificate delivered to the Trustee pursuant to this Series Supplement or any other Related Document.  Each such Opinion of Counsel to be delivered to the Insurer shall be addressed to the Insurer, shall be from counsel reasonably acceptable to the Insurer and shall be in form and substance reasonably acceptable to the Insurer.  The Trustee shall provide notice to each Rating Agency of any consent by the Insurer to the waiver of the occurrence of any Series 2005-3 Limited Liquidation Event of Default.  In addition, for so long as the Ford LOC Exposure Amount is greater than zero, the Trustee shall provide to Ford a copy of each report, notice and other information provided to the Series 2005-3 Noteholders pursuant to this Series Supplement or any other Related Document.  All such notices, opinions, certificates or other items to be delivered to the Insurer shall be forwarded to Ambac Assurance Corporation, One State Street Plaza,  New York, New York 10004 Attention: General Counsel:  (212) 668-0340, confirmation:  (212) 208-3558 (Hertz Vehicle Financing LLC Series 2005-3 Rental Car Asset Backed Notes).  All such notices, opinions, certificates or other items to be delivered to the Interest Rate Hedge Provider shall be forwarded to the address specified for notices in the Series 2005-3 Interest Rate Hedge.  All such notices, opinions, certificates or other items to be delivered to Ford shall be forwarded to Ford Motor Company, 1 American Road, Dearborn, MI 48126 Attention: Director — Global Banking, Facsimile No.: (313) 594-0110.  In the event that the Annualized Financing Cost, exceeds 10% with respect to any Series 2005-4 Interest Period, HVF shall provide Moody’s with notice of such event.  In the event that (a) with respect to the Three-Year Notes, One-Month LIBOR exceeds 7.75% or (b) with respect to the Five-Year Notes, One-Month LIBOR exceeds 8.25%, HVF shall provide the Insurer with notice of such event.

Section 7.7.            Insurer Deemed Class A Noteholder and Secured Party.  Except for any period during which an Insurer Default is continuing, the Insurer shall be deemed to be the holder of 100% of the Class A Notes for the purposes of giving any consents, waivers, approvals, instructions, directions, declarations, notices and/or taking any other action pursuant to the Base Indenture, this Series Supplement and the other Related Documents.  Any reference in the Base Indenture or the Related Documents to materially, adversely, or detrimentally affecting the rights or interests of the Noteholders, or words of similar meaning, shall be deemed, for purposes of the Class A Notes, to refer to the rights or interests of the Insurer.  In addition, the Insurer shall constitute an “Enhancement Provider” with respect to the Series 2005-3 Notes for all purposes under the Base Indenture, the other Related Documents and the Insurance Agreement shall constitute an “Enhancement Agreement” with respect to the Series 2005-3 Notes for all purposes under the Base Indenture and the other Related Documents.  Furthermore, the

Insurer shall be deemed to be a “Secured Party” under the Base Indenture and the Related Documents to the extent of amounts payable to the Insurer pursuant to this Series Supplement.  Moreover, wherever in the Related Documents money or other property is assigned, conveyed, granted or held for, a filing is made for, action is taken for or agreed to be taken for, or a representation or warranty is made for, the benefit of the Class A Noteholders, the Insurer shall be deemed to be the Class A Noteholders with respect to 100% of the Series 2005-3 Notes for such purposes.  In addition, all provisions of this Series Supplement (i) requiring the consent (written or otherwise), approval, advice or satisfaction of the Insurer, (ii) requiring notice to be provided to the Insurer, (iii) requiring any other action or involvement on the part of the Insurer, (iv) granting to the Insurer any rights or remedies, (v) taking into consideration the interests of the Insurer, or the effect of any event or action on the Insurer or (vi) permitting the Insurer to take any actions, in each case shall no longer have any effect at any time after the Class A Notes have been paid in full and the Insurer has been paid all Insurer Fees and all other Insurer Reimbursement Amounts due under the Insurance Agreement.

Section 7.8.            Third Party Beneficiary.  Each of the Insurer, Ford, in its capacity as accountholder of a Series 2005-3 Ford Letter of Credit, and each Interest Rate Hedge Provider is an express third party beneficiary of (i) the Base Indenture to the extent of provisions relating to any Enhancement Provider, in the case of the Insurer and the Series 2005-3 Interest Rate Hedge Provider, or to the extent of the provisions relating to Ford, in the case of Ford and (ii) this Series Supplement.

Section 7.9.            Prior Notice by Trustee to Insurer.  Subject to Section 10.1 of the Base Indenture, except for any period during which an Insurer Default is continuing, the Trustee agrees that so long as no Amortization Event shall have occurred and be continuing with respect to any Series of Notes, other than the Series 2005-3 Notes, it shall not exercise any rights or remedies available to it as a result of the occurrence of an Amortization Event with respect to the Series 2005-3 Notes (except those set forth in clauses (j) and (k) of Article IV of this Series Supplement) until after the Trustee has given prior written notice thereof to the Insurer and obtained the direction of the Insurer, so long as the Insurer, through operation of Section 7.7 of this Series Supplement, constitutes the Required Noteholders of the Series 2005-3 Notes.  The Trustee agrees to notify the Insurer promptly following any exercise of rights or remedies available to it as a result of the occurrence of an Amortization Event with respect to the Series 2005-3 Notes.

Section 7.10.          Subrogation.  In furtherance of and not in limitation of the Insurer’s equitable right of subrogation, each of the Trustee and HVF acknowledge that, to the extent of any payment made by the Insurer under the Insurance Policy with respect to interest on or principal of the Series 2005-3 Notes, the Insurer is to be fully subrogated to the extent of such payment and any additional interest due on any late payment to the rights of the Series 2005-3 Noteholders under the Indenture.  Each of HVF and the Trustee agree to such subrogation and, further, agree to take such actions as the Insurer may reasonably request to evidence such subrogation.

Furthermore, in furtherance of and not in limitation of Ford’s equitable right of subrogation, each of the Trustee and HVF acknowledge that, to the extent that Ford LOC Disbursements or amounts on deposit in the Class A Ford Cash Collateral Account or Class B Ford Cash Collateral Account are applied to pay interest on or principal of the Series 2005-3 Notes and Ford has reimbursed the applicable Series 2005-3 Letter of Credit Providers for such Ford LOC Disbursements or such amounts deposited in the Class A Ford Cash Collateral Account or the Class B Ford Cash Collateral Account, Ford is to be fully subrogated to the extent of such payment under the Indenture; provided such rights shall be subordinated in all respects to the rights of subrogation of the Insurer set forth in the preceding paragraph and to the rights of the Noteholders to the payment in full of all amounts owing to them under the Indenture.  Each of HVF and the Trustee agree to such subrogation and, further, agree to take such actions as Ford may reasonably request to evidence such subrogation.

Section 7.11.          Counterparts.  This Series Supplement may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all of such counterparts shall together constitute but one and the same instrument.

Section 7.12.          Governing Law.  This Series Supplement shall be construed in accordance with the law of the State of New York, and the obligations, rights and remedies of the parties hereto shall be determined in accordance with such law.

Section 7.13.          Amendments.  This Series Supplement and any Class B Notes Term Sheet may be modified or amended from time to time in accordance with the terms of the Base Indenture, provided that if, pursuant to the terms of the Base Indenture or this Series Supplement, the consent of the Required Noteholders is required for an amendment or modification of this Series Supplement, such requirement shall be satisfied if such amendment or modification is consented to by the Required Noteholders with respect to the Series 2005-3 Notes; provided, further, that, if the consent of the Required Noteholders with respect to the Series 2005-3 Notes is required for a proposed amendment or modification of this Series Supplement that does not affect in any material respect one or more Classes of the Series 2005-3 Notes (as evidenced by an Officer’s Certificate to such effect), then such requirement shall be satisfied if such amendment or modification is consented to by the Series 2005-3 Noteholders representing more than 50% of the aggregate outstanding principal amount of the Classes of the Series 2005-3 Notes affected by such amendment or modification (without the necessity of obtaining the consent of the Series 2005-3 Noteholders holding the Classes of the Series 2005-3 Notes not affected by such amendment or modification); provided, further, that for so long as any Class B Notes are outstanding, any amendment to any of the Related Documents that (i) pursuant to the terms of the Base Indenture would require the consent of the Required Noteholders with respect to the Series 2005-3 Notes and (ii) would result in a reduction in the amount of Rent payable under the Lease or would otherwise have the effect of reducing the Enhancement available to the Class B Notes shall require the consent of Class B Noteholders holding more than 50% of the Class B Notes; provided, further, that, any amendment or other modification to this Series Supplement or any of the Related Documents that would extend the due date for, or reduce the amount of, any scheduled repayment or prepayment of principal of or interest on the Series 2005-3 Notes

(or reduce the principal amount of or rate of interest on the Series 2005-3 Notes), or, pursuant to the Related Documents, would require the consent of 100% of the Series 2005-3 Noteholders or each Series 2005-3 Noteholder affected by such amendment or modification, shall require the prior written consent of each Conduit Investor and Committed Note Purchaser or each Conduit Investor and each Committed Note Purchaser affected thereby, as applicable.  Any amendment to this Series Supplement that adversely affects in any material respect the interests of an Interest Rate Hedge Provider shall require the prior written consent of such Interest Rate Hedge Provider.  For so long as the Ford LOC Exposure Amount is greater than zero, any amendment to any provision of this Series Supplement shall be subject to Section 7.18 of this Series Supplement. Furthermore, for so long as any Class A Notes are Outstanding, any amendment, waiver or other modification pursuant to Section 12.2(iii) of the Base Indenture shall require the prior written consent of the Insurer, such consent not to be unreasonably withheld or delayed.

Section 7.14.          Termination of Series Supplement.  This Series Supplement shall cease to be of further effect when (i) all Outstanding Series 2005-3 Notes theretofore authenticated and issued have been delivered (other than destroyed, lost, or stolen Series 2005-3 Notes which have been replaced or paid) to the Trustee for cancellation, (ii) HVF has paid all sums payable hereunder, (iii) the Insurer has been paid all Insurer Fees and all other Insurer Reimbursement Amounts due under the Insurance Agreement, (iv) each Interest Rate Hedge Provider has been paid all amounts due and owing to it from HVF under its Series 2005-3 Interest Rate Hedge, (v) Ford has been paid all amounts payable to it hereunder and no amounts are required hereby to be retained in any Series Account with respect to the Series 2005-3 Notes and (vi) the Series 2005-3 Demand Note Payment Amount is equal to zero or the Class A Non-Ford Letter of Credit Liquidity Amount and the Class B Non-Ford Letter of Credit Liquidity Amount are each equal to zero.

Section 7.15.          Discharge of Indenture.  Notwithstanding anything to the contrary contained in the Base Indenture, so long as this Series Supplement shall be in effect in accordance with Section 7.14 of this Series Supplement, no discharge of the Indenture pursuant to Section 11.1(b) of the Base Indenture shall be effective as to the Series 2005-3 Notes without the consent of the Required Noteholders with respect to the Series 2005-3 Notes.

Section 7.16.          Effect of Payment by Insurer.  Anything in this Series Supplement to the contrary notwithstanding, any payments of principal of or interest on the Class A Notes that is made with moneys received pursuant to the terms of the Insurance Policy shall not (except for the purpose of calculating the Class A-1 Outstanding Principal Amount and the Class A-2 Outstanding Principal Amount) be considered payment of the Class A Notes by HVF.  The Trustee acknowledges that, without the need for any further action on the part of the Insurer, (i) to the extent the Insurer makes payments, directly or indirectly, on account of principal of or interest on, the Class A Notes to the Trustee for the benefit of the Class A Noteholders or to the Class A Noteholders (including any Preference Amounts as defined in the Insurance Policy), the Insurer will be fully subrogated to the rights of such Class A Noteholders to receive such principal and interest and will be deemed to the extent of the payments so made to be a Class A Noteholder and (ii) the Insurer shall be paid principal and interest in its capacity as a Class A Noteholder until all such payments by the Insurer have been fully reimbursed, but only from the sources and in the manner provided in this Series Supplement for payment of such principal and interest and, in each case, only after the Class A Noteholders have received all payments of principal and interest due to them under this Series Supplement on the related Payment Date.

Section 7.17.          Interest Rate Hedge Provider Deemed Secured Party.  Each Interest Rate Hedge Provider shall constitute an “Enhancement Provider” with respect to the Series 2005-3 Notes for all purposes under the Base Indenture, the other Related Documents and each Series 2005-3 Interest Rate Hedge shall constitute an “Enhancement Agreement” with respect to the Series 2005-3 Notes for all purposes under the Base Indenture and the other Related Documents.  Furthermore, each Interest Rate Hedge Provider shall be deemed to be a “Secured Party” under the Base Indenture and the Related Documents to the extent of amounts payable to such Interest Rate Hedge Provider under its Series 2005-3 Interest Rate Hedge and pursuant to this Series Supplement.

Section 7.18.          Ford Covenants.  HVF hereby covenants and agrees with Ford that, for so long as the Ford LOC Exposure Amount is greater than zero:

(a)           Distributions to HVF.  No amounts will be distributed to HVF pursuant to any provision of the Indenture if, after giving effect to that distribution, the Fleet Equity Amount would be less than the Required Minimum Fleet Equity Amount.

(b)           Inspection of Property, Books and Records.  It will permit representatives of Ford to visit and inspect any of its properties and to examine any of its books and records, and to discuss its affairs, finances and accounts with the Servicer and its officers, directors, employees and independent public accountants all at such reasonable times and on reasonable notice and as often as may reasonably be requested (but, prior to the occurrence of a Potential Amortization Event or an Amortization Event, not more than twice in any year).

(c)           Other Series Supplements.  Each Series Supplement will provide for the payment of Ford Reimbursement Obligations prior to any distribution or other release of funds to HVF thereunder and prior to any payment of any termination payments under Swap Agreements; provided, however, that on or prior to January 6, 2006, the Series 2002-1 Supplement, dated as of September 18, 2002, by and between HVF and the Trustee, as amended, supplemented or otherwise modified from time to time, will not be required to provide for any payment of Ford Reimbursement Obligations.

(d)           No Amendments.  It will not, without the prior written consent of Ford (which consent shall not be unreasonably withheld or delayed), (i) extend the Commitment Termination Date to a date after the November 2010 Payment Date or extend or otherwise modify the Three-Year Notes Expected Final Payment Date, the Five-Year Notes Expected Final Payment Date, the Three-Year Notes Legal Final

Payment Date or the Five-Year Notes Legal Final Payment Date, (ii) amend, modify or waive Sections 3.2(d), (e) and (f), 3.3(d) and (e), 3.5(a), (c), and (e), 3.8(e) and (f), 3.9(b), (c), (e), (f)(I), (g), (h), (i), (j) and (k), 3.13, 3.14(e) and (f), 3.15(b), (c), (e), (f)(I), (g), (h), (i), (j) and (k), 3.17, 7.6, 7.8, 7.10, 7.13, 7.14 and 7.18 of this Series Supplement or any other provision of the Series 2005-3 Supplement providing for drawings on the Series 2005-3 Letters of Credit or withdrawals from the Class A Reserve Account or the Class B Reserve Account or the payment by HVF of Ford Reimbursement Obligations or any terms used in such provisions, (iii) amend, modify or waive the definitions of Fleet Equity Amount, Fleet Equity Condition, or Required Minimum Fleet Equity Amount, or the effect of the use of those terms to prohibit certain payments, (iv) amend, modify or waive any provisions of any other Series Supplement providing for the payment by HVF of Ford Reimbursement Obligations, (v) amend, modify or waive the provisions of Sections 6.3(b) or 6.3(d) of the Base Indenture or (vi) amend, modify or waive the Base Indenture, enter into any Series Supplement or amend, modify or waive any Series Supplement in a manner that provides for an invested percentage calculation that is different than that contained in the Series Supplements relating to the Series of Notes being issued on the Series 2005-3 Closing Date.

(e)           Outstanding Letters of Credit.  After the Series 2005-3 Closing Date, it will not, without the prior written consent of Ford (which consent shall not be unreasonably withheld or delayed) obtain a Class A Non-Ford Letter of Credit for so long as any Class B Ford Letters of Credit remain outstanding.

Section 7.19.          Issuances of Class B Notes.

(a)           Notwithstanding the inclusion of Class B Notes in this Series Supplement, no Class B Notes will be issued on the Series 2005-3 Closing Date.  Until such time as Class B Notes are issued, all provisions relating to the Class B Notes (other than the provisions of this Section 6.18) contained herein, shall be disregarded.  From time to time on any Distribution Date prior to the Expected Final Payment Date for a Class of Class B Notes, HVF, subject to the conditions set forth in clause (b) below, may issue Class B Notes of such Class.

(b)           Class B Notes may be issued only upon satisfaction of the following conditions:

(i)            The Trustee shall have received a Company Request at least two (2) Business Days (or such shorter time as is acceptable to the Trustee) in advance of the related Series 2005-3 Class B Notes Closing Date requesting that the Trustee authenticate and deliver one or more Classes of Class B Notes specified in such Company Request;

(ii)           The Trustee shall have received a Company Order authorizing and directing the authentication and delivery of one or more Classes of Class B Notes, to be issued pursuant to this Series Supplement, as supplemented by the Class B Notes Term Sheet with respect to such Class or Classes of Class B Notes, by the Trustee and specifying the designation of such

Class or Classes of Class B Notes, the Initial Principal Amount (or the method for calculating the Initial Principal Amount) of such Class or Classes of Class B Notes to be authenticated and the Note Rate with respect to such Class or Classes of Class B Notes;

(iii)          The Trustee shall have received an Officer’s Certificate of HVF dated as of the applicable Series 2005-3 Class B Notes Closing Date to the effect that:

(A)          no Amortization Event, Limited Liquidation Event of Default, Potential Amortization Event or Enhancement Deficiency with respect to any Series of Notes Outstanding is continuing or will occur as a result of the issuance of such Class or Classes of Class B Notes,
(B)           no Liquidation Event of Default, Aggregate Asset Amount Deficiency, Manufacturer Event of Default, Operating Lease Event of Default, Potential Operating Lease Event of Default or Potential Manufacturer Event of Default is continuing or will occur as a result of the issuance of such Class or Classes of Class B Notes, and
(C)           all conditions precedent provided in the Base Indenture and this Series Supplement with respect to the authentication and delivery of such Class or Classes of Class B Notes have been satisfied;

(iv)          a Class B Notes Term Sheet, substantially in the form of Annex A hereto, shall have been executed by HVF and the Trustee;

(v)           the Series 2005-3 Rating Agency Condition shall have been satisfied in respect of the issuance of such Class or Classes of Class B Notes;

(vi)          for so long as any Class B Notes are Outstanding, one or more Series 2005-3 Interest Rate Hedges have been acquired from one or more Eligible Interest Rate Hedge Provider in an aggregate initial notional amount equal to the aggregate Principal Amount of the Class B Notes issued, each with a strike rate equal to no more than 5.50% or as otherwise agreed by Fitch and each other Rating Agency rating the Class B Notes and that otherwise satisfies Section 3.12 of this Series Supplement;

(vii)         the excess of the principal amount of any of the Class B Notes over their issue price will not exceed the maximum amount permitted under the Code without the creation of an original issue discount,

(viii)        the Trustee shall have received opinions of counsel substantially similar to those received in connection with the offering and sale of the Class A Notes, including without limitation, opinions to the effect that:

(A)          the Class B Notes will be characterized as indebtedness for federal income tax purposes,

(B)           the issuance of the Class B Notes will not affect adversely the United States federal income tax characterization of any Series of Notes outstanding or Class thereof that was (based upon on Opinion of Counsel) characterized as debt at the time of their issuance and HVF will not be classified as an association or as a publicly traded partnership taxable as a corporation for United States federal income tax purposes,
(C)           all instruments furnished to the Trustee conform to the requirements of the Base Indenture and this Series Supplement and constitute all the documents required to be delivered hereunder and thereunder for the Trustee to authenticate and deliver the Class B Notes, and all conditions precedent provided for in the Base Indenture and this Series Supplement with respect to the authentication and delivery of the Class B Notes have been complied with,
(D)          the Class B Notes Term Sheet with respect to the Class or Classes of Class B Notes being issued on such Series 2005-3 Class B Notes Closing Date has been duly authorized, executed and delivered by HVF,
(E)           the Class B Notes being issued on such Series 2005-3 Class B Notes Closing Date have been duly authorized and executed and, when authenticated and delivered in accordance with the provisions of the Base Indenture and this Series Supplement, will constitute valid, binding and enforceable obligations of HVF entitled to the benefits of the Base Indenture and this Series Supplement, subject, in the case of enforcement, to bankruptcy, insolvency, reorganization, moratorium and other similar laws affecting creditors’ rights generally and to general principles of equity,
(F)           each of the Class B Notes Term Sheet with respect to Class B Notes being issued on such Series 2005-3 Class B Notes Closing Date and this Series Supplement as supplemented thereby is a legal, valid and binding agreement of HVF, enforceable in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium and other similar laws affecting creditors’ rights generally and to general principles of equity; and
(G)           such other documents, instruments, certifications, agreements or other items as the Trustee may reasonably require.

IN WITNESS WHEREOF, the Trustee and HVF have caused this Series Supplement to be duly executed by their respective officers hereunto duly authorized as of the day and year first above written.
HERTZ VEHICLE FINANCING LLC,
by

/s/ Robert H. Rillings
Name:	Robert H. Rillings
Title:	Vice President & Treasurer

BNY MIDWEST TRUST COMPANY, as Trustee,
by

/s/ Marian Onischak
Name:	Marian Onischak
Title:	Assistant Vice President